Cusip Number 66976M508                                       NASDAQ Symbol IVFTX
________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                                   A series of
                       The Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  July 29, 2003


The EARNEST  Partners Fixed Income Trust seeks to preserve  capital and maximize
total  return  through  active  management  of  investment-grade   fixed  income
securities.




                               Investment Advisor
                               ------------------


                                  [Logo Here]


                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                             Atlanta, Georgia 30309

                                 1-800-525-3863






The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------

      The Investment Advisor...................................................6
      The Administrator........................................................7
      The Transfer Agent.......................................................7
      The Distributor..........................................................7

INVESTING IN THE FUND..........................................................8
---------------------

      Minimum Investment.......................................................8
      Purchase and Redemption Price............................................8
      Purchasing Shares........................................................8
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------

      Dividends, Distributions, and Taxes.....................................13
      Financial Highlights ...................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------


INVESTMENT OBJECTIVE

The EARNEST Partners Fixed Income Trust ("Fund") seeks to preserve capital and maximize total return through active management of investment-grade fixed-income securities.



PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in market sectors or particular securities that the Fund's investment advisor, EARNEST Partners Limited, LLC ("Advisor"), believes are undervalued due to market inefficiencies.

The Advisor implements this strategy by calculating an expected yield for various market sectors and securities and comparing the results to actual market yield levels. The expected yield is calculated using such factors as quality, duration, liquidity, and the relationship between price and yield. Investment decisions are made based upon opportunities the Advisor perceives to exist as a result of the differences in the expected yield and the actual market level yield.

The Advisor also considers the following when selecting securities:

o historical yield relationship between a security and a corresponding benchmark,
o    credit risk,
o    market volatility,
o    interest rate levels relative to historical interest rate levels, and
o supply and demand factors (i.e. spreads tend to widen when supply for a security exceeds demand).

An example for such an investment might be a particular security guaranteed by the U.S. government, which may be too small for many fixed-income dealers. With fewer buyers in the marketplace for such a security, a lower price and higher yield may be available, without any increase in credit risk.

In managing the Fund, the following additional restrictions are used:

o    The Fund will not engage in "market timing."
o Portfolio duration will vary between 2 and 7 years, which is currently approximately equivalent to a 3 to 12 year average life. Duration is a measure of the weighted average maturity of the fixed-income instruments held by the Fund and can be used by the Advisor as a measure of the sensitivity of the market value of the Fund to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.
o At least 90% of the portfolio will be in bonds rated "A" or better at all times by a nationally recognized securities rating organization ("NRSRO").
o The Fund will not purchase any bonds rated below investment-grade by any NRSRO.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuations in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in other transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are generally rated by NRSROs. Fixed income securities rated BBB by Standard & Poor's(R) Rating Services or Baa by Moody's Investor Services, Inc. are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for greater impact on the Fund's performance.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the "Financial Highlights" section of this Prospectus for the Fund's portfolio turnover rates for prior periods.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE:]

                 Year to Year Total Returns (as of December 31)

                                 1993 -  10.57%
                                 1994 -  -3.78%
                                 1995 -  16.82%
                                 1996 -   4.08%
                                 1997 -   9.17%
                                 1998 -   7.64%
                                 1999 -  -1.13%
                                 2000 -  11.21%
                                 2001 -   5.59%
                                 2002 -  12.59%

o During the 10-year period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended June 30, 1995).
o During the 10-year period shown in the bar chart, the lowest return for a calendar quarter was (3.84)% (quarter ended March 31, 1994).
o The year-to-date return as of the most recent calendar quarter was 3.40% (quarter ended June 30, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------- -------- -------- ---------
Average Annual Total Returns                         Past 1   Past 5   Past 10
Periods Ended December 31, 2002                       Year     Years    Years
--------------------------------------------------- -------- -------- ---------
EARNEST Partners Fixed Income Trust
   Before taxes                                      12.59%    7.07%    7.11%
   After taxes on distributions                      10.35%    4.65%    4.56%
   After taxes on distributions and sale of shares    7.65%    4.43%    4.41%
--------------------------------------------------- -------- -------- ---------
Lehman Brothers Aggregate Bond Index*                10.26%    7.55%    7.51%
--------------------------------------------------- -------- -------- ---------

  * The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees For Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------
      Maximum Sales Charge (Load) Imposed On Purchases
          (as a percentage of offering price) .....................None
      Redemption Fee
          (as a percentage of amount redeemed) ....................None

          Annual Fund Operating Expenses For Institutional Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------
      Management Fees..............................................0.45%
      Distribution and/or Service (12b-1) Fees.....................None
      Other Expenses...............................................1.52%
                                                                   -----
          Total Annual Fund Operating Expenses..........................1.97%*
          Fee Waivers and/or Expense Reimbursement.....................(1.57%)
                                                                        -----
          Net Expenses..................................................0.40%
                                                                        =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2003. The Advisor has entered into an Expense Limitation Agreement with The Nottingham Investment Trust II under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.40% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2004. Prior to October 1, 2002, the Expense Limitation Agreement provided that Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) were limited to not more than 0.90% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2003. Consequently, "Fee Waivers and/or Expense Reimbursements" has been restated to reflect the agreed expense limitation as currently in effect as if it had been in effect for the entire fiscal year ended March 31, 2003. For the fiscal year ended March 31, 2003, actual net expenses were 0.58% of the average daily net assets of the Institutional Class Shares. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example. This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

 --------------------- ------------ ------------- ------------- --------------
    Period Invested       1 Year       3 Years       5 Years       10 Years
 --------------------- ------------ ------------- ------------- --------------
       Your Costs          $41          $466          $916          $2,169
 --------------------- ------------ ------------- ------------- --------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

On December 20, 1999, EARNEST Partners Limited, LLC became the investment adviser of the Fund pursuant to an Interim Investment Advisory Agreement approved by the Board of Trustees ("Trustees") of The Nottingham Investment Trust II ("Trust") at a meeting held on December 20, 1999. That agreement was superseded by a new Investment Advisory Agreement ("Investment Advisory Agreement") that was approved by shareholders of the Fund at a meeting held on May 25, 2000. Under the Investment Advisory Agreement, the Advisor will receive the same management fee as the Fund's previous advisor, Investek Capital Management, Inc. ("ICM"). The Investment Advisory Agreement is renewed on an annual basis subject to an appropriate review and approval by the Trustees.

EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, was established in 1999 as a limited liability company organized under the laws of Delaware and is a wholly owned subsidiary of EARNEST Partners II, LLC, also a Delaware limited liability company. The Advisor was formed as a result of the acquisition of the Fund's former investment advisor by EARNEST Partners II, LLC. That acquisition was completed on December 31, 1999. The Advisor has approximately $2.4 billion in assets under management and provides investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations. The Fund is primarily managed by an investment team consisting of Michael T. McRee, Douglas S. Folk, CFA, and John M. Friedman, who are responsible for the day-to-day management of the Fund's portfolio. Mr. McRee has been a Partner of the Advisor since its inception in 1999 and President of the Fund since its inception in 1991. Prior to that time, Mr. McRee was President of the Fund's former adviser, ICM. Mr. Folk has been a Partner of the Advisor since its inception and became a portfolio manager of the Fund in 1998. Mr. Folk was also Vice President of the Fund's former adviser from 1996 until the acquisition in 1999. Previous to that, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. Mr. Friedman has been a Partner of the Advisor since its inception in 1999 and portfolio manager of the Fund since its inception in 1991. Prior to that time, Mr. Friedman was Vice President of the Fund's former adviser.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund's assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.45%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of their advisory fees for the fiscal year ended March 31, 2003.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.40% of the average net assets of the Fund for the fiscal year ending March 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year, thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Trust. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fee, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND

MINIMUM INVESTMENT

Institutional Class Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000 and the minimum additional investment is $1,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.



PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotation for the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares

Application and mail it, along with your check made payable to "EARNEST Partners Fixed Income Trust," to:

         EARNEST Partners Fixed Income Trust
         c/o NC Shareholder Services
         116 South Franklin Street
         Post Office Box 4365
         Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

         Wachovia Bank, N.A.
         Charlotte, North Carolina
         ABA # 053000219
         For: EARNEST Partners Fixed Income Trust - Institutional Class Shares Acct. # 2000000862107
         For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $1,000. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

         EARNEST Partners Fixed Income Trust
         c/o NC Shareholder Services
         116 South Franklin Street
         Post Office Box 4365
         Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The Fund's name,
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your application currently on file with the Fund.
Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $50,000 due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his/her account net asset value up to at least $50,000 during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                           INSTITUTIONAL CLASS SHARES
                 (For a Share Outstanding Throughout Each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year           Year           Year
                                                              ended          ended          ended          ended          ended
                                                             3/31/03        3/31/02        3/31/01        3/31/00        3/31/99
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     10.08    $     10.32    $      9.84    $     10.30    $     10.31

  Income from investment operations
      Net investment income .............................         0.51           0.59           0.61           0.60           0.62
      Net realized and unrealized gain (loss) on investments      0.80          (0.24)          0.48          (0.46)         (0.01)
                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations ............         1.31           0.35           1.09           0.14           0.61
                                                           -----------    -----------    -----------    -----------    -----------

  Distributions to shareholders from
      Net investment income .............................        (0.51)         (0.59)         (0.61)         (0.60)         (0.62)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $      10.88   $     10.08    $     10.32    $      9.84    $     10.30
                                                           ============   ===========    ===========    ===========    ===========

Total return ............................................         13.30 %        3.32 %        11.46 %         1.47 %         5.97 %
                                                           ============   ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $     13,755   $     5,791    $     6,631    $     8,193    $    11,467
                                                           ============   ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
            Before expense reimbursements and waived fees          1.97 %        2.44 %         1.99 %         1.57 %         1.22 %
            After expense reimbursements and waived fees           0.58 %        0.90 %         0.90 %         0.90 %         0.90 %

       Ratio of net investment income to average net assets
            Before expense reimbursements and waived fees          3.16 %        4.12 %         4.96 %         5.26 %         5.53 %
            After expense reimbursements and waived fees           4.55 %        5.65 %         6.05 %         5.93 %         5.85 %

       Portfolio turnover rate ..........................         74.35 %       23.87 %         7.68 %        15.41 %        50.90 %




                             ADDITIONAL INFORMATION

________________________________________________________________________________

                       EARNEST PARTNERS FIXED INCOME TRUST

                           INSTITUTIONAL CLASS SHARES

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



________________________________________________________________________________


         By telephone:         1-800-525-3863


         By mail:              EARNEST Partners Fixed Income Trust
                               c/o NC Shareholder Services
                               116 South Franklin Street
                               Post Office Box 4365
                               Rocky Mount, NC 27803-0365


         By e-mail:            info@ncfunds.com


         On the Internet:      www.ncfunds.com

________________________________________________________________________________



Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act file number 811-06199

                       STATEMENT OF ADDITIONAL INFORMATION

                       EARNEST PARTNERS FIXED INCOME TRUST

                                  July 29, 2003

                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863




                                Table of Contents


OTHER INVESTMENT POLICIES..................................................... 2
INVESTMENT LIMITATIONS........................................................ 5
PORTFOLIO TRANSACTIONS........................................................ 6
NET ASSET VALUE............................................................... 7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................ 8
DESCRIPTION OF THE TRUST...................................................... 8
ADDITIONAL INFORMATION CONCERNING TAXES....................................... 9
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................11
SPECIAL SHAREHOLDER SERVICES..................................................18
ADDITIONAL INFORMATION ON PERFORMANCE.........................................19
FINANCIAL STATEMENTS..........................................................21
APPENDIX A - DESCRIPTION OF RATINGS...........................................22
APPENDIX B - PROXY VOTING POLICIES............................................26








This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the EARNEST Partners Fixed Income Trust ("Fund") relating to the Fund's Institutional Class Shares, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations on November 15, 1991 and is a separate diversified series of The Nottingham Investment Trust II ("Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, EARNEST Partners Limited, L.L.C. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"),  Student Loan Marketing Association  ("SLMA"),  and The Tennessee

Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

Corporate Bonds. The Fund's investments in corporate debt securities will be based on credit analysis and value determination by the Advisor. The Advisor's selection of bonds or industries within the corporate bond sector is determined by, among other factors, historical yield relationships between bonds or industries, the current and anticipated credit of the borrower, and call features as well as supply and demand factors. All corporate securities will be of investment grade quality as determined by Moody's investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if no rating exists, of equivalent quality in the determination of the Advisor. In addition, the Fund intends to maintain at least 90% of its assets in bonds rated A or better (or if not rated, of equivalent quality as determined by the Advisor). See the Prospectus "Principal Risks of Investing in the Fund" for risks associated with corporate bonds. The Advisor will continuously monitor the ratings of securities held by the Fund and the creditworthiness of their issuers. For a more complete description of the various bond ratings for Moody's, S&P, Fitch and D&P, see Appendix A to the SAI.

Mortgage Pass-Through Certificates. Obligations of GNMA, FNMA and FHLMC include direct pass-through certificates representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Collateralized Mortgage Obligations. The Fund intends to invest in collateralized mortgage obligations ("CMOs"), which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fund's share prices. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

Other Mortgage Related Securities. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Advisor views them to be consistent with the overall policies and objectives of the Fund. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of the Fund's shares to fluctuate more and to fall.

The Advisor expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. In addition to CMOs, other asset-backed securities have been offered to investors backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities that may be developed in the future. The Fund will purchase only asset-backed securities rated A or better by Moody's, S&P, Fitch, or D&P, or if not rated, of equivalent quality as determined by the Advisor.

Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically floating rate securities use as their benchmark an index such as the 1-, 3- or 6-month LIBOR, 3-, 6- or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price. That volatility will affect the Fund's share prices.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Although the Fund is not limited in the amount of ADRs it may acquire, it is not presently anticipated that within the next 12 months the Fund will have in excess of 5% of its assets in ADRs.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration, or development programs or leases, except that the Fund may invest in the readily marketable securities of companies, which own or deal in such things, and the Fund may invest in certain mortgage-backed securities as described in this SAI;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are limited to 10% of the Fund's net assets);

(11) Purchase real estate or interests in real estate, except that securities in which the Fund invests may themselves have investment in real estate or interests in real estate; and the Fund may invest in securities composed of mortgages against real estate as described in this SAI;

(12) Invest in securities other than securities that are readily marketable either through trading on a national securities exchange, or securities for which an active market is made in the over-the-counter trading markets;

(13) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or purchase, sell or write warrants;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 33% of the Fund's total assets; and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Purchase foreign securities, except that the Fund may purchase foreign securities sold as American Depository Receipts without limit.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees (each a "Trustee" or collectively, "Trustees"), the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. Because of increased portfolio trading primarily due to market conditions and growth in the Fund's assets, the Fund's portfolio turnover rate was much higher for the fiscal year ended March 31, 2003 than the fiscal year ended March 31, 2002.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of

Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2003, 2002, and 2001, all portfolio transactions of the Fund were handled as principal transactions. Accordingly, there were no brokerage commissions paid during those years.


                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2003, 2002, and 2001, the net expenses of the Fund after fee waivers and expense reimbursements were $47,133 (0.58% of the average daily net assets of the Institutional Class Shares), $55,008 (0.90% of the average daily net assets of the Institutional Class Shares), and $66,949 (0.90% of the average daily net assets of the Institutional Class Shares), respectively. Investor Class Shares of the Fund were not authorized for issuance during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge for the Investor Class Shares. The Distributor receives this sales charge as the Fund's distributor and may reallow it in the form of dealer discounts and brokerage commissions. However, the Investor Class Shares are not currently available for investment.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust was organized as an unincorporated business trust under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of eight active series, as follows: the EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, L.L.C. of Atlanta, Georgia; the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland ("Brown Capital Management Funds"); and the WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as a qualified dividend, (ii) any tax-exempt dividend as an exempt-interest dividend (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2003) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                    TRUSTEES

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                                                          Number of
                                                                                        Portfolios in
                            Position(s)                                                 Fund Complex
       Name, Age,           held with    Length of        Principal Occupation(s)        Overseen by   Other Directorships Held by
       And Address          Fund/Trust  Time Served         During Past 5 Years            Trustee                Trustee
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                       Independent Trustees
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Jack E. Brinson, 71         Trustee,    Since 1990   Retired;  previously,   President        8       Independent Trustee   of  the
                            Chairman                 of   Brinson    Investment    Co.                following:    Gardner    Lewis
                                                     (personal     investments)    and                Investment Trust for the three
                                                     President  of Brinson  Chevrolet,                series  of that   trust;   New
                                                     Inc. (auto dealership)                           Providence  Investment   Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust;     Hillman     Capital
                                                                                                      Management  Investment   Trust
                                                                                                      for  the two  series  of  that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust     (all      registered
                                                                                                      investment companies)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
J. Buckley Strandberg, 43   Trustee     Since 1991   President  of Standard  Insurance        8                    None
                                                     and   Realty    (insurance    and
                                                     property management)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

                                       11

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
James H. Speed, Jr., 50     Trustee     Since        President  and  CEO of NC  Mutual        8       Independent  Trustee   of  RBC
                                        September    Life      Insurance       Company                Funds, Inc. for its six series
                                        2002         (insurance   company)  since  May                (all  registered    investment
                                                     2003;    President    of    Speed                companies)
                                                     Financial       Group,       Inc.
                                                     (consulting/private  investments)
                                                     since  March  2000;   previously,
                                                     Senior  Vice   President,   Chief
                                                     Financial  Officer & Treasurer of
                                                     Hardee's   Food   Systems,   Inc.
                                                     (food  service   retailer)   from
                                                     July 1997 to March  2000;  Senior
                                                     Vice   President   Controller  of
                                                     Hardee's Food Systems,  Inc. from
                                                     January 1995 to July 1997
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                       Interested Trustees*
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Richard K. Bryant, 43       Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249       President   since        Group,  Inc.  (distributor of the
Raleigh, North Carolina     and         September    Fund);  Vice President of Capital
27622                       Principal   2002;        Investment     Counsel,      Inc.
                            Executive   President    (advisor  of  the  Capital  Value
                            Officer,    since 1990;  Fund);   President   of   Capital
                            Capital     Principal    Investment    Brokerage,     Inc.
                            Value Fund  Executive    (broker/dealer     firm);     and
                                        Officer      President of Capital  Value Fund;
                                        since 2002   Trustee   of  the   Trust   since
                                                     September    2002;    previously,
                                                     Trustee  of the  Trust  from 1990
                                                     until June 2002
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Keith A. Lee, 43            Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street      Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202   President   2002;        (advisor  of  the  Brown  Capital
                            and         Vice         Management    Funds)   and   Vice
                            Principal   President    President  of the  Brown  Capital
                            Executive   since 1992;  Management Funds;  Trustee of the
                            Officer,    Principal    Trust since June 2002.
                            the Brown   Executive
                            Capital     Officer
                            Management  since 2002
                            Funds
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
*Basis of Interestedness. Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
 Trustee because  he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Other Officers
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Eddie C. Brown, 62          President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street      the Brown   1992         Management,   Inc.;   previously,
Baltimore, Maryland  21202  Capital                  Trustee  of the  Trust  from 1992
                            Management               until June 2002
                            Funds
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Elmer O. Edgerton, Jr., 53  Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249      President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina     Capital                  Carolina;   Vice   President   of
27622                       Value Fund               Capital  Investment Group,  Inc.,
                                                     Raleigh,  North  Carolina;   Vice
                                                     President  of Capital  Investment
                                                     Brokerage, Inc.
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
R. Mark Fields, 50          Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street     President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                   EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201           Partners                 Trust),  since 1999;  previously,
                            Fixed                    Vice    President   of   Investek
                            Income                   Capital     Management,     Inc.,
                            Trust                    Jackson,    Mississippi   (former
                                                     advisor of the  EARNEST  Partners
                                                     Fixed Income Trust)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

                                       12

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Douglas S. Folk, 42         Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street        President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309          Partners                 President  of  Investek   Capital
                            Fixed                    Investment,     Inc.,    Jackson,
                            Income                   Mississippi, 1996 to 1999
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
John M. Friedman, 59        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street        President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309          Partners                 President  of  Investek   Capital
                            Fixed                    Management,     Inc.,    Jackson,
                            Income                   Mississippi
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Michael T. McRee, 59        President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street     and         since        Partners   Limited,   LLC   since
2nd Floor                   Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi  39201 Executive   Principal    Investek   Capital    Management,
                            Officer,    Executive    Inc.,    Jackson,    Mississippi;
                            EARNEST     Officer      President   of  Investek   Timber
                            Partners    since 2002   Management   (timber   management
                            Fixed                    and marketing)
                            Income
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
L. Norfleet Smith, Jr., 41  Principal   Since        Executive Vice   President   of         n/a                    n/a
150 West Main Street        Executive   2002         Wilbanks, Smith & Thomas Asset
Suite 1700                  Officer,                 Management,LLC  (advisor  of the
Norfolk, Virginia  23510    WST Growth               WST  Growth Fund), Norfolk,
                            Fund                     Virginia
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Wayne F. Wilbanks, 42       President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street        WST Growth  1997         Thomas Asset  Management,  LLC,
Suite 1700                  Fund                     Norfolk, Virginia
Norfolk, Virginia  23510
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
C. Frank Watson III, 32     Secretary,  Secretary    President  and  Chief   Operating       n/a                    n/a
                            Treasurer,  since 1994;  Officer   (since   1999)  of  The
                            and         Treasurer    Nottingham                Company
                            Principal   and          (administrator   to  the   Fund);
                            Financial   Principal    previously,    Chief    Operating
                            Officer     Financial    Officer of The Nottingham Company
                                        Officer
                                        since 2002
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Julian G. Winters, 34       Assistant   Since        Vice  President-Compliance              n/a                    n/a
                            Secretary   2002         Administration  (since  1998)  of
                            and                      The      Nottingham      Company;
                            Assistant                previously,  Fund Accountant, The
                            Treasurer                Nottingham Company
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

         Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Fund's last fiscal year.

         Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary. The Nominating Committee met once during the Fund's last fiscal year.

         Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of equity securities of the Fund beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex, as of valuation date of December 31, 2002. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.


  ----------------------------- ------------ ---------------------------
                                             Aggregate Dollar Range of
                                  Dollar      Equity Securities in All
                                 Range of     Funds Overseen or to be
                                  Equity       Overseen by Trustee in
                                Securities      Family of Investment
        Name of Trustee         in the Fund          Companies*
  ----------------------------- ------------ ---------------------------
                          INDEPENDENT TRUSTEES
  ----------------------------- ------------ ---------------------------
  Jack E. Brinson                    A                   A
  ----------------------------- ------------ ---------------------------
  J. Buckley Strandberg              A                   B
  ----------------------------- ------------ ---------------------------
  James H. Speed, Jr.                A                   A
  ----------------------------- ------------ ---------------------------
                           INTERESTED TRUSTEE
  ----------------------------- ------------ ---------------------------
  Richard K. Bryant                  A                   C
  ----------------------------- ------------ ---------------------------
  Keith A. Lee                       A                   A
  ----------------------------- ------------ ---------------------------
      * Includes all the funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2002, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the Fund; (iv) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (v) the financial condition of the Advisor and (vi) the Advisor's investment strategy for the Fund.

Based upon their evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interests of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Independent Trustee receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2003. Each of the Trustees serves as a Trustee to the eight funds of the Trust, including the Fund.


                               Compensation Table

----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                       Pension
                                    Aggregate          or Retirement          Estimated
                                    Compensation       Benefits Accrued As    Annual             Total Compensation
                                    from the           Part of Fund           Benefits Upon      from the Fund and
Name of Person, Position            Fund               Expenses               Retirement         Trust Paid to Trustees
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                Independent Trustees
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Jack E. Brinson,Trustee                  $1,350                None                 None                  $10,300
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
J. Buckley Strandberg, Trustee           $1,200                None                 None                   $9,250
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
James H. Speed, Jr., Trustee               $975                None                 None                   $7,550
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                 Interested Trustee
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Richard K. Bryant, Trustee                None                 None                 None                    None
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Keith A. Lee, Trustee                     None                 None                 None                    None
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held or acquired by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. To the extent that the Fund invests in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Policies and Procedures are included as Appendix B to the SAI.

After June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-773-3863 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of July 11, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 11, 2003.

   Name and Address of                     Amount and Nature of         Percent
   Beneficial Owner                        Beneficial Ownership         of Fund
   ----------------                        --------------------         -------

   State Street Bank & Trust Company         712,197.519 Shares         19.539%
   Trustee for the Clariant Plans Trust
   125 Sunnynoll Court, Suite 200
   Winston-Salem, NC  27106

   Wachovia Bank                             619,411.727 Shares         16.993%
   Omnibus Reinvest Account
   1525 West WT Harris Boulevard
   Charlotte, NC  28288-1151

   Trustmark National Bank Custodian         355,349.444 Shares          9.749%
   FBO Valencia Community College
   248 East Capitol Street
   Jackson, MS  39201

   Suntrust Bank Inc., Custodian for         350,630.691 Shares          9.619%
   Orlando Regional Healthcare
   Post Office 105870 CTR 3144
   Atlanta, GA  30348-5870

   Wachovia Bank                             241,430.957 Shares          6.624%
   Omnibus Cash Account
   1525 West WT Harris Boulevard
   Charlotte, NC  28288-1151

   The Meijer Foundation                     227,467.395 Shares          6.240%
   Fifth Third Bank, as Custodian
   111 Lyon Street N.W.  MD#RMNR5B
   Grand Rapids, MI  49503

   DLJP/The Episcopal Dioces                 191,307.015 Shares          5.248%
   Post Office Box 2052
   Jersey City, NJ  07303-9998

Investment Advisor and Other Service Providers

Investment Advisor. Investek Capital Management, Inc. ("Former Advisor"), 317 East Capitol Street, Suite 101, Jackson Mississippi 39201, served as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust from commencement of operations (November 15, 1991) to December 31, 1999. On December 31, 1999, EARNEST Partners Limited, LLC, 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309, became the investment advisor pursuant to an Interim Investment Advisory Agreement approved by the Trustees of the Trust at a meeting held on December 20, 1999. On May 25, 2000, shareholders approved a new Investment Advisory Agreement ("Advisory Agreement") for the Fund that is substantially the same as the previous investment advisory agreement between the Trust and the Former Advisor. Detailed information about the agreements and the Advisor and its duties and compensation as Advisor is contained in the Prospectus. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management team for the Fund is listed in the prospectus along with descriptions of their work experience.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.45% of the average daily net asset value of the Fund. For the fiscal years ended March 31, 2003, 2002, and 2001, the Advisor voluntarily waived all of its fees in the amounts of $36,665, $27,513, and $33,455, respectively.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.125% of the average daily net assets of the Fund with a minimum general administration fee of $2,000 per month. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 with an additional fee of $750 for each Class of Shares beyond the initial Class of Shares of the Fund plus an asset-based fund accounting fee at the annual rate of 0.01% of the average daily net assets of the Fund for fund accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2003, 2002, and 2001, the Administrator received general administration fees of $10,185, $7,643, and $9,293, respectively, and fund accounting fees of $27,815, $27,611, and $25,227, respectively.

The Administrator performs the following services for the Fund: (1) coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state and local tax returns and reports of the Fund required by applicable law;
(6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month plus and additional $500 per month per additional Class of Shares. For the fiscal years ended March 31, 2003, 2002, and 2001, the Transfer Agent received $18,000, $18,000, and $12,000, respectively, in such fees for its services from the Fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee and officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr. an officer of the Trust and Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and is a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. Trustmark National Bank ("Custodian"), 248 E. Capitol Street, Post Office Box 291, Jackson, Mississippi 39205-0291, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

                       EARNEST Partners Fixed Income Trust
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Funds - Purchase and Redemption Price" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return and yield of the each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

    Where:    T =     average annual total return.
              ERV =   ending redeemable value at the end of the period covered
                      by the computation of a hypothetical $1,000 payment made
                      at the beginning of the period.
              P =     hypothetical initial payment of $1,000.
              n =     period covered by the computation, expressed in terms of
                      years.

The Fund may also compute the cumulative total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2003 were 13.30%, 7.00%, and 6.69%, respectively. The cumulative total return before taxes on distributions of the Fund for the ten-year period ended March 31, 2003 was 91.11%. The average annual total returns after taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2003 were 11.28%, 4.65%, and 4.18%, respectively. The cumulative total return after taxes on distributions of the Fund for the ten-year period ended March 31, 2003 was 66.87%. The average annual total returns after taxes on distributions and sale of shares of the Fund for the one-year, five-year, and ten-year periods ended March 31, 2003 were 8.44%, 4.42%, and 4.08%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund for the ten-year period ended March 31, 2003 was 49.18%.

The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield =2[(A - B + 1)^6-1]
                                      -----
                                       CD

       Where:  A =   dividends and interest earned during the period.
               B =   expenses accrued for the period (net of reimbursements).
               C =   average daily number of shares outstanding during the
                     period that were entitled to receive dividends.
               D =   the maximum offering price per share on the last day of the period.

The thirty-day yield for the period ended March 31, 2003 for the Fund was 4.1390%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Aggregate Bond Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

Comparative information about the yield of the Fund and about average rates of return on certificates of deposits, bank money market deposit accounts, money market mutual funds, and other similar types of investments may be included in Fund communications. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate at maturity. A bank money market deposit account is a form of savings account that pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.



                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2003,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium -grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Debt that is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

     MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

     BBB - Bonds rated BBB have  below-average  protection factors but are still
     considered  sufficient  for  prudent  investment.   There  is  considerable
     variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy and

     (2) the Advisor's Proxy Policies and Procedures, including a detailed description of the Advisor's specific proxy voting guidelines.

                       THE NOTTINGHAM INVESTMENT TRUST II
                       PROXY VOTING AND DISCLOSURE POLICY

I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that The Nottingham Investment Trust II ("Trust") and each of its series of shares (individually a "Fund" and collectively "Funds") disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A. General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B. Delegation to Fund's Advisor

     The Board believes that each Fund's investment advisor ("Advisor") is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

     (1) to make the proxy voting decisions for the Fund; and
     (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

     C. Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund's Advisor's Voting Policy, provided such specific voting policy was approved by the Board or
     (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Fund's Advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

          Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

          In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;
         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv)     The shareholder meeting date;
         (v)      A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

          Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;
         (ii)     Proxy Statements received regarding each Fund's securities;
         (iii)    Records of votes cast on behalf of each Fund; and
         (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th day of June, 2003.

                          EARNEST PARTNERS LIMITED, LLC
                          PROXY POLICIES AND PROCEDURES

1.   Proxy Policies
     --------------
The best interest of advisory clients and plan participants (the "Client") shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

     o EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
     o EARNEST Partners will not announce its voting intentions and the reasons therefor.
     o Earnest Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
     o Earnest Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
     o All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners' concerns for its Clients interests and not for an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners shall act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners' policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2.   Proxy Procedures
     ----------------

Proxy Director
--------------
EARNEST Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Director, taking into account the general policies outlined above. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

A detailed description of EARNEST Partners' specific proxy voting guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at:

                        EARNEST Partners
                        75 Fourteenth Street, Suite 2300
                        Atlanta, GA 30309
                        invest@earnestpartners.com
                        404-815-8772

EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

                                EARNEST PARTNERS
                               PROXY VOTING POLICY
                                    June 2003

                               BOARD OF DIRECTORS
________________________________________________________________________________
Voting on Director Nominees in Uncontested  Elections

Votes concerning the entire board of directors are examined using the following five factors:

o Poor long-term corporate performance record relative to its peer index and S&P 500;
o Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
o Diversity of board;
o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and
o Failure of the board to properly respond to majority votes on shareholder proposals. Votes on individual director nominees are made on a CASE-BY-CASE basis.

Votes on individual directors are examined using the following eight factors:

o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;
o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
o Failure to establish any key board committees (i.e. audit, compensation, or nominating);
o Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;
o Chapter 7 bankruptcy, SEC  violations, and criminal investigations;
o Interlocking directorships;
o Performance of compensation committee members related to egregious executive compensation; and
o Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

o Long-term  financial  performance  of  the  target  company  relative   to its
industry;
o Management's historical track record;
o Background to the proxy contest;
o Qualifications  of director  nominees (both slates);
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;
o Equity ownership positions;  and
o Total impact on all stakeholders.

CEO Serving as Chairman

o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.
o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.
o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

o Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.
o Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.
o Vote AGAINST boards with a majority insider board composition.

Director Diversity

o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.
o Support endorsement of a policy of board inclusiveness.
o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

Stock Ownership Requirements

o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board Structure

o Vote AGAINST classified boards when the issue comes up for vote.

Limit Term of Office

o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative  Voting

o Vote AGAINST proposals to eliminate cumulative voting.
o Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection

o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.
o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             PROXY CONTEST DEFENSES
________________________________________________________________________________
Poison Pills

o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
o Review on  a CASE-BY-CASE basis management  proposals to ratify a poison pill.
o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

Greenmail

o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.
o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

o Vote AGAINST proposals that provide that directors may be removed only for cause.
o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.
o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.
o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

o Vote FOR  proposals  that  seek to fix the size of the  board.
o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                    AUDITORS
________________________________________________________________________________

Auditor  Ratification

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
o Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.
o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.
o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                            MERGERS AND ACQUISITIONS
________________________________________________________________________________

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o Impact of the merger on shareholder value;
o Anticipated financial and operating benefits realizable through combined synergies;
o Offer price (cost vs. premium).
o Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;
o Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights; and
o Impact on community stakeholders and employees in both workforces.


Fair Price  Provisions

o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

Votes  concerning   corporate   restructuring   proposals,   including  minority
squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Changing  Corporate Name

Vote FOR changing the corporate name in all instances if proposed and supported by management.

                               SHAREHOLDER RIGHTS
________________________________________________________________________________

Confidential Voting

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
o Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal  Access

o  Vote  FOR  shareholder   proposals  that  would  allow  significant   company
shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Unequal Voting Rights

o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority  Shareholder Vote Requirement to Amend the Charter or Bylaws

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE
________________________________________________________________________________

Common Stock Authorization

o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.
o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.
o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.
o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjust Par Value of Common Stock

o Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?
o Change in Control: Will the transaction result in a change-in-control of the company?
o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?
o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                                  COMPENSATION
________________________________________________________________________________

Stock Option Plans

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

o Dilution:  Vote AGAINST  plans in which the  potential  voting power  dilution
(VPD) of all shares outstanding exceeds 12 percent.
o Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.
o Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

o The repricing is value for value;
o If the five most highly compensated employees are excluded from the repricing;
o If the plan is broad based; and
o If the current vesting schedule is maintained.

Stock Option Expensing

o Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-Related  Compensation  Proposals

o Vote FOR amendments that place a cap on annual grants or amend administrative features.
o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.


Amendments to Add Performance-Based Goals

o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.
o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

Performance Based Options

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder Proposals to Limit Executive and Director Pay

o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.
o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.
o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin  Parachutes

o VOTE FOR SHAREHOLDER PROPOSALS TO ALL HAVE GOLDEN AND TIN PARACHUTE AGREEMENTS
--------------------------------------------------------------------------------
SUBMITTED FOR SHAREHOLDER RATIFICATION.
---------------------------------------
o GENERALLY VOTE AGAINST ALL PROPOSALS TO RATIFY GOLDEN PARACHUTES.
-------------------------------------------------------------------
o VOTE ON TIN PARACHUTES ON A CASE-BY-CASE BASIS.
-------------------------------------------------

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
--------------------------------------

o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             STATE OF INCORPORATION
________________________________________________________________________________

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
o The transparency (or lack thereof) of the new locale's legal system;
o Adoption of any shareholder-unfriendly corporate law provisions;
o Actual,  qualified tax  benefits;
o Potential  for  accounting  manipulations and/or discrepancies;
o Any pending U.S. legislation concerning offshore companies; and
o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore,   we  will  generally  support  shareholder  requests  calling  for
"expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES
________________________________________________________________________________

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o Percentage of sales, assets, and earnings affected;
o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o Whether the issues presented should be dealt with through government or company-specific action;
o Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o Whether the company's analysis and voting recommendation to shareholders is persuasive;
o What its industry peers have done in response to the issue;
o Whether the proposal itself is well framed and reasonable;
o Whether implementation of the proposal would achieve the objectives sought in the proposal; and
o Whether the subject of the proposal is best left to the discretion of the board.

Special Policy Review and Shareholder Advisory Committees

o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Military Sales

o Generally support reports on foreign military sales and economic conversion of facilities.
o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Political Contributions Reporting

o Support proposals affirming political non-partisanship.
o Support   reporting  of  political   and  political   action  committee  (PAC)
contributions.
o Support establishment of corporate political contributions guidelines and reporting provisions.

Equal Employment Opportunity and Other Work Place Practice Reporting Issues

o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.
o Vote FOR legal and  regulatory  compliance  and  public  reporting  related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.
o Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace


o Generally  support  proposals   that  incorporate  high-performance  workplace
standards.

Non-Discrimination in Retirement Benefits

o Support non-discrimination in retirement benefits.


Fair Lending

o Support compliance with fair-lending laws.
o Support reporting on overall lending policies and data.

CERES  Principles

o Vote FOR the adoption of the CERES Principles.
o Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

We will generally  support proposals that:

o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.
o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.
o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.
o Create incentives to encourage suppliers to raise standards rather than terminate contracts.
o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.
o Request public disclosure of contract supplier reviews on a regular basis.
o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

Corporate  Conduct,  Human Rights, and Labor Codes

We generally support proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

International Financial Related

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                              CONFLICTS OF INTEREST
________________________________________________________________________________

In the case where EARNEST Partners has a material conflict of interest with a Client, EARNEST Partners will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II





                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2003




                               INVESTMENT ADVISOR
                          EARNEST Partners Limited, LLC
                              75 Fourteenth Street
                                   Suite 2300
                                Atlanta, GA 30309


                       EARNEST PARTNERS FIXED INCOME TRUST
                            116 South Franklin Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863






This report and the financial statements contained herein are submitted for the general information of the shareholders of the EARNEST Partners Fixed Income Trust (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

EARNEST PARTNERS
________________________________________________________________________________
                            75 FOURTEENTH STREET - SUITE 2300 ATLANTA, GA  30309
                                             (404) 815-8772 - FAX (404) 815-8948
                                               E-MAIL INVEST@EARNESTPARTNERS.COM
                                                         WWW.EARNESTPARTNERS.COM



May 21, 2003


Dear Shareholders of the EARNEST Partners Fixed Income Trust:

     Enclosed for your review is the annual report for the EARNEST Partners Fixed Income Trust (the "Fund") for the fiscal year ended 31 March 2003. For the fiscal year, the Fund was up 13.30%. Since our last annual report, the bond market has been on a roller coaster. At 3/31/02, the yield of the 10-year Treasury note was 5.43%, but a year later it had fallen by 1.62% to 3.81%, a level unseen since the early 1960s. A year ago, the Federal Reserve's target for the Fed Funds rate was 1.75% but it now stands at 1.25%. Interest rates in general are lower in response to the weak economy. With interest rates falling so hard and fast, our preference for call protection worked in our favor.

     While rates for Treasury issues worked their way lower, spreads on riskier but still investment grade debt, went to extremes, widening last summer as corporate titans like WorldCom went bankrupt. Then, as the ripples from the summer's disasters and near disasters faded away, spreads began a return to normalcy, ending the fiscal year a shade tighter than where they began it. The problem faced by the investment grade bond market, as measured by benchmarks such as the Lehman Aggregate Bond Index, was that many of the names that began the year as investment grade did not finish as such and were consequently no longer to be found in the index. Our focus on capital preservation, manifested through a high quality portfolio, worked in our favor.

     Given the tumultuous year of the bond market, we are pleased with the Fund's performance and hope that you are too. As always, we will continue to apply our time-tested process. Thank you for your continued faith in our management.

Very truly yours,

/s/ Douglas Folk

EARNEST Partners Limited, LLC
Douglas Folk, CFA
Partner




--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

                       EARNEST Partners Fixed Income Trust

                     Performance Update - $50,000 Investment

              For the period from March 31, 1993 to March 31, 2003


[Line Graph Here]:

--------------------------------------------------------------------------------
                EARNEST Partners     Lehman Brothers        Lipper Imtermediate
                  Fixed Income        Aggregate Bond       Investment Grade Debt
                     Trust                Index                 Fund Index
--------------------------------------------------------------------------------
3/31/1993           50,000               50,000                   50,000
9/30/1993           52,771               52,665                   52,615
3/31/1994           50,729               51,186                   51,205
9/30/1994           50,362               50,967                   50,918
3/31/1995           53,128               53,740                   53,278
9/30/1995           57,077               58,134                   57,294
3/31/1996           58,812               59,536                   58,636
9/30/1996           60,629               60,982                   59,894
3/31/1997           61,974               62,460                   61,226
9/30/1997           65,735               66,906                   65,288
3/31/1998           68,117               69,947                   67,791
9/30/1998           73,562               74,607                   71,929
3/31/1999           72,183               74,487                   71,720
9/30/1999           71,690               74,334                   71,443
3/31/2000           73,241               75,882                   72,712
9/30/2000           76,120               79,530                   75,815
3/31/2001           81,634               85,390                   81,323
9/30/2001           84,947               89,832                   85,234
3/31/2002           84,343               89,956                   85,268
9/30/2002           93,399               97,554                   90,475
3/31/2003           95,557              100,468                   94,019



This graph depicts the performance of the EARNEST Partners Fixed Income Trust (the "Fund") versus the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

             ------------------ -------------- --------------
                  One Year        Five Years      Ten Years
             ------------------ -------------- --------------
                   13.30 %          7.00 %         6.69 %
             ------------------ -------------- --------------


>> The graph assumes an initial $50,000 investment at March 31, 1993. All dividends and distributions are reinvested.

>> At March 31, 2003, the value of the Fund would have increased to $95,557 - a cumulative total investment return of 91.11% since March 31, 1993.

>> At March 31, 2003, the value of a similar investment in the Lehman Brothers Aggregate Bond Index would have increased to $100,468 - a cumulative total investment return of 100.94%; and a similar investment in the Lipper Intermediate Investment Grade Debt Fund Index would have increased to $94,019 - a cumulative total investment return of 88.04% since March 31, 1993.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                 EARNEST Partners Fixed Income Trust

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Interest            Maturity             Value
                                                                 Principal            Rate                Date              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 59.87%

      A.I.D. - Equador ....................................... $   60,976            7.050%             05/01/15        $    71,838
      A.I.D. - Ivory Coast ...................................    155,880            8.100%             12/01/06            168,632
      A.I.D. - Peru ..........................................     94,288            8.350%             01/01/07             94,959
      Attransco Title XI .....................................    334,858            6.120%             04/01/08            360,977
      B.A.L.T. Conway Partnership Title XI ...................     38,865           10.750%             11/15/03             39,885
      Federal Agricultural Mortgage Corporation
           Series AM-1003 ....................................    569,303            6.820%             04/25/13            624,247
      Federal Home Loan Bank .................................    500,000            2.125%             12/15/04            504,152
      Federal Home Loan Mortgage Corp ........................    400,000            5.750%             03/15/09            450,837
      Federal Home Loan Mortgage Corp ........................    250,000            5.750%             01/15/12            279,995
      Federal National Mortgage Association ..................    250,000            3.250%             11/15/07            253,718
      Federal National Mortgage Association
           REMIC Trust 2003-T1 ...............................    247,792            3.807%             11/25/12            248,737
      Government National Mortgage Association
           REMIC Trust 2003-16 ...............................    398,273            3.130%             04/16/16            403,065
           REMIC Trust 2003-22 ...............................    250,000            2.750%             06/16/21            248,973
           REMIC Trust 2002-83 ...............................    295,586            3.313%             04/16/17            300,634
           REMIC Trust 2002-85 ...............................    197,646            3.293%             11/16/18            199,810
           REMIC Trust 2002-94 ...............................    397,602            3.500%             12/16/18            405,292
      Lawrence Steamship Company Title XI ....................     37,645            7.270%             09/01/03             38,046
      Perforadora Cent SA de CV Shipping .....................    250,000            5.240%             12/15/18            257,373
      Small Business Administration 2002-10F .................    500,000            3.940%             11/01/12            509,877
      Small Business Administration 2003-10B .................    245,000            3.390%             03/01/13            242,641
      Small Business Administration 1998-20B .................    706,616            6.150%             02/01/18            772,013
      Small Business Administration 2002-20J .................  1,000,000            4.750%             10/01/22          1,006,604
      Small Business Administration 2003-20C .................    250,000            4.500%             03/01/23            244,932
      US Treasury Note .......................................    250,000            3.000%             11/15/07            253,437
      US Treasury Note .......................................    250,000            4.000%             11/15/12            253,613
                                                                                                                       ------------

           Total U.S. Government and Agency Obligations (Cost $7,982,127) ......................................          8,234,287
                                                                                                                       ------------

U.S. GOVERNMENT INSURED OBLIGATIONS - 3.29%

      Federal Housing Authority Project Loan
           Downtowner Apartments .............................    122,136            8.375%             11/01/11            137,549
           Reilly #046 .......................................     96,814            6.970%             06/01/14             97,955
           USGI #87 ..........................................    211,927            7.430%             08/01/23            217,378
                                                                                                                       ------------

           Total U.S. Government Insured Obligations (Cost $434,923) ...........................................            452,882
                                                                                                                       ------------




                                                                                                                         (Continued)



                                                 EARNEST Partners Fixed Income Trust

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Interest            Maturity            Value
                                                                 Principal            Rate                Date             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 25.95%

      Atlantic City Electric Funding Series 2002-1 ..........   $ 150,000            2.89%              07/20/10       $    152,126
      California Infrastructure SCE Series 1997-1 ...........     250,000            6.38%              09/25/08            272,622
      California Infrastructure SDG&E Series 1997-1 .........     250,000            6.37%              12/25/09            282,485
      Connecticut RRB Series 2001-1 .........................     250,000            5.36%              03/30/07            260,446
      Continental Airlines Inc. 1996-2 ......................     366,424            7.75%              01/02/16            282,971
      Delta Airlines PT 2000-1 ..............................     160,933            7.37%              11/18/11            150,417
      General American Transportation .......................     150,000            8.23%              02/24/05            141,714
      General Motors Acceptance Corp ........................     250,000            6.87%              09/15/11            247,034
      Illinois Power Trust Series 1998-1 ....................     200,000            5.54%              06/25/09            218,687
      Massachusetts RBB Trust 1999-BEC1 .....................     200,000            7.03%              03/15/12            234,957
      National Rural Utilities Co-op ........................     250,000            3.87%              02/15/08            253,280
      Norfolk Southern Railway ..............................     250,000            5.95%              04/01/08            278,673
      PECO Energy Bonds Series 2000-A .......................     150,000            7.62%              03/01/10            178,901
      PP&L Transition Bonds Series 1999-1 ...................     250,000            7.15%              06/25/09            292,197
      Public Service New Hampshire Series 2001-1 ............     280,000            6.48%              05/01/15            322,898



           Total Corporate Obligations (Cost $3,623,394) ................................                                 3,569,408
                                                                                                                       ------------

PRIVATE MORTGAGE BACKED SECURITY - 0.01%

      National Housing Partnership Series 93-A ..............       1,351            9.50%              05/01/03              1,346
                  (Cost $1,351)                                                                                        ------------

INVESTMENT COMPANIES - 5.83%                                                                            Shares
                                                                                                        ------

      AIM Short Term Prime Fund A .......................................................               490,000             490,000
      Performance Funds Money Market A ..................................................               311,817             311,817
                                                                                                                       ------------

           Total Investment Companies (Cost $801,817) ...................................                                   801,817
                                                                                                                       ------------

Total Value of Investments (Cost $12,843,612 (a)) .......................................                94.95 %       $ 13,059,740
Other Assets less Liabilities ...........................................................                 5.05 %            694,818
                                                                                                       -------         ------------

      Net Assets ........................................................................               100.00 %       $ 13,754,558
                                                                                                       =======         ============


      (a)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation ......................................................                              $    333,805
           Unrealized depreciation ......................................................                                  (117,677)
                                                                                                                       ------------
               Net unrealized appreciation ..............................................                              $    216,128
                                                                                                                       ============

See accompanying notes to financial statements



                                                 EARNEST Partners Fixed Income Trust

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $12,843,612) ........................................................                $ 13,059,740
      Income receivable ...............................................................................                     121,712
      Receivable for fund shares sold .................................................................                   1,099,968
      Prepaid expenses ................................................................................                       2,364
      Due from advisor (note 2) .......................................................................                      14,346
                                                                                                                       ------------

           Total assets ...............................................................................                  14,298,130
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                       8,726
      Payable for investment purchases ................................................................                     528,474
      Disbursements in excess of cash on demand deposit ...............................................                       6,372
                                                                                                                       ------------

           Total liabilities ..........................................................................                     543,572
                                                                                                                       ------------

NET ASSETS
      (applicable to 1,264,684 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 13,754,558
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($13,754,558 / 1,264,684 shares) ................................................................                $      10.88
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 13,700,261
      Accumulated net realized loss on investments ....................................................                    (161,831)
      Net unrealized appreciation on investments ......................................................                     216,128
                                                                                                                       ------------
                                                                                                                       $ 13,754,558
                                                                                                                       ============




















See accompanying notes to financial statements

                                                 EARNEST Partners Fixed Income Trust

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2003


NET INVESTMENT INCOME

      Income
           Interest ......................................................................................             $    410,717
           Dividends .....................................................................................                    7,247
                                                                                                                       ------------

               Total income ..............................................................................                  417,964
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                   36,665
           Fund administration fees (note 2) .............................................................                   10,185
           Custody fees ..................................................................................                    4,051
           Registration and filing administration fees (note 2) ..........................................                    2,506
           Fund accounting fees (note 2) .................................................................                   27,815
           Audit fees ....................................................................................                   16,800
           Legal fees ....................................................................................                    8,157
           Securities pricing fees .......................................................................                    3,330
           Shareholder recordkeeping fees ................................................................                   18,000
           Other accounting fees (note 2) ................................................................                   13,816
           Shareholder servicing expenses ................................................................                    3,518
           Registration and filing expenses ..............................................................                    5,108
           Printing expenses .............................................................................                    1,248
           Trustee fees and meeting expenses .............................................................                    4,310
           Other operating expenses ......................................................................                    5,043
                                                                                                                       ------------

               Total expenses ............................................................................                  160,552
                                                                                                                       ------------

               Less:
                    Expense reimbursements (note 2) ......................................................                  (76,754)
                    Investment advisory fees waived (note 2) .............................................                  (36,665)
                                                                                                                       ------------

               Net expenses ..............................................................................                   47,133
                                                                                                                       ------------

                    Net investment income ................................................................                  370,831
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                  187,670
      Decrease in unrealized depreciation on investments .................................................                  310,858
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................                  498,528
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $    869,359
                                                                                                                       ============






See accompanying notes to financial statements


                                                 EARNEST Partners Fixed Income Trust

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years Ended March 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

     Operations
         Net investment income ..............................................                    $    370,831          $    345,716
         Net realized gain from investment transactions .....................                         187,670                24,224
         Decrease (increase) in unrealized depreciation on investments ......                         310,858              (162,667)
                                                                                                 ------------          ------------

              Net increase in net assets resulting from operations ..........                         869,359               207,273
                                                                                                 ------------          ------------

     Distributions to shareholders from
         Net investment income ..............................................                        (370,980)             (345,678)
                                                                                                 ------------          ------------

     Capital share transactions
         Increase (decrease) in net assets resulting from capital share transactions (a)            7,464,704              (700,719)
                                                                                                 ------------          ------------

                     Total increase (decrease) in net assets ...............                        7,963,083              (839,124)

NET ASSETS

     Beginning of year .....................................................                        5,791,475             6,630,599
                                                                                                 ------------          ------------

     End of year (including undistributed net investment income ............                     $ 13,754,558          $  5,791,475
                  of $0 in 2003 and $43 in 2002)                                                 ============          ============


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                       2003                                     2002

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ..........................................       819,037          $ 8,857,334               40,696          $   415,787

Shares issued for reinvestment of distributions ......        27,707              296,137               29,697              305,024
                                                         -----------          -----------          -----------          -----------

                                                             846,744            9,153,471               70,393              720,811

Shares redeemed ......................................      (156,796)          (1,688,767)            (138,076)          (1,421,530)
                                                         -----------          -----------          -----------          -----------

     Net increase (decrease) .........................       689,948          $ 7,464,704              (67,683)         $  (700,719)
                                                         ===========          ===========          ===========          ===========





See accompanying notes to financial statements





                                                 EARNEST Partners Fixed Income Trust

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                    For the Years Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $     10.08    $     10.32    $      9.84    $     10.30    $     10.31

  Income from investment operations
      Net investment income .............................         0.51           0.59           0.61           0.60           0.62
      Net realized and unrealized gain (loss) on investments      0.80          (0.24)          0.48          (0.46)         (0.01)
                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations ............         1.31           0.35           1.09           0.14           0.61
                                                           -----------    -----------    -----------    -----------    -----------

  Distributions to shareholders from
      Net investment income .............................        (0.51)         (0.59)         (0.61)         (0.60)         (0.62)
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $      10.88   $     10.08    $     10.32    $      9.84    $     10.30
                                                           ============   ===========    ===========    ===========    ===========

Total return ............................................         13.30 %        3.32 %        11.46 %         1.47 %         5.97 %
                                                           ============   ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $ 13,754,558   $ 5,791,475    $ 6,630,599    $ 8,193,248    $11,466,770
                                                           ============   ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
            Before expense reimbursements and waived fees          1.97 %        2.44 %         1.99 %         1.57 %         1.22 %
            After expense reimbursements and waived fees           0.58 %        0.90 %         0.90 %         0.90 %         0.90 %

       Ratio of net investment income to average net assets
            Before expense reimbursements and waived fees          3.16 %        4.12 %         4.96 %         5.26 %         5.53 %
            After expense reimbursements and waived fees           4.55 %        5.65 %         6.05 %         5.93 %         5.85 %

       Portfolio turnover rate ..........................         74.35 %       23.87 %         7.68 %        15.41 %        50.90 %



See accompanying notes to financial statements

                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The EARNEST Partners Fixed Income Trust (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities. The Fund began operations on November 15, 1991. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m., Eastern time. Securities for which market quotations are not readily available are valued in good faith using a method approved by the Trust's Board of Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Short-term investments are valued at cost which approximates value.

               The financial statements include securities valued at $549,187 (3.99% of net assets) whose values have been estimated using a method approved by the Trust's Board of Trustees. Such securities are valued by using a matrix system, which is based upon the factors described above and particularly the spread between yields on the securities being valued and yields on U. S. Treasury securities with similar remaining years to maturity. Those estimated values may differ from the values that would have resulted from actual purchase and sale transactions.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $161,831, $70,384 of which expires in the year 2004, and $91,447 of which expires in the year 2009. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.



                                                                    (Continued)

                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis.

          D. Distributions to Shareholders - The Fund generally declares dividends monthly, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, EARNEST Partners Limited, LLC (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.45% of the Fund's average daily net assets.

          The Advisor voluntarily waived all or a portion of its fee and reimbursed expenses of the Fund to limit total Fund operating expenses to 0.90% of the average daily net assets of the Fund for the period from April 1, 2002 through September 30, 2002. Beginning October 1, 2002, the Advisor agreed to voluntarily reimburse expenses to limit total Fund operating expenses going forward to 0.40% of average daily net assets. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $36,665 ($0.05 per share) and has reimbursed expenses totaling $76,754 for the year ended March 31, 2003.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's average daily net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services with an additional charge of 0.01% of annual average net assets paid monthly. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.



                                                                     (Continued)

                       EARNEST Partners Fixed Income Trust

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $12,141,863 and $6,025,473, respectively, for the year ended March 31, 2003.














































                                                                     (Continued)

                       EARNEST Partners Fixed Income Trust

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the EARNEST Partners Fixed Income Trust ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.


-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------











                                                                                                                         (Continued)


                                                 EARNEST Partners Fixed Income Trust

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------









                                                                                                                        (Continued)


                                                 EARNEST Partners Fixed Income Trust

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of the EARNEST Partners Fixed Income Trust (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

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

________________________________________________________________________________


                       EARNEST Partners Fixed Income Trust

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

Cusip Number 66976M839                                      NASDAQ Ticker WSTSX
________________________________________________________________________________

                                 WST GROWTH FUND
                                   A series of
                       The Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 29, 2003


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Institutional Class Shares of the Fund. The Fund also offers two additional classes of shares:
Investor  Class  Shares  and  Class  C  Shares,   which  are  offered  by  other
prospectuses.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................6
      Fees And Expenses Of The Fund............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------

      The Investment Advisor...................................................8
      The Administrator........................................................9
      The Transfer Agent.......................................................9
      The Distributor..........................................................9

INVESTING IN THE FUND.........................................................10
---------------------

      Minimum Investment......................................................10
      Purchase And Redemption Price...........................................10
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------

      Dividends, Distributions, And Taxes.....................................14
      Financial Highlights....................................................16
      Additional Information..........................................Back Cover

                                    THE FUND

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

________________________________________________________________________________
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
 (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)
________________________________________________________________________________
________________________________________________________________________________
                                 Sector Analysis

          Research and analysis of sectors within the research universe
________________________________________________________________________________
________________________________________________________________________________
                                Industry Analysis
                         Industry analysis of companies
                               within each sector
________________________________________________________________________________


From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $2 billion, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 70 to 80 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o    financial history of the company,
     o    consistency of earnings,
     o    return on equity,
     o    cash flow,
     o    strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
     o    historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o    alternative investments offer superior total return prospects; or
     o    fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more than 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Short-Term Investments

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard & Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Institutional Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE:]

                           Year to Year Total Returns
                              (as of December 31)

                                 1998 -  19.89%
                                 1999 -  14.12%
                                 2000 - -13.59%
                                 2001 - -16.56%
                                 2002 - -26.59%

  o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 23.49% (quarter ended December 31, 1998).
  o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was (16.54)% (quarter ended September 30, 2001).
  o The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was 7.84% (quarter ended June 30, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------- ------------ ----------- ----------
Average Annual Total Returns                          Past 1      Past 5      Since
Periods Ended December 31, 2002                        Year        Years    Inception*
-------------------------------------------------- ------------ ----------- ----------
WST Growth Fund - Institutional Class Shares
  Before taxes                                       (26.59)%     (6.25)%    (5.60)%
  After taxes on distributions                       (26.59)%     (6.25)%    (5.60)%
  After taxes on distributions and sale of shares    (16.32)%     (4.86)%    (4.36)%
-------------------------------------------------- ------------ ----------- ----------
S&P 500 Total Return Index**                         (22.10)%     (0.59)%    (0.02)%
-------------------------------------------------- ------------ ----------- ----------

  * September 30, 1997 (date of initial public investment in the Institutional Class Shares)
  ** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

------------------------------------------------------------------------------
       Shareholder Fees For Institutional Class Shares
          (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                                 None
--------------------------------------------------------------- --------------
Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)                                None
--------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed On Reinvested Dividends          None
--------------------------------------------------------------- --------------
Redemption Fee                                                       None
--------------------------------------------------------------- --------------
Exchange Fee                                                         None
--------------------------------------------------------------- --------------


------------------------------------------------------------------------------
Annual Fund Operating Expenses For Institutional Class Shares
        (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------
Management Fees                                                     0.75 %
--------------------------------------------------------------- --------------
Distribution and/or Service (12b-1) Fees                            0.00 %
--------------------------------------------------------------- --------------
Other Expenses                                                      1.54 %
--------------------------------------------------------------- --------------
Total Annual Fund Operating Expenses                                2.29 %*
--------------------------------------------------------------- --------------
     Fee Waivers and/or Expense Reimbursements                     (0.54%)
--------------------------------------------------------------- --------------
     Net Expenses                                                   1.75%
--------------------------------------------------------------- --------------

    * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2003. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2004. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Adviser may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

      ------------------- ---------- ----------- ----------- ------------
        Period Invested     1 Year     3 Years     5 Years     10 Years
      ------------------- ---------- ----------- ----------- ------------
           Your Costs        $178        $664       $1,176      $2,584
      ------------------- ---------- ----------- ----------- ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to approximately $980 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including making specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and research, statistical and other data and other market services and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Portfolio Transactions" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (both control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Messrs. Wilbanks and Smith also serve as executive officers of the Trust and Fund.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. During the most recent fiscal year ended March 31, 2003, the Advisor waived a portion of its fee in the amount of $63,991. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets of the Fund for the fiscal year ended March 31, 2003 was 0.20%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 18, 2003 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the

Investment Company Act of 1940, as amended, ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section entitled "Investing in the Fund" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Institutional Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian and bank transaction charges, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $25,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund - Institutional Class Shares," to:

             WST Growth Fund
             Institutional Class Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For the WST Growth Fund - Institutional Class Shares
             Acct. # 2000001068081
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. The automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Class Shares may only be exchanged for Institutional Class Shares of another series of the Trust advised by the Advisor. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             WST Growth Fund
             Institutional Class Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) The name of the Fund and the designation of class of shares (Institutional),
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Institutional Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                           INSTITUTIONAL CLASS SHARES
                 (For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             March 31,      March 31,      March 31,      March 31,      March 31,
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ....................    $      9.92    $     10.77    $     14.20    $     12.77    $     11.29

  (Loss) income from investment operations
       Net investment loss ............................          (0.03)         (0.06)         (0.08)         (0.04)          0.00
       Net realized and unrealized (loss) gain on investments    (2.82)         (0.79)         (3.35)          1.47           1.48

                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations ..........          (2.85)         (0.85)         (3.43)          1.43           1.48
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ..........................    $      7.07    $      9.92    $     10.77    $     14.20    $     12.77

                                                           ===========    ===========    ===========    ===========    ===========
Total return ..........................................         (28.73)%        (7.98)%       (24.08)%        11.20 %        13.11 %
                                                           ===========    ===========    ===========    ===========    ===========
Ratios/supplemental data
    Net assets, end of year ...........................    $ 8,508,203    $14,322,067    $14,405,659    $16,737,026    $11,419,391
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets
  Before expense reimbursements and waived fees........           2.29 %         1.97 %         1.68 %         1.68 %         2.08 %
  After expense reimbursements and waived fees.........           1.75 %         1.75 %         1.68 %         1.60 %         1.75 %

Ratio of net investment loss to average net assets
   Before expense reimbursements and waived fees.......          (0.85)%        (0.84)%        (0.69)%        (0.45)%        (0.35)%
   After expense reimbursements and waived fees........          (0.31)%        (0.62)%        (0.69)%        (0.37)%        (0.01)%

      Portfolio turnover rate .........................          51.53 %        49.97 %        74.25 %        50.40 %        31.11 %


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Institutional Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________









                                   PROSPECTUS









                                  July 29, 2003

Cusip Number 66976M821                                      NASDAQ Ticker WSTVX
________________________________________________________________________________

                                 WST GROWTH FUND

                                   A series of
                       The Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 29, 2003


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Class C Shares, which are offered by other prospectuses.






                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND......................................................................2
--------

      Investment Objective....................................................2
      Principal Investment Strategies.........................................2
      Principal Risks Of Investing In The Fund................................4
      Bar Chart And Performance Table.........................................6
      Fees And Expenses Of The Fund...........................................7

MANAGEMENT OF THE FUND........................................................8
----------------------

      The Investment Advisor..................................................8
      The Administrator.......................................................9
      The Transfer Agent......................................................9
      The Distributor.........................................................9

INVESTING IN THE FUND........................................................10
---------------------

      Minimum Investment.....................................................10
      Purchase And Redemption Price..........................................10
      Purchasing Shares......................................................12
      Redeeming Your Shares..................................................14

OTHER IMPORTANT INVESTMENT INFORMATION.......................................16
--------------------------------------

      Dividends, Distributions, And Taxes....................................16
      Financial Highlights...................................................17
      Additional Information.........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

________________________________________________________________________________
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
 (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)
________________________________________________________________________________
________________________________________________________________________________
                                 Sector Analysis

          Research and analysis of sectors within the research universe
________________________________________________________________________________
________________________________________________________________________________
                                Industry Analysis
                         Industry analysis of companies
                               within each sector
________________________________________________________________________________


From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $2 billion, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 70 to 80 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o    financial history of the company,
     o    consistency of earnings,
     o    return on equity,
     o    cash flow,
     o    strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
     o    historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o    alternative investments offer superior total return prospects; or
     o    fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more than 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Short-Term Investments

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.


Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities. o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard & Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE:]

                           Year to Year Total Returns
                              (as of December 31)

                                 1998 -  19.31%
                                 1999 -  13.56%
                                 2000 - -14.04%
                                 2001 - -16.92%
                                 2002 - -27.05%

  o During the 5-year period shown in the bar chart above, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1998).
  o During the 5-year period shown in the bar chart above, the lowest return for a calendar quarter was (16.59)% (quarter ended September 30, 2001).
  o The calendar year-to-date return for the Investor Class Shares as of the most recent calendar quarter was 7.64% (quarter ended June 30, 2003).
  o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------- ------------ ------------ --------------
Average Annual Total Returns                          Past 1       Past 5        Since
Periods Ended December 31, 2002                        Year         Years      Inception*
-------------------------------------------------- ------------ ------------ --------------
WST Growth Fund - Investor Class Shares**
  Before taxes                                       (29.79)%      (7.44)%      (7.13)%
  After taxes on distributions                       (29.79)%      (7.44)%      (7.14)%
  After taxes on distributions and sale of shares    (18.29)%      (5.75)%      (5.52)%
-------------------------------------------------- ------------ ------------ --------------
S&P 500 Total Return Index***                        (22.10)%      (0.59)%      (0.38)%
-------------------------------------------------- ------------ ------------ --------------

     * October 3, 1997 (date of initial public investment in the Investor Class Shares)
     ** The maximum sales load is reflected in the table above for the Investor Class Shares.
     *** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

--------------------------------------------------------------------------------
        Shareholder Fees For Investor Class Shares
         (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
 (as a percentage of offering price)                                   3.75 %
------------------------------------------------------------------- ------------
Maximum Deferred Sales Charge (Load)
 (as a percentage of amount redeemed)                                   None
------------------------------------------------------------------- ------------
Maximum Sales Charge (Load)Imposed On Reinvested Dividends              None
------------------------------------------------------------------- ------------
Redemption Fee                                                          None
------------------------------------------------------------------- ------------
Exchange Fee                                                            None
------------------------------------------------------------------- ------------


--------------------------------------------------------------------------------
       Annual Fund Operating Expenses For Investor Class Shares
               (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                        0.75 %
------------------------------------------------------------------- ------------
Distribution and/or Service (12b-1) Fees                               0.50 %
------------------------------------------------------------------- ------------
Other Expenses                                                         1.54 %
------------------------------------------------------------------- ------------
Total Annual Fund Operating Expenses                                   2.79 %*
------------------------------------------------------------------- ------------
     Fee Waivers and/or Expense Reimbursements                        (0.54%)
------------------------------------------------------------------- ------------
     Net Expenses                                                      2.25%
------------------------------------------------------------------- ------------

      *"Total  Annual  Fund  Operating  Expenses"  are based  upon  actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2003. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Investor Class Shares of the Fund for the fiscal year ending March 31, 2004. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

     ------------------- ---------- ----------- ----------- ------------
       Period Invested     1 Year     3 Years     5 Years     10 Years
     ------------------- ---------- ----------- ----------- ------------
         Your Costs         $595       $1,159      $1,748      $3,339
     ------------------- ---------- ----------- ----------- ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to approximately $980 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including making specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and research, statistical and other data and other market services and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Portfolio Transactions" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (both control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Messrs. Wilbanks and Smith also serve as executive officers of the Trust and the Fund.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. During the most recent fiscal year ended March 31, 2003, the Advisor waived a portion of its fee in the amount of $63,991. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets of the Fund for the fiscal year ended March 31, 2003 was 0.20%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 18, 2003 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the

Investment Company Act of 1940, as amended, ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section entitled "Investing in the Fund" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Investor Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian and bank transaction charges, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Investor Class Shares are sold subject to a maximum sales charge of 3.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

----------------------------------- ------------------ ------------------ ---------------------------
                                                                            Sales Dealers Discounts
                                      Charge As % of      Sales Charge           and Brokerage
      Amount of Transaction At          Net Amount       As % of Public      Commission as % of
       Public Offering Price             Invested           Offering         Public Offering Price
----------------------------------- ------------------ ------------------ ---------------------------
         Less than $250,000               3.93%               3.75%                  3.65%
----------------------------------- ------------------ ------------------ ---------------------------
  $250,000 but less than $500,000         2.04%               2.00%                  1.90%
----------------------------------- ------------------ ------------------ ---------------------------
          $500,000 or more                1.01%               1.00%                  0.90%
----------------------------------- ------------------ ------------------ ---------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

o Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment.

o Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Fund Shares Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Fund Shares Application.

o Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares of the Fund in Investor Class Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and the Fund or the Distributor must receive a written order for the purchase of such shares within 90 days after the effective date of the redemption.

     If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

o Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

o Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

See the SAI for additional information on reduced sales charges.

Distribution Plan. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those Investor Class Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees"). In no event is the Fund permitted to pay annually more than 0.25% of the average daily net assets of the Fund's Investor Shares for shareholder servicing activities with respect to that class of shares of the Fund. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund - Investor Class Shares," to:

             WST Growth Fund
             Investor Class Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

             Wachovia Bank, N. A.
             Charlotte, North Carolina
             ABA # 053000219
             For the WST Growth Fund - Investor Class Shares
             Acct. # 2000001068081
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Telephone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. The automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Class Shares may only be exchanged for Institutional Class Shares of another series of the Trust advised by the Advisor. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             WST Growth Fund
             Investor Class Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The  name  of  the  Fund  and  the  designation  of  class  of  shares
          (Investor),
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act or $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act or $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Investor Class Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                              INVESTOR CLASS SHARES
                 (For a Share Outstanding Throughout Each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year ended    Year ended      Year ended    Year ended     Year ended
                                                              March 31,     March 31,       March 31,     March 31,      March 31,
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $      9.70    $     10.58    $     14.02    $     12.67    $     11.26

  (Loss) income from investment operations
      Net investment loss ...............................        (0.09)         (0.13)         (0.18)         (0.10)         (0.04)
      Net realized and unrealized (loss) gain on investments     (2.73)         (0.75)         (3.26)          1.45           1.45
                                                           -----------    -----------    -----------    -----------    -----------

      Total from investment operations ..................        (2.82)         (0.88)         (3.44)          1.35           1.41
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $      6.88    $      9.70    $     10.58    $     14.02    $     12.67
                                                           ===========    ===========    ===========    ===========    ===========

Total return (a) ........................................       (29.07)%        (8.40)%       (24.47)%        10.66 %        12.52 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
      Net assets, end of year ...........................  $   706,362    $ 1,626,087    $ 1,946,741    $ 4,642,922    $ 2,539,131
                                                           ===========    ===========    ===========    ===========    ===========
      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          2.79 %         2.47 %         2.14 %         2.15 %         2.56 %
           After expense reimbursements and waived fees           2.25 %         2.25 %         2.14 %         2.10 %         2.25 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.36)%        (1.34)%        (1.13)%        (0.93)%        (0.84)%
           After expense reimbursements and waived fees          (0.83)%        (1.12)%        (1.13)%        (0.88)%        (0.53)%

      Portfolio turnover rate ...........................        51.53 %        49.97 %        74.25 %        50.40 %        31.11 %

(a) Total return does not reflect payment of sales charge.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________











                                   PROSPECTUS









                                  July 29, 2003

Cusip Number 66976M797                                      NASDAQ Ticker WSTGX
________________________________________________________________________________

                                 WST GROWTH FUND
                                   A series of
                       The Nottingham Investment Trust II

                                 CLASS C SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                  July 29, 2003


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Class C Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Investor Class Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................6
      Fees And Expenses Of The Fund............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------

      The Investment Advisor...................................................8
      The Administrator........................................................9
      The Transfer Agent.......................................................9
      The Distributor..........................................................9

INVESTING IN THE FUND.........................................................10
---------------------

      Minimum Investment......................................................10
      Purchase And Redemption Price...........................................10
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------

      Dividends, Distributions, And Taxes.....................................14
      Financial Highlights....................................................16
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

________________________________________________________________________________
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
 (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)
________________________________________________________________________________
________________________________________________________________________________
                                 Sector Analysis

          Research and analysis of sectors within the research universe
________________________________________________________________________________
________________________________________________________________________________
                                Industry Analysis
                         Industry analysis of companies
                               within each sector
________________________________________________________________________________

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $2 billion, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then are actively researched by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 70 to 80 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o    financial history of the company,
     o    consistency of earnings,
     o    return on equity,
     o    cash flow,
     o    strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/cash flow, and
     o    historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o    alternative investments offer superior total return prospects; or
     o    fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more than 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Short-Term Investments

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Portfolio Turnover Risk: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rates for prior periods.

o Market Sector Risk: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. If the issuer, guarantor or counterparty fails to pay interest, the Fund's income may be reduced. If the issuer, guarantor or counterparty fails to repay principal, the value of that security and of the Fund's shares may be reduced. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with a lower rating are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.

o Junk Bonds Or Lower Rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard & Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. These risks can reduce the Fund's share prices and the income it earns.

o Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective. There can be no assurance that the Fund will be successful in meeting its objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Class C Shares' performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE:]

                           Year to Year Total Returns
                              (as of December 31)

                                2000 -  -14.20%
                                2001 -  -17.15%
                                2002 -  -27.22%

   o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 11.48% (quarter ended December 31, 2001).
   o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (16.67)% (quarter ended September 30, 2001).
   o The calendar year-to-date return for the Class C Shares as of the most recent calendar quarter was 7.42% (quarter ended June 30, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------- -------------- -------------
Average Annual Total Returns                          Past 1          Since
Periods Ended December 31, 2002                        Year         Inception*
-------------------------------------------------- -------------- -------------
WST Growth Fund - Class C Shares
  Before taxes                                        (27.22)%      (15.35)%
  After taxes on distributions                        (27.22)%      (15.35)%
  After taxes on distributions and sale of shares     (16.71)%      (11.69)%
-------------------------------------------------- -------------- -------------
S&P 500 Total Return Index**                          (22.10)%       (9.75)%
-------------------------------------------------- -------------- -------------

     * May 20, 1999 (date of initial public investment in the Class C Shares) ** The S&P 500 Total Return Index is the Standard & Poor's Composite
          Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Class C Shares of the Fund.

-------------------------------------------------------------------------------
     Shareholder Fees For Class C Shares
   (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
    (as a percentage of offering price)                               None
---------------------------------------------------------------- --------------
Maximum Deferred Sales Charge (Load)
    (as a percentage of amount redeemed)                              None
---------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed On Reinvested Dividends           None
---------------------------------------------------------------- --------------
Redemption Fee                                                        None
---------------------------------------------------------------- --------------
Exchange Fee                                                          None
---------------------------------------------------------------- --------------


-------------------------------------------------------------------------------
      Annual Fund Operating Expenses For Class C Shares
     (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------
Management Fees                                                      0.75 %
---------------------------------------------------------------- --------------
Distribution and/or Service (12b-1) Fees                             0.75 %
---------------------------------------------------------------- --------------
Other Expenses                                                       1.53 %
---------------------------------------------------------------- --------------
Total Annual Fund Operating Expenses                                 3.03 %*
---------------------------------------------------------------- --------------
     Fee Waivers and/or Expense Reimbursements                      (0.53%)
---------------------------------------------------------------- --------------
     Net Expenses                                                    2.50%
---------------------------------------------------------------- --------------

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class C Shares of the Fund for the fiscal year ended March 31, 2003. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Class C Shares of the Fund for the fiscal year ending March 31, 2004. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.


Example: This example shows you the expenses that you may pay over time by investing in the Class C Shares of the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

      ------------------- ---------- ----------- ----------- ------------
        Period Invested     1 Year     3 Years     5 Years     10 Years
      ------------------- ---------- ----------- ----------- ------------
             Your Costs      $253        $887       $1,545      $3,309
      ------------------- ---------- ----------- ----------- ------------

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees of the Trust ("Trustees"), Wilbanks, Smith & Thomas Asset Management, LLC, 150 West Main Street, Suite 1700, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990, and was converted to a Virginia limited liability company in 2000. The Advisor is controlled through ownership by Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr.

The Advisor currently serves as investment advisor to approximately $980 million in assets. The Advisor has been rendering investment advice, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including making specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and research, statistical and other data and other market services and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Portfolio Transactions" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor,  composed of Wayne F. Wilbanks, CFA and
L. Norfleet Smith, Jr. (both control persons of the Advisor), is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks is the President of the Advisor and has been with the Advisor since its formation in 1990. Mr. Smith is an Executive Vice President of the Advisor and has been with the Advisor since 1992. Messrs. Wilbanks and Smith also serve as executive officers of the Trust and the Fund.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. During the most recent fiscal year ended March 31, 2003, the Advisor waived a portion of its fee in the amount of $63,991. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets of the Fund for the fiscal year ended March 31, 2003 was 0.20%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 18, 2003 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the

Investment Company Act of 1940, as amended, ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to an Amended and Restated Fund Accounting and Compliance Administration Agreement.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the section entitled "Investing in the Fund" of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Class C Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Distribution Plan. For the Class C Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.75% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those Class C Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Class C Shares (this compensation is commonly referred to as "12b-1 fees"). In no event is the Fund permitted to pay annually more than 0.25% of the average daily net assets of the Fund's Class C Shares for shareholder servicing activities with respect to that class of shares of the Fund. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian and bank transaction charges, transfer and dividend disbursing agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Class C Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan). The minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund - Class C Shares," to:

             WST Growth Fund
             Class C Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For the WST Growth Fund - Class C Shares
             Acct. # 2000001068081
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Fund Shares Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an automatic investment plan may open an account with a minimum balance of $1,000. This automatic investment plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Class Shares may only be exchanged for Institutional Class Shares of another series of the Trust advised by the Advisor. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             WST Growth Fund
             Class C Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (the requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class of shares (Class C),
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption proceeds to the shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) due to redemptions, exchanges, or transfers, and not due to market action upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act and $1,000 for those participating in an automatic investment plan) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 30, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance for the years since inception of the Fund's Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund's Class C Shares. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such year and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                 CLASS C SHARES
                 (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended      Year ended      Year ended     Period ended
                                                                      March 31,       March 31,       March 31,       March 31,
                                                                        2003            2002           2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ............................   $      9.63     $     10.54     $     13.99     $     13.05

      (Loss) income from investment operations
           Net investment loss ..................................         (0.09)          (0.17)          (0.16)          (0.06)
           Net realized and unrealized (loss) gain on investments         (2.73)          (0.74)          (3.29)           1.00
                                                                    -----------     -----------     -----------     -----------

               Total from investment operations .................         (2.82)          (0.91)          (3.45)           0.94
                                                                    -----------     -----------     -----------      ----------

Net asset value, end of period ..................................   $      6.81     $      9.63     $     10.54      $    13.99
                                                                    ===========     ===========     ===========      ==========

Total return ....................................................        (29.28)%         (8.63)%        (24.66)%          7.20 %(b)
                                                                    ===========     ===========     ===========      ==========
Ratios/supplemental data
      Net assets, end of period .................................   $   219,239     $   387,977     $   472,698      $  453,984
                                                                    ===========     ===========     ===========      ==========
      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          3.03 %          2.72 %          2.44 %          2.45 %(c)
           After expense reimbursements and waived fees .........          2.50 %          2.50 %          2.44 %          2.34 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ........         (1.60)%         (1.59)%         (1.45)%         (1.30)%(c)
           After expense reimbursements and waived fees .........         (1.08)%         (1.37)%         (1.45)%         (1.19)%(c)

      Portfolio turnover rate ...................................         51.53 %         49.97 %         74.25 %         50.40 %


(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.
(b) Not annualized.
(c) Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:

By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Class C Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________










                                   PROSPECTUS









                                  July 29, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                 WST GROWTH FUND

                                  July 29, 2003


                                   A Series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863





                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................5
PORTFOLIO TRANSACTONS..........................................................6
NET ASSET VALUE................................................................8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST......................................................10
ADDITIONAL INFORMATION CONCERNING TAXES.......................................11
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................12
SPECIAL SHAREHOLDER SERVICES..................................................20
ADDITIONAL INFORMATION ON PERFORMANCE.........................................22
FINANCIAL STATEMENTS..........................................................25
APPENDIX A - DESCRIPTION OF RATINGS...........................................26
APPENDIX B - PROXY VOTING POLICIES............................................29







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, dated the same date as this SAI, for the WST Growth Fund ("Fund") relating to the Fund's Institutional Class Shares, Investor Class Shares, and Class C Shares, as each Prospectus may be amended or supplemented from time to time; and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Prior to January 3, 2000, the Fund was known as the "WST Growth & Income Fund." The Board of Trustees of The Nottingham Investment Trust II determined that renaming the Fund more accurately reflected the investment objectives and policies of the Fund.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and investment strategies as set forth in the Prospectus for each class of shares of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest. The Fund commenced operations in 1997 as a separate, diversified series of The Nottingham Investment Trust II ("Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts business trust.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Wilbanks, Smith & Thomas Asset Management, LLC ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will purchase Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. As a result, disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options Trading. The Fund may also purchase or sell certain put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of the Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase put and call stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Lower Rated Debt Securities. The Fund may invest in debt securities which are rated Caa or higher by Moody's or CCC or higher by S&P or Fitch or equivalent unrated securities. However, the Fund may not invest more than 15% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P or Fitch or securities not rated by Moody's, S&P or Fitch which the Advisor deems to be of equivalent quality. Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing, and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by S&P or Fitch or Baa or better by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisor will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, appropriate securities in an amount sufficient to meet the purchase price. Purchasing securities on a forward commitment or when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases

     (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

9. Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers of the Trust or Trustees and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (except that the Fund may engage in options transactions to the extent described in the Prospectuses or this SAI);

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; and

6.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges   and  other   foreign  debt   securities  as  described  in  the
     Prospectuses.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor, if it believes it can obtain the best execution of transactions from such broker; however, at this time the Advisor has not utilized the affiliated brokerage firm's services. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid brokerage commissions of $28,772, $23,062 and $34,798, respectively. The decrease in brokerage commissions for the fiscal years ended March 31, 2003 and March 31, 2002 from the fiscal year ended March 31, 2001 was primarily due to decreased portfolio trading and turnover. The increase in brokerage commissions for the fiscal year ended March 31, 2003 from the fiscal year ended March 31, 2002 was primarily due to increased portfolio trading.

                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of shares of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2003, 2002 and 2001, the total expenses of the Fund were $212,407 (after fee waivers of $63,991), $296,901 (after fee waivers of $35,613) and $345,583, respectively.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the fund's distributor, Capital Investment Group, Inc. ("Distributor"), or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus any applicable sales charge for that Class of shares.

Plan Under Rule 12b-1. The Trust has adopted Plans of Distribution (each a "Plan" and collectively, "Plans") for the Investor Class Shares and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Investing in the Fund - Distribution Plan" in the respective prospectuses). Under the Plans, the Fund will pay 0.50% of the Investor Class Shares' average net assets annually and 0.75% of the Class C Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Class Shares and Class C Shares, respectively, of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as servicing fees to any person who sells Investor Class Shares or Class C Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares.

Potential benefits of the Plans to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares and Class C Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and Class C Shares.

Each Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares or the Class C Shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Plan and concerning their annual consideration of each Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and Class C Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and Class C Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and Class C Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and Class C Shares of the Fund; (f) compensation to broker-dealers and sales personnel; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares and Class C Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plans.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

Each Plan and the Amended and Restated Distribution Agreement with the Distributor have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans or any related agreements ("Rule 12b-1 Trustees"), by vote cast in person or at a meeting duly called for the purpose of voting on each of the Plans and the Amended and Restated Distribution Agreement. Continuation of each Plan and the Amended and Restated Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Trustees have made such a determination for the current year of operations under the Plans. Each Plan and the Amended and Restated Distribution Agreement may be terminated at any time without penalty by a majority of the Rule 12b-1 Trustees or by a majority vote of the shareholders of the affected class of the Fund. Any amendment materially increasing the maximum percentage payable under a Plan, must likewise be approved by a majority vote of the outstanding voting shares of the affected class, as well as by a majority vote of the Rule 12b-1 Trustees. Also, any other material amendment to a Plan must be approved by a majority vote of the Trustees including a majority of the Rule 12b-1 Trustees. In addition, in order for each of the Plans to remain effective, the selection and nomination of the Rule 12b-1 Trustees must be effected by the Trustees who themselves are Rule 12b-1 Trustees. Persons authorized to make payments under each of the Plans must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund expended $5,541, $8,622 and $14,791, respectively, under the Plan for the Investor Class Shares and $2,059, $3,164 and $3,791, respectively, under the Plan for the Class C Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Class Shares and Class C Shares, respectively.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

                            DESCRIPTION OF THE TRUST

The Trust, which is an open-end management investment company, was organized as an unincorporated business trust under Massachusetts's law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of the following eight series: WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland ("Brown Capital Management Funds"). The number of shares of each series shall be unlimited. The Fund is divided into three classes of shares: Institutional Class Shares, Investor Class Shares and Class C Shares. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-Class Plan which contains the general characteristics of, and conditions under which the Trust may offer, multiple classes of shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or Officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as a qualified dividend, (ii) any tax-exempt dividend as an exempt-interest dividend (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2003) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.



                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustees who are "interested persons" as defined in the 1940 Act ("Interested Trustees"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                    TRUSTEES

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                                                          Number of
                                                                                        Portfolios in
                            Position(s)                                                 Fund Complex
         Name, Age,         held with    Length of       Principal Occupation(s)        Overseen by    Other Directorships Held by
         And Address        Fund/Trust  Time Served        During Past 5 Years            Trustee                Trustee
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                       Independent Trustees
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Jack E. Brinson, 71         Trustee,    Since 1990   Retired;  previously,   President        8       Independent Trustee   of  the
                            Chairman                 of   Brinson    Investment    Co.                following:    Gardner    Lewis
                                                     (personal     investments)    and                Investment Trust for the three
                                                     President  of Brinson  Chevrolet,                series  of that   trust;   New
                                                     Inc. (auto dealership)                           Providence  Investment   Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust;     Hillman     Capital
                                                                                                      Management  Investment   Trust
                                                                                                      for  the two  series  of  that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust     (all      registered
                                                                                                      investment companies)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
J. Buckley Strandberg, 43   Trustee     Since 1991   President  of Standard  Insurance        8                    None
                                                     and   Realty    (insurance    and
                                                     property management)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
James H. Speed, Jr., 50     Trustee     Since        President  and  CEO of NC  Mutual        8       Independent  Trustee   of  RBC
                                        September    Life      Insurance       Company                Funds, Inc. for its six series
                                        2002         (insurance   company)  since  May                (all  registered    investment
                                                     2003;    President    of    Speed                companies)
                                                     Financial       Group,       Inc.
                                                     (consulting/private  investments)
                                                     since  March  2000;   previously,
                                                     Senior  Vice   President,   Chief
                                                     Financial  Officer & Treasurer of
                                                     Hardee's   Food   Systems,   Inc.
                                                     (food  service   retailer)   from
                                                     July 1997 to March  2000;  Senior
                                                     Vice   President   Controller  of
                                                     Hardee's Food Systems,  Inc. from
                                                     January 1995 to July 1997
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                       Interested Trustees*
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Richard K. Bryant, 43       Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249       President   since        Group,  Inc.  (distributor of the
Raleigh, North Carolina     and         September    Fund);  Vice President of Capital
27622                       Principal   2002;        Investment     Counsel,      Inc.
                            Executive   President    (advisor  of  the  Capital  Value
                            Officer,    since 1990;  Fund);   President   of   Capital
                            Capital     Principal    Investment    Brokerage,     Inc.
                            Value Fund  Executive    (broker/dealer     firm);     and
                                        Officer      President of Capital  Value Fund;
                                        since 2002   Trustee   of  the   Trust   since
                                                     September    2002;    previously,
                                                     Trustee  of the  Trust  from 1990
                                                     until June 2002
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Keith A. Lee, 43            Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street      Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202   President   2002;        (advisor  of  the  Brown  Capital
                            and         Vice         Management    Funds)   and   Vice
                            Principal   President    President  of the  Brown  Capital
                            Executive   since 1992;  Management Funds;  Trustee of the
                            Officer,    Principal    Trust since June 2002.
                            the Brown   Executive
                            Capital     Officer
                            Management  since 2002
                            Funds
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
*Basis of Interestedness. Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
 Trustee because  he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                       13

------------------------------------------------------------------------------------------------------------------------------------
                                                             Other Officers
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Eddie C. Brown, 62          President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street      the Brown   1992         Management,   Inc.;   previously,
Baltimore, Maryland  21202  Capital                  Trustee  of the  Trust  from 1992
                            Management               until June 2002
                            Funds
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Elmer O. Edgerton, Jr., 53  Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249      President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina     Capital                  Carolina;   Vice   President   of
27622                       Value Fund               Capital  Investment Group,  Inc.,
                                                     Raleigh,  North  Carolina;   Vice
                                                     President  of Capital  Investment
                                                     Brokerage, Inc.
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
R. Mark Fields, 50          Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street     President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                   EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201           Partners                 Trust),  since 1999;  previously,
                            Fixed                    Vice    President   of   Investek
                            Income                   Capital     Management,     Inc.,
                            Trust                    Jackson,    Mississippi   (former
                                                     advisor of the  EARNEST  Partners
                                                     Fixed Income Trust)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Douglas S. Folk, 42         Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street        President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309          Partners                 President  of  Investek   Capital
                            Fixed                    Investment,     Inc.,    Jackson,
                            Income                   Mississippi, 1996 to 1999
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
John M. Friedman, 59        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street        President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309          Partners                 President  of  Investek   Capital
                            Fixed                    Management,     Inc.,    Jackson,
                            Income                   Mississippi
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Michael T. McRee, 59        President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street     and         since        Partners   Limited,   LLC   since
2nd Floor                   Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi  39201 Executive   Principal    Investek   Capital    Management,
                            Officer,    Executive    Inc.,    Jackson,    Mississippi;
                            EARNEST     Officer      President   of  Investek   Timber
                            Partners    since 2002   Management   (timber   management
                            Fixed                    and marketing)
                            Income
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
L. Norfleet Smith, Jr., 41  Principal   Since        Executive Vice   President   of         n/a                    n/a
150 West Main Street        Executive   2002         Wilbanks, Smith & Thomas Asset
Suite 1700                  Officer,                 Management,LLC  (advisor  of the
Norfolk, Virginia  23510    WST Growth               WST  Growth Fund), Norfolk,
                            Fund                     Virginia
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Wayne F. Wilbanks, 42       President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street        WST Growth  1997         Thomas
Suite 1700                  Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                             Virginia
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
C. Frank Watson III, 32     Secretary,  Secretary    President  and  Chief   Operating       n/a                    n/a
                            Treasurer,  since 1994;  Officer   (since   1999)  of  The
                            and         Treasurer    Nottingham                Company
                            Principal   and          (administrator   to  the   Fund);
                            Financial   Principal    previously,    Chief    Operating
                            Officer     Financial    Officer of The Nottingham Company
                                        Officer
                                        since 2002
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Julian G. Winters, 34       Assistant   Since        Vice  President-Compliance              n/a                    n/a
                            Secretary   2002         Administration  (since  1998)  of
                            and                      The      Nottingham      Company;
                            Assistant                previously,  Fund Accountant, The
                            Treasurer                Nottingham Company
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

         Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Fund's last fiscal year.

         Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary. The Nominating Committee met once during the Fund's last fiscal year.

         Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of equity securities of the Fund beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of a valuation date of December 31, 2002. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

  ----------------------------- ------------ ---------------------------
                                             Aggregate Dollar Range of
                                  Dollar      Equity Securities in All
                                 Range of     Funds Overseen or to be
                                  Equity       Overseen by Trustee in
                                Securities      Family of Investment
        Name of Trustee         in the Fund          Companies*
  ----------------------------- ------------ ---------------------------
                          INDEPENDENT TRUSTEES
  ----------------------------- ------------ ---------------------------
  Jack E. Brinson                    A                   A
  ----------------------------- ------------ ---------------------------
  J. Buckley Strandberg              A                   B
  ----------------------------- ------------ ---------------------------
  James H. Speed, Jr.                A                   A
  ----------------------------- ------------ ---------------------------
                           INTERESTED TRUSTEE
  ----------------------------- ------------ ---------------------------
  Richard K. Bryant                  A                   C
  ----------------------------- ------------ ---------------------------
  Keith A. Lee                       A                   A
  ----------------------------- ------------ ---------------------------

  * Includes all the funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2002, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreement for the Fund ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement for the Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the Fund; (iv) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (v) the financial condition of the Advisor and (vi) the Advisor's investment strategy for the Fund.

Based upon their evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interests of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2003. Each of the Trustees serves as a Trustee to the eight funds of the Trust, including the Fund.


                               Compensation Table

----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                       Pension
                                    Aggregate          or Retirement          Estimated
                                    Compensation       Benefits Accrued As    Annual             Total Compensation
                                    from the           Part of Fund           Benefits Upon      from the Fund and
Name of Person, Position            Fund               Expenses               Retirement         Trust Paid to Trustees
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                Independent Trustees
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Jack E. Brinson,Trustee                  $1,350                None                 None                  $10,300
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
J. Buckley Strandberg, Trustee           $1,200                None                 None                   $9,250
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
James H. Speed, Jr., Trustee               $975                None                 None                   $7,550
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
                                                 Interested Trustee
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Richard K. Bryant, Trustee                None                 None                 None                    None
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------
Keith A. Lee, Trustee                     None                 None                 None                    None
----------------------------------- ------------------ ---------------------- ------------------ ---------------------------

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. To the extent that the Fund invests in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policies and Procedures are included as Appendix B to the SAI.

After June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-773-3863 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of July 24, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 16.754% of the then outstanding shares of the Institutional Class Shares and less than 1% of the then outstanding shares of the Investor Class Shares and Class C Shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of the Fund as of July 24, 2003.

Name and Address of                    Amount and Nature of
Beneficial Owner                       Beneficial Ownership     Percent of Class
----------------                       --------------------     ----------------
                           INSTITUTIONAL CLASS SHARES

Charles Schwab & Co., Inc.,             491,304.365 shares           42.386%**
Special Custodian Account FBO
Attn: Mutual Funds
101 Montgomery Street
San Francisco, California  94104*

BNY Clearing Services, LLC
111 East Kilbourne Avenue               218,490.621 shares            18.850%
Milwaukee, Wisconsin  53202

Wachovia Bank, N.A.                      57,556.780 shares             5.027%
George D. Wilbanks, Jr. R/O IRA
5210 Interbay Boulevard #1
Tampa, FL  33611


                              INVESTOR CLASS SHARES

First Clearing Corporation               10,471.204 shares           11.952%
112 Montrose Drive
Durham, North Carolina  27707-3900

First Clearing Corporation               5,235.602 shares             5.976%
112 Montrose Drive
Durham, North Carolina  27707-3900

First Clearing Corporation               4,508.936 shares             5.312%
807 Vineyard Drive
New Bern, North Carolina  28562


                                 CLASS C SHARES

Matthew Bartucci                         5,559.391 shares             25.090%**
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Carolyn Bartucci                         5,173.869 shares              23.350%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Kristen Bartucci                         5,173.869 shares              23.350%
c/o Mesirow Financial Inc.
350 North Clark Street
Chicago, Illinois  60610-4796

Legg Mason Wood Walker, Inc.             3,040.990 shares              13.724%
Post Office Box 1476
Baltimore, Maryland  21202


 * The Fund believes that such entity does not have a beneficial ownership of such shares.
** Pursuant to applicable SEC regulations, this shareholder is deemed to control the class of the Fund.

Investment Advisor and Other Service Providers

Investment Advisor. Information about Wilbanks, Smith & Thomas Asset Management, LLC and its duties and compensation as Advisor is contained in the Prospectus for each class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA and L. Norfleet Smith, Jr. (both control persons of the Advisor through ownership), is responsible for day-to-day management of the Fund's portfolio. Both are principals of the Advisor and are affiliated persons of the Fund.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.75% of the first $250 million of the average daily net assets of the Fund and 0.65% on assets over $250 million. For the fiscal year ended March 31, 2003, the Advisor received $23,866 of its fees after waivers of $63,991. For the fiscal year ended March 31, 2002, the Advisor received $86,562 of its fees after waivers of $35,613. For the fiscal year ended March 31, 2001, the Advisor received $146,812 in management fees.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (1) procures on behalf of and coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator is an administration fee based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a minimum administration fee of $2,000 per month. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per Fund and $750 for each additional class of shares (although the fees are allocated equally as an expense to each class) for accounting and recordkeeping services, and an asset based fund accounting fee of 0.01% of the average daily net assets of the Fund. For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid the Administrator $66,671, $75,139 and $77,832, respectively, in such fees for its services to the Fund. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus a $500 per month minimum fee for each additional class of shares. For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid the Transfer Agent $30,000, $30,000 and $16,000, respectively, for its services.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to an Amended and Restated Distribution Agreement approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee and officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr., an officer of the Trust and Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall, from time to time, identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days' prior written notice to the other party may terminate the Amended and Restated Distribution Agreement.

For the fiscal years ended March 31, 2003, 2002 and 2001, the aggregate dollar amount of sales charges on the sales of Investor Class Shares of the Fund was $201, $6,531 and $6,504, respectively, of which the Distributor retained sales charges of $4, $163 and $182, respectively.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), serves as custodian for the Fund's assets. The Custodian's mailing address is 123 South Broad Street, Philadelphia, Pennsylvania 19109. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements, prepares federal and state tax returns for the Fund, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the
Prospectuses). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

                                 WST Growth Fund
   [Institutional Class Shares], [Investor Class Shares], or [Class C Shares],
                                 please specify
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund - Purchase and Redemption Price" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectuses under the heading "Redeeming Your Shares - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $125,000, and purchase shares in the Fund at the total public offering price of $125,000, the sales charge would be that applicable to a $250,000 purchase as shown in the appropriate table in the applicable Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the applicable Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of shares of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each class of shares of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

             P(1+T)^n = ERV

   Where:    T =    average annual total return.
             ERV =  ending redeemable value at the end of the period
                    covered by the  computation of a hypothetical  $1,000
                    payment made at the beginning of the period.
             P =    hypothetical initial payment of $1,000 from which the
                    maximum sales load is deducted.
             n =    period covered by the computation, expressed in terms of
                    years.

The Fund may also compute the cumulative total return of each class of shares of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Fund may also quote other average annual total return and cumulative total return information that does not reflect the effects of the sales load.

The average annual total returns before taxes on distributions of the Institutional Class Shares of the Fund for the one-year and five-year periods ended March 31, 2003 and for the period since the date of initial public investment (September 30, 1997) through March 31, 2003 were (28.73)%, (8.94)%, and (6.14)%, respectively. The cumulative total return before taxes on distributions of the Institutional Class Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (29.42)%. The average annual total returns after taxes on distributions of the Institutional Class Shares of the Fund for the one-year and five-year periods ended March 31, 2003 and for the period since the date of initial public investment through March 31, 2003 were (28.73)%, (8.94)%, and (6.14)%, respectively. The cumulative total return after taxes on distributions of the Institutional Class Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (29.43)%. The average annual total returns after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the one-year and five-year periods ended March 31, 2003 and for the period since the date of initial public investment through March 31, 2003 were (18.67)%, (6.89)%, and (4.76)%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Institutional Class Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (23.54)%.

The average annual total returns before taxes on distributions of the Investor Class Shares of the Fund for the one-year and five-year periods ended March 31, 2003 and for the period since the date of initial public investment (October 3,
1997) through March 31, 2003 were (31.73)%, (10.07)%, and (7.59)%, respectively.
Without reflecting the effects of the maximum sales load, the average annual total returns before taxes on distributions for those periods were (29.07)%, (9.38)%, and (6.95)%, respectively. The cumulative total return before taxes on distributions of the Investor Class Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (35.20)%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes on distributions for that period was (32.67)%. The average annual total returns after taxes on distributions of the Investor Class Shares of the Fund for the one-year and five-year periods ended March 31, 2003 and for the period since the date of initial public investment through March 31, 2003 were (31.73)%, (10.07)%, and (7.59)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions for those periods were (29.07)%, (9.38)%, and (6.95)%, respectively. The cumulative total return after taxes on distributions of the

Investor Class Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (35.20)%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions for that period was (32.68)%. The average annual total returns after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the one-year and five-year periods ended March 31, 2003 and for the period since the date of initial public investment through March 31, 2003 were (20.63)%, (7.68)%, and (5.84)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares for those periods were (18.90)%, (7.18)%, and (5.37)%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Investor Class Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (28.16)%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of shares for that period was (26.14)%.

The average annual total returns before taxes on distributions of the Class C Shares of the Fund for the one-year and three-year periods ended March 31, 2003 and for the period since the date of initial public investment (May 20, 1999) through March 31, 2003 were (29.28)%, (21.34)% and (15.49)%, respectively. The cumulative total return before taxes on distributions of the Class C Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (47.82)%. The average annual total returns after taxes on distributions of the Class C Shares of the Fund for the one-year and three-year periods ended March 31, 2003 and for the period since the date of initial public investment through March 31, 2003 were (29.28)%, (21.34)% and (15.49)%, respectively. The cumulative total return after taxes on distributions of the Class C Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (47.82)%. The average annual total returns after taxes on distributions and sale of shares of the Class C Shares of the Fund for the one-year and three-year periods ended March 31, 2003 and for the period since the date of initial public investment through March 31, 2003 were (19.03)%, (16.16)% and (11.73)%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Class C Shares of the Fund for the period since the date of initial public investment through March 31, 2003 was (38.25)%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index, the Lehman Aggregate Bond Index, the Russell 2000 Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2003,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Debt, which is rated Baa, is considered a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

     MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

     BBB - Bonds rated BBB have below average  protection  factors but are still
     considered  sufficient  for  prudent  investment.   There  is  considerable
     variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - Bonds are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds that are rated A are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds rated BBB are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy and

     (2)  the  Advisor's  Proxy  Voting  Policies  and  Procedures,  including a
          detailed   description   of  the  Advisor's   specific   proxy  voting
          guidelines.

                       THE NOTTINGHAM INVESTMENT TRUST II

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that The Nottingham Investment Trust II ("Trust") and each of its series of shares (individually a "Fund" and collectively "Funds") disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor


     The Board believes that each Fund's investment advisor ("Advisor") is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

     (1)  to make the proxy voting decisions for the Fund; and
     (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

     C. Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund's Advisor's Voting Policy, provided such specific voting policy was approved by the Board or
     (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Fund's Advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

          Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

          In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;
         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv) The shareholder meeting date; (v) A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

          Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;
         (ii)     Proxy Statements  received  regarding each Fund's  securities;
         (iii)    Records of votes cast on behalf of each Fund; and
         (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee


     A.   General

     The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th day of June, 2003.

________________________________________________________________________________
                 WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC

                       PROXY VOTING POLICIES & PROCEDURES
________________________________________________________________________________
                                                                       July 2003
General Voting Policy
---------------------

Wilbanks, Smith & Thomas Asset Management, LLC is responsible for voting all proxies for its clients unless otherwise directed by the client or by the plan documents governing an ERISA account and will vote proxies, after reviewing the appropriate information, in the best financial interest of its clients which Wilbanks, Smith & Thomas Asset Management, LLC generally believes to be consistent with management's recommendations.

For its top "core" holdings, which would cover securities currently in its model portfolio or securities that have been in the model over the past 18 month period, Wilbanks, Smith & Thomas Asset Management, LLC will adhere to certain predetermined voting guidelines. In the event the issue to be voted is not covered by the predetermined guidelines, voting will be done on a case-by-case basis, deemed by Wilbanks, Smith & Thomas Asset Management, LLC's Investment Committee to be in the best financial interest of its clients.

For its "non-core" holdings, voting proxies will be done on a case-by-case basis, deemed by Wilbanks, Smith & Thomas Asset Management, LLC's Investment Committee to be in the best financial interest of its clients.

Predetermined Guidelines: Routine and Financial or Corporate Governance Matters
------------------------

While financial and corporate governance issues may need additional consideration and voting to be done on a case-by-case basis, as they may involve issues such as hostile takeovers and mergers, Wilbanks, Smith & Thomas Asset Management, LLC does intend to vote in favor of the following matters and proposals:

>>       Adopt / Amend Omnibus Stock Option Plan
>>       Adopt / Amend Stock Purchase Plan
>>       Allot Securities
>>       Amend Articles/By Law/Charter - Organization Related
>>       Amend Investment Policy
>>       Amend Stock Bonus Plan
>>       Appoint Auditors and Approve Remuneration
>>       Appointment of Independent Auditors
>>       Approve / Amend Investment Advisory Agreements
>>       Approve Authorized Common Stock Increase
>>       Approve Common Stock Par Value Change
>>       Approve Merger Agreement
>>       Approve Reorganization Plan
>>       Approve Reverse Stock Split
>>       Authorize Directors to Increase / Decrease Share Capital
>>       Authorize Directors to Repurchase Shares
>>       Change Stock Exchange Listing
>>       Confidential Voting
>>       Cumulative Voting
>>       Date / Place of Annual Meeting
>>       Declaration of Final Dividend Payment
>>       Dividend
>>       Election of Directors
>>       Increase / Decrease Share Capital
>>       Indemnification / Liability
>>       Miscellaneous Corporate Actions - Global
>>       Miscellaneous Corporate Governance
>>       Par Value Change
>>       Ratification of Director's actions on routine matters
>>       Ratify Appointment of Independent Auditors
>>       Receive Consolidated Financial Statements
>>       Stock Issuance
>>       Transact Other Business

Guidelines: Social Conscience/Moral Issues


Wilbanks, Smith & Thomas Asset Management, LLC intends to vote against proxies requiring management action on a moral or social issue. Where the economic impact of a proposal is not clear, a vote to "abstain" may be appropriate.

Guidelines: Foreign Investments


On occasion, Wilbanks, Smith & Thomas Asset Management, LLC may invest client assets in foreign securities. Given the complexity and variety of regulatory schemes and corporate practices in foreign countries and other factors such as translation expenses, there may be excessive costs associated with voting proxies for foreign securities. Thus, Wilbanks, Smith & Thomas Asset Management, LLC intends to abstain from voting such proxies.

Guidelines: Client Guidelines
-----------------------------

A client may have their own set of proxy voting guidelines, which may conflict with Wilbanks, Smith & Thomas Asset Management, LLC's policy or with the voting guidelines of another client. If such a situation arises, it is the intention of Wilbanks, Smith & Thomas Asset Management, LLC to comply with client guidelines by voting the proxies attributable to that client on a proportionate basis (based on the number of shares held by the client).

Conflicts of Interest
---------------------

Wilbanks, Smith & Thomas Asset Management, LLC's proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided or resolved in the best financial interest of the clients and that fiduciary obligations are fulfilled. Neither Wilbanks, Smith & Thomas Asset Management, LLC nor any person involved in the proxy voting process is engaged in any material business other than managing assets for clients. Wilbanks, Smith & Thomas Asset Management, LLC has reviewed and will continue to review with its officers and employees whether any relationships, personal, business or otherwise, exist between Wilbanks, Smith & Thomas Asset Management, LLC or any of its officers or employees (including their immediate families) and the issuer of any of Wilbanks, Smith & Thomas Asset Management, LLC's client holdings or any of the issuer's officers, directors, director-candidates, or proxy proponents.

Wilbanks, Smith & Thomas Asset Management, LLC has determined that there are two possible material conflicts as described below, however, Wilbanks, Smith & Thomas Asset Management, LLC will nevertheless follow its predetermined voting guidelines for any such proxies. In the event that the issue to be voted is not covered by the voting guidelines, Wilbanks, Smith & Thomas Asset Management, LLC will vote those relative proxies in the best financial interest of its clients as determined by the Investment Committee and the basis for such votes will be documented.

-    Resource Bank:
     The CEO of Resource Bank is the father of L. Norfleet Smith, Jr. (Executive Vice President of Wilbanks, Smith & Thomas) and is a client of Wilbanks, Smith & Thomas Asset Management, LLC. In addition to following the predetermined voting guidelines described above, L. Norfleet Smith, Jr. will not participate in any voting decisions for this security.

-    Cardinal  State Bank:
     The Chairman of the Board of Cardinal State Bank is also a client of Wilbanks, Smith & Thomas Asset Management, LLC. The predetermined voting guidelines described above will be followed when voting this security.

     Wilbanks, Smith & Thomas Asset Management, LLC also recognizes that it is affiliated with other companies through its association with WealthTrust, Inc. However, neither Wilbanks, Smith & Thomas Asset Management, LLC nor any of its employees are cognizant of the activities of such affiliates other than awareness of the general business activities of some affiliates, nor is Wilbanks, Smith & Thomas Asset Management, LLC subject to influence by any such affiliates in terms of voting its proxies. Should any officer or employee be subject to any such influence, he/she shall immediately report such contact to the Compliance Officer.

Procedures
----------

A portfolio administrator at Wilbanks, Smith & Thomas Asset Management, LLC will collect all proxy material, compare the shares on the proxy against the shares in its database and cast the votes according to these policies and procedures.

This process is performed according to the predetermined guidelines stated above for proxies in the top "core" security holdings, while for "non-core" security holdings, the proxy information will be reviewed by the senior analyst and presented to the Investment Committee for their voting decision at the next weekly strategy meeting. Investment Committee Members are:

     -    Wayne F. Wilbanks
     -    L. Norfleet Smith, Jr.
     -    Larry A. Bernert, III
     -    T. Carl Turnage
     -    D. J. Kyle Elliott
     -    Mark R. Warden
     -    Gerald W. Gaffney

Wilbanks, Smith & Thomas Asset Management, LLC utilizes Automatic Data Processing's (ADP) Proxy Edge software for its proxy voting and record keeping. Proxy Edge stores records of how shares were voted per account and enables Wilbanks, Smith & Thomas Asset Management, LLC to maintain accurate information on all proxies.

New accounts are reported to ADP by Wilbanks, Smith & Thomas Asset Management, LLC and ADP then forwards the account information to the brokerage firm or financial institution that has custody of the clients' securities. The new accounts are entered into Proxy Edge and all subsequent meetings are voted and updated electronically while future meetings are tracked and monitored.

If a custodian rejects ADP's new account information form, Wilbanks, Smith & Thomas Asset Management, LLC will receive paper ballots until the rejection has been researched and resolved. All paper ballots received by Wilbanks, Smith & Thomas Asset Management, LLC will be voted in accordance with the voting guidelines and procedures and copies of these ballots and accurate records of voting decisions will be maintained.

Proxy Voting Record Keeping
---------------------------

Wilbanks, Smith & Thomas Asset Management, LLC will maintain (i) written Proxy Voting Policies and Procedures; (ii) all Proxy Statements received in connection with client securities; (iii) a record of how Wilbanks, Smith & Thomas Asset Management, LLC voted each proxy; (iv) any other documents prepared by Wilbanks, Smith & Thomas Asset Management, LLC that were material to the voting decision or that memorialize the basis for that decision; and (v) a copy of each written client request for voting records and a copy of the written response to a client request (whether written or oral).

Client Request
--------------

A client may request and obtain a copy of Wilbanks, Smith & Thomas Asset Management, LLC's Proxy Voting Policies and Procedures and a record of previously voted proxies for their holdings by writing or calling:

Nancy L. Overton, Compliance Officer
150 West Main Street, Suite 1700
Norfolk, VA. 23510
(757) 623-3676

Requested material will be promptly forwarded to the client.

Amendments Disclaimer
---------------------

Wilbanks, Smith & Thomas Asset Management, LLC's Investment Committee reserves the right to modify or amend these policies and procedures at anytime without notice. Adopted: June 30, 2003

________________________________________________________________________________

                             Wilbanks Smith & Thomas [Logo]

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II


                                 CLASS C SHARES


                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2003


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                                                   ANNUAL REPORT
                         WST GROWTH FUND CLASS C SHARES
________________________________________________________________________________

                                  WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC
________________________________________________________________________________

                                                                   April 7, 2003

"Buy when everyone else is selling and hold until everyone else is buying. This is not merely a catchy slogan. It is the very essence of successful investment."
                                                                   J. Paul Getty

"There is no worse mistake in public leadership than to hold out false hopes soon to be swept away."
                                                               Winston Churchill

"Confront the brutal facts, but never lose faith."
                                                         Admiral James Stockdale

As we write this letter the war in Iraq is underway, and the investment markets continue to careen between euphoria and despondency as snippets of news are relayed from the battlefield. The media coverage from "embedded" journalists beaming us up-to-the-minute reports on every aspect of the campaign is overwhelming. Simply processing all of the information is challenging and attempting to integrate the daily highs and lows of the military action into a meaningful investment strategy is fruitless. Clearly the short war and easy victory expected by some did not materialize, but we all remain confident that the ultimate outcome will be a coalition victory.

Unfortunately the end of the military campaign, when it comes, will signal the beginning of another phase, one perhaps as challenging as the war itself. The rebuilding of Iraq and the incubation and development of a U.S.- friendly regime present huge logistical and diplomatic challenges to a coalition still struggling to establish itself politically. On the home front the cost and distraction of the war threaten an already fragile economy.

Still, in spite of these hurdles there are many reasons for optimism. To date U.S. casualties have been modest and there have been no chemical or biological attacks on our troops. Despite the media insinuation to the contrary our armed forces have made tremendous progress in the first weeks of the war, and have done so while protecting most of Iraq's oilfields. The significance of our ability to use measured force will become evident when rebuilding time comes. Oil dollars will rebuild Iraq, and by sparing non-military targets we leave the door open for friendly diplomatic relations at some point. No less encouraging is the passing of another three months without a terrorist attack in the United States. Tom Ridge has indicated that the question is when, not if, we will suffer another attack, but we seem to be making steady progress in our efforts to contain terror and capture terrorists.

From an investment perspective little has been resolved over the past year. The war, anticipated for many months, is underway, but the range of unknowns is as vast as ever. As we have outlined in previous letters our responsibility is to position the Fund to reflect both the risks and opportunities in the markets. Recent conversations with professional investors and consultants lead us to the conclusion that there are three schools of thought among investors. One group sees the stock market as the buying opportunity of a lifetime now. They recognize that when sentiment is worst stocks are actually most attractive. Another group sees Iraq as the straw that will break the camel's back, and their inclination is to completely eliminate their stock market exposure until the situation in the Middle East clarifies itself. Finally there are those whose market view is balanced between faith in our nation's strength and resilience and concern about the various geopolitical and economic forces weighing on stocks in the short term. We are in the latter group, and in this letter we seek to explain the logic behind our position and its strategic implications for the Fund.

                              The Stockdale Paradox
                              ---------------------

In seeking a framework for our communication with clients at this difficult juncture we came across an idea known as the Stockdale Paradox. Jim Stockdale was the ranking U.S. military officer at the "Hanoi Hilton" prisoner of war camp in Vietnam. For eight years he lived in wretched conditions that included torture, humiliation, and complete uncertainty about his future. Ultimately he survived and was awarded the Congressional Medal of Honor. Most of the other prisoners in the Hanoi Hilton survived as well. To a man they credited Stockdale's leadership with pulling them through the experience. Jim Stockdale knows how to deal with adversity.

In his book Good To Great; Why Some Companies Make the Leap and Others Don't, Jim Collins includes an interview with Admiral Stockdale that explains the Stockdale Paradox and its application to the world of business. Simply stated, the Stockdale Paradox involves the apparent inconsistency between unflagging faith in a system or plan and recognition of the brutal facts of one's current reality. Interestingly it was not just the pessimists who gave up and died during their imprisonment in Hanoi, it was the optimists too, according to Stockdale. Unable to accept and cope with the constant disappointment of their hopes for a quick release, the optimists eventually became heart broken. They were not able to deal with the reality of their imprisonment and they gave up.

How does a prisoner of war analogy relate to investing? In Good to Great Collins applies the Paradox to his assessment of individual companies by arguing that great ones are able to find a balance between consistent adherence to a long term strategy and flexible responsiveness to ever-changing business conditions.

As we discuss in detail below there are many reasons for optimism as we assess the economy and markets, and our positive outlook for U.S. large cap equities remains the foundation of our strategy. We also have a number of short-term concerns that our current tactics address.

                    Reasons for Optimism: What Can Go Right?
                    ----------------------------------------

In Iraq there was positive news during the early days of the war as two major concerns were alleviated, at least temporarily. Many predicted that as soon as the war began we would experience a series of retaliatory terrorist attacks. The risk that Saddam's forces would destroy Iraq's oil infrastructure was another major worry for coalition leaders. Neither has occurred so far, and while the terrorist threat will linger we are close to securing the majority of the oilfields. Hopefully, our 18-month war on terror and the Al Qaeda global network has reduced the probability of further attacks on U.S. soil and abroad.

The most direct and significant result of the war in Iraq is the price of oil. In the weeks leading up to the war oil prices rose to almost $40 per barrel, a level that, if sustained, would have a huge negative impact on the U.S. and global economies. The following chart shows the extent to which oil prices have responded to war news.

[Line Graph included here]:

                           CRUDE OIL (U.S. $/Barrel)

                       May 2002 to April 4, 2003 (28.62)


Source: Baseline; April 7, 2003

Fortunately, the quick capture of Iraq's southern oil fields with little damage and the growing possibility of similar action in the North has calmed the energy markets, resulting in oil prices declining from $37 to the $30^1 level. This development is very positive and further declines would be bullish for the economy and stocks.

From a political perspective the key to U.S. success will be the installation of a new regime in Iraq that is friendly to our interests. If we can achieve this goal, and use that success as a base or springboard for a Middle East peace plan, or at least progress toward one, the investment markets should applaud. The most obvious wild cards that could give the markets an immediate boost would be the capture or elimination of Saddam Hussein, Osama Bin Laden, or both. In assessing the range of possible outcomes both of these events are possible and we believe either would drive the market much higher. So much of the malaise we feel now is the lingering effect of the problems these two men have caused the U.S. Our military and intelligence forces are working hard to root out these evil players, and an investment policy must acknowledge the possibility that their eventual demise could drive stocks much higher.

                         U.S. Economics: A Balancing Act
                         -------------------------------

Our year-end 2002 letter included a thorough review of the issues facing the U.S. economy. For now we appear to be on track for a normal, if somewhat anemic, recovery from the brief recession. Our ability to remain on course for a recovery in light of the war is in question and depends upon the duration and severity of the conflict.

Economic data from the past few weeks continues to be clouded by war uncertainties and February's bad weather. While oil prices have declined dramatically, (see above) and will decline more when the end of the war is in sight, gasoline prices will be slower to normalize. High gas prices are a tax on our entire economic system. Consumer confidence fell to a nine-year low in March, a trend and level not consistent with economic recovery.

On the positive side of the economic ledger are the monetary and fiscal policies discussed in our January letter. The 1.25%^2 Fed Funds rate is extremely accommodative, and while the Bush tax package is out of the headlines while the war takes center stage, we still expect significant relief once the final deal is ironed out.

One important issue now under discussion is the budget deficit. Slow economic growth and increased military spending for homeland security and the war in Iraq have eliminated the surplus we wrote of several years ago. It is important to keep the deficit, which is huge in absolute dollars, in perspective. Projections suggest that the annual deficit is running at a pace equal to about 2% of GDP, a very manageable level and modest in comparison with deficits in prior recessions. To the extent that a deficit is stimulative to the economy it may work in our favor in the short run.

Inflation, long the nemesis of government policy makers, remains in check despite the spike in energy prices. In fact, weak demand on both the consumer and corporate levels have sparked concern about deflation. We believe that stronger demand driven by better sentiment post war and inventory restocking will allow the U.S. to avoid the deflationary spiral suffered by Japan. Interestingly today's higher energy prices are positive in this regard. Much has been written about deflation being China's biggest export product. Higher energy prices raise their costs of production and transportation, resulting in higher prices for Chinese goods in foreign markets. That factor, and a weakening U.S. dollar, should mitigate some of the pricing pressure that Chinese goods have had on U.S. products.

                      Stock Market Analysis: A Waiting Game
                      -------------------------------------

The Stockdale Paradox requires "recognition of the brutal facts of one's current reality," so we move now to a review of stocks. The chart below shows that the stock market has been bouncing along the bottoms set during the sell-offs in July, October and early March. The Dow Jones Average hit 7600^3 on July 24,
2002, 7200^4 on October 10, 2002 and 7400^5 in early March 2003 before the recent rally in March up to 8500^6. It is clear that some investors find "value" in the market as it approaches 7000, and they provide support for the market at that level.

_________________________________
^1 Baseline, April 1, 2003
^2 Baseline, April 1, 2003
^3 Baseline, April 1, 2003
^4 Baseline, April 1, 2003
^5 Baseline, April 1, 2003
^6 Baseline, April 1, 2003

This strong support gives us confidence in our long-term commitment to stocks. A study of mutual fund redemptions suggests that selling pressure is drying up with each market decline. The June-July 2002 sell-off was driven by an astounding $50 billion^7 of equity fund liquidations. The September-October 2002 low saw sales of approximately $18 billion^8 and investors sold only $10 billion^9 worth of equity funds during the February-March 2003 low. These figures suggest that most investors have finished selling, and the lack of sellers provides support for the market at current levels.

[Line Graph included here]:

                                DOW JONES (INDU)

                      May 2002 to April 4, 2003 (8,277.15)


Source: Baseline; April 7, 2003

Hedge funds and short sellers have had an increasing affect on the stock market recently. Hedge funds assets have grown dramatically and their ability to move the market will tend to amplify volatility. Short interest (stocks borrowed and sold to profit on a decline in prices) is at historic levels, and short covering will occur when sentiment shifts, accelerating the rally. Much of the early war rally was driven by hedge funds covering their short positions as the early war outlook was more positive than expected.

                    Equity Strategy: Buy The Biggest and Best
                    -----------------------------------------

Technology stocks held up relatively well during the first quarter posting a negligible loss of 0.5%^10 versus the decline of 3.2%^11 in the S&P 500 index. We added to our tech holdings in the fourth quarter of last year with the purchase of Cisco Systems and Hewlett Packard^12. Our strategy has been to stay with market leaders like Cisco Systems, which commands a substantial market share in computer routers and switches. The company's gross margins exceed 75%^13, and it's $21 billion^14 cash hoard gives it unlimited financial flexibility to cut prices and undermine competitor's strategies. Its recent purchase of wireless router manufacturer Linksys underlines Cisco System's ability to take advantage of the tough operating environment to strengthen its competitive position.

____________________________
^7 AMG Data Services, August, 2002 and  July  12,  2002
^8 AMG Data Services, November 11, 2002 and October 4, 2002
^9 AMG Data Services, April 9, 2002 and March 8, 2002
^10 Baseline, April 1, 2003
^11 Baseline, April 1, 2003
^12 Holdings represent  2.5%  and  2.6% of the Fund as of March  31,  2003,
    respectively
^13 Baseline, April 1, 2003
^14 Baseline, April 1, 2003

We continue to avoid certain sectors including telecommunications, utilities and basic materials, and industries like autos, airlines, forest products and steel. These are capital-intensive businesses with low profitability and slow growth. In many cases they are exposed to commodity prices, which can wreak havoc with even a well-run business model.

We have highlighted the improving financial condition of many U.S companies in previous letters and the Fund is populated with industry leaders such as AIG, Citigroup, Johnson and Johnson, Royal Dutch and Microsoft^15. As we outlined above it now appears that many of these companies' stocks are finding price levels where investors consider them "cheap" and are willing to buy them regardless of macro concerns.

                             Company Update - Merck
                             ----------------------

To a large extent the trading action in Merck^16 over the past year reflects the large cap market as a whole. The stock sank as low as $38 last July on concerns that the company would fail to meet 2003 earnings guidance. At that price the stock yielded almost 4% and offered a compelling alternative to fixed income securities such as a 2.5% five-year Treasury. The market was overly focused on the company's short-term challenges and briefly ignored the overall quality of the company and its business model. During the fall Merck announced that the company would exceed most analysts' earnings targets due to better sales of new products and the stock has since rallied to $57. The reality is that the fundamental story at Merck barely changed throughout that period. It was and remains one of the world's preeminent R&D companies with a very solid product portfolio and excellent long-term prospects. Regardless of global politics, we believe Merck will continue to thrive.

Market volatility and war news masks the underlying improvement in many companies' fundamentals over the last year, but we remain bullish on the prospects for the companies owned in the Fund. We remain pleased with the underlying performance of the Fund's current holdings and are willing to wait patiently for more favorable market conditions.

                          Summary: Remaining Faithful
                          ---------------------------

As we pass the three-year anniversary of the beginning of the bear market we hear from a few investors who are tempted to abandon their long-term financial plans. Some are exasperated and have given up on stocks, while some hope to make a quick profit by betting on a post war rally. Both impulses are understandable.

Still, the strategic plan and the discipline to adhere to it is the foundation of investment success. It is crucial to be realistic about the current market situation. The key is to make changes strategically rather than basing decisions on a short-term outlook that changes with each day's news. As Collins explains in Good To Great, successful people are "able to strip away so much noise and clutter and focus on the few things that have the greatest impact. They (are) able to do so in large part because they operate from both sides of the Stockdale Paradox, (unflagging faith in their plan, recognition of current reality) never letting one side overshadow the other . . . (They) dramatically increase the odds of making a series of good decisions and ultimately discover a simple concept for making the really big choices." We look forward to keeping you apprised of any changes in our views and welcome any questions or comments you may have.

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Lawrence A. Bernert, III
T. Carl Turnage
D.J. Kyle Elliott
Mark R. Warden



________________________________


^15 Holdings represent 3.3%, 3.3%,  3.9%,  3.0% and 3.8% of the Fund as of
    March 31,  2003,  respectively
^16 Holdings represent 3.1% of the Fund as of March 31, 2003

________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

This annual report was distributed to shareholders on or about May 27, 2003.

                                 WST GROWTH FUND
                                 Class C Shares

                     Performance Update - $10,000 Investment

                     For the period from May 20, 1999 (Date
                        of Initial Public Investment) to
                                 March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                                   WST Growth             S&P 500 Total
                              Fund Class C Shares         Return Index
--------------------------------------------------------------------------------
      5/20/1999                      10,000                  10,000
      6/30/1999                      10,245                  10,267
      9/30/1999                       9,310                   9,626
     12/31/1999                      10,575                  11,058
      3/31/2000                      10,720                  11,311
      6/30/2000                      10,398                  11,011
      9/30/2000                       9,778                  10,904
     12/31/2000                       9,073                  10,051
      3/31/2001                       8,077                   8,859
      6/30/2001                       8,092                   9,378
      9/30/2001                       6,743                   8,001
     12/31/2001                       7,517                   8,856
      3/31/2002                       7,379                   8,881
      6/30/2002                       6,345                   7,691
      9/30/2002                       5,295                   6,362
     12/31/2002                       5,471                   6,899
      3/31/2003                       5,218                   6,682




This graph depicts the performance of the WST Growth Fund (the "Fund") Class C Shares versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns
      ----------------- ---------------- -----------------------------
          One Year        Three Years       Since 5/20/99 (Date of
                                          Initial Public Investment)
      ----------------- ---------------- -----------------------------
          (29.28)%          (21.34)%               (15.49)%
      ----------------- ---------------- -----------------------------



>> The graph assumes an initial $10,000 investment at May 20, 1999 (date of initial public investment). All dividends and distributions are reinvested.

>> At March 31, 2003, the value of the Fund's Class C Shares would have decreased to $5,218 - a cumulative total investment return of (47.82)% since May 20, 1999.

>> At March 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have decreased to $6,682 - a cumulative total investment return of (33.18)% since May 20, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 94.63%

  Aerospace & Defense - 4.17%
     Lockheed Martin Corporation ...............................................                     3,500              $   166,425
     Raytheon Company ..........................................................                     8,000                  226,960
                                                                                                                        -----------
                                                                                                                            393,385
                                                                                                                        -----------
  Beverages - 2.76%
     PepsiCo, Inc. .............................................................                     6,500                  260,000
                                                                                                                        -----------

  Brewery - 2.72%
     Anheuser-Busch Companies, Inc. ............................................                     5,500                  256,355
                                                                                                                        -----------

  Broadcast - Cable - 4.67%
  (a)Comcast Corporation .......................................................                    16,000                  439,840
                                                                                                                        -----------

  Computers - 2.47%
     Hewlett-Packard Company ...................................................                    15,000                  233,250
                                                                                                                        -----------

  Computer Software & Services - 5.92%
     Cisco Systems, Inc. .......................................................                    17,000                  219,300
     Microsoft Corporation .....................................................                    14,000                  338,940
                                                                                                                        -----------
                                                                                                                            558,240
                                                                                                                        -----------
  Electrical Equipment - 2.88%
     Emerson Electric Company ..................................................                     6,000                  272,100
                                                                                                                        -----------

  Electronics - 3.78%
     General Electric Company ..................................................                    14,000                  357,000
                                                                                                                        -----------

  Electronics - Semiconductor - 4.32%
     Intel Corporation .........................................................                    14,000                  227,920
     Texas Instruments Incorporated ............................................                    11,000                  180,070
                                                                                                                        -----------
                                                                                                                            407,990
                                                                                                                        -----------
  Entertainment - 2.32%
  (a)Viacom Inc. ...............................................................                     6,000                  219,120
                                                                                                                        -----------

  Environmental Control - 2.69%
     Waste Management, Inc. ....................................................                    12,000                  254,160
                                                                                                                        -----------

  Financial - Banks, Commercial - 2.01%
     State Street Corporation ..................................................                     6,000                  189,780
                                                                                                                        -----------

  Financial - Banks, Money Centers - 3.10%
     Citigroup Inc. ............................................................                     8,500                  292,825
                                                                                                                        -----------





                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

  Food - Miscellaneous - 4.54%
        Kellogg Company ........................................................                     8,000              $   245,200
        Kraft Foods Inc. .......................................................                     6,500                  183,300
                                                                                                                        -----------
                                                                                                                            428,500
                                                                                                                        -----------
  Insurance - Managed Care Services - 5.99%
        AFLAC INCORPORATED .....................................................                     7,000                  224,350
        Marsh & McLennan Companies, Inc. .......................................                     8,000                  341,040
                                                                                                                        -----------
                                                                                                                            565,390
                                                                                                                        -----------
  Insurance - Multiline - 3.15%
        American International Group, Inc. .....................................                     6,000                  296,700
                                                                                                                        -----------

  Machine - Construction & Mining - 2.61%
        Caterpillar Inc. .......................................................                     5,000                  246,000
                                                                                                                        -----------

  Medical Supplies - 5.65%
        HCA - The Healthcare Company ...........................................                     4,500                  186,120
        Johnson & Johnson ......................................................                     6,000                  347,220
                                                                                                                        -----------
                                                                                                                            533,340
                                                                                                                        -----------
  Oil & Gas - Equipment & Services - 2.42%
        Schlumberger Limited ...................................................                     6,000                  228,060
                                                                                                                        -----------

  Oil & Gas - Exploration - 3.70%
        Exxon Mobil Corporation ................................................                    10,000                  349,500
                                                                                                                        -----------

  Oil & Gas - International - 2.81%
        Royal Dutch Petroleum Company ..........................................                     6,500                  264,875
                                                                                                                        -----------

  Packaging & Containers - 3.13%
        Kimberly - Clark Corporation ...........................................                     6,500                  295,490
                                                                                                                        -----------

  Pharmaceuticals - 6.21%
        Merck & Co., Inc. ......................................................                     5,000                  273,900
        Pfizer Inc. ............................................................                    10,000                  311,600
                                                                                                                        -----------
                                                                                                                            585,500
                                                                                                                        -----------
  Publishing - Newspaper - 2.29%
        The New York Times Company .............................................                     5,000                  215,750
                                                                                                                        -----------

  Retail - Specialty Line - 6.09%
        The Home Depot, Inc. ...................................................                    13,500                  328,860
        RadioShack Corporation .................................................                    11,000                  245,190
                                                                                                                        -----------
                                                                                                                            574,050
                                                                                                                        -----------



                                                                                                                        (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Telecommunications - 2.23%
           Nokia Oyj - ADR .....................................................                    15,000              $   210,150
                                                                                                                        -----------

           Total Common Stocks (Cost $10,411,634) ..................................................                      8,927,350
                                                                                                                        -----------


INVESTMENT COMPANIES - 5.16%

     Evergreen Institutional US Government Class IN #436 ......................                     55,248                   55,248
     Evergreen Select Money Market Fund Class I Shares #495 ...................                    431,256                  431,256
                                                                                                                        -----------

           Total Investment Companies (Cost $486,504) .............................................                         486,504
                                                                                                                        -----------


Total Value of Investments (Cost $10,898,138 (b)) ..............................                     99.79 %            $ 9,413,854
Other Assets Less Liabilities ..................................................                      0.21 %                 19,950
                                                                                                  --------              -----------
      Net Assets ...............................................................                    100.00 %            $ 9,433,804
                                                                                                  ========              ===========





      (a)  Non-income producing investment

      (b)  Aggregate cost for federal income tax purposes is $10,954,137.
           Unrealized appreciation/(depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation ................................................................                     $   168,839
           Unrealized depreciation ................................................................                      (1,709,122)
                                                                                                                        -----------

                      Net unrealized depreciation .................................................                     $(1,540,283)
                                                                                                                        ===========




      The following acronym is used in this portfolio:

           ADR - American Depository Receipt







See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $10,898,138) ........................................................                 $ 9,413,854
      Income receivable ...............................................................................                      11,032
      Receivable for fund shares sold .................................................................                      35,848
      Prepaid expenses ................................................................................                       5,174
                                                                                                                        -----------

           Total assets ...............................................................................                   9,465,908
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ................................................................................                      30,366
      Other liabilities ...............................................................................                       1,738
                                                                                                                        -----------

           Total liabilities ..........................................................................                      32,104
                                                                                                                        -----------

NET ASSETS ............................................................................................                 $ 9,433,804
                                                                                                                        ===========


NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $15,530,904
      Accumulated net realized loss on investments ....................................................                  (4,612,816)
      Net unrealized depreciation on investments ......................................................                  (1,484,284)
                                                                                                                        -----------
                                                                                                                        $ 9,433,804
                                                                                                                        ===========

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($219,239 / 32,186 shares) .................................................................                 $      6.81
                                                                                                                        ===========

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($8,508,203 / 1,203,289 shares) ............................................................                 $      7.07
                                                                                                                        ===========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($706,362 / 102,739 shares) ................................................................                 $      6.88
                                                                                                                        ===========
      Maximum offering price per share (100 / 96.25 of $6.88) .........................................                 $      7.15
                                                                                                                        ===========
















See accompanying notes to financial statements

                                                        WST GROWTH FUND

                                                    STATEMENT OF OPERATIONS

                                                   Year ended March 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $   168,668
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                   87,857
           Fund administration fees (note 2) .............................................................                   20,500
           Distribution and service fees - Class C Shares (note 3) .......................................                    2,059
           Distribution and service fees - Investor Class Shares (note 3) ................................                    5,541
           Custody fees ..................................................................................                    1,143
           Registration and filing administration fees (note 2) ..........................................                    5,867
           Fund accounting fees (note 2) .................................................................                   46,171
           Audit fees ....................................................................................                   22,900
           Legal fees ....................................................................................                   14,657
           Securities pricing fees .......................................................................                    3,040
           Shareholder recordkeeping fees ................................................................                   30,000
           Other accounting fees (note 2) ................................................................                    4,076
           Shareholder servicing expenses ................................................................                    5,465
           Registration and filing expenses ..............................................................                    6,726
           Printing expenses .............................................................................                    4,520
           Amortization of deferred organization expenses (note 4) .......................................                    4,071
           Trustee fees and meeting expenses .............................................................                    4,335
           Other operating expenses ......................................................................                    7,470
                                                                                                                        -----------

               Total expenses ............................................................................                  276,398
                                                                                                                        -----------

                    Less investment advisory fees waived (note 2) ........................................                  (63,991)
                                                                                                                        -----------

               Net expenses ..............................................................................                  212,407
                                                                                                                        -----------

                    Net investment loss ..................................................................                  (43,739)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................               (1,961,244)
      Decrease in unrealized appreciation on investments .................................................               (2,209,435)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (4,170,679)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(4,214,418)
                                                                                                                        ===========








See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years Ended March 31,




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
     Operations
         Net investment loss ...........................................................          $   (43,739)          $  (112,648)
         Net realized loss from investment transactions ................................           (1,961,244)           (2,240,369)
         (Decrease) increase in unrealized appreciation on investments .................           (2,209,435)            1,067,631
                                                                                                  -----------           -----------

              Net decrease in net assets resulting from operations .....................           (4,214,418)           (1,285,386)
                                                                                                  -----------           -----------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a)           (2,687,909)              796,419
                                                                                                  -----------           -----------

                     Total decrease in net assets ......................................           (6,902,327)             (488,967)

NET ASSETS
     Beginning of year .................................................................           16,336,131            16,825,098
                                                                                                  -----------           -----------

     End of year .......................................................................          $ 9,433,804          $ 16,336,131
                                                                                                  ===========          ============



(a) A summary of capital share activity follows:

                                                       -----------------------------------------------------------------------------
                                                                       2003                                    2002

                                                            Shares                Value              Shares               Value

                                                       -----------------------------------------------------------------------------
------------------------------------------------------
                    CLASS C SHARES
------------------------------------------------------
Shares sold ..........................................             0          $         0                    0          $         0
Shares redeemed ......................................        (8,105)             (63,104)              (4,564)             (45,277)
                                                         -----------          -----------          -----------          -----------

     Net decrease ....................................        (8,105)         $   (63,104)              (4,564)         $   (45,277)
                                                         ===========          ===========          ===========          ===========
------------------------------------------------------
            INSTITUTIONAL CLASS SHARES
------------------------------------------------------
Shares sold ..........................................       291,252          $ 2,295,222              230,821          $ 2,286,349
Shares redeemed ......................................      (531,829)          (4,433,696)            (124,021)          (1,282,602)
                                                         -----------          -----------          -----------          -----------
     Net (decrease) increase .........................      (240,577)         $(2,138,474)             106,800          $ 1,003,747
                                                         ===========          ===========          ===========          ===========
------------------------------------------------------
              INVESTOR CLASS SHARES
------------------------------------------------------
Shares sold ..........................................        16,337          $   155,199               16,127          $   167,954
Shares redeemed ......................................       (81,320)            (641,530)             (32,352)            (330,005)
                                                         -----------          -----------          -----------          -----------
     Net decrease ....................................       (64,983)         $  (486,331)             (16,225)         $  (162,051)
                                                         ===========          ===========          ===========          ===========

------------------------------------------------------
                  FUND SUMMARY
------------------------------------------------------
Shares sold ..........................................       307,589          $ 2,450,421              246,948          $ 2,454,303
Shares redeemed ......................................      (621,254)          (5,138,330)            (160,937)          (1,657,884)
                                                         -----------          -----------          -----------          -----------
     Net (decrease) increase .........................      (313,665)         $(2,687,909)              86,011          $   796,419
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                   For the Periods Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ............................   $      9.63     $     10.54     $     13.99     $     13.05

      (Loss) income from investment operations
           Net investment loss ..................................         (0.09)          (0.17)          (0.16)          (0.06)
           Net realized and unrealized (loss) gain on investments         (2.73)          (0.74)          (3.29)           1.00
                                                                    -----------     -----------     -----------     -----------

               Total from investment operations .................         (2.82)          (0.91)          (3.45)           0.94
                                                                    -----------     -----------     -----------      ----------

Net asset value, end of period ..................................   $      6.81     $      9.63     $     10.54      $    13.99
                                                                    ===========     ===========     ===========      ==========


Total return ....................................................        (29.28)%         (8.63)%        (24.66)%          7.20 %
                                                                    ===========     ===========     ===========      ==========


Ratios/supplemental data
      Net assets, end of period .................................   $   219,239     $   387,977     $   472,698      $  453,984
                                                                    ===========     ===========     ===========      ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          3.03 %          2.72 %          2.44 %          2.45 %(b)
           After expense reimbursements and waived fees .........          2.50 %          2.50 %          2.44 %          2.34 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ........         (1.60)%        (1.59)%         (1.45)%          (1.30)%(b)
           After expense reimbursements and waived fees .........         (1.08)%        (1.37)%         (1.45)%          (1.19)%(b)

      Portfolio turnover rate ...................................         51.53 %        49.97 %         74.25 %          50.40 %

(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.

(b) Annualized.
















                                                                                                                       (Continued)

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Years Ended March 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ....................    $      9.92    $     10.77    $     14.20    $     12.77    $     11.29

  (Loss) income from investment operations
       Net investment loss ............................          (0.03)         (0.06)         (0.08)         (0.04)          0.00
       Net realized and unrealized (loss) gain on investment     (2.82)         (0.79)         (3.35)          1.47           1.48

                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations ..........          (2.85)         (0.85)         (3.43)          1.43           1.48
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ..........................    $      7.07    $      9.92    $     10.77    $     14.20    $     12.77

                                                           ===========    ===========    ===========    ===========    ===========

Total return ..........................................         (28.73)%        (7.98)%       (24.08)%        11.20 %        13.11 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
    Net assets, end of year ...........................    $ 8,508,203    $14,322,067    $14,405,659    $16,737,026    $11,419,391
                                                           ===========    ===========    ===========    ===========    ===========

Ratio of expenses to average net assets
  Before expense reimbursements and waived fees........           2.29 %         1.97 %         1.68 %         1.68 %         2.08 %
  After expense reimbursements and waived fees.........           1.75 %         1.75 %         1.68 %         1.60 %         1.75 %

Ratio of net investment loss to average net assets
   Before expense reimbursements and waived fees.......          (0.85)%        (0.84)%        (0.69)%        (0.45)%        (0.35)%
   After expense reimbursements and waived fees........          (0.31)%        (0.62)%        (0.69)%        (0.37)%        (0.01)%

      Portfolio turnover rate .........................          51.53 %        49.97 %        74.25 %        50.40 %        31.11 %










                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                        INVESTOR CLASS SHARES

                                                    For the Years Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $      9.70    $     10.58    $     14.02    $     12.67    $     11.26

  (Loss) income from investment operations
      Net investment loss ...............................        (0.09)         (0.13)         (0.18)         (0.10)         (0.04)
      Net realized and unrealized (loss) gain on investment      (2.73)         (0.75)         (3.26)          1.45           1.45
                                                           -----------    -----------    -----------    -----------    -----------

      Total from investment operations ..................        (2.82)         (0.88)         (3.44)          1.35           1.41
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $      6.88    $      9.70    $     10.58    $     14.02    $     12.67

                                                           ===========    ===========    ===========    ===========    ===========

Total return (a) ........................................       (29.07)%        (8.40)%       (24.47)%        10.66 %        12.52 %
                                                           ===========    ===========    ===========    ===========    ===========


Ratios/supplemental data
      Net assets, end of year ...........................  $   706,362    $ 1,626,087    $ 1,946,741    $ 4,642,922    $ 2,539,131
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          2.79 %         2.47 %         2.14 %         2.15 %         2.56 %
           After expense reimbursements and waived fees           2.25 %         2.25 %         2.14 %         2.10 %         2.25 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.36)%        (1.34)%        (1.13)%        (0.93)%        (0.84)%
           After expense reimbursements and waived fees          (0.83)%        (1.12)%        (1.13)%        (0.88)%        (0.53)%

      Portfolio turnover rate ...........................        51.53 %        49.97 %        74.25 %        50.40 %        31.11 %

(a) Total return does not reflect payment of sales charge.










                                                                                     See accompanying notes to financial statements

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. On March 15, 1999, The Board of Trustees of the Trust (the "Trustees") approved a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

          Each class of shares has equal rights as to the assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $4,087,264, of which $38,052 expires in the year 2007, $364,438 expires in the year 2008, $1,203,981 expires in the year 2010, and $2,480,793 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.






                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $43,739 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

          C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

          The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.50% of the average daily net assets of the Fund's Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $63,991 ($0.04 per share) for the year ended March 31, 2003.







                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services and $750 for each additional class of shares, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2003, the Distributor retained sales charges in the amount of $4.

          Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

          The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

          The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares and Class C Shares in the Fund or support servicing of Investor Class Share and Class C Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $5,541 of such expenses for the Investor Class Shares and $2,059 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2003.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

          All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.

                                                                     (Continued)

                                WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $5,755,205 and $8,056,560, respectively, for the year ended March 31, 2003.














































                                                                     (Continued)

                                 WST GROWTH FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the WST Growth Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------


                                                                                                                         (Continued)

                                                  WST GROWTH FUND

                                              ADDITIONAL INFORMATION

                                                  March 31, 2003
                                                    (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

                                                                                                                         (Continued)

                                                  WST GROWTH FUND

                                              ADDITIONAL INFORMATION

                                                  March 31, 2003
                                                    (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of the WST Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

                    (This page was intentionally left blank)

________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























               This Report has been prepared for shareholders and
                may be distributed to others only if preceded or
                      accompanied by a current prospectus.

________________________________________________________________________________

                         Wilbanks Smith & Thomas [Logo]

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II


                           INSTITUTIONAL CLASS SHARES


                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2003


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                                                   ANNUAL REPORT
                      WST GROWTH FUND INSTITUTIONAL SHARES
________________________________________________________________________________
                                  WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC
________________________________________________________________________________
                                                                   April 7, 2003

"Buy when everyone else is selling and hold until everyone else is buying. This is not merely a catchy slogan. It is the very essence of successful investment."
                                                                    J.Paul Getty

"There is no worse mistake in public leadership than to hold out false hopes soon to be swept away."
                                                               Winston Churchill

"Confront the brutal facts, but never lose faith."
                                                         Admiral James Stockdale

As we write this letter the war in Iraq is underway, and the investment markets continue to careen between euphoria and despondency as snippets of news are relayed from the battlefield. The media coverage from "embedded" journalists beaming us up-to-the-minute reports on every aspect of the campaign is overwhelming. Simply processing all of the information is challenging and attempting to integrate the daily highs and lows of the military action into a meaningful investment strategy is fruitless. Clearly the short war and easy victory expected by some did not materialize, but we all remain confident that the ultimate outcome will be a coalition victory.

Unfortunately the end of the military campaign, when it comes, will signal the beginning of another phase, one perhaps as challenging as the war itself. The rebuilding of Iraq and the incubation and development of a U.S.- friendly regime present huge logistical and diplomatic challenges to a coalition still struggling to establish itself politically. On the home front the cost and distraction of the war threaten an already fragile economy.

Still, in spite of these hurdles there are many reasons for optimism. To date U.S. casualties have been modest and there have been no chemical or biological attacks on our troops. Despite the media insinuation to the contrary our armed forces have made tremendous progress in the first weeks of the war, and have done so while protecting most of Iraq's oilfields. The significance of our ability to use measured force will become evident when rebuilding time comes. Oil dollars will rebuild Iraq, and by sparing non-military targets we leave the door open for friendly diplomatic relations at some point. No less encouraging is the passing of another three months without a terrorist attack in the United States. Tom Ridge has indicated that the question is when, not if, we will suffer another attack, but we seem to be making steady progress in our efforts to contain terror and capture terrorists.

From an investment perspective little has been resolved over the past year. The war, anticipated for many months, is underway, but the range of unknowns is as vast as ever. As we have outlined in previous letters our responsibility is to position the Fund to reflect both the risks and opportunities in the markets. Recent conversations with professional investors and consultants lead us to the conclusion that there are three schools of thought among investors. One group sees the stock market as the buying opportunity of a lifetime now. They recognize that when sentiment is worst stocks are actually most attractive. Another group sees Iraq as the straw that will break the camel's back, and their inclination is to completely eliminate their stock market exposure until the situation in the Middle East clarifies itself. Finally there are those whose market view is balanced between faith in our nation's strength and resilience and concern about the various geopolitical and economic forces weighing on stocks in the short term. We are in the latter group, and in this letter we seek to explain the logic behind our position and its strategic implications for the Fund.

                              The Stockdale Paradox
                              ---------------------

In seeking a framework for our communication with clients at this difficult juncture we came across an idea known as the Stockdale Paradox. Jim Stockdale was the ranking U.S. military officer at the "Hanoi Hilton" prisoner of war camp in Vietnam. For eight years he lived in wretched conditions that included torture, humiliation, and complete uncertainty about his future. Ultimately he survived and was awarded the Congressional Medal of Honor. Most of the other prisoners in the Hanoi Hilton survived as well. To a man they credited Stockdale's leadership with pulling them through the experience. Jim Stockdale knows how to deal with adversity.

In his book Good To Great; Why Some Companies Make the Leap and Others Don't, Jim Collins includes an interview with Admiral Stockdale that explains the Stockdale Paradox and its application to the world of business. Simply stated, the Stockdale Paradox involves the apparent inconsistency between unflagging faith in a system or plan and recognition of the brutal facts of one's current reality. Interestingly it was not just the pessimists who gave up and died during their imprisonment in Hanoi, it was the optimists too, according to Stockdale. Unable to accept and cope with the constant disappointment of their hopes for a quick release, the optimists eventually became heart broken. They were not able to deal with the reality of their imprisonment and they gave up.

How does a prisoner of war analogy relate to investing? In Good to Great Collins applies the Paradox to his assessment of individual companies by arguing that great ones are able to find a balance between consistent adherence to a long term strategy and flexible responsiveness to ever-changing business conditions.

As we discuss in detail below there are many reasons for optimism as we assess the economy and markets, and our positive outlook for U.S. large cap equities remains the foundation of our strategy. We also have a number of short-term concerns that our current tactics address.

                    Reasons for Optimism: What Can Go Right?
                    ----------------------------------------

In Iraq there was positive news during the early days of the war as two major concerns were alleviated, at least temporarily. Many predicted that as soon as the war began we would experience a series of retaliatory terrorist attacks. The risk that Saddam's forces would destroy Iraq's oil infrastructure was another major worry for coalition leaders. Neither has occurred so far, and while the terrorist threat will linger we are close to securing the majority of the oilfields. Hopefully, our 18-month war on terror and the Al Qaeda global network has reduced the probability of further attacks on U.S. soil and abroad.

The most direct and significant result of the war in Iraq is the price of oil. In the weeks leading up to the war oil prices rose to almost $40 per barrel, a level that, if sustained, would have a huge negative impact on the U.S. and global economies. The following chart shows the extent to which oil prices have responded to war news.

[Line Graph included here]:

                           CRUDE OIL (U.S. $/Barrel)

                       May 2002 to April 4, 2003 (28.62)


Source: Baseline; April 7, 2003

Fortunately, the quick capture of Iraq's southern oil fields with little damage and the growing possibility of similar action in the North has calmed the energy markets, resulting in oil prices declining from $37 to the $30^1 level. This development is very positive and further declines would be bullish for the economy and stocks.

From a political perspective the key to U.S. success will be the installation of a new regime in Iraq that is friendly to our interests. If we can achieve this goal, and use that success as a base or springboard for a Middle East peace plan, or at least progress toward one, the investment markets should applaud. The most obvious wild cards that could give the markets an immediate boost would be the capture or elimination of Saddam Hussein, Osama Bin Laden, or both. In assessing the range of possible outcomes both of these events are possible and we believe either would drive the market much higher. So much of the malaise we feel now is the lingering effect of the problems these two men have caused the U.S. Our military and intelligence forces are working hard to root out these evil players, and an investment policy must acknowledge the possibility that their eventual demise could drive stocks much higher.

                         U.S. Economics: A Balancing Act
                         -------------------------------

Our year-end 2002 letter included a thorough review of the issues facing the U.S. economy. For now we appear to be on track for a normal, if somewhat anemic, recovery from the brief recession. Our ability to remain on course for a recovery in light of the war is in question and depends upon the duration and severity of the conflict.

Economic data from the past few weeks continues to be clouded by war uncertainties and February's bad weather. While oil prices have declined dramatically, (see above) and will decline more when the end of the war is in sight, gasoline prices will be slower to normalize. High gas prices are a tax on our entire economic system. Consumer confidence fell to a nine-year low in March, a trend and level not consistent with economic recovery.

On the positive side of the economic ledger are the monetary and fiscal policies discussed in our January letter. The 1.25%^2 Fed Funds rate is extremely accommodative, and while the Bush tax package is out of the headlines while the war takes center stage, we still expect significant relief once the final deal is ironed out.

One important issue now under discussion is the budget deficit. Slow economic growth and increased military spending for homeland security and the war in Iraq have eliminated the surplus we wrote of several years ago. It is important to keep the deficit, which is huge in absolute dollars, in perspective. Projections suggest that the annual deficit is running at a pace equal to about 2% of GDP, a very manageable level and modest in comparison with deficits in prior recessions. To the extent that a deficit is stimulative to the economy it may work in our favor in the short run.

Inflation, long the nemesis of government policy makers, remains in check despite the spike in energy prices. In fact, weak demand on both the consumer and corporate levels have sparked concern about deflation. We believe that stronger demand driven by better sentiment post war and inventory restocking will allow the U.S. to avoid the deflationary spiral suffered by Japan. Interestingly today's higher energy prices are positive in this regard. Much has been written about deflation being China's biggest export product. Higher energy prices raise their costs of production and transportation, resulting in higher prices for Chinese goods in foreign markets. That factor, and a weakening U.S. dollar, should mitigate some of the pricing pressure that Chinese goods have had on U.S. products.

                      Stock Market Analysis: A Waiting Game
                      -------------------------------------

The Stockdale Paradox requires "recognition of the brutal facts of one's current reality," so we move now to a review of stocks. The chart below shows that the stock market has been bouncing along the bottoms set during the sell-offs in July, October and early March. The Dow Jones Average hit 7600^3 on July 24,
2002, 7200^4 on October 10, 2002 and 7400^5 in early March 2003 before the recent rally in March up to 8500^6. It is clear that some investors find "value" in the market as it approaches 7000, and they provide support for the market at that level.
_______________________________________
^1 Baseline, April 1, 2003
^2 Baseline, April 1, 2003
^3 Baseline, April 1, 2003
^4 Baseline, April 1, 2003
^5 Baseline, April 1, 2003
^6 Baseline, April 1, 2003

This strong support gives us confidence in our long-term commitment to stocks. A study of mutual fund redemptions suggests that selling pressure is drying up with each market decline. The June-July 2002 sell-off was driven by an astounding $50 billion^7 of equity fund liquidations. The September-October 2002 low saw sales of approximately $18 billion^8 and investors sold only $10 billion^9 worth of equity funds during the February-March 2003 low. These figures suggest that most investors have finished selling, and the lack of sellers provides support for the market at current levels.

[Line Graph included here]:

                                DOW JONES (INDU)

                      May 2002 to April 4, 2003 (8,277.15)


Source: Baseline; April 7, 2003

Hedge funds and short sellers have had an increasing affect on the stock market recently. Hedge funds assets have grown dramatically and their ability to move the market will tend to amplify volatility. Short interest (stocks borrowed and sold to profit on a decline in prices) is at historic levels, and short covering will occur when sentiment shifts, accelerating the rally. Much of the early war rally was driven by hedge funds covering their short positions as the early war outlook was more positive than expected.

                    Equity Strategy: Buy The Biggest and Best
                    -----------------------------------------

Technology stocks held up relatively well during the first quarter posting a negligible loss of 0.5%^10 versus the decline of 3.2%^11 in the S&P 500 index. We added to our tech holdings in the fourth quarter of last year with the purchase of Cisco Systems and Hewlett Packard^12. Our strategy has been to stay with market leaders like Cisco Systems, which commands a substantial market share in computer routers and switches. The company's gross margins exceed 75%^13, and it's $21 billion^14 cash hoard gives it unlimited financial flexibility to cut prices and undermine competitor's strategies. Its recent purchase of wireless router manufacturer Linksys underlines Cisco System's ability to take advantage of the tough operating environment to strengthen its competitive position.

__________________________________
^7 AMG Data Services, August,2002 and July 12, 2002
^8 AMG Data Services, November 11, 2002 and October 4, 2002
^9 AMG Data Services, April 9, 2002 and March 8, 2002
^10 Baseline, April 1, 2003
^11 Baseline, April 1, 2003
^12 Holdings represent 2.5% and 2.6% of the Fund as of March 31, 2003, respectively
^13 Baseline, April 1, 2003
^14 Baseline, April 1, 2003

We continue to avoid certain sectors including telecommunications, utilities and basic materials, and industries like autos, airlines, forest products and steel. These are capital-intensive businesses with low profitability and slow growth. In many cases they are exposed to commodity prices, which can wreak havoc with even a well-run business model.

We have highlighted the improving financial condition of many U.S companies in previous letters and the Fund is populated with industry leaders such as AIG, Citigroup, Johnson and Johnson, Royal Dutch and Microsoft^15. As we outlined above it now appears that many of these companies' stocks are finding price levels where investors consider them "cheap" and are willing to buy them regardless of macro concerns.

                             Company Update - Merck
                             ----------------------

To a large extent the trading action in Merck^16 over the past year reflects the large cap market as a whole. The stock sank as low as $38 last July on concerns that the company would fail to meet 2003 earnings guidance. At that price the stock yielded almost 4% and offered a compelling alternative to fixed income securities such as a 2.5% five-year Treasury. The market was overly focused on the company's short-term challenges and briefly ignored the overall quality of the company and its business model. During the fall Merck announced that the company would exceed most analysts' earnings targets due to better sales of new products and the stock has since rallied to $57. The reality is that the fundamental story at Merck barely changed throughout that period. It was and remains one of the world's preeminent R&D companies with a very solid product portfolio and excellent long-term prospects. Regardless of global politics, we believe Merck will continue to thrive.

Market volatility and war news masks the underlying improvement in many companies' fundamentals over the last year, but we remain bullish on the prospects for the companies owned in the Fund. We remain pleased with the underlying performance of the Fund's current holdings and are willing to wait patiently for more favorable market conditions.

                           Summary: Remaining Faithful
                           ---------------------------

As we pass the three-year anniversary of the beginning of the bear market we hear from a few investors who are tempted to abandon their long-term financial plans. Some are exasperated and have given up on stocks, while some hope to make a quick profit by betting on a post war rally. Both impulses are understandable.

Still, the strategic plan and the discipline to adhere to it is the foundation of investment success. It is crucial to be realistic about the current market situation. The key is to make changes strategically rather than basing decisions on a short-term outlook that changes with each day's news. As Collins explains in Good To Great, successful people are "able to strip away so much noise and clutter and focus on the few things that have the greatest impact. They (are) able to do so in large part because they operate from both sides of the Stockdale Paradox, (unflagging faith in their plan, recognition of current reality) never letting one side overshadow the other . . . (They) dramatically increase the odds of making a series of good decisions and ultimately discover a simple concept for making the really big choices." We look forward to keeping you apprised of any changes in our views and welcome any questions or comments you may have.

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Lawrence A. Bernert, III
T. Carl Turnage
D.J. Kyle Elliott
Mark R. Warden




__________________________________
^15 Holdings represent 3.3%, 3.3%, 3.9% and 3.8% of the Fund as of March 31,
    2003, respectively
^16 Holdings represent 3.1% of the Fund as of March 31, 2003

________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

This annual report was distributed to shareholders on or about May 27, 2003.

                                 WST GROWTH FUND
                           Institutional Class Shares

                          Performance Update - $25,000
                    Investment For the period from September
                            30, 1997 (Date of Initial
                      Public Investment) to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                                  WST Growth
                              Fund Institutional          S&P 500 Total
                                 Class Shares             Return Index
--------------------------------------------------------------------------------
      9/30/1997                      25,000                  25,000
     12/31/1997                      25,502                  25,718
      3/31/1998                      28,179                  29,306
      6/30/1998                      28,453                  30,273
      9/30/1998                      24,759                  27,262
     12/31/1998                      30,575                  33,068
      3/31/1999                      31,873                  34,715
      6/30/1999                      33,670                  37,162
      9/30/1999                      30,675                  34,842
     12/31/1999                      34,893                  40,026
      3/31/2000                      35,442                  40,944
      6/30/2000                      34,444                  39,856
      9/30/2000                      32,422                  39,470
     12/31/2000                      30,151                  36,382
      3/31/2001                      26,906                  32,069
      6/30/2001                      27,006                  33,945
      9/30/2001                      22,538                  28,963
     12/31/2001                      25,159                  32,057
      3/31/2002                      24,759                  32,146
      6/30/2002                      21,340                  27,839
      9/30/2002                      17,846                  23,029
     12/31/2002                      18,470                  24,973
      3/31/2003                      17,646                  24,186





     This graph depicts the performance of the WST Growth Fund (the "Fund") Institutional Class Shares versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns
        ---------------- --------------- -----------------------------
            One Year       Three Years      Since 9/30/97 (Date of
                                           Initial Public Investment)
        ---------------- --------------- -----------------------------
            (28.73)%         (8.94)%                (6.14)%
       ----------------- --------------- -----------------------------

>>   The graph assumes an initial $25,000 investment at September 30, 1997 (date
     of  initial  public  investment).   All  dividends  and  distributions  are
     reinvested.

>> At March 31, 2003, the value of the Fund's Institutional Class Shares would have decreased to $17,646 - a cumulative total investment return of (29.42)% since September 30, 1997.

>> At March 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have decreased to $24,186 - a cumulative total investment return of (3.26)% since September 30, 1997.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 94.63%

  Aerospace & Defense - 4.17%
     Lockheed Martin Corporation ...............................................                     3,500              $   166,425
     Raytheon Company ..........................................................                     8,000                  226,960
                                                                                                                        -----------
                                                                                                                            393,385
                                                                                                                        -----------
  Beverages - 2.76%
     PepsiCo, Inc. .............................................................                     6,500                  260,000
                                                                                                                        -----------

  Brewery - 2.72%
     Anheuser-Busch Companies, Inc. ............................................                     5,500                  256,355
                                                                                                                        -----------

  Broadcast - Cable - 4.67%
  (a)Comcast Corporation .......................................................                    16,000                  439,840
                                                                                                                        -----------

  Computers - 2.47%
     Hewlett-Packard Company ...................................................                    15,000                  233,250
                                                                                                                        -----------

  Computer Software & Services - 5.92%
     Cisco Systems, Inc. .......................................................                    17,000                  219,300
     Microsoft Corporation .....................................................                    14,000                  338,940
                                                                                                                        -----------
                                                                                                                            558,240
                                                                                                                        -----------
  Electrical Equipment - 2.88%
     Emerson Electric Company ..................................................                     6,000                  272,100
                                                                                                                        -----------

  Electronics - 3.78%
     General Electric Company ..................................................                    14,000                  357,000
                                                                                                                        -----------

  Electronics - Semiconductor - 4.32%
     Intel Corporation .........................................................                    14,000                  227,920
     Texas Instruments Incorporated ............................................                    11,000                  180,070
                                                                                                                        -----------
                                                                                                                            407,990
                                                                                                                        -----------
  Entertainment - 2.32%
  (a)Viacom Inc. ...............................................................                     6,000                  219,120
                                                                                                                        -----------

  Environmental Control - 2.69%
     Waste Management, Inc. ....................................................                    12,000                  254,160
                                                                                                                        -----------

  Financial - Banks, Commercial - 2.01%
     State Street Corporation ..................................................                     6,000                  189,780
                                                                                                                        -----------

  Financial - Banks, Money Centers - 3.10%
     Citigroup Inc. ............................................................                     8,500                  292,825
                                                                                                                        -----------





                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

  Food - Miscellaneous - 4.54%
        Kellogg Company ........................................................                     8,000              $   245,200
        Kraft Foods Inc. .......................................................                     6,500                  183,300
                                                                                                                        -----------
                                                                                                                            428,500
                                                                                                                        -----------
  Insurance - Managed Care Services - 5.99%
        AFLAC INCORPORATED .....................................................                     7,000                  224,350
        Marsh & McLennan Companies, Inc. .......................................                     8,000                  341,040
                                                                                                                        -----------
                                                                                                                            565,390
                                                                                                                        -----------
  Insurance - Multiline - 3.15%
        American International Group, Inc. .....................................                     6,000                  296,700
                                                                                                                        -----------

  Machine - Construction & Mining - 2.61%
        Caterpillar Inc. .......................................................                     5,000                  246,000
                                                                                                                        -----------

  Medical Supplies - 5.65%
        HCA - The Healthcare Company ...........................................                     4,500                  186,120
        Johnson & Johnson ......................................................                     6,000                  347,220
                                                                                                                        -----------
                                                                                                                            533,340
                                                                                                                        -----------
  Oil & Gas - Equipment & Services - 2.42%
        Schlumberger Limited ...................................................                     6,000                  228,060
                                                                                                                        -----------

  Oil & Gas - Exploration - 3.70%
        Exxon Mobil Corporation ................................................                    10,000                  349,500
                                                                                                                        -----------

  Oil & Gas - International - 2.81%
        Royal Dutch Petroleum Company ..........................................                     6,500                  264,875
                                                                                                                        -----------

  Packaging & Containers - 3.13%
        Kimberly - Clark Corporation ...........................................                     6,500                  295,490
                                                                                                                        -----------

  Pharmaceuticals - 6.21%
        Merck & Co., Inc. ......................................................                     5,000                  273,900
        Pfizer Inc. ............................................................                    10,000                  311,600
                                                                                                                        -----------
                                                                                                                            585,500
                                                                                                                        -----------
  Publishing - Newspaper - 2.29%
        The New York Times Company .............................................                     5,000                  215,750
                                                                                                                        -----------

  Retail - Specialty Line - 6.09%
        The Home Depot, Inc. ...................................................                    13,500                  328,860
        RadioShack Corporation .................................................                    11,000                  245,190
                                                                                                                        -----------
                                                                                                                            574,050
                                                                                                                        -----------



                                                                                                                        (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Telecommunications - 2.23%
           Nokia Oyj - ADR .....................................................                    15,000              $   210,150
                                                                                                                        -----------

           Total Common Stocks (Cost $10,411,634) ..................................................                      8,927,350
                                                                                                                        -----------


INVESTMENT COMPANIES - 5.16%

     Evergreen Institutional US Government Class IN #436 ......................                     55,248                   55,248
     Evergreen Select Money Market Fund Class I Shares #495 ...................                    431,256                  431,256
                                                                                                                        -----------

           Total Investment Companies (Cost $486,504) .............................................                         486,504
                                                                                                                        -----------


Total Value of Investments (Cost $10,898,138 (b)) ..............................                     99.79 %            $ 9,413,854
Other Assets Less Liabilities ..................................................                      0.21 %                 19,950
                                                                                                  --------              -----------
      Net Assets ...............................................................                    100.00 %            $ 9,433,804
                                                                                                  ========              ===========





      (a)  Non-income producing investment

      (b)  Aggregate cost for federal income tax purposes is $10,954,137.
           Unrealized appreciation/(depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation ................................................................                     $   168,839
           Unrealized depreciation ................................................................                      (1,709,122)
                                                                                                                        -----------

                      Net unrealized depreciation .................................................                     $(1,540,283)
                                                                                                                        ===========




      The following acronym is used in this portfolio:

           ADR - American Depository Receipt







See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $10,898,138) ........................................................                 $ 9,413,854
      Income receivable ...............................................................................                      11,032
      Receivable for fund shares sold .................................................................                      35,848
      Prepaid expenses ................................................................................                       5,174
                                                                                                                        -----------

           Total assets ...............................................................................                   9,465,908
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ................................................................................                      30,366
      Other liabilities ...............................................................................                       1,738
                                                                                                                        -----------

           Total liabilities ..........................................................................                      32,104
                                                                                                                        -----------

NET ASSETS ............................................................................................                 $ 9,433,804
                                                                                                                        ===========


NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $15,530,904
      Accumulated net realized loss on investments ....................................................                  (4,612,816)
      Net unrealized depreciation on investments ......................................................                  (1,484,284)
                                                                                                                        -----------
                                                                                                                        $ 9,433,804
                                                                                                                        ===========

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($219,239 / 32,186 shares) .................................................................                 $      6.81
                                                                                                                        ===========

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($8,508,203 / 1,203,289 shares) ............................................................                 $      7.07
                                                                                                                        ===========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($706,362 / 102,739 shares) ................................................................                 $      6.88
                                                                                                                        ===========
      Maximum offering price per share (100 / 96.25 of $6.88) .........................................                 $      7.15
                                                                                                                        ===========
















See accompanying notes to financial statements

                                                        WST GROWTH FUND

                                                    STATEMENT OF OPERATIONS

                                                   Year ended March 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $   168,668
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                   87,857
           Fund administration fees (note 2) .............................................................                   20,500
           Distribution and service fees - Class C Shares (note 3) .......................................                    2,059
           Distribution and service fees - Investor Class Shares (note 3) ................................                    5,541
           Custody fees ..................................................................................                    1,143
           Registration and filing administration fees (note 2) ..........................................                    5,867
           Fund accounting fees (note 2) .................................................................                   46,171
           Audit fees ....................................................................................                   22,900
           Legal fees ....................................................................................                   14,657
           Securities pricing fees .......................................................................                    3,040
           Shareholder recordkeeping fees ................................................................                   30,000
           Other accounting fees (note 2) ................................................................                    4,076
           Shareholder servicing expenses ................................................................                    5,465
           Registration and filing expenses ..............................................................                    6,726
           Printing expenses .............................................................................                    4,520
           Amortization of deferred organization expenses (note 4) .......................................                    4,071
           Trustee fees and meeting expenses .............................................................                    4,335
           Other operating expenses ......................................................................                    7,470
                                                                                                                        -----------

               Total expenses ............................................................................                  276,398
                                                                                                                        -----------

                    Less investment advisory fees waived (note 2) ........................................                  (63,991)
                                                                                                                        -----------

               Net expenses ..............................................................................                  212,407
                                                                                                                        -----------

                    Net investment loss ..................................................................                  (43,739)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................               (1,961,244)
      Decrease in unrealized appreciation on investments .................................................               (2,209,435)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (4,170,679)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(4,214,418)
                                                                                                                        ===========








See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years Ended March 31,




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
     Operations
         Net investment loss ...........................................................          $   (43,739)          $  (112,648)
         Net realized loss from investment transactions ................................           (1,961,244)           (2,240,369)
         (Decrease) increase in unrealized appreciation on investments .................           (2,209,435)            1,067,631
                                                                                                  -----------           -----------

              Net decrease in net assets resulting from operations .....................           (4,214,418)           (1,285,386)
                                                                                                  -----------           -----------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a)           (2,687,909)              796,419
                                                                                                  -----------           -----------

                     Total decrease in net assets ......................................           (6,902,327)             (488,967)

NET ASSETS
     Beginning of year .................................................................           16,336,131            16,825,098
                                                                                                  -----------           -----------

     End of year .......................................................................          $ 9,433,804          $ 16,336,131
                                                                                                  ===========          ============



(a) A summary of capital share activity follows:

                                                       -----------------------------------------------------------------------------
                                                                       2003                                    2002

                                                            Shares                Value              Shares               Value

                                                       -----------------------------------------------------------------------------
------------------------------------------------------
                    CLASS C SHARES
------------------------------------------------------
Shares sold ..........................................             0          $         0                    0          $         0
Shares redeemed ......................................        (8,105)             (63,104)              (4,564)             (45,277)
                                                         -----------          -----------          -----------          -----------

     Net decrease ....................................        (8,105)         $   (63,104)              (4,564)         $   (45,277)
                                                         ===========          ===========          ===========          ===========
------------------------------------------------------
            INSTITUTIONAL CLASS SHARES
------------------------------------------------------
Shares sold ..........................................       291,252          $ 2,295,222              230,821          $ 2,286,349
Shares redeemed ......................................      (531,829)          (4,433,696)            (124,021)          (1,282,602)
                                                         -----------          -----------          -----------          -----------
     Net (decrease) increase .........................      (240,577)         $(2,138,474)             106,800          $ 1,003,747
                                                         ===========          ===========          ===========          ===========
------------------------------------------------------
              INVESTOR CLASS SHARES
------------------------------------------------------
Shares sold ..........................................        16,337          $   155,199               16,127          $   167,954
Shares redeemed ......................................       (81,320)            (641,530)             (32,352)            (330,005)
                                                         -----------          -----------          -----------          -----------
     Net decrease ....................................       (64,983)         $  (486,331)             (16,225)         $  (162,051)
                                                         ===========          ===========          ===========          ===========

------------------------------------------------------
                  FUND SUMMARY
------------------------------------------------------
Shares sold ..........................................       307,589          $ 2,450,421              246,948          $ 2,454,303
Shares redeemed ......................................      (621,254)          (5,138,330)            (160,937)          (1,657,884)
                                                         -----------          -----------          -----------          -----------
     Net (decrease) increase .........................      (313,665)         $(2,687,909)              86,011          $   796,419
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                   For the Periods Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ............................   $      9.63     $     10.54     $     13.99     $     13.05

      (Loss) income from investment operations
           Net investment loss ..................................         (0.09)          (0.17)          (0.16)          (0.06)
           Net realized and unrealized (loss) gain on investments         (2.73)          (0.74)          (3.29)           1.00
                                                                    -----------     -----------     -----------     -----------

               Total from investment operations .................         (2.82)          (0.91)          (3.45)           0.94
                                                                    -----------     -----------     -----------      ----------

Net asset value, end of period ..................................   $      6.81     $      9.63     $     10.54      $    13.99
                                                                    ===========     ===========     ===========      ==========


Total return ....................................................        (29.28)%         (8.63)%        (24.66)%          7.20 %
                                                                    ===========     ===========     ===========      ==========


Ratios/supplemental data
      Net assets, end of period .................................   $   219,239     $   387,977     $   472,698      $  453,984
                                                                    ===========     ===========     ===========      ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          3.03 %          2.72 %          2.44 %          2.45 %(b)
           After expense reimbursements and waived fees .........          2.50 %          2.50 %          2.44 %          2.34 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ........         (1.60)%        (1.59)%         (1.45)%          (1.30)%(b)
           After expense reimbursements and waived fees .........         (1.08)%        (1.37)%         (1.45)%          (1.19)%(b)

      Portfolio turnover rate ...................................         51.53 %        49.97 %         74.25 %          50.40 %

(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.

(b) Annualized.
















                                                                                                                       (Continued)

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Years Ended March 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ....................    $      9.92    $     10.77    $     14.20    $     12.77    $     11.29

  (Loss) income from investment operations
       Net investment loss ............................          (0.03)         (0.06)         (0.08)         (0.04)          0.00
       Net realized and unrealized (loss) gain on investment     (2.82)         (0.79)         (3.35)          1.47           1.48

                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations ..........          (2.85)         (0.85)         (3.43)          1.43           1.48
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ..........................    $      7.07    $      9.92    $     10.77    $     14.20    $     12.77

                                                           ===========    ===========    ===========    ===========    ===========

Total return ..........................................         (28.73)%        (7.98)%       (24.08)%        11.20 %        13.11 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
    Net assets, end of year ...........................    $ 8,508,203    $14,322,067    $14,405,659    $16,737,026    $11,419,391
                                                           ===========    ===========    ===========    ===========    ===========

Ratio of expenses to average net assets
  Before expense reimbursements and waived fees........           2.29 %         1.97 %         1.68 %         1.68 %         2.08 %
  After expense reimbursements and waived fees.........           1.75 %         1.75 %         1.68 %         1.60 %         1.75 %

Ratio of net investment loss to average net assets
   Before expense reimbursements and waived fees.......          (0.85)%        (0.84)%        (0.69)%        (0.45)%        (0.35)%
   After expense reimbursements and waived fees........          (0.31)%        (0.62)%        (0.69)%        (0.37)%        (0.01)%

      Portfolio turnover rate .........................          51.53 %        49.97 %        74.25 %        50.40 %        31.11 %









                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                        INVESTOR CLASS SHARES

                                                    For the Years Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $      9.70    $     10.58    $     14.02    $     12.67    $     11.26

  (Loss) income from investment operations
      Net investment loss ...............................        (0.09)         (0.13)         (0.18)         (0.10)         (0.04)
      Net realized and unrealized (loss) gain on investment      (2.73)         (0.75)         (3.26)          1.45           1.45
                                                           -----------    -----------    -----------    -----------    -----------

      Total from investment operations ..................        (2.82)         (0.88)         (3.44)          1.35           1.41
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $      6.88    $      9.70    $     10.58    $     14.02    $     12.67

                                                           ===========    ===========    ===========    ===========    ===========

Total return (a) ........................................       (29.07)%        (8.40)%       (24.47)%        10.66 %        12.52 %
                                                           ===========    ===========    ===========    ===========    ===========


Ratios/supplemental data
      Net assets, end of year ...........................  $   706,362    $ 1,626,087    $ 1,946,741    $ 4,642,922    $ 2,539,131
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          2.79 %         2.47 %         2.14 %         2.15 %         2.56 %
           After expense reimbursements and waived fees           2.25 %         2.25 %         2.14 %         2.10 %         2.25 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.36)%        (1.34)%        (1.13)%        (0.93)%        (0.84)%
           After expense reimbursements and waived fees          (0.83)%        (1.12)%        (1.13)%        (0.88)%        (0.53)%

      Portfolio turnover rate ...........................        51.53 %        49.97 %        74.25 %        50.40 %        31.11 %

(a) Total return does not reflect payment of sales charge.










                                                                                     See accompanying notes to financial statements

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. On March 15, 1999, The Board of Trustees of the Trust (the "Trustees") approved a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

          Each class of shares has equal rights as to the assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $4,087,264, of which $38,052 expires in the year 2007, $364,438 expires in the year 2008, $1,203,981 expires in the year 2010, and $2,480,793 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.






                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $43,739 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

          C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

          The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.50% of the average daily net assets of the Fund's Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $63,991 ($0.04 per share) for the year ended March 31, 2003.







                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services and $750 for each additional class of shares, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2003, the Distributor retained sales charges in the amount of $4.

          Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

          The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

          The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares and Class C Shares in the Fund or support servicing of Investor Class Share and Class C Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $5,541 of such expenses for the Investor Class Shares and $2,059 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2003.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

          All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.

                                                                     (Continued)

                                WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $5,755,205 and $8,056,560, respectively, for the year ended March 31, 2003.














































                                                                     (Continued)

                                 WST GROWTH FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the WST Growth Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of the WST Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

                    (This page was intentionally left blank)

________________________________________________________________________________

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________

                         Wilbanks Smith & Thomas [Logo]

                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II


                              INVESTOR CLASS SHARES


                                  ANNUAL REPORT

                        FOR THE YEAR ENDED MARCH 31, 2003


                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, LLC
                        150 West Main Street, Suite 1700
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-4365
                                 1-800-525-3863

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WST Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

                                                                   ANNUAL REPORT
                      WST GROWTH FUND INVESTOR CLASS SHARES
________________________________________________________________________________

                                  WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC
________________________________________________________________________________

                                                                   April 7, 2003

"Buy when everyone else is selling and hold until everyone else is buying. This is not merely a catchy slogan. It is the very essence of successful investment."
                                                                   J. Paul Getty

"There is no worse mistake in public leadership than to hold out false hopes soon to be swept away."
                                                               Winston Churchill

"Confront the brutal facts, but never lose faith."
                                                         Admiral James Stockdale

As we write this letter the war in Iraq is underway, and the investment markets continue to careen between euphoria and despondency as snippets of news are relayed from the battlefield. The media coverage from "embedded" journalists beaming us up-to-the-minute reports on every aspect of the campaign is overwhelming. Simply processing all of the information is challenging and attempting to integrate the daily highs and lows of the military action into a meaningful investment strategy is fruitless. Clearly the short war and easy victory expected by some did not materialize, but we all remain confident that the ultimate outcome will be a coalition victory.

Unfortunately the end of the military campaign, when it comes, will signal the beginning of another phase, one perhaps as challenging as the war itself. The rebuilding of Iraq and the incubation and development of a U.S.- friendly regime present huge logistical and diplomatic challenges to a coalition still struggling to establish itself politically. On the home front the cost and distraction of the war threaten an already fragile economy.

Still, in spite of these hurdles there are many reasons for optimism. To date U.S. casualties have been modest and there have been no chemical or biological attacks on our troops. Despite the media insinuation to the contrary our armed forces have made tremendous progress in the first weeks of the war, and have done so while protecting most of Iraq's oilfields. The significance of our ability to use measured force will become evident when rebuilding time comes. Oil dollars will rebuild Iraq, and by sparing non-military targets we leave the door open for friendly diplomatic relations at some point. No less encouraging is the passing of another three months without a terrorist attack in the United States. Tom Ridge has indicated that the question is when, not if, we will suffer another attack, but we seem to be making steady progress in our efforts to contain terror and capture terrorists.

From an investment perspective little has been resolved over the past year. The war, anticipated for many months, is underway, but the range of unknowns is as vast as ever. As we have outlined in previous letters our responsibility is to position the Fund to reflect both the risks and opportunities in the markets. Recent conversations with professional investors and consultants lead us to the conclusion that there are three schools of thought among investors. One group sees the stock market as the buying opportunity of a lifetime now. They recognize that when sentiment is worst stocks are actually most attractive. Another group sees Iraq as the straw that will break the camel's back, and their inclination is to completely eliminate their stock market exposure until the situation in the Middle East clarifies itself. Finally there are those whose market view is balanced between faith in our nation's strength and resilience and concern about the various geopolitical and economic forces weighing on stocks in the short term. We are in the latter group, and in this letter we seek to explain the logic behind our position and its strategic implications for the Fund.

                              The Stockdale Paradox
                              ---------------------

In seeking a framework for our communication with clients at this difficult juncture we came across an idea known as the Stockdale Paradox. Jim Stockdale was the ranking U.S. military officer at the "Hanoi Hilton" prisoner of war camp in Vietnam. For eight years he lived in wretched conditions that included torture, humiliation, and complete uncertainty about his future. Ultimately he survived and was awarded the Congressional Medal of Honor. Most of the other prisoners in the Hanoi Hilton survived as well. To a man they credited Stockdale's leadership with pulling them through the experience. Jim Stockdale knows how to deal with adversity.

In his book Good To Great; Why Some Companies Make the Leap and Others Don't, Jim Collins includes an interview with Admiral Stockdale that explains the Stockdale Paradox and its application to the world of business. Simply stated, the Stockdale Paradox involves the apparent inconsistency between unflagging faith in a system or plan and recognition of the brutal facts of one's current reality. Interestingly it was not just the pessimists who gave up and died during their imprisonment in Hanoi, it was the optimists too, according to Stockdale. Unable to accept and cope with the constant disappointment of their hopes for a quick release, the optimists eventually became heart broken. They were not able to deal with the reality of their imprisonment and they gave up.

How does a prisoner of war analogy relate to investing? In Good to Great Collins applies the Paradox to his assessment of individual companies by arguing that great ones are able to find a balance between consistent adherence to a long term strategy and flexible responsiveness to ever-changing business conditions.

As we discuss in detail below there are many reasons for optimism as we assess the economy and markets, and our positive outlook for U.S. large cap equities remains the foundation of our strategy. We also have a number of short-term concerns that our current tactics address.

                    Reasons for Optimism: What Can Go Right?
                    ----------------------------------------

In Iraq there was positive news during the early days of the war as two major concerns were alleviated, at least temporarily. Many predicted that as soon as the war began we would experience a series of retaliatory terrorist attacks. The risk that Saddam's forces would destroy Iraq's oil infrastructure was another major worry for coalition leaders. Neither has occurred so far, and while the terrorist threat will linger we are close to securing the majority of the oilfields. Hopefully, our 18-month war on terror and the Al Qaeda global network has reduced the probability of further attacks on U.S. soil and abroad.

The most direct and significant result of the war in Iraq is the price of oil. In the weeks leading up to the war oil prices rose to almost $40 per barrel, a level that, if sustained, would have a huge negative impact on the U.S. and global economies. The following chart shows the extent to which oil prices have responded to war news.

[Line Graph included here]:

                           CRUDE OIL (U.S. $/Barrel)

                       May 2002 to April 4, 2003 (28.62)


Source: Baseline; April 7, 2003

Fortunately, the quick capture of Iraq's southern oil fields with little damage and the growing possibility of similar action in the North has calmed the energy markets, resulting in oil prices declining from $37 to the $30^1 level. This development is very positive and further declines would be bullish for the economy and stocks.

From a political perspective the key to U.S. success will be the installation of a new regime in Iraq that is friendly to our interests. If we can achieve this goal, and use that success as a base or springboard for a Middle East peace plan, or at least progress toward one, the investment markets should applaud. The most obvious wild cards that could give the markets an immediate boost would be the capture or elimination of Saddam Hussein, Osama Bin Laden, or both. In assessing the range of possible outcomes both of these events are possible and we believe either would drive the market much higher. So much of the malaise we feel now is the lingering effect of the problems these two men have caused the U.S. Our military and intelligence forces are working hard to root out these evil players, and an investment policy must acknowledge the possibility that their eventual demise could drive stocks much higher.

                         U.S. Economics: A Balancing Act
                         -------------------------------

Our year-end 2002 letter included a thorough review of the issues facing the U.S. economy. For now we appear to be on track for a normal, if somewhat anemic, recovery from the brief recession. Our ability to remain on course for a recovery in light of the war is in question and depends upon the duration and severity of the conflict.

Economic data from the past few weeks continues to be clouded by war uncertainties and February's bad weather. While oil prices have declined dramatically, (see above) and will decline more when the end of the war is in sight, gasoline prices will be slower to normalize. High gas prices are a tax on our entire economic system. Consumer confidence fell to a nine-year low in March, a trend and level not consistent with economic recovery.

On the positive side of the economic ledger are the monetary and fiscal policies discussed in our January letter. The 1.25%^2 Fed Funds rate is extremely accommodative, and while the Bush tax package is out of the headlines while the war takes center stage, we still expect significant relief once the final deal is ironed out.

One important issue now under discussion is the budget deficit. Slow economic growth and increased military spending for homeland security and the war in Iraq have eliminated the surplus we wrote of several years ago. It is important to keep the deficit, which is huge in absolute dollars, in perspective. Projections suggest that the annual deficit is running at a pace equal to about 2% of GDP, a very manageable level and modest in comparison with deficits in prior recessions. To the extent that a deficit is stimulative to the economy it may work in our favor in the short run.

Inflation, long the nemesis of government policy makers, remains in check despite the spike in energy prices. In fact, weak demand on both the consumer and corporate levels have sparked concern about deflation. We believe that stronger demand driven by better sentiment post war and inventory restocking will allow the U.S. to avoid the deflationary spiral suffered by Japan. Interestingly today's higher energy prices are positive in this regard. Much has been written about deflation being China's biggest export product. Higher energy prices raise their costs of production and transportation, resulting in higher prices for Chinese goods in foreign markets. That factor, and a weakening U.S. dollar, should mitigate some of the pricing pressure that Chinese goods have had on U.S. products.

                      Stock Market Analysis: A Waiting Game
                      -------------------------------------

The Stockdale Paradox requires "recognition of the brutal facts of one's current reality," so we move now to a review of stocks. The chart below shows that the stock market has been bouncing along the bottoms set during the sell-offs in July, October and early March. The Dow Jones Average hit 7600^3 on July 24,
2002, 7200^4 on October 10, 2002 and 7400^5 in early March 2003 before the recent rally in March up to 8500^6. It is clear that some investors find "value" in the market as it approaches 7000, and they provide support for the market at that level.

_________________________________
^1 Baseline, April 1, 2003
^2 Baseline, April 1, 2003
^3 Baseline, April 1, 2003
^4 Baseline, April 1, 2003
^5 Baseline, April 1, 2003
^6 Baseline, April 1, 2003

This strong support gives us confidence in our long-term commitment to stocks. A study of mutual fund redemptions suggests that selling pressure is drying up with each market decline. The June-July 2002 sell-off was driven by an astounding $50 billion^7 of equity fund liquidations. The September-October 2002 low saw sales of approximately $18 billion^8 and investors sold only $10 billion^9 worth of equity funds during the February-March 2003 low. These figures suggest that most investors have finished selling, and the lack of sellers provides support for the market at current levels.

[Line Graph included here]:

                                DOW JONES (INDU)

                      May 2002 to April 4, 2003 (8,277.15)


Source: Baseline; April 7, 2003

Hedge funds and short sellers have had an increasing affect on the stock market recently. Hedge funds assets have grown dramatically and their ability to move the market will tend to amplify volatility. Short interest (stocks borrowed and sold to profit on a decline in prices) is at historic levels, and short covering will occur when sentiment shifts, accelerating the rally. Much of the early war rally was driven by hedge funds covering their short positions as the early war outlook was more positive than expected.

                    Equity Strategy: Buy The Biggest and Best
                    -----------------------------------------

Technology stocks held up relatively well during the first quarter posting a negligible loss of 0.5%^10 versus the decline of 3.2%^11 in the S&P 500 index. We added to our tech holdings in the fourth quarter of last year with the purchase of Cisco Systems and Hewlett Packard^12. Our strategy has been to stay with market leaders like Cisco Systems, which commands a substantial market share in computer routers and switches. The company's gross margins exceed 75%^13, and it's $21 billion^14 cash hoard gives it unlimited financial flexibility to cut prices and undermine competitor's strategies. Its recent purchase of wireless router manufacturer Linksys underlines Cisco System's ability to take advantage of the tough operating environment to strengthen its competitive position.

____________________________
^7 AMG Data Services, August, 2002 and  July  12,  2002
^8 AMG Data Services, November 11, 2002 and October 4, 2002
^9 AMG Data Services, April 9, 2002 and March 8, 2002
^10 Baseline, April 1, 2003
^11 Baseline, April 1, 2003
^12 Holdings represent  2.5%  and  2.6% of the Fund as of March  31,  2003,
    respectively
^13 Baseline, April 1, 2003
^14 Baseline, April 1, 2003

We continue to avoid certain sectors including telecommunications, utilities and basic materials, and industries like autos, airlines, forest products and steel. These are capital-intensive businesses with low profitability and slow growth. In many cases they are exposed to commodity prices, which can wreak havoc with even a well-run business model.

We have highlighted the improving financial condition of many U.S companies in previous letters and the Fund is populated with industry leaders such as AIG, Citigroup, Johnson and Johnson, Royal Dutch and Microsoft^15. As we outlined above it now appears that many of these companies' stocks are finding price levels where investors consider them "cheap" and are willing to buy them regardless of macro concerns.

                             Company Update - Merck
                             ----------------------

To a large extent the trading action in Merck^16 over the past year reflects the large cap market as a whole. The stock sank as low as $38 last July on concerns that the company would fail to meet 2003 earnings guidance. At that price the stock yielded almost 4% and offered a compelling alternative to fixed income securities such as a 2.5% five-year Treasury. The market was overly focused on the company's short-term challenges and briefly ignored the overall quality of the company and its business model. During the fall Merck announced that the company would exceed most analysts' earnings targets due to better sales of new products and the stock has since rallied to $57. The reality is that the fundamental story at Merck barely changed throughout that period. It was and remains one of the world's preeminent R&D companies with a very solid product portfolio and excellent long-term prospects. Regardless of global politics, we believe Merck will continue to thrive.

Market volatility and war news masks the underlying improvement in many companies' fundamentals over the last year, but we remain bullish on the prospects for the companies owned in the Fund. We remain pleased with the underlying performance of the Fund's current holdings and are willing to wait patiently for more favorable market conditions.

                          Summary: Remaining Faithful
                          ---------------------------

As we pass the three-year anniversary of the beginning of the bear market we hear from a few investors who are tempted to abandon their long-term financial plans. Some are exasperated and have given up on stocks, while some hope to make a quick profit by betting on a post war rally. Both impulses are understandable.

Still, the strategic plan and the discipline to adhere to it is the foundation of investment success. It is crucial to be realistic about the current market situation. The key is to make changes strategically rather than basing decisions on a short-term outlook that changes with each day's news. As Collins explains in Good To Great, successful people are "able to strip away so much noise and clutter and focus on the few things that have the greatest impact. They (are) able to do so in large part because they operate from both sides of the Stockdale Paradox, (unflagging faith in their plan, recognition of current reality) never letting one side overshadow the other . . . (They) dramatically increase the odds of making a series of good decisions and ultimately discover a simple concept for making the really big choices." We look forward to keeping you apprised of any changes in our views and welcome any questions or comments you may have.

Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Lawrence A. Bernert, III
T. Carl Turnage
D.J. Kyle Elliott
Mark R. Warden



________________________________


^15 Holdings represent 3.3%, 3.3%,  3.9%,  3.0% and 3.8% of the Fund as of
    March 31,  2003,  respectively
^16 Holdings represent 3.1% of the Fund as of March 31, 2003

________________________________________________________________________________
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
________________________________________________________________________________

This annual report was distributed to shareholders on or about May 27, 2003.

                                 WST GROWTH FUND
                              Investor Class Shares

                     Performance Update - $10,000 Investment
              For the period from October 3, 1997 (Date of Initial
                      Public Investment) to March 31, 2003

[Line Graph Here]

--------------------------------------------------------------------------------
                             WST Growth Fund                 S&P 500 Total
                          Investor Class Shares              Return Index
----------------------------------------------------------------------------
      10/3/1997                 9,625                           10,000
     12/31/1997                 9,607                           10,096
      3/31/1998                10,606                           11,505
      6/30/1998                10,701                           11,885
      9/30/1998                 9,297                           10,702
     12/31/1998                11,463                           12,982
      3/31/1999                11,934                           13,629
      6/30/1999                12,593                           14,589
      9/30/1999                11,454                           13,678
     12/31/1999                13,017                           15,713
      3/31/2000                13,206                           16,074
      6/30/2000                12,819                           15,647
      9/30/2000                12,056                           15,495
     12/31/2000                11,190                           14,283
      3/31/2001                 9,975                           12,590
      6/30/2001                 9,994                           13,326
      9/30/2001                 8,336                           11,370
     12/31/2001                 9,297                           12,585
      3/31/2002                 9,136                           12,620
      6/30/2002                 7,856                           10,929
      9/30/2002                 6,565                            9,041
     12/31/2002                 6,782                            9,804
      3/31/2003                 6,480                            9,495



This graph depicts the performance of the WST Growth Fund (the "Fund") Investor Class Shares versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

---------------------------- ---------- ------------ --------------------------
                              One Year   Five Years    Since 10/3/97 (Date of
                                                     Initial Public Investment)
---------------------------- ---------- ------------ --------------------------
       No Sales Load          (29.07)%     (9.38)%            (6.95)%
---------------------------- ---------- ------------ --------------------------
  3.75% Maximum Sales Load    (31.73)%    (10.07)%            (7.59)%
---------------------------- ---------- ------------ --------------------------



>>   The graph  assumes an initial  $10,000  investment  ($9,625 after a maximum
     sales  load  of  3.75%)  at  October  3,  1997  (date  of  initial   public
     investment). All dividends and distributions are reinvested.

>> At March 31, 2003, the value of the Fund's Investor Class Shares would have decreased to $6,480 - a cumulative total investment return of (35.20)% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the Fund's Investor Class Shares would have decreased to $6,733 - a cumulative total investment return of (32.67)% since October 3, 1997.

>> At March 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have decreased to $9,495 - a cumulative total investment return of (5.05)% since October 3, 1997.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 94.63%

  Aerospace & Defense - 4.17%
     Lockheed Martin Corporation ...............................................                     3,500              $   166,425
     Raytheon Company ..........................................................                     8,000                  226,960
                                                                                                                        -----------
                                                                                                                            393,385
                                                                                                                        -----------
  Beverages - 2.76%
     PepsiCo, Inc. .............................................................                     6,500                  260,000
                                                                                                                        -----------

  Brewery - 2.72%
     Anheuser-Busch Companies, Inc. ............................................                     5,500                  256,355
                                                                                                                        -----------

  Broadcast - Cable - 4.67%
  (a)Comcast Corporation .......................................................                    16,000                  439,840
                                                                                                                        -----------

  Computers - 2.47%
     Hewlett-Packard Company ...................................................                    15,000                  233,250
                                                                                                                        -----------

  Computer Software & Services - 5.92%
     Cisco Systems, Inc. .......................................................                    17,000                  219,300
     Microsoft Corporation .....................................................                    14,000                  338,940
                                                                                                                        -----------
                                                                                                                            558,240
                                                                                                                        -----------
  Electrical Equipment - 2.88%
     Emerson Electric Company ..................................................                     6,000                  272,100
                                                                                                                        -----------

  Electronics - 3.78%
     General Electric Company ..................................................                    14,000                  357,000
                                                                                                                        -----------

  Electronics - Semiconductor - 4.32%
     Intel Corporation .........................................................                    14,000                  227,920
     Texas Instruments Incorporated ............................................                    11,000                  180,070
                                                                                                                        -----------
                                                                                                                            407,990
                                                                                                                        -----------
  Entertainment - 2.32%
  (a)Viacom Inc. ...............................................................                     6,000                  219,120
                                                                                                                        -----------

  Environmental Control - 2.69%
     Waste Management, Inc. ....................................................                    12,000                  254,160
                                                                                                                        -----------

  Financial - Banks, Commercial - 2.01%
     State Street Corporation ..................................................                     6,000                  189,780
                                                                                                                        -----------

  Financial - Banks, Money Centers - 3.10%
     Citigroup Inc. ............................................................                     8,500                  292,825
                                                                                                                        -----------





                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

  Food - Miscellaneous - 4.54%
        Kellogg Company ........................................................                     8,000              $   245,200
        Kraft Foods Inc. .......................................................                     6,500                  183,300
                                                                                                                        -----------
                                                                                                                            428,500
                                                                                                                        -----------
  Insurance - Managed Care Services - 5.99%
        AFLAC INCORPORATED .....................................................                     7,000                  224,350
        Marsh & McLennan Companies, Inc. .......................................                     8,000                  341,040
                                                                                                                        -----------
                                                                                                                            565,390
                                                                                                                        -----------
  Insurance - Multiline - 3.15%
        American International Group, Inc. .....................................                     6,000                  296,700
                                                                                                                        -----------

  Machine - Construction & Mining - 2.61%
        Caterpillar Inc. .......................................................                     5,000                  246,000
                                                                                                                        -----------

  Medical Supplies - 5.65%
        HCA - The Healthcare Company ...........................................                     4,500                  186,120
        Johnson & Johnson ......................................................                     6,000                  347,220
                                                                                                                        -----------
                                                                                                                            533,340
                                                                                                                        -----------
  Oil & Gas - Equipment & Services - 2.42%
        Schlumberger Limited ...................................................                     6,000                  228,060
                                                                                                                        -----------

  Oil & Gas - Exploration - 3.70%
        Exxon Mobil Corporation ................................................                    10,000                  349,500
                                                                                                                        -----------

  Oil & Gas - International - 2.81%
        Royal Dutch Petroleum Company ..........................................                     6,500                  264,875
                                                                                                                        -----------

  Packaging & Containers - 3.13%
        Kimberly - Clark Corporation ...........................................                     6,500                  295,490
                                                                                                                        -----------

  Pharmaceuticals - 6.21%
        Merck & Co., Inc. ......................................................                     5,000                  273,900
        Pfizer Inc. ............................................................                    10,000                  311,600
                                                                                                                        -----------
                                                                                                                            585,500
                                                                                                                        -----------
  Publishing - Newspaper - 2.29%
        The New York Times Company .............................................                     5,000                  215,750
                                                                                                                        -----------

  Retail - Specialty Line - 6.09%
        The Home Depot, Inc. ...................................................                    13,500                  328,860
        RadioShack Corporation .................................................                    11,000                  245,190
                                                                                                                        -----------
                                                                                                                            574,050
                                                                                                                        -----------



                                                                                                                        (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

   Telecommunications - 2.23%
           Nokia Oyj - ADR .....................................................                    15,000              $   210,150
                                                                                                                        -----------

           Total Common Stocks (Cost $10,411,634) ..................................................                      8,927,350
                                                                                                                        -----------


INVESTMENT COMPANIES - 5.16%

     Evergreen Institutional US Government Class IN #436 ......................                     55,248                   55,248
     Evergreen Select Money Market Fund Class I Shares #495 ...................                    431,256                  431,256
                                                                                                                        -----------

           Total Investment Companies (Cost $486,504) .............................................                         486,504
                                                                                                                        -----------


Total Value of Investments (Cost $10,898,138 (b)) ..............................                     99.79 %            $ 9,413,854
Other Assets Less Liabilities ..................................................                      0.21 %                 19,950
                                                                                                  --------              -----------
      Net Assets ...............................................................                    100.00 %            $ 9,433,804
                                                                                                  ========              ===========





      (a)  Non-income producing investment

      (b)  Aggregate cost for federal income tax purposes is $10,954,137.
           Unrealized appreciation/(depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation ................................................................                     $   168,839
           Unrealized depreciation ................................................................                      (1,709,122)
                                                                                                                        -----------

                      Net unrealized depreciation .................................................                     $(1,540,283)
                                                                                                                        ===========




      The following acronym is used in this portfolio:

           ADR - American Depository Receipt







See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $10,898,138) ........................................................                 $ 9,413,854
      Income receivable ...............................................................................                      11,032
      Receivable for fund shares sold .................................................................                      35,848
      Prepaid expenses ................................................................................                       5,174
                                                                                                                        -----------

           Total assets ...............................................................................                   9,465,908
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ................................................................................                      30,366
      Other liabilities ...............................................................................                       1,738
                                                                                                                        -----------

           Total liabilities ..........................................................................                      32,104
                                                                                                                        -----------

NET ASSETS ............................................................................................                 $ 9,433,804
                                                                                                                        ===========


NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $15,530,904
      Accumulated net realized loss on investments ....................................................                  (4,612,816)
      Net unrealized depreciation on investments ......................................................                  (1,484,284)
                                                                                                                        -----------
                                                                                                                        $ 9,433,804
                                                                                                                        ===========

CLASS C SHARES
      Net asset value, redemption and offering price per share
           ($219,239 / 32,186 shares) .................................................................                 $      6.81
                                                                                                                        ===========

INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($8,508,203 / 1,203,289 shares) ............................................................                 $      7.07
                                                                                                                        ===========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($706,362 / 102,739 shares) ................................................................                 $      6.88
                                                                                                                        ===========
      Maximum offering price per share (100 / 96.25 of $6.88) .........................................                 $      7.15
                                                                                                                        ===========
















See accompanying notes to financial statements

                                                        WST GROWTH FUND

                                                    STATEMENT OF OPERATIONS

                                                   Year ended March 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $   168,668
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                   87,857
           Fund administration fees (note 2) .............................................................                   20,500
           Distribution and service fees - Class C Shares (note 3) .......................................                    2,059
           Distribution and service fees - Investor Class Shares (note 3) ................................                    5,541
           Custody fees ..................................................................................                    1,143
           Registration and filing administration fees (note 2) ..........................................                    5,867
           Fund accounting fees (note 2) .................................................................                   46,171
           Audit fees ....................................................................................                   22,900
           Legal fees ....................................................................................                   14,657
           Securities pricing fees .......................................................................                    3,040
           Shareholder recordkeeping fees ................................................................                   30,000
           Other accounting fees (note 2) ................................................................                    4,076
           Shareholder servicing expenses ................................................................                    5,465
           Registration and filing expenses ..............................................................                    6,726
           Printing expenses .............................................................................                    4,520
           Amortization of deferred organization expenses (note 4) .......................................                    4,071
           Trustee fees and meeting expenses .............................................................                    4,335
           Other operating expenses ......................................................................                    7,470
                                                                                                                        -----------

               Total expenses ............................................................................                  276,398
                                                                                                                        -----------

                    Less investment advisory fees waived (note 2) ........................................                  (63,991)
                                                                                                                        -----------

               Net expenses ..............................................................................                  212,407
                                                                                                                        -----------

                    Net investment loss ..................................................................                  (43,739)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .....................................................               (1,961,244)
      Decrease in unrealized appreciation on investments .................................................               (2,209,435)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ...............................................               (4,170,679)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations ......................................              $(4,214,418)
                                                                                                                        ===========








See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years Ended March 31,




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
     Operations
         Net investment loss ...........................................................          $   (43,739)          $  (112,648)
         Net realized loss from investment transactions ................................           (1,961,244)           (2,240,369)
         (Decrease) increase in unrealized appreciation on investments .................           (2,209,435)            1,067,631
                                                                                                  -----------           -----------

              Net decrease in net assets resulting from operations .....................           (4,214,418)           (1,285,386)
                                                                                                  -----------           -----------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a)           (2,687,909)              796,419
                                                                                                  -----------           -----------

                     Total decrease in net assets ......................................           (6,902,327)             (488,967)

NET ASSETS
     Beginning of year .................................................................           16,336,131            16,825,098
                                                                                                  -----------           -----------

     End of year .......................................................................          $ 9,433,804          $ 16,336,131
                                                                                                  ===========          ============



(a) A summary of capital share activity follows:

                                                       -----------------------------------------------------------------------------
                                                                       2003                                    2002

                                                            Shares                Value              Shares               Value

                                                       -----------------------------------------------------------------------------
------------------------------------------------------
                    CLASS C SHARES
------------------------------------------------------
Shares sold ..........................................             0          $         0                    0          $         0
Shares redeemed ......................................        (8,105)             (63,104)              (4,564)             (45,277)
                                                         -----------          -----------          -----------          -----------

     Net decrease ....................................        (8,105)         $   (63,104)              (4,564)         $   (45,277)
                                                         ===========          ===========          ===========          ===========
------------------------------------------------------
            INSTITUTIONAL CLASS SHARES
------------------------------------------------------
Shares sold ..........................................       291,252          $ 2,295,222              230,821          $ 2,286,349
Shares redeemed ......................................      (531,829)          (4,433,696)            (124,021)          (1,282,602)
                                                         -----------          -----------          -----------          -----------
     Net (decrease) increase .........................      (240,577)         $(2,138,474)             106,800          $ 1,003,747
                                                         ===========          ===========          ===========          ===========
------------------------------------------------------
              INVESTOR CLASS SHARES
------------------------------------------------------
Shares sold ..........................................        16,337          $   155,199               16,127          $   167,954
Shares redeemed ......................................       (81,320)            (641,530)             (32,352)            (330,005)
                                                         -----------          -----------          -----------          -----------
     Net decrease ....................................       (64,983)         $  (486,331)             (16,225)         $  (162,051)
                                                         ===========          ===========          ===========          ===========

------------------------------------------------------
                  FUND SUMMARY
------------------------------------------------------
Shares sold ..........................................       307,589          $ 2,450,421              246,948          $ 2,454,303
Shares redeemed ......................................      (621,254)          (5,138,330)            (160,937)          (1,657,884)
                                                         -----------          -----------          -----------          -----------
     Net (decrease) increase .........................      (313,665)         $(2,687,909)              86,011          $   796,419
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           CLASS C SHARES

                                                   For the Periods Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ............................   $      9.63     $     10.54     $     13.99     $     13.05

      (Loss) income from investment operations
           Net investment loss ..................................         (0.09)          (0.17)          (0.16)          (0.06)
           Net realized and unrealized (loss) gain on investments         (2.73)          (0.74)          (3.29)           1.00
                                                                    -----------     -----------     -----------     -----------

               Total from investment operations .................         (2.82)          (0.91)          (3.45)           0.94
                                                                    -----------     -----------     -----------      ----------

Net asset value, end of period ..................................   $      6.81     $      9.63     $     10.54      $    13.99
                                                                    ===========     ===========     ===========      ==========


Total return ....................................................        (29.28)%         (8.63)%        (24.66)%          7.20 %
                                                                    ===========     ===========     ===========      ==========


Ratios/supplemental data
      Net assets, end of period .................................   $   219,239     $   387,977     $   472,698      $  453,984
                                                                    ===========     ===========     ===========      ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........          3.03 %          2.72 %          2.44 %          2.45 %(b)
           After expense reimbursements and waived fees .........          2.50 %          2.50 %          2.44 %          2.34 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ........         (1.60)%        (1.59)%         (1.45)%          (1.30)%(b)
           After expense reimbursements and waived fees .........         (1.08)%        (1.37)%         (1.45)%          (1.19)%(b)

      Portfolio turnover rate ...................................         51.53 %        49.97 %         74.25 %          50.40 %

(a) For the period from May 20, 1999 (date of initial public investment) to March 31, 2000.

(b) Annualized.
















                                                                                                                       (Continued)

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                     INSTITUTIONAL CLASS SHARES

                                                    For the Years Ended March 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ....................    $      9.92    $     10.77    $     14.20    $     12.77    $     11.29

  (Loss) income from investment operations
       Net investment loss ............................          (0.03)         (0.06)         (0.08)         (0.04)          0.00
       Net realized and unrealized (loss) gain on investment     (2.82)         (0.79)         (3.35)          1.47           1.48

                                                           -----------    -----------    -----------    -----------    -----------

            Total from investment operations ..........          (2.85)         (0.85)         (3.43)          1.43           1.48
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ..........................    $      7.07    $      9.92    $     10.77    $     14.20    $     12.77

                                                           ===========    ===========    ===========    ===========    ===========

Total return ..........................................         (28.73)%        (7.98)%       (24.08)%        11.20 %        13.11 %
                                                           ===========    ===========    ===========    ===========    ===========

Ratios/supplemental data
    Net assets, end of year ...........................    $ 8,508,203    $14,322,067    $14,405,659    $16,737,026    $11,419,391
                                                           ===========    ===========    ===========    ===========    ===========

Ratio of expenses to average net assets
  Before expense reimbursements and waived fees........           2.29 %         1.97 %         1.68 %         1.68 %         2.08 %
  After expense reimbursements and waived fees.........           1.75 %         1.75 %         1.68 %         1.60 %         1.75 %

Ratio of net investment loss to average net assets
   Before expense reimbursements and waived fees.......          (0.85)%        (0.84)%        (0.69)%        (0.45)%        (0.35)%
   After expense reimbursements and waived fees........          (0.31)%        (0.62)%        (0.69)%        (0.37)%        (0.01)%

      Portfolio turnover rate .........................          51.53 %        49.97 %        74.25 %        50.40 %        31.11 %









                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                        INVESTOR CLASS SHARES

                                                    For the Years Ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................  $      9.70    $     10.58    $     14.02    $     12.67    $     11.26

  (Loss) income from investment operations
      Net investment loss ...............................        (0.09)         (0.13)         (0.18)         (0.10)         (0.04)
      Net realized and unrealized (loss) gain on investment      (2.73)         (0.75)         (3.26)          1.45           1.45
                                                           -----------    -----------    -----------    -----------    -----------

      Total from investment operations ..................        (2.82)         (0.88)         (3.44)          1.35           1.41
                                                           -----------    -----------    -----------    -----------    -----------

Net asset value, end of year ............................  $      6.88    $      9.70    $     10.58    $     14.02    $     12.67

                                                           ===========    ===========    ===========    ===========    ===========

Total return (a) ........................................       (29.07)%        (8.40)%       (24.47)%        10.66 %        12.52 %
                                                           ===========    ===========    ===========    ===========    ===========


Ratios/supplemental data
      Net assets, end of year ...........................  $   706,362    $ 1,626,087    $ 1,946,741    $ 4,642,922    $ 2,539,131
                                                           ===========    ===========    ===========    ===========    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          2.79 %         2.47 %         2.14 %         2.15 %         2.56 %
           After expense reimbursements and waived fees           2.25 %         2.25 %         2.14 %         2.10 %         2.25 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees         (1.36)%        (1.34)%        (1.13)%        (0.93)%        (0.84)%
           After expense reimbursements and waived fees          (0.83)%        (1.12)%        (1.13)%        (0.88)%        (0.53)%

      Portfolio turnover rate ...........................        51.53 %        49.97 %        74.25 %        50.40 %        31.11 %

(a) Total return does not reflect payment of sales charge.










                                                                                     See accompanying notes to financial statements

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-end management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 9, 1997. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. On March 15, 1999, The Board of Trustees of the Trust (the "Trustees") approved a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Class Shares, Investor Class Shares, and Class C Shares.

          Each class of shares has equal rights as to the assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C Shares and Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost, which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $4,087,264, of which $38,052 expires in the year 2007, $364,438 expires in the year 2008, $1,203,981 expires in the year 2010, and $2,480,793 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.






                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $43,739 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

          C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, LLC (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

          The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class Shares, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class Shares, and a maximum of 2.50% of the average daily net assets of the Fund's Class C Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $63,991 ($0.04 per share) for the year ended March 31, 2003.







                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50 million, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services and $750 for each additional class of shares, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2003, the Distributor retained sales charges in the amount of $4.

          Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

          The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

          The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Class Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares and Class C Shares in the Fund or support servicing of Investor Class Share and Class C Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' and Class C Shares' average daily net assets. The Fund incurred $5,541 of such expenses for the Investor Class Shares and $2,059 of such expenses for the Class C Shares under the Plan for the year ended March 31, 2003.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

          All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized.

                                                                     (Continued)

                                WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $5,755,205 and $8,056,560, respectively, for the year ended March 31, 2003.














































                                                                     (Continued)

                                 WST GROWTH FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the WST Growth Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche



INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of the WST Growth Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

                    (This page was intentionally left blank)

________________________________________________________________________________


                                 WST GROWTH FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II



























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

          [Logo Here]
BROWN CAPITAL MANAGEMENT

            Prospectus



                                                                  Balanced Fund
                                                                    Equity Fund
                                                                   Mid-Cap Fund
                                                             Small Company Fund
                                                      International Equity Fund


                                                           Institutional Shares


                                                                  July 29, 2003




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the Institutional Shares of the five Brown Capital Management Funds (each a "Fund" and collectively, "Funds") - one balanced fund:

o    The Brown Capital Management Balanced Fund,
     Cusip Number 66976M201
     NASDAQ Symbol BCBIX

and four equity funds:

o    The Brown Capital Management Equity Fund,
     Cusip Number 66976M300
     NASDAQ Symbol BCEIX

o    The Brown Capital Management Mid-Cap Fund,
     Cusip Number 66976M771
     NASDAQ Symbol BCMSX

o    The Brown Capital Management Small Company Fund, and
     Cusip Number 66976M409
     NASDAQ Symbol BCSIX

o    The Brown Capital Management International Equity Fund.
     Cusip Number 66976M813
     NASDAQ Symbol BCIIX



The  balanced  fund  seeks  a  maximum   total  return   consisting  of  capital
appreciation and current income. The equity funds seek long-term capital appreciation.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUNDS......................................................................2

         Investment Objectives.................................................2
         Principal Investment Strategies.......................................3
              The Brown Capital Management Balanced Fund.......................3
              The Brown Capital Management Equity Fund.........................5
              The Brown Capital Management Mid-Cap Fund........................7
              The Brown Capital Management Small Company Fund.................10
              The Brown Capital Management International Equity Fund..........12
         Principal Risks Of Investing In The Funds............................14
              All The Funds...................................................14
              Fund Specific Risk Factors......................................15
         Bar Charts And Performance Tables....................................20
         Fees And Expenses Of The Funds.......................................26

MANAGEMENT OF THE FUNDS.......................................................28

         The Investment Advisor...............................................28
         The Administrator....................................................32
         The Transfer Agent...................................................32
         The Distributor......................................................33

INVESTING IN THE FUNDS........................................................34

         Minimum Investment...................................................34
         Purchase And Redemption Price........................................34
         Purchasing Shares....................................................35
         Redeeming Your Shares................................................37

OTHER IMPORTANT INVESTMENT INFORMATION........................................40

         Dividends, Distributions, And Taxes..................................40
         Financial Highlights.................................................42
         Additional Information.......................................Back Cover

THE FUNDS






INVESTMENT OBJECTIVES



The investment objective of The Brown Capital Management Balanced Fund is total return, consisting of capital appreciation and current income. The investment objective of The Brown Capital Management Equity Fund, The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund is long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. Each of the Funds is a diversified series of The Nottingham Investment Trust II ("Trust").

Principal Investment Strategy

The Brown Capital Management Balanced Fund

Goal
The Brown Capital Management Balanced Fund ("Balanced Fund") varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to Brown Capital Management, Inc.'s ("Advisor") judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Strategy
Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described herein for the Equity Fund.
o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.
o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.
o In structuring the fixed income portion of the Fund, the Advisor examines the following:
     o spread relationships between quality grades in determining the quality distribution; and
     o expected trends in inflation and interest rates in structuring the maturity distribution.
o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Balanced Fund) will be invested in bonds rated below "A," as rated by Standard & Poor's Ratings Services ("S&P") or by Moody's Investor Services, Inc. ("Moody's"), both nationally recognized securities rating organizations and described in the Statement of Additional Information ("SAI").

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                           25 - 75%
         Fixed income securities and                 25 - 75%
            money market instruments

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Balanced Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Balanced Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Balanced Fund would indirectly pay both the Balanced Fund's expenses and the expenses relating to those other investment companies with respect to the Balanced Fund's assets invested in such investment companies. To the extent the Balanced Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Balanced Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Equity Fund


Goal
The Brown Capital Management Equity Fund ("Equity Fund") seeks capital appreciation by identifying securities that the Advisor believes are undervalued relative to their growth potential. These securities may be undervalued as a result of one or more of the following:

o    presently being out of favor;
o    currently not well known; or
o possessing value that is not currently recognized by the investment community.

The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Equity Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                            80 - 99%
         Money market instruments                      1 - 20%


This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Equity Fund would indirectly pay both the Equity Fund's expenses and the expenses relating to those other investment companies with respect to the Equity Fund's assets invested in such investment companies. To the extent the Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Mid-Cap Company Fund

Goal
The Brown Capital Management Mid-Cap Fund ("Mid-Cap Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Mid-Cap Fund also offers Investor Shares which are offered by another prospectus.

Strategy

         Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

          Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.

This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

         Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Mid-Cap Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Mid-Cap Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions, the Mid-Cap Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies. This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Mid-Cap Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Mid-Cap Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Mid-Cap Fund would indirectly pay both the Mid-Cap Fund's expenses and the expenses relating to those other investment companies with respect to the Mid-Cap Fund's assets invested in such investment companies. To the extent the Mid-Cap Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Mid-Cap Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal
The Brown Capital Management Small Company Fund ("Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month estimated earnings) and
o    profitability that is greater than the market benchmark.

Currently, the Small Company Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization common stocks.

Strategy
The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                            80 - 99%
         Money market instruments                      1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Small Company Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Small Company Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Small Company Fund would indirectly pay both the Small Company Fund's expenses and the expenses relating to those other investment companies with respect to the Small Company Fund's assets invested in such investment companies. To the extent the Small Company Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Small Company Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal
The Brown Capital Management International Equity Fund ("International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy
The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that includes:

o relative valuation within an industry sector, and between countries or economic markets;
o    fundamental analysis of the company;
o    long term forecasting of earnings and asset values;
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
o    use of investment industry research; and
o use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

o no individual country will represent more than 25% at cost of the International Equity Fund's total assets;
o no more than 15% at cost of the International Equity Fund's total assets will be invested in emerging market securities;
o no individual industry will represent more than 20% at cost of the International Equity Fund's total assets; and
o no individual security will represent more than 5% at cost of the International Equity Fund's total assets.

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                                 % of Total Assets
                                                 -----------------
         Equity securities                            80 - 99%
         Money market instruments                      1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days' prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the International Equity Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the International Equity Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the International Equity Fund would indirectly pay both the International Equity Fund's expenses and the expenses relating to those other investment companies with respect to the International Equity Fund's assets invested in such investment companies. The International Equity Fund may also invest in securities of any kind including securities traded primarily in U.S. markets, in addition to the short-term investments listed above, as a temporary defensive measure. To the extent the International Equity Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the International Equity Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All The Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their objectives.

Market Risk. The Funds will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.

Investment Style Risk. The Advisor's investment style may subject the Funds to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect. Consequently, each Fund may pay more for a portfolio security than it is worth.

Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Funds to achieve their investment objectives.

Market Sector Risk. The percentage of each Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on each Fund's performance.

Equity Securities Risk. To the extent that the majority of each Fund's portfolio consists of common stocks, it is expected that each Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Portfolio Turnover Risk. Although the Advisor intends to hold the Funds' portfolio securities for the long-term, the Advisor may sell such portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect each Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the section of the prospectuses entitled "Financial Highlights" for the Funds' portfolio turnover rates for prior periods.

Fund Specific Risk Factors

Balanced Fund

In addition to the investment and market risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio:

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor or counterparty fails to pay interest, the Balanced Fund's income may be reduced and if the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the Balanced Fund's shares may be reduced. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities in the

     Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Balanced Fund's debt holdings. The Balanced Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. Fixed income securities with lower ratings are subject to higher credit risk and may be subject to greater fluctuations in value than that of higher rated fixed income securities.


Mid-Cap Fund

Mid-cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Mid-Cap Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Companies Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

o Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio at cost will be invested in emerging markets securities. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

o Currency Risk: Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

o Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a transitional period, the Euro will coexist with each participating state's currency and the Euro is expected to eventually become the sole currency of the participating states. The introduction of the Euro is resulting in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro. Participating countries in the EMU can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities.

     The consequences of the full Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the International Equity Fund are presently unclear and it is not possible to predict the eventual impact of the full Euro implementation plan. There are a number of significant risks associated with the EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to the EMU in the face of changing economic conditions. The conversion may adversely affect the International Equity Fund if the full Euro conversion does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the International Equity Fund.

o Political/Economic Risk: Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

o Regulatory Risk: Less information may be available about foreign companies. In general, many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

o Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

BAR CHARTS AND PERFORMANCE TABLES









The bar charts shown below provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Balanced Fund, Equity Fund, Small Company Fund, and International Equity Fund Institutional Shares' performance from year to year. Because the Mid-Cap Fund has not been in operation for an entire calendar year, there is no calendar year performance information to be presented here for that fund. However, you may request a copy of the Mid-Cap Fund's (or any other of the Fund's) most recent Annual and Semi-annual reports at no charge by calling the Funds. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns tables shown below provide an indication of the risks of investing in the Funds by showing how the Funds' average annual total returns for one year, five years, ten years, and since inception, as applicable, compare to those of broad-based securities market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Balanced Fund

[BAR CHART HERE:]

                             Calendar Year Returns
                                 1993 -   8.36%
                                 1994 -  -1.17%
                                 1995 -  29.75%
                                 1996 -  13.84%
                                 1997 -  18.87%
                                 1998 -  24.41%
                                 1999 -   5.27%
                                 2000 -   1.04%
                                 2001 - -11.91%
                                 2002 - -21.49%


o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 19.63% (quarter ended December 31, 1998).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (13.80)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 10.28% (quarter ended June 30, 2003).

--------------------------------------------------- ----------- ---------- -------------
           Average Annual Total Returns               Past 1     Past 5      Past 10
         Periods Ended December 31, 2002               Year       Years       Years
--------------------------------------------------- ----------- ---------- -------------
Balanced Fund
   Before taxes                                      (21.49)%    (1.76)%      5.58 %
   After taxes on distributions                      (21.76)%    (2.66)%      4.35 %
   After taxes on distributions and sale of shares   (13.18)%    (1.37)%      4.35 %
--------------------------------------------------- ----------- ---------- -------------
Benchmark of 75% S&P 500 Total Return Index/25%
Lehman Government & Corporate Bond Index*            (16.81)%     0.86 %      8.95 %
--------------------------------------------------- ----------- ---------- -------------

 *The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. The Lehman Government & Corporate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes their returns would be lower.

Equity Fund

[BAR CHART HERE:]

                              Caledar Year Returns
                                 1993 -   6.80%
                                 1994 -  -0.75%
                                 1995 -  32.04%
                                 1996 -  19.04%
                                 1997 -  22.65%
                                 1998 -  29.15%
                                 1999 -   7.82%
                                 2000 -   0.48%
                                 2001 - -18.24%
                                 2002 - -29.05%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 26.64% (quarter ended December 31, 1998).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (19.95)% (quarter ended September 30, 2001).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 11.07% (quarter ended June 30, 2003).


--------------------------------------------------- ----------- ---------- -------------
           Average Annual Total Returns               Past 1      Past 5     Past 10
         Periods Ended December 31, 2002               Year        Years      Years
--------------------------------------------------- ----------- ---------- -------------
Equity Fund
   Before taxes                                      (29.05)%     (4.09)%      5.19 %
   After taxes on distributions                      (29.05)%     (5.09)%      4.30 %
   After taxes on distributions and sale of shares   (17.84)%     (2.84)%      4.44 %
--------------------------------------------------- ----------- ---------- -------------
S&P 500 Total Return Index*                          (22.10)%     (0.59)%      9.34 %
--------------------------------------------------- ----------- ---------- -------------


 *The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

Small Company Fund

                              Caledar Year Returns
                                 1993 -   5.80%
                                 1994 -   4.81%
                                 1995 -  33.96%
                                 1996 -  17.08%
                                 1997 -  15.78%
                                 1998 -  18.39%
                                 1999 -  44.02%
                                 2000 -  15.30%
                                 2001 -  13.33%
                                 2002 - -40.35%

o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 39.72% (quarter ended December 31, 2001).
o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (26.95)% (quarter ended September 30, 2002).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 16.35% (quarter ended June 30, 2003).


--------------------------------------------------- ----------- ---------- -------------
           Average Annual Total Returns               Past 1      Past 5     Past 10
         Periods Ended December 31, 2002               Year        Years      Years
--------------------------------------------------- ----------- ---------- -------------
Small Company Fund
   Before taxes                                       (40.35)%     5.85 %     10.34 %
   After taxes on distributions                       (40.35)%     5.19 %      9.48 %
   After taxes on distributions and sale of shares    (24.77)%     4.88 %      8.62 %
---------------------------------------------------- ---------- ---------- -------------
Russell 2000 Index*                                   (20.48)%    (1.23)%      6.82 %
---------------------------------------------------- ---------- ---------- -------------

* The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

International Equity Fund

[BAR CHART HERE:]

                              Caledar Year Returns
                                 2000 -   -0.11%
                                 2001 -  -16.38%
                                 2002 -  -23.89%

o During the 3-year period shown in the bar chart above, the highest return for a calendar quarter was 12.90% (quarter ended December 31, 2001).
o During the 3-year period shown in the bar chart above, the lowest return for a calendar quarter was (23.81)% (quarter ended September 30, 2002).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 12.59% (quarter ended June 30, 2003).


-------------------------------------------------------- ----------- -----------
           Average Annual Total Returns                    Past 1      Since
         Periods Ended December 31, 2002                    Year      Inception*
--------------------------------------------------------- ---------- -----------
International Equity Fund
   Before taxes                                            (23.89)%    (8.91)%
   After taxes on distributions                            (23.97)%    (9.23)%
   After taxes on distributions and sale of shares         (14.66)%    (7.03)%
--------------------------------------------------------- ---------- -----------
MSCI EAFE International Gross Index**                      (15.66)%    (9.83)%
--------------------------------------------------------- ---------- -----------
MSCI All Country World Free EX USA Gross Index**           (14.67)%    (9.07)%
--------------------------------------------------------- ---------- -----------
MSCI EAFE International Price Index**                      (17.52)%   (10.10)%
--------------------------------------------------------- ---------- -----------
MSCI All Country World Free EX USA Price Index**           (16.53)%    (9.46)%
--------------------------------------------------------- ---------- -----------


   * May 28, 1999 (commencement of operations of the International Equity Fund) ** The MSCI EAFE International Gross Index is the Morgan Stanley Capital
      International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and takes into account the value of dividends that would have been received by those securities. The MSCI EAFE International Price Index is the Morgan Stanley Capital International,

      Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and excludes dividends that would have been received by those securities. The MSCI All Country World Free EX USA Gross Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and takes into account the value of dividends that would have been received by those securities. The MSCI All Country World Free EX USA Price Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and excludes dividends that would have been received by those securities. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes their returns would be lower. In prior prospectuses, the Fund compared its performance against only the MSCI EAFE International Price Index and the MSCI All Country World Free EX USA Price Index ("Price Indices"). The MSCI EAFE International Gross Index and the MSCI All Country World Free EX USA Gross Index ("Gross Indices") will replace the MSCI EAFE International Price Index and the MSCI All Country World Free EX USA Price Index, respectively, in future prospectuses because the Advisor believes that the Gross Indices provide a more accurate comparison to the Fund's performance than the Price Indices.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds:


Shareholder Fees For Institutional Shares
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price) .....................................None
Redemption Fee
    (as a percentage of amount redeemed)....................................None


Annual Fund  Operating  Expenses For  Institutional  Shares
(expenses  that are deducted from fund assets)



                                                                          Small   International
                                            Balanced   Equity   Mid-Cap  Company     Equity
                                            --------   ------   -------  -------     ------

Management Fees............................... 0.65%    0.65%    0.75%    1.00%      1.00%
Distribution and/or Service (12b-1) Fees....... None     None     None     None       None
Other Expenses................................ 1.18%    1.24%   14.53%    0.23%      2.63%
                                               ----     ----    -----     ----      -----
Total Annual Fund Operating Expenses*......... 1.83%    1.89%   15.28%    1.23%      3.63%
     Fee Waivers and/or Expense Reimbursements(0.63)%  (0.69)% (13.98)%   0.00%     (1.63)%
                                               ----     ----    -----     ----       ----
     Net Expenses............................. 1.20%    1.20%    1.30%    1.23%      2.00%
                                               ====     ====     ====     ====       ====


    *"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by each of the Funds' Institutional Shares for the fiscal year ended March 31, 2003. The Advisor has entered into contractual agreements with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.20% of the average daily net assets of the Balanced Fund and the Equity Fund, 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2004. It is expected that the contractual agreements will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years for the Balanced Fund, the Equity Fund, the Small Company Fund, and the International Equity Fund and three (3) fiscal years for the Mid-Cap Fund, provided that the respective fund's total assets exceed $20 million for the Balanced Fund, the Equity Fund, the Small Company Fund, the International Equity Fund and $15 million for the Mid-Cap Fund. Additionally, the respective fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above. See the "Management of the Funds - Expense Limitation Agreements" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Institutional Shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in one or more of the Funds for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


------------------------ ------------ ------------- ------------- --------------
         Fund               1 Year       3 Years       5 Years       10 Years
------------------------ ------------ ------------- ------------- --------------
       Balanced              $122          $514          $932         $2,096
------------------------ ------------ ------------- ------------- --------------
        Equity               $122          $527          $957         $2,155
------------------------ ------------ ------------- ------------- --------------
        Mid-Cap              $132         $2,984        $5,280        $9,246
------------------------ ------------ ------------- ------------- --------------
     Small Company           $125          $390          $676         $1,489
------------------------ ------------ ------------- ------------- --------------
  International Equity       $203          $961         $1,740        $3,783
------------------------ ------------ ------------- ------------- --------------

MANAGEMENT OF THE FUNDS











THE INVESTMENT ADVISOR

The Funds' investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to advisory contracts with the Trust on behalf of the Funds. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $4.7 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

------------------------- ------------------ -------------------------------------------
                              Portfolio
         Fund(s)               Manager                     Work Experience
------------------------- ------------------ -------------------------------------------
Balanced Fund             Management         The three  funds are managed by a team led
Equity Fund               Team led by        by Eddie C. Brown.  Mr.  Brown is founder,
Mid-Cap Fund              Eddie C. Brown     President and  controlling  shareholder of
                                             the  Advisor.  Mr. Brown has been with the
                                             Advisor   since  its  inception  in  1983.
                                             Theodore  M.  Alexander  III,   Calvin  H.
                                             Baker,  Maurice L.  Haywood and Stephon A.
                                             Jackson  work  together  with Mr. Brown in
                                             the  management  of the three  funds.  Mr.
                                             Alexander,  Vice  President  and Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             October   1995.   Prior   to   this,   Mr.
                                             Alexander  was  a  Securities  Analyst  at
                                             Legg Mason Wood  Walker  from June 1994 to
                                             October  1995.  From June 1990 to  January
                                             1994,  Mr.   Alexander  was  a  Securities
                                             Analyst  at Alex  Brown & Sons,  Inc.  Mr.
                                             Baker,   Vice   President   and  Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             August  2000.  Prior  to this,  Mr.  Baker
                                             was   a   Financial   Executive   at   the
                                             Wisconsin    Energy    Corporation    from
                                             September   1991   to  June   2000.   From
                                             September   1988  to  July  1991  he  also
                                             served  as  a   Financial   Executive   at
                                             Economic  Development   Corporation.   Mr.
                                             Haywood,  Portfolio  Manager,  joined  the
                                             Advisor in February  2000.  Prior to this,
                                             Mr.  Haywood was a Partner and  Investment
                                             Analyst  at  Holland  Capital   Management
                                             from November  1993 to January 2000.  From
                                             August 1987 to November  1993, Mr. Haywood
                                             was an Assistant  Vice  President at First
                                             National  Bank of  Chicago.  Mr.  Jackson,
                                             Vice      President      and     Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             July  1997.  Prior  to this,  Mr.  Jackson
                                             was   Portfolio   Manager/   Director   of
                                             Research  at NCM Capital  Management  from
                                             March 1994 to June  1997.  From March 1993
                                             to March 1994,  Mr. Jackson was an Analyst
                                             at Putnam Investments.
------------------------- ------------------ -------------------------------------------
Small Company Fund        Management Team    Mr.  Lee is a Senior  Vice  President  and
                          led by Keith A.    has  been  a  portfolio   manager  of  the
                          Lee                Advisor  since  1991.  Prior to this,  Mr.
                                             Lee  was  a  Vice   President   at   Nexus
                                             Consulting  from June  1990 to June  1991.
                                             From November  1987 to July 1988,  Mr. Lee
                                             was  an  Investment  Representative  at BT
                                             Alex  Brown.  Mr. Lee works with Robert E.
                                             Hall,  Kempton  Ingersol,  Amy  Zhang  and
                                             Eddie C.  Brown in the  management  of the
                                             fund.  Mr.  Hall,  Senior  Vice  President
                                             and Portfolio Manager/Analyst,  joined the
                                             Advisor  in  September   1993.   Prior  to
                                             this,  Mr. Hall was an Investment  Advisor
                                             at the  Investment  Center from March 1990
                                             to  August   1993.   From  April  1983  to
                                             December  1989,  Mr.  Hall was an  Advisor
                                             and Portfolio  Manager for Emerging Growth

                                       29

                                             Partners.    Mr.    Ingersol,    Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             March  1999,  but  started in his  current
                                             role in  November  2000.  From  March 1999
                                             through  October 2000, Mr. Ingersol served
                                             as Brown  Capital  Management's  Marketing
                                             Director  in the  Texas  Region.  Prior to
                                             that, he was an Investment  Banker at both
                                             Dain  Rauscher  Incorporated  and  Grigsby
                                             Brandford  &  Company  from  June  1997 to
                                             March  1999 and April  1994 to June  1997,
                                             respectively.    Ms.   Zhang,    Portfolio
                                             Manager/Analyst,  joined  the  Advisor  in
                                             December   2002.   Prior  to  joining  the
                                             Advisor,  Ms. Zhang was an analyst at both
                                             Epsilon  Investment   Management  LLC  and
                                             Templeton  from  June  1999  to  September
                                             2002  and  January   1998  to  June  1999,
                                             respectively.
------------------------- ------------------ -------------------------------------------
International Equity      Management Team    Mr.  Ramos has been Vice  President of the
Fund                      led by Eddie       Advisor  since  December  1998.  Mr. Ramos
                          Ramos              works  with  Edwin Lugo and Eddie C. Brown
                                             in   the    management    of   the   fund.
                                             Previously,  Mr. Ramos was Vice  President
                                             at Templeton  Investment Counsel from July
                                             1993   to   November   1998.   Mr.   Lugo,
                                             Portfolio   Manager/Analyst,   joined  the
                                             Advisor in February  2002.  Formerly,  Mr.
                                             Lugo  was a Vice  President  at  Templeton
                                             Investment   Counsel  from  July  1996  to
                                             February 2002.
------------------------- ------------------ -------------------------------------------

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds' average daily net assets at the annual rate of:

      Balanced Fund and Equity Fund:
      0.65% of the first $100 million
      0.50% on all assets over $100 million

      Mid-Cap Fund:
      0.75% on all assets

      Small Company Fund:
      1.00% on all assets

      International Equity Fund:
      1.00% of the first $100 million
      0.75% on all assets over $100 million

During the Funds' last fiscal year, fiscal year ended March 31, 2003, the Advisor waived a portion of the advisory fees for the Balanced Fund and the Equity Fund and all of its fees for the Mid-Cap Fund and the International Equity Fund. Accordingly, the amount of compensation received as a percentage of average net assets of each of the Funds during the last fiscal year was as follows:

                                            Fees Paid to the Advisor
                Fund                        as a Percentage of Assets
                ----                        -------------------------

            Balanced Fund                            0.03%
            Equity Fund                              0.05%
            Mid-Cap Fund                             0.00%
            Small Company Fund                       1.00%
            International Equity Fund                0.00%

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds ("Expense Limitation Agreements"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily net assets of the Balanced Fund and the Equity Fund, 1.30% of the average daily net assets of the Mid-Cap Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2004. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreements, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements. The Trust may terminate the respective expense limitation agreement upon 90 days' prior written notice to the Advisor with respect to the Balanced, Equity, Small Company and International Equity Funds and at any time upon written notice to the Advisor with respect to the Mid-Cap Fund. The Advisor may also terminate the expense limitation agreements upon 90 days' prior written notice to the Trust with respect to the Balanced, Equity, Small Company and International Equity Funds and at the end of the then-current term upon not less than 90 days' prior written notice to the Trust with respect to the Mid-Cap Fund.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous five
(5) fiscal years with respect to the Balanced, Equity, Small Company and International Equity Funds and the previous three (3) fiscal years with respect to the Mid-Cap Fund, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund's assets exceed $20 million with respect to the Balanced, Equity, Small Company and International Equity Funds or $15 million with respect to the Mid-Cap Fund; (ii) the particular fund's total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Funds as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor to the Funds, and provides the Funds with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this Prospectus entitled "Investing in the Funds," the Transfer Agent will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Mid-Cap Fund and the investment advisory fees, the Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of their independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as each Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS



MINIMUM INVESTMENT

The Funds' Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh
Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. Each Fund's net asset value per share is calculated by dividing the value of the particular fund's total assets, less liabilities (including that fund's expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing each of the Funds' total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. Each of the Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds'
shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Funds' remaining shareholders to make payment in cash, each of the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.



PURCHASING SHARES

The Funds have authorized one or more brokers to accept purchase and redemption orders on their behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular fund(s), Administrator, and Transfer Agent. The particular fund(s) will charge a $20 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the applicable fund to:

             Brown Capital Management Funds
             [Name of Fund]
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable fund and to "Institutional Shares" on your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met. Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-877-892-4226, before wiring funds, to advise the Funds of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to invest in may cause a delay in processing your request. Additionally, please have your bank use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For credit to: (please specify)
                  The Brown Capital Management Balanced Fund
                      Account # 2000000861917
                  The Brown Capital Management Equity Fund
                      Account # 2000000861768
                  The Brown Capital Management Mid-Cap Fund
                      Account # 2000008667935
                  The Brown Capital Management Small Company Fund
                      Account # 2000000861904
                  The Brown Capital Management International Equity Fund
                      Account # 2000001293296
             For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of the Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Shares may only be exchanged for

Institutional Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Funds normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds' share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.



REDEEMING YOUR SHARES


Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             Brown Capital Management Funds
             [Name of Fund]
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Funds by telephone. You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) Designation of Institutional Shares and name of fund (Balanced Fund, Equity Fund, Mid-Cap Fund, Small Company Fund, or International Equity
          Fund),
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption proceeds to the shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Funds' custodian for wire redemptions. The Funds' custodian currently charges the particular fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Funds, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30 days' prior written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds' net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.





OTHER IMPORTANT
INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

The Funds will distribute most of their income and gains to their shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designed by the Funds as qualifying for the DRD. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If a Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The International Equity Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the International Equity Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried
individuals   (presently  28%  for  2003)  for  all  distributions   payable  to
shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Funds may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand each Fund's financial performance for the previous five fiscal years for the Balanced Fund, the Equity Fund, and the Small Company Fund and since inception of the Mid-Cap Fund and the International Equity Fund. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data for the fiscal years and periods below have been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such years and periods are incorporated by reference into the SAI. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of each of the Funds, a copy of which may also be obtained at no charge by calling the Funds at 1-877-892-4226.

The Brown Capital Management Balanced Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                                     Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................   $     15.12   $     15.61   $     18.20   $     17.78   $     16.83

      (Loss) income from investment operations
           Net investment income ...........................          0.11          0.15          0.16          0.10          0.13
           Net realized and unrealized (loss) gain
               on investments ..............................         (3.41)        (0.49)        (2.04)         1.34          1.39
                                                               -----------   -----------   -----------   -----------   -----------

               Total from investment operations ............         (3.30)        (0.34)        (1.88)         1.44          1.52
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.11)        (0.15)        (0.16)        (0.10)        (0.13)
           Net realized gain from investment transactions ..          0.00         (0.00)        (0.55)        (0.92)        (0.44)
                                                               -----------   -----------   -----------   -----------   -----------

               Total distributions .........................         (0.11)        (0.15)        (0.71)        (1.02)        (0.57)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................   $     11.71   $     15.12   $     15.61   $     18.20   $     17.78
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................        (21.85)%       (2.15)%      (10.69)%        8.22 %        8.99 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $    10,688   $    13,580   $    13,399   $    14,278   $     9,603
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........     1.83 %        1.71 %        1.54 %        1.59 %        2.11 %
           After expense reimbursements and waived fees .........     1.20 %        1.20 %        1.20 %        1.20 %        1.20 %
      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........     0.26 %        0.48 %        0.59 %        0.21 %       (0.17)%
           After expense reimbursements and waived fees .........     0.89 %        0.99 %        0.92 %        0.60 %        0.74 %

      Portfolio turnover rate ...................................    44.22 %       27.95 %       46.05 %       45.01 %       58.38 %

The Brown Capital Management Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                                     Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year .........................   $     17.73   $     18.49   $     24.26   $     23.24   $     21.87

      (Loss) income from investment operations
           Net investment loss .............................         (0.05)        (0.07)        (0.07)        (0.09)        (0.08)
           Net realized and unrealized (loss) gain
               on investments ..............................         (5.34)        (0.66)        (3.67)         3.13          2.14
                                                               -----------   -----------   -----------   -----------   -----------

               Total from investment operations ............         (5.39)        (0.73)        (3.74)         3.04          2.06
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions ..          0.00         (0.03)        (2.03)        (2.02)        (0.69)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................   $     12.34   $     17.73   $     18.49   $     24.26   $     23.24
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................        (30.40)%       (3.97)%      (16.85)%       13.41 %        9.34 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $    10,232   $    14,249   $    10,722   $    10,394   $     9,822
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ..           1.89 %        1.75 %        1.75 %        1.75 %        1.88 %
           After expense reimbursements and waived fees ...           1.20 %        1.20 %        1.20 %        1.20 %        1.20 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ..          (1.08)%       (1.01)%       (0.93)%       (0.95)%       (1.07)%
           After expense reimbursements and waived fees ...          (0.39)%       (0.46)%       (0.37)%       (0.40)%       (0.39)%

      Portfolio turnover rate .............................          65.96 %       34.62 %       57.18 %       52.09 %       67.43 %

The Brown Capital Management Mid-Cap Fund

Institutional Shares
(For a Share Outstanding Throughout the Period)

                                                          Period ended March 31,
                                                                   2003 (a)
                                                                   --------

Net asset value, beginning of period ......................     $     10.00

      Income from investment operations
           Net investment loss ............................           (0.04)
           Net realized and unrealized gain on investments             0.32
                                                                -----------

               Total from investment operations ...........            0.28
                                                                -----------

Net asset value, end of period ............................     $     10.28
                                                                ===========

Total return ..............................................            2.80 %(b)
                                                                ===========

Ratios/supplemental data
      Net assets, end of period ...........................     $     1,635
                                                                ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ..           15.28 %(c)
           After expense reimbursements and waived fees ...            1.30 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ..          (14.92)%(c)
           After expense reimbursements and waived fees ...           (0.94)%(c)

      Portfolio turnover rate .............................           12.08 %




(a) For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.
(b) Not annualized.
(c) Annualized.

The Brown Capital Management Small Company Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                                         Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                        2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................      $  33.92     $  27.15     $  32.43     $  19.48     $  21.02

      (Loss) income from investment operations
           Net investment loss .................................         (0.21)       (0.17)       (0.04)       (0.18)       (0.12)
           Net realized and unrealized (loss) gain on investments       (13.69)        7.16        (3.43)       15.25        (1.19)
                                                                      --------     --------     --------     --------     --------

               Total from investment operations ................        (13.90)        6.99        (3.47)       15.07        (1.31)
                                                                      --------     --------     --------     --------     --------

      Distributions to shareholders from
           Net realized gain from investment transactions ......          0.00(a)     (0.22)       (1.81)       (2.12)       (0.23)
                                                                      --------     --------     --------     --------     --------

Net asset value, end of year ...................................      $  20.02     $  33.92     $  27.15     $  32.43     $  19.48
                                                                      ========     ========     ========     ========     ========

Total return ...................................................        (40.98)%      25.72 %     (11.29)%      78.85 %      (6.27)%
                                                                      ========     ========     ========     ========     ========

Ratios/supplemental data
      Net assets, end of year (000's) ..........................      $379,838     $412,694     $138,682     $ 61,020     $ 24,078
                                                                      ========     ========     ========     ========     ========


      Ratio of expenses to average net assets ..................          1.23 %       1.24 %       1.35 %       1.48 %       1.85 %

      Ratio of net investment loss to average net assets .......         (1.05)%      (0.83)%      (0.23)%      (0.99)%      (1.33)%

      Portfolio turnover rate ..................................          0.91 %       7.34 %       7.57 %      28.26 %      29.45 %


(a) The actual distribution is less than $0.01 per share.

The Brown Capital Management International Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Period)

                                                                                          Year ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................     $      9.04     $      9.71     $     11.83     $     10.00

   (Loss) income from investment operations
        Net investment income .................................            0.01            0.05            0.03            0.02
        Net realized and unrealized (loss) gain on investments and
          foreign  currency translations ......................           (2.73)          (0.68)          (1.83)           1.83
                                                                    -----------     -----------     -----------     -----------
            Total from investment operations ..................           (2.72)          (0.63)          (1.80)           1.85
                                                                    -----------     -----------     -----------     -----------

   Distributions to shareholders from
        Net investment income .................................            0.00           (0.02)          (0.02)          (0.02)
        Tax return of capital .................................            0.00           (0.02)           0.00            0.00
        Net realized gain from investment transactions ........            0.00            0.00           (0.30)           0.00
                                                                    -----------     -----------     -----------     -----------
            Total distributions ...............................            0.00           (0.04)          (0.32)          (0.02)
                                                                    -----------     -----------     -----------     -----------

Net asset value, end of period ................................     $      6.32     $      9.04     $      9.71     $     11.83
                                                                    ===========     ===========     ===========     ===========


Total return ..................................................          (30.09)%         (6.46)%        (15.67)%         18.56 %(b)
                                                                    ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of period ...............................   $       4,355    $      6,209     $     2,699     $     1,648
                                                                  =============    ============     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......            3.63 %          3.55 %          6.26 %          9.23 %(c)
           After expense reimbursements and waived fees .......            2.00 %          2.00 %          2.00 %          2.00 %(c)
      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......           (1.54)%         (0.86)%         (3.95)%         (7.11)%(c)
           After expense reimbursements and waived fees .......            0.09 %          0.69 %          0.30 %          0.12 %(c)
      Portfolio turnover rate .................................           38.43 %          5.90 %         14.85 %         23.61 %

(a) For the period from May 28, 1999  (commencement  of operations) to March 31,2000.
(b) Not annualized.
(c) Annualized.

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) by contacting the Funds at:

Documented:

Brown Capital Management Funds                     Internet:
Institutional Shares
c/o NC Shareholder Services                        www.browncapital.com
The Nottingham Company
116 South Franklin Street                          E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365             Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-06199

                                                              [Logo Here]

                                                       BROWN CAPITAL MANAGEMENT

[Logo Here]

BROWN CAPITAL MANAGEMENT



                Prospectus




                                                    The Brown Capital Management
                                                                    Mid-Cap Fund

                                                                 Investor Shares

                                                          Cusip Number 66976M763
                                                             NASDAQ Symbol BCMVX

                                                                   July 29, 2003



The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUND.......................................................................2

         Investment Objective..................................................2
         Principal Investment Strategy.........................................2
         Principal Risks Of Investing In The Fund..............................5
         Performance Information...............................................7
         Fees And Expenses Of The Fund.........................................7

MANAGEMENT OF THE FUND.........................................................9

         The Investment Advisor................................................9
         The Administrator....................................................11
         The Transfer Agent...................................................11
         The Distributor......................................................11

INVESTING IN THE FUND.........................................................13

         Minimum Investment...................................................13
         Purchase And Redemption Price........................................13
         Purchasing Shares....................................................14
         Redeeming Your Shares................................................16

OTHER IMPORTANT INVESTMENT INFORMATION........................................19

         Dividends, Distributions, And Taxes..................................19
         Financial Highlights.................................................20
         Additional Information.......................................Back Cover

THE FUND



INVESTMENT OBJECTIVE

The Brown Capital Management Mid-Cap Fund ("Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Fund is a diversified series of The
Nottingham Investment Trust II ("Trust") and is advised by Brown Capital Management, Inc. ("Advisor"). The Fund also offers Institutional Shares which are offered by another prospectus.



PRINCIPAL INVESTMENT STRATEGY

         Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

         Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.

This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

         Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the equity securities of mid-cap companies. This investment policy may be changed without shareholder approval upon at least 60 days prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective.

     Market Risk. The Fund will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

     Investment Style Risk. The Advisor's investment style may subject the Fund to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect.
     Consequently, the Fund may pay more for a portfolio security than it is worth.

     Investment   Advisor  Risk.  The  Advisor's   ability  to  choose  suitable
     investments has a significant impact on the ability of the Fund to achieve its investment objective.

     Market Sector Risk. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

     Equity Securities Risk. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

     Portfolio Turnover Risk. Although the Advisor intends to hold the Fund's portfolio securities for the long-term, the Advisor may sell such securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See the section of this Prospectus entitled "Financial Highlights" for the Fund's portfolio turnover rate for the prior period.

     Mid-cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

     Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, there is no calendar year performance information to be presented here for the Fund. However, you may request a copy of the Fund's most recent Annual and Semi-annual Reports, at no charge, by calling the Fund.


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund:


Shareholder Fees For Investor Shares
(fees paid directly from your investment)

      Maximum Sales Charge (Load) Imposed On Purchases
        (as a percentage of offering price) .............................None
      Redemption Fee
        (as a percentage of amount redeemed) ............................None

Annual Fund Operating Expenses For Investor Shares
(expenses that are deducted from fund assets)

      Management Fees...................................................0.75%
      Distribution and/or Service (12b-1) Fees..........................0.25%
      Other Expenses...................................................12.67%
                                                                       ------
      Total Annual Fund Operating Expenses.............................13.67%*
           Fee Waivers and/or Expense Reimbursements..................(12.12)%
                                                                       ------
           Net Expenses.................................................1.55%
                                                                        =====

*"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Shares of the Fund for the fiscal year ended March 31, 2003. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, capitalized expenditures, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.30% of the average daily net assets of the Investor Shares of the Fund for the fiscal year ending March 31, 2004. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund's total assets exceed $15 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Investor Shares of the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


--------------------- ------------ ------------- -------------- --------------
   Period Invested       1 Year       3 Years        5 Years       10 Years
--------------------- ------------ ------------- -------------- --------------
      Your Costs          $158         $2,746        $4,905         $8,863
--------------------- ------------ ------------- -------------- --------------

MANAGEMENT OF THE FUND


THE INVESTMENT ADVISOR

The Fund's investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund, (together with the Fund referred to as the "Brown Capital Management Funds") since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $4.7 billion in assets under management.

The Fund will be managed primarily by a portfolio management team consisting of Eddie C. Brown, Theodore M. Alexander III, Calvin H. Baker, Maurice L. Haywood and Stephon A. Jackson. Mr. Brown is the founder and controlling shareholder of the Advisor and has served as its President since its inception in 1983. Mr. Alexander is a Vice President and Portfolio Manager/Analyst of the Advisor and joined the Advisor in October 1995. Prior to this, Mr. Alexander was a Securities Analyst at Legg Mason Wood Walker from June 1994 to October 1995. From June 1990 to January 1994, Mr. Alexander was a Securities Analyst at Alex Brown & Sons, Inc. Mr. Baker is a Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Baker joined the Advisor in August 2000. Prior to this, Mr. Baker was a Financial Executive at the Wisconsin Energy Corporation from September 1991 to June 2000. From September 1988 to July 1991 he also served as a Financial Executive at Economic Development Corporation. Mr. Haywood joined the Advisor in February 2000 as a Portfolio Manager. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from November 1993 to January 2000. From August 1987 to November 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Jackson is a

Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Jackson joined the Advisor in July 1997. Prior to this, Mr. Jackson was Portfolio Manager/Director of Research at NCM Capital Management from March 1994 to June 1997. From March 1993 to March 1994, Mr. Jackson was an Analyst at Putnam Investments.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75%. However, to limit expenses of the Fund, the Advisor voluntarily waived all of its advisory fees for the fiscal year ended March 31, 2003.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.30% of the average daily net assets of the Investor Shares of the Fund for the fiscal year ending March 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days notice to the Trust as set forth in the Expense Limitation Agreement.

The Fund, may at a later date, reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three
(3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than 1.30% as described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Fund pays to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.



THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Investor Shares the annual rate of 0.25% of the average daily net assets of the Fund's Investor Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Fund and the investment advisory fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND

MINIMUM INVESTMENT

The Fund's Investor Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including the Fund's expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the

Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Brown Capital Management Mid-Cap Fund - Investor Shares" to:

             The Brown Capital Management Mid-Cap Fund
             Investor Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-877-892-4226, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to invest in may cause a delay in processing your
request.   Additionally,   please  have  your  bank  use  the   following   wire
instructions:

       Wachovia Bank, N.A.
       Charlotte, North Carolina
       ABA # 053000219
       For the: The Brown Capital Management Mid-Cap Fund - Investor Shares Account # 2000008667935
       For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Investor Shares may only be exchanged for Investor Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior written notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.



REDEEMING YOUR SHARES


Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Brown Capital Management Mid-Cap Fund
             Investor Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the Fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  Designation of Investor Shares and name of the Fund,
     (2)  Shareholder(s) name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder, and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 30-days' prior written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

OTHER IMPORTANT
INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gain distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable at the long-term capital gains tax rate. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2003) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.




FINANCIAL HIGHLIGHTS

The financial highlights shown below are intended to help you understand the Fund's financial performance since inception of the Fund. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal period below have been audited by Deloitte & Touche LLP, independent auditors, whose reports covering such period are incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-877-892-4226.

The Brown Capital Management Mid-Cap Fund

Investor Shares
(For a Share Outstanding Throughout the Period)

                                                          Period ended March 31,
                                                                 2003 (a)
                                                                 --------

Net asset value, beginning of period ......................... $     10.00

      Income from investment operations
           Net investment loss ...............................       (0.03)
           Net realized and unrealized gain on investments ...        0.30
                                                               -----------

               Total from investment operations ..............        0.27
                                                               -----------

Net asset value, end of period ............................... $     10.27
                                                               ===========

Total return .................................................        2.70 %(b)
                                                               ===========

Ratios/supplemental data
      Net assets, end of period .............................. $       542
                                                               ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....       13.67 %(c)
           After expense reimbursements and waived fees ......        1.56 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .....      (13.36)%(c)
           After expense reimbursements and waived fees ......       (1.25)%(c)

      Portfolio turnover rate ................................       12.08 %


(a) For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.
(b) Not annualized.
(c) Annualized.

The Brown Capital Management
Mid-Cap Fund is a series of
The Nottingham Investment Trust II

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:

Documented:

The Brown Capital Management Mid-Cap Fund            Internet:
Investor Shares
c/o NC Shareholder Services                          www.browncapital.com
The Nottingham Company
116 South Franklin Street                            E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365               Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      Investment Company Act file number 811-06199

                                                        [Logo Here]

                                                        BROWN CAPITAL MANAGEMENT

                       STATEMENT OF ADDITIONAL INFORMATION


                         BROWN CAPITAL MANAGEMENT FUNDS

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND
                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                Each a series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-892-4226

                                  July 29, 2003


                                Table of Contents
                                -----------------

  OTHER INVESTMENT POLICIES..................................................2
  INVESTMENT LIMITATIONS.....................................................3
  PORTFOLIO TRANSACTIONS.....................................................6
  NET ASSET VALUE............................................................8
  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................8
  DESCRIPTION OF THE TRUST...................................................9
  ADDITIONAL INFORMATION CONCERNING TAXES...................................10
  MANAGEMENT AND OTHER SERVICE PROVIDERS....................................11
  SPECIAL SHAREHOLDER SERVICES..............................................24
  ADDITIONAL INFORMATION ON PERFORMANCE.....................................25
  FINANCIAL STATEMENTS......................................................28
  APPENDIX A - DESCRIPTION OF RATINGS.......................................29
  APPENDIX B - PROXY VOTING POLICIES .......................................33

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, dated the same date as this SAI, for the Institutional Shares of The Brown Capital Management Balanced Fund ("Balanced Fund"), The Brown Capital Management Equity Fund ("Equity Fund"), The Brown Capital Management Mid-Cap Fund ("Mid-Cap Fund"), The Brown Capital Management Small Company Fund ("Small Company Fund") and The Brown Capital Management International Equity Fund ("International Equity Fund") (each a "Fund" and collectively, the "Funds") and for the Investor Shares of the Mid-Cap Fund and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Funds' Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Funds' Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The Balanced Fund, Equity Fund, and Small Company Fund, were organized in 1992, the International Equity Fund was organized in 1999, and the Mid-Cap Fund was organized in 2002 and each is a separate diversified series of The Nottingham Investment Trust II ("Trust"), an open-end management investment company. The Trust was organized on October 25, 1990, as a Massachusetts business trust. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectuses for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Funds may invest.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor
(normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Brown Capital Management, Inc. ("Advisor"), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

                             INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular Fund. A "majority" for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Balanced Fund, Equity Fund, and Small Company Fund, may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) With respect to the Balanced Fund and the Equity Fund, purchase foreign securities (except those funds may purchase foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

As a matter of fundamental policy, the Mid-Cap Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year;

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) Purchase foreign securities (except foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

As a matter of fundamental policy, the International Equity Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5) Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7) Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;

(8)  Invest 25% or more of the value of its total assets in any one country; and

(9) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

The following are the International Equity Fund's non-fundamental operating restrictions, which may be changed by the Trustees without shareholder approval. The International Equity Fund may not:

(1) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)  Purchase securities on margin but the International  Equity Fund may obtain
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions;

(3) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the International Equity Fund does not own. A short sale is "against the box" to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4) Participate on a joint or joint and several basis in any trading account in securities;

(5) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; and

(7)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. Because of increased portfolio trading primarily due to market conditions, the Balanced Fund's, the Equity Fund's, and the International Equity Fund's portfolio turnover rates were significantly higher for the fiscal year ended March 31, 2003 than the fiscal year ended March 31, 2002.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The Advisor directed a portion of the Funds' brokerage transactions to certain brokers because of those types of research services provided. The amount of these transactions for the fiscal year ended March 31, 2003 for the Balanced Fund, the Equity Fund, the Mid-Cap Fund, the Small Company Fund, and the International Equity Fund were $4,997,964, $6,477,184, $1,192,430, $53,881,736 and $2,336,437, respectively, and the related commissions paid to these brokers were $8,590, $11,157, $2,493, $254,214 and $8,463, respectively, for that year.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 2001, 2002, and 2003, the Balanced Fund paid brokerage commissions of $10,131, $8,325, and $13,436, respectively (the increase in brokerage commissions for the fiscal year ended March 31, 2003 was primarily due to increased portfolio trading due to market conditions); the Equity Fund paid brokerage commissions of $11,859, $13,906, and $19,970, respectively (the increase in brokerage commissions for the fiscal year ended March 31, 2003 was primarily due to increased portfolio trading due to market conditions); the Small Company Fund paid brokerage commissions of $11,269, $46,186, and $336,089, respectively (the increases in brokerage commissions for the fiscal years ended March 31, 2002 and 2003 were primarily due to increased trading resulting from growth in the Small Company Fund's assets); the International Equity Fund paid brokerage commissions of $7,104, $13,891 and $12,290, respectively (the increases in brokerage commissions for the fiscal years ended March 31, 2002 and 2003 were primarily due to increased trading resulting from growth in the International Equity Fund's assets). The Mid-Cap Fund paid brokerage commissions of $3,422 for the period September 30, 2002

(commencement of operations) to March 31, 2003. As of March 31, 2003, the Balanced Fund and the Equity Fund owned $122,544 and $170,200, respectively, of common stock of The Goldman Sachs Group, Inc., a regular broker-dealer of the those two funds. Additionally, the Balanced Fund owned $48,809 of corporate bonds of J.P. Morgan Chase & Co., a regular broker-dealer of the Balanced Fund.

                                 NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to the Fund" consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund are conclusive.

In valuing the Funds' total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2001, 2002, and 2003, the total expenses after fee waivers and expense reimbursements were $175,663, $158,527 and $137,663, respectively, for the Balanced Fund; $137,973, $154,928 and $138,339,
respectively,  for the  Equity  Fund;  $1,247,194,  $3,148,984  and  $4,558,456,
respectively, for the Small Company Fund; and $49,545, $106,129 and $103,360, respectively, for the International Equity Fund. For the fiscal period September 30, 2002 (commencement of operations) to March 31, 2003, the total expenses after fee waivers and expense reimbursements for the Mid-Cap Fund were $10,047.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. ("Distributor") serves as distributor of shares of the Funds.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Funds - Redeeming Your Shares," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end management investment company. The Trust's Amended and Restated Declaration of Trust authorizes the
Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of eight series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; the EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland ("Brown Capital Management Funds"); and the WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia. Currently, the Mid-Cap Fund offers two classes of shares:
Institutional Shares and Investor Shares. The other Funds currently only offer the Institutional Shares class. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gain tax rates. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

 If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as a qualified dividend, (ii) any tax-exempt dividend as an exempt-interest dividend (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2003) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Funds will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.



                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds' officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds;

review performance of the Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustees who are "interested persons" as defined in the 1940 Act ("Interested Trustees"), as well as each officer of the Trust. The address of each Trustee and Officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                    TRUSTEES

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                                                          Number of
                                                                                        Portfolios in
                            Position(s)                                                 Fund Complex
         Name, Age,         held with    Length of       Principal Occupation(s)        Overseen by    Other Directorships Held by
         And Address        Fund/Trust  Time Served        During Past 5 Years            Trustee                Trustee
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                       Independent Trustees
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Jack E. Brinson, 71         Trustee,    Since 1990   Retired;  previously,   President        8       Independent Trustee   of  the
                            Chairman                 of   Brinson    Investment    Co.                following:    Gardner    Lewis
                                                     (personal     investments)    and                Investment Trust for the three
                                                     President  of Brinson  Chevrolet,                series  of that   trust;   New
                                                     Inc. (auto dealership)                           Providence  Investment   Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust;     Hillman     Capital
                                                                                                      Management  Investment   Trust
                                                                                                      for  the two  series  of  that
                                                                                                      trust; and de Leon Funds Trust
                                                                                                      for  the one  series  of  that
                                                                                                      trust     (all      registered
                                                                                                      investment companies)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
J. Buckley Strandberg, 43   Trustee     Since 1991   President  of Standard  Insurance        8                    None
                                                     and   Realty    (insurance    and
                                                     property management)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
James H. Speed, Jr., 50     Trustee     Since        President  and  CEO of NC  Mutual        8       Independent  Trustee   of  RBC
                                        September    Life      Insurance       Company                Funds, Inc. for its six series
                                        2002         (insurance   company)  since  May                (all  registered    investment
                                                     2003;    President    of    Speed                companies)
                                                     Financial       Group,       Inc.
                                                     (consulting/private  investments)
                                                     since  March  2000;   previously,
                                                     Senior  Vice   President,   Chief
                                                     Financial  Officer & Treasurer of
                                                     Hardee's   Food   Systems,   Inc.
                                                     (food  service   retailer)   from
                                                     July 1997 to March  2000;  Senior
                                                     Vice   President   Controller  of
                                                     Hardee's Food Systems,  Inc. from
                                                     January 1995 to July 1997
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

                                       12

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
                                                       Interested Trustees*
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Richard K. Bryant, 43       Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249       President   since        Group,  Inc.  (distributor of the
Raleigh, North Carolina     and         September    Funds); Vice President of Capital
27622                       Principal   2002;        Investment     Counsel,      Inc.
                            Executive   President    (advisor  of  the  Capital  Value
                            Officer,    since 1990;  Fund);   President   of   Capital
                            Capital     Principal    Investment    Brokerage,     Inc.
                            Value Fund  Executive    (broker/dealer     firm);     and
                                        Officer      President of Capital  Value Fund;
                                        since 2002   Trustee   of  the   Trust   since
                                                     September    2002;    previously,
                                                     Trustee  of the  Trust  from 1990
                                                     until June 2002
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Keith A. Lee, 43            Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street      Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202   President   2002;        (advisor of  the Funds)  and Vice
                            and         Vice         President  of the  Brown  Capital
                            Principal   President    Management Funds;  Trustee of the
                            Executive   since 1992;  Trust since June 2002.
                            Officer,    Principal
                            the Brown   Executive
                            Capital     Officer
                            Management  since 2002
                            Funds
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
*Basis of Interestedness. Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
 Trustee because  he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Other Officers
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Eddie C. Brown, 62          President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street      the Brown   1992         Management,   Inc.;   previously,
Baltimore, Maryland  21202  Capital                  Trustee  of the  Trust  from 1992
                            Management               until June 2002
                            Funds
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Elmer O. Edgerton, Jr., 53  Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249      President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina     Capital                  Carolina;   Vice   President   of
27622                       Value Fund               Capital  Investment Group,  Inc.,
                                                     Raleigh,  North  Carolina;   Vice
                                                     President  of Capital  Investment
                                                     Brokerage, Inc.
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
R. Mark Fields, 50          Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street     President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                   EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201           Partners                 Trust),  since 1999;  previously,
                            Fixed                    Vice    President   of   Investek
                            Income                   Capital     Management,     Inc.,
                            Trust                    Jackson,    Mississippi   (former
                                                     advisor of the  EARNEST  Partners
                                                     Fixed Income Trust)
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Douglas S. Folk, 42         Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street        President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309          Partners                 President  of  Investek   Capital
                            Fixed                    Investment,     Inc.,    Jackson,
                            Income                   Mississippi, 1996 to 1999
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
John M. Friedman, 59        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street        President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                  EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309          Partners                 President  of  Investek   Capital
                            Fixed                    Management,     Inc.,    Jackson,
                            Income                   Mississippi
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

                                       13

--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Michael T. McRee, 59        President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street     and         since        Partners   Limited,   LLC   since
2nd Floor                   Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi  39201 Executive   Principal    Investek   Capital    Management,
                            Officer,    Executive    Inc.,    Jackson,    Mississippi;
                            EARNEST     Officer      President   of  Investek   Timber
                            Partners    since 2002   Management   (timber   management
                            Fixed                    and marketing)
                            Income
                            Trust
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
L. Norfleet Smith, Jr., 41  Principal   Since        Executive Vice   President   of         n/a                    n/a
150 West Main Street        Executive   2002         Wilbanks, Smith & Thomas Asset
Suite 1700                  Officer,                 Management,LLC  (advisor  of the
Norfolk, Virginia  23510    WST Growth               WST  Growth Fund), Norfolk,
                            Fund                     Virginia
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Wayne F. Wilbanks, 42       President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street        WST Growth  1997         Thomas
Suite 1700                  Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                             Virginia
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
C. Frank Watson III, 32     Secretary,  Secretary    President  and  Chief   Operating       n/a                    n/a
                            Treasurer,  since 1994;  Officer   (since   1999)  of  The
                            and         Treasurer    Nottingham                Company
                            Principal   and          (administrator   to  the   Fund);
                            Financial   Principal    previously,    Chief    Operating
                            Officer     Financial    Officer of The Nottingham Company
                                        Officer
                                        since 2002
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------
Julian G. Winters, 34       Assistant   Since        Vice  President-Compliance              n/a                    n/a
                            Secretary   2002         Administration  (since  1998)  of
                            and                      The      Nottingham      Company;
                            Assistant                previously,  Fund Accountant, The
                            Treasurer                Nottingham Company
--------------------------- ----------- ------------ ---------------------------------- ------------- ------------------------------

Trustee Standing Committees. The Board of Trustees has established the following standing committees:

         Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Funds' last fiscal year.

         Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. The Nominating Committee meets only as necessary. The Nominating Committee met once during the Funds' last fiscal year.

         Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Funds' last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of each Fund's equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of valuation date of December 31, 2002. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

----------------------------- ----------------------- ------------ ---------------------------
                                                                   Aggregate Dollar Range of
                                                        Dollar      Equity Securities in All
                                                       Range of     Funds Overseen or to be
                                                        Equity       Overseen by Trustee in
                                                      Securities      Family of Investment
      Name of Trustee                 Funds           in the Fund          Companies*
----------------------------- ----------------------- ------------ ---------------------------
                                    INDEPENDENT TRUSTEES
----------------------------- ----------------------- ------------ ---------------------------
Jack E. Brinson               Equity Fund                  A
----------------------------- ----------------------- ------------ ---------------------------
                              Balanced Fund                A
----------------------------- ----------------------- ------------ ---------------------------
                              Small Company Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              International Equity         A
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              Mid-Cap Fund                 A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               A
----------------------------- ----------------------- ------------ ---------------------------
J. Buckley Strandberg         Equity Fund                  A
----------------------------- ----------------------- ------------ ---------------------------
                              Balanced Fund                A
----------------------------- ----------------------- ------------ ---------------------------
                              Small Company Fund           B
----------------------------- ----------------------- ------------ ---------------------------
                              International Equity         A
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              Mid-Cap Fund                 A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               B
----------------------------- ----------------------- ------------ ---------------------------
James H. Speed, Jr.           Equity Fund                  A
----------------------------- ----------------------- ------------ ---------------------------
                              Balanced Fund                A
----------------------------- ----------------------- ------------ ---------------------------
                              Small Company Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              International Equity         A
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              Mid-Cap Fund                 A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               A
----------------------------- ----------------------- ------------ ---------------------------
                                     INTERESTED TRUSTEES
----------------------------- ----------------------- ------------ ---------------------------
Richard K. Bryant             Equity Fund                  A
----------------------------- ----------------------- ------------ ---------------------------
                              Balanced Fund                A
----------------------------- ----------------------- ------------ ---------------------------
                              Small Company Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              International Equity         A
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              Mid-Cap Fund                 A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               C
----------------------------- ----------------------- ------------ ---------------------------
Keith A. Lee                  Equity Fund                  A
----------------------------- ----------------------- ------------ ---------------------------
                              Balanced Fund                A
----------------------------- ----------------------- ------------ ---------------------------
                              Small Company Fund           A
----------------------------- ----------------------- ------------ ---------------------------
                              International Equity         A
                              Fund
----------------------------- ----------------------- ------------ ---------------------------
                              Mid-Cap Fund                 A
----------------------------- ----------------------- ------------ ---------------------------
                                                                               A
----------------------------- ----------------------- ------------ ---------------------------

    *Includes all the funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2002, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreements. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the investment advisory agreements for each Fund (each an "Advisory Agreement" or collectively, "Advisory Agreements") with the Advisor, except for the Mid-Cap Fund's Advisory Agreement which was approved for an initial two year period and is subject to annual renewal and continuance thereafter. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of each Fund and the basic future strategy of the Advisor with regard to each of the Funds. In addition, before the Trustees' meeting to decide on whether to renew the Advisory
Agreements, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to each Fund. In evaluating whether to renew and continue the Advisory Agreement for each Fund, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Funds' other service providers, including Fund counsel. The Trustees also reviewed certain soft dollar arrangements involving the receipt of computer software that assists the Advisor with investment research for the Funds.

In deciding on whether to renew and continue the Advisory Agreements, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the respective Fund; (iv) overall expenses of the particular Fund including the Expense Limitation Agreement between the Trust on behalf of the particular Fund and the Advisor;
(v) the financial condition of the Advisor and (vi) the Advisor's investment strategy for each of the Funds.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for each of the Funds: (i) that the terms of the Advisory Agreements were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreements and each Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Funds to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreements or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreements for the Funds for another year (an initial two year period for the Mid-Cap Fund).

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2003. Each of the Trustees serves as a Trustee to the eight funds of the Trust, including each of the Funds.

                               Compensation Table

----------------------------------- ---------------- ----------------- ------------------- ----------------- -----------------
                                    Aggregate                          Pension                               Total
                                    Compensation                       or Retirement       Estimated         Compensation
                                    from each        Aggregate         Benefits            Annual            from the Fund
                                    Fund (except     Compensation      Accrued As          Benefits          and
                                    for Mid-Cap      from the          Part of Fund        Upon              Trust Paid to
Name of Person, Position            Fund)            Mid-Cap Fund*     Expenses            Retirement        Trustees
----------------------------------- ---------------- ----------------- ------------------- ----------------- -----------------
                                                      Independent Trustees
---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------
Jack E. Brinson,  Trustee               $1,350             $850               None               None            $10,300

---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------
J. Buckley Strandberg, Trustee          $1,200             $850               None               None             $9,250
---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------
James H. Speed, Jr., Trustee             $975              $725               None               None             $7,550
---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------
                                                       Interested Trustees
---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------
Richard K. Bryant, Trustee               None              None               None               None              None
---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------
Keith A. Lee, Trustee                    None              None               None               None              None
---------------------------------- ----------------- ----------------- ------------------- ----------------- -----------------

     *Compensation is shown for the period from September 30, 2002 (commencement of operations) to March 31, 2003. It is anticipated that each Trustee will receive between $1,000 and $1,500 in compensation from the Mid-Cap Fund for the fiscal year ended March 31, 2004.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. To the extent that the Funds invest in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy are included as Appendix B to the SAI.

After June 30, 2004, information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-800-773-3863 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of July 11, 2003, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 28.267% of the Institutional Shares of the Balanced Fund, 66.005% of the outstanding Institutional Shares of the Equity Fund, less than 1% of the Institutional Shares of the Small Company Fund, 30.656% of the Institutional Shares International Equity Fund, and 96.906% and 0% of the Institutional Shares and Investor Shares of the Mid-Cap Fund, respectively. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares and Investor Shares, as applicable, of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares or Investor Shares, as applicable, of the Funds as of July 11, 2003.

                                 BALANCED FUND
                              Institutional Shares

Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Brown Capital Management, Inc.           201,846.993 shares            24.933%
Money Purchase Pension & Profit
Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

The City of Baltimore Deferred           145,285.382 shares            17.946%
Compensation Plan
100 North Holliday Street
Room 469
Baltimore, Maryland  21202

Wachovia Bank, N.A.                       85,662.390 shares            10.581%
Charles S. Thurston R/O IRA
701 North St. Mary's Street  #35
San Antonio, Texas  78205

Wachovia Bank, N.A.                       47,502.025 shares             5.868%
Raymond Haysbert, Sr. IRA R/O
3300 Hillen Road
Baltimore, Maryland  21218


                                   EQUITY FUND
                              Institutional Shares


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Brown Family Limited Partnership,        475,940.839 shares            57.452%**
A Maryland Limited Partnership *
11102 Old Carriage Road
Glen Arm, Maryland  21057

George B. Delaplaine, III                 51,751.997 shares              6.247%
16151 Elloitt Parkway
Williamsport, Maryland  21795

                               SMALL COMPANY FUND
                              Institutional Shares


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Charles Schwab & Co., Inc.              3,711,790.735 shares           17.369%
Attn:  Mutual Funds Department
101 Montgomery Street
San Francisco, California  94104

Nationwide Insurance Company            1,506,546.006 shares            7.050%
DCVA
Post Office Box 182029
Columbus, Ohio  43218

Coors Retirement Plan                   1,485,600.363 shares            6.952%
Attn:  Rich Harris
Post Office Box 4030
Golden, Colorado  80401

Nationwide Insurance Company            1,442,188.308 shares            6.749%
NACO
Post Office Box 182029
Columbus, Ohio  43218-2029

American Express Trust Company          1,432,137.304 shares            6.702%
FBO American Express Trust
50534 AXP Financial Center
Minneapolis, Minnesota  55474

Advocate Health Care Network            1,213,169.941 shares            5.677%
Portable Pension Plan
Attn:  Raymond Koca
2025 Windsor Drive
Oak Brook, Illinois  60523

American Express Trust Company          1,206,703.638 shares            5.647%
FBO American Express Trust
50534 AXP Financial Center
Minneapolis, Minnesota  55474

                            INTERNATIONAL EQUITY FUND
                              Institutional Shares


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Delaplaine B Trust,                      175,090.361 shares            25.366%**
A Maryland Trust,
George Delaplaine Jr.
c/o Cass Parker
Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Carmen S. Brown                           72,414.630 shares             10.491%
& Eddie C. Brown, JTWROS
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc.            71,387.692 shares             10.342%
Investment Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202

Delaplaine 1989 Family Trust              70,586.430 shares             10.226%
George Delaplaine Jr.
c/o Cass Parker
Allfirst Trust Company
Post Office Box 1596
Baltimore, Maryland  21203

Delaplaine D Trust                        55,984.950 shares              8.111%
George Delaplaine Jr.
c/o Heather Tuason
Allfirst Trust Company
1350 Eye Street, Suite 200
Washington, DC  20005

Suntrust Bank FBO Energetics Inc.         41,942.595 shares              6.076%
PSPT Account
Post Office Box 105870
Center 3144
Atlanta, Georgia  30348-5870

                                  MID-CAP FUND
                              Institutional Shares


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Brown Family Limited Partnership         118,084.630 shares            74.113%**
A Maryland Limited Partnership *
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc.            36,316.732 shares             22.793%
Investment Option Plan
1201 North Calvert Street
Baltimore, Maryland  21202

                                  MID-CAP FUND
                                 Investor Shares


Name and Address of                     Amount and Nature of
Beneficial Owner                        Beneficial Ownership           Percent
----------------                        --------------------           -------

Calvert Distributors FBO                 30,169.308 shares             44.229%**
DC 529 Plan Single Option
Post Office Box 11466
Washington, DC  20077

Calvert Distributors FBO                 22,927.048 shares             33.612%**
DC 529 Plan Ages 0-5
Post Office Box 11466
Washington, DC  20077

Calvert Distributors FBO                 8,904.781 shares               13.055%
DC 529 Plan Ages 6-10
Post Office Box 11466
Washington, DC  20077

Calvert Distributors FBO                 5,122.337 shares                7.509%
DC 529 Plan Ages 11-13
Post Office Box 11466
Washington, DC  20077

 *Controlled by Eddie C. Brown, a Trustee and control person of the Advisor, and C. Sylvia Brown.
**Deemed a "control person" of the Fund as defined by applicable SEC regulations.



Investment Advisor and Other Service Providers

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland and its duties and compensation as advisor is contained in the Prospectuses. The Advisor supervises the Funds' investments pursuant to an investment advisory agreement for each of the Funds. The Advisory Agreements are currently effective for a one-year period (an initital two year period for the Mid-Cap Fund) and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreements are terminable without penalty on 60-days' notice by a Fund (by the Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund's investments in accordance with the stated policies of the particular Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the Prospectuses along with descriptions of their work experience. Eddie C. Brown is the control person of the Advisor, by ownership, is also an officer of the Trust and until June 2002 was a Trustee of the Trust.

Under the Advisory Agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreements.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all net assets over $100 million. For the fiscal year ended March 31, 2001, the Advisor received $48,154 of its fee after voluntarily waiving $46,974 of its fee for that fiscal year and reimbursed $2,069 of the Balanced Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2002, the Advisor received $19,128 of its fee after waiving $66,738 of its fee for that fiscal year. For the fiscal year ended March 31, 2003, the Advisor received $3,351 of its fee after voluntarily waiving $71,197 of its fee for that fiscal year and reimbursed $1,018 of the Balanced Fund's operating expenses for that fiscal year.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all net assets over $100 million. For the fiscal year ended March 31, 2001, the Advisor received $19,653 of its fee after voluntarily waiving $55,221 of its fee for that fiscal year and reimbursed $8,916 of the Equity Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2002, the Advisor received $15,066 of its fee after waiving $68,900 of its fee for that fiscal year and reimbursed $2,016 of the Equity Fund's operating expenses for that fiscal year. For the fiscal year ended March 31, 2003, the Advisor received $5,449 of its fee after voluntarily waiving $69,414 of its fee for that fiscal year and reimbursed $9,394 of the Equity Fund's operating expenses for that fiscal year.

Compensation of the Advisor with regards to the Mid-Cap Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.75%. For the fiscal period from September 30, 2002 (commencement of operations) to March 31, 2003, the Advisor voluntarily waived all of its fee in the amount of $5,643 and reimbursed $96,712 of the Fund's operating expenses.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%. For the fiscal years ended March 31, 2001, 2002 and 2003, the Advisor receive all of its fee in the amounts of $924,890, $2,543,753 and $3,719,906, respectively.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all net assets over $100 million. For the fiscal years ended March 31, 2001, 2002 and 2003, the Advisor voluntarily waived all of its fee in the amounts of $24,758, $53,068 and $51,622, respectively, and reimbursed $80,634, $29,180 and $32,501, respectively, of the Fund's operating expenses.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (1) procures on behalf of, and coordinates with the custodian and monitors the services it provides to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (4) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a monthly minimum general administration fee of $2,000. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per

Fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset based fee of 0.01% of the net assets of each Fund. The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $100 million of each Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Balanced Fund for the fiscal years ended March 31, 2003, 2002, and 2001, the Administrator received general administration fees of $20,071, $23,118, and $25,611, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,147, $28,321, and $25,479, respectively, from the Balanced Fund.

For services to the Equity Fund for the fiscal years ended March 31, 2003, 2002, and 2001, the Administrator received general administration fees of $20,155, $22,606, and $20,158, respectively. For the same fiscal years, the Administrator received fund accounting fees of $28,152, $28,292, and $25,379, respectively, from the Equity Fund.

For services to the Mid-Cap Fund for the fiscal period from September 30, 2002 (commencement of operations) to March 31, 2003, the Administrator received general administration fees of $1,317 and fund accounting fees of $18,075 from the Mid-Cap Fund.

For services to the Small Company Fund for the fiscal years ended March 31, 2003, 2002, and 2001, the Administrator received general administration fees of $446,991, $329,375, and $151,234, respectively. For the same fiscal years, the Administrator received fund accounting fees of $64,199, $52,437, and $29,513, respectively, from the Small Company Fund.

For services to the International Equity Fund for the fiscal years ended March 31, 2003, 2002 and 2001, the Administrator received general administration fees of $9,034, $9,287, and $4,333, respectively. For the same fiscal years, the Administrator received fund accounting fees of $27,516, $27,531, and $25,099, respectively, from the International Equity Fund.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each of the Funds' shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ( "Distribution Agreement") approved by the Trustees. The Distributor is controlled by Richard K. Bryant, a Trustee and officer of the Trust and President of the Distributor, and Elmer O. Edgerton, Jr. an officer of the Trust and Vice President of the Distributor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

The Mid-Cap Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see "Management of the Fund - Distribution Plan" in the Prospectus for the Mid-Cap Fund's Investor Shares). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above. Potential benefits of the Plan to the Mid-Cap Fund include improved shareholder services, savings to the Mid-Cap Fund in transfer agency costs, savings to the Mid-Cap Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.

Under the Plan, the Mid-Cap Fund may expend up to 0.25% of the Mid-Cap Fund's Investor Shares average daily net assets annually to finance any activity primarily intended to result in the sale of Mid-Cap Fund Investor Shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Mid-Cap Fund Investor Shares may not exceed 0.25% of the Mid-Cap Fund's Investor Shares average annual net asset value.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Mid-Cap Fund with respect to the Investor Shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Distribution Plan and in connection with their annual consideration of renewal of the Distribution Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Mid-Cap Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to Investor Shares of the Mid-Cap Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to Investor Shares of the Mid-Cap Fund; (c) holding seminars and sales meetings designed to promote the distribution of Investor Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Mid-Cap Fund investment objectives and policies and other information about the Mid-Cap Fund, including the performance of the Mid-Cap Fund; (e) training sales personnel regarding the Investor Shares of the Mid-Cap Fund; (f) compensation of broker-dealers and sales personnel; and
(g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares of the Mid-Cap Fund.

All of the Mid-Cap Fund distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Mid-Cap Fund will be borne by such person without any reimbursement from the Mid-Cap Fund. Subject to seeking best price and execution, the Mid-Cap Fund may, from time to time, buy or sell portfolio securities from or to firms, which recieve payments under the Plan.

For the fiscal period ended March 31, 2003, the Mid-Cap Fund incurred $309 in costs connected with the Plan for the Investor Shares. Such costs were spent primarily on compensation to broker-dealers for the sale of Investor Shares of the Mid-Cap Fund.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of each Fund held by each Custodian plus additional out of pocket and transaction expenses incurred by each of the Funds.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for each of the Funds, audits the annual financial statements of each of the Funds, prepares each of the Funds' federal and state tax returns, and consults with each of the Funds on matters of accounting and federal and state income taxation. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Funds.

                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates normally are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the
Prospectuses). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4226, or by writing to:

                         Brown Capital Management Funds
                                 [Name of fund]
             Institutional Shares or Investor Shares, please specify
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing In The Funds - Purchase And Redemption Price" in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectuses under the heading "Investing In The Funds - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. Each Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

         P(1+T)^n = ERV

Where:   T =    average annual total return.
         ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P =    hypothetical initial payment of $1,000.
         n =    period covered by the computation, expressed in terms of years.

Each Fund may also compute the cumulative total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Funds may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Funds' performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes on distributions of Institutional Shares of the Balanced Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (21.85)%, (4.23)% and 5.38%, respectively. The cumulative total return before taxes on distributions of those shares for the ten-year period ended March 31, 2003 was 68.94%. The average annual total returns after taxes on distributions of Institutional Shares of the Balanced Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (22.12)%, (4.94)% and 4.16%, respectively. The cumulative total return after taxes on distributions of those shares for the ten-year period ended March 31, 2003 was 50.26%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Balanced Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (14.22)%, (3.32)%, and 4.20%, respectively. The cumulative total return after taxes on distributions and sale of those shares for the ten-year period ended March 31, 2003 was 50.83%.

The average annual total returns before taxes on distributions of Institutional Shares of the Equity Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (30.40)%, (7.18)% and 4.87%, respectively. The cumulative total return before taxes on distributions of those shares for the ten-year period ended March 31, 2003 was 60.91%. The average annual total returns after taxes on distributions of Institutional Shares of the Equity Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (30.40)%, (7.97)% and 3.98%, respectively. The cumulative total return after taxes on distributions of those shares for the ten-year period ended March 31, 2003 was 47.81%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Equity Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (19.76)%, (5.24)%, and 4.19%, respectively. The cumulative total return after taxes on distributions and sale of those shares for the ten-year period ended March 31, 2003 was 50.73%.

The cumulative total return before taxes on distributions of Institutional Shares of the Mid-Cap Fund since September 30, 2002 ("Inception") through March 31, 2003 was 2.80%. The cumulative total return after taxes on distributions of Institutional Shares of the Mid-Cap Fund since Inception through March 31, 2003 was 2.80%. The cumulative total return after taxes on distributions and sale of Institutional Shares of the Mid-Cap Fund since Inception through March 31, 2003 was 1.82%.

The cumulative total return before taxes on distributions of Investor Shares of the Mid-Cap Fund since September 30, 2002 ("Inception") through March 31, 2003 was 2.70%. The cumulative total return after taxes on distributions of Investor Shares of the Mid-Cap Fund since Inception through March 31, 2003 was 2.70%. The cumulative total return after taxes on distributions and sale of Investor Shares of the Mid-Cap Fund since Inception through March 31, 2003 was 1.76%.

The average annual total returns before taxes on distributions of Institutional Shares of the Small Company Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (40.98)%, 1.99% and 9.97%, respectively. The cumulative total return before taxes on distributions of those shares for the ten-year period ended March 31, 2003 was 158.56%. The average annual total returns after taxes on distributions of Institutional Shares of the Small Company Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (40.98)%, 1.35% and 9.10%, respectively. The cumulative total return after taxes on distributions of those shares for the ten-year period ended March 31, 2003 was 139.01%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the Small Company Fund for the one-year, five-year and ten-year periods ended March 31, 2003 were (26.63)%, 1.72%, and 8.31%, respectively. The cumulative total return after taxes on distributions and sale of those shares for the ten-year period ended March 31, 2003 was 122.11%.

The average annual total returns before taxes on distributions of Institutional Shares of the International Equity Fund for the one-year and three-year periods ended March 31, 2003 and the period since May 28, 1999 ("Inception") through March 31, 2003 were (30.09)%, (18.00)% and (10.47)%, respectively. The cumulative total return before taxes on distributions of those shares since Inception through March 31, 2003 was (34.62)%. The average annual total returns after taxes on distributions of Institutional Shares of the International Equity Fund for the one-year and three-year periods ended March 31, 2003 and the period since Inception through March 31, 2003 were (30.09)%, (18.32)% and (10.76)%, respectively. The cumulative total return after taxes on distributions of those shares since Inception through March 31, 2003 was (35.43)%. The average annual total returns after taxes on distributions and sale of Institutional Shares of the International Equity Fund for the one-year and three-year periods ended March 31, 2003 and the period since Inception through March 31, 2003 were (19.56)%, (13.84)% and (8.16)%, respectively. The cumulative total return after taxes on distributions and sale of those shares since Inception through March 31, 2003 was (27.90)%.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 Total Return Index and the Lehman Government/Corporate Bond Index. The Mid-Cap Fund may also compare its performance, alone or in a combination, with the S&P 400 Mid-cap Index, the Russell Mid-cap Index, and the Russell Mid-cap Growth Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, Russell 2000 Growth Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. The International Equity Fund may compare its performance with the MSCI All Country World Free EX USA Gross Index, and the MSCI EAFE International Gross Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectuses to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year (or period for the Mid-Cap Fund) ended March 31, 2003, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A -DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Debt which is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

     MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

     BBB - Bonds rated BBB have  below-average  protection factors but are still
     considered  sufficient  for  prudent  investment.   There  is  considerable
     variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff l- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advsisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+.

     F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

     (1)  the Trust's Proxy Voting and Disclosure Policy and
     (2)  the Advisor's Proxy Voting Policy.

                       THE NOTTINGHAM INVESTMENT TRUST II
                       PROXY VOTING AND DISCLOSURE POLICY

I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that The Nottingham Investment Trust II ("Trust") and each of its series of shares (individually a "Fund" and collectively "Funds") disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A. General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B. Delegation to Fund's Advisor

     The Board believes that each Fund's investment advisor ("Advisor") is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

     (1) to make the proxy voting decisions for the Fund; and
     (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by Advisor.

     C. Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund's Advisor's Voting Policy, provided such specific voting policy was approved by the Board or
     (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Fund's Advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

          Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

          In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv)     The shareholder meeting date;
         (v)      A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

          Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;
         (ii)     Proxy Statements received regarding each Fund's securities;
         (iii)    Records of votes cast on behalf of each Fund; and
         (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.   Proxy Voting Committee

     A.   General

     The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 17th day of June, 2003.

                            BROWN CAPITAL MANAGEMENT
                               PROXY VOTING POLICY


It is the intent of Brown Capital Management ("BCM") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, BCM has retained Institutional Shareholder Services ("ISS") an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by BCM Administration and Investment staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

Institutional Shareholder Services (ISS)
----------------------------------------

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Designated members of BCM's investment staff ("Investment Staff") individually determine how each proxy ballot will be voted using ISS's research, analysis, and voting recommendations as a guideline only.

When specifically directed by a client with a separately managed account, we will vote as requested.

Conflicts of Interest
---------------------

The Investment Staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

Voting Procedures
-----------------


The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System.

BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, the BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

     1) Proxies for securities held in an unsupervised portion of a client's account,

     2)   Proxies that are subject to blocking restrictions,

     3)   Proxies that require BCM to travel overseas in order to vote, or

     4)   Proxies that are written in a language other than English.

Record Retention
----------------

BCM retains records relating to:

     1)   Proxy voting policies and procedures,

     2)   Proxy statements received for client securities,

     3)   Records of votes cast on behalf of clients,

     4) Records of client requests for proxy voting information and written responses by BCM to such requests, and

     5) Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.


Voting Guidelines
-----------------


While BCM's policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

     A.   Corporate Governance

          1.   Election of Directors and Similar Matters

               In an uncontested election, BCM will generally vote in favor of management's proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, BCM will review any contested proposal on its merits.

          2.   Audit Committee Approvals

               BCM generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. BCM will generally vote to ratify management's recommendation and selection of auditors.

          3.   Shareholder Rights

               BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

          4.   Anti-Takeover  Measures,  Corporate  Restructurings  and  Similar
               Matters

               BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company and the market impact that the proposal may have on the company's stock.

          5.   Capital Structure Proposals

               BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

     B.   Compensation

          1.   General

               BCM generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

          2.   Stock Option Plans

               BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

     C.   Corporate Responsibility and Social Issues

               BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.



BCM reserves the right to amend and revise this policy without notice at any time.


This policy is dated July 1, 2003.

Annual Report 2003





                                                                  Balanced Fund
                                                                    Equity Fund
                                                             Small Company Fund
                                                      International Equity Fund
                                                                   Mid-Cap Fund

                                                                 March 31, 2003


[Logo Here]
BROWN CAPITAL MANAGEMENT



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank.

For more information about the Funds, including charges and expenses, call the Funds for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., P.O. Box 4365, Rocky Mount, NC 27803, Phone 1-800-773-3863

Legend

The statistical information provided in this report was provided by:

1    "Too Much Company," published by Morgan Stanley: US Investment Perspectives
     - December 18, 2002

2 "Questioning the Theory of Relativity," published by Morgan Stanley: US Investment Perspectives - November 14, 2002


o    S&P Data as of 3/31/03 provided by Morningstar's Principia Pro Database

o Russell Data including Russell 1000, 1000 Growth, 1000 Value, 2000, 2000 Growth, Mid Cap and Mid Cap Growth provided for 3/31/03 and 12/31/02 by Morningstar's Principia Pro Database.

o Lipper data provided by LANA Fund Analyzer referencing peer group averages from general equities download for 3/31/03.

o Morningstar Data provided by Principia Pro, all category averages noted from 3/31/03 releases.

o MSCI data including EAFE and All Country World ex US indices as of 3/31/03 from MSCI web site.

o Ibbotson and Sinquefeld (now Ibbotson Associates) provided historical "Common Stock" data for time periods 1929 - 1932 as noted in the "Introduction."

Regarding the "Outlook" sections of this report:

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from thee projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences. In addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Regarding the Brown Capital Management: Balanced Fund, Equity Fund, Mid-Cap and International Equity Fund:

Stated performance in the aforementioned funds was achieved at some or all points during the year by waiving part of the funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

Table of Contents






Introduction...................................................................4
Balanced Fund..................................................................6
Equity Fund...................................................................23
Small Company Fund............................................................40
International Equity Fund.....................................................57
Mid-Cap Fund..................................................................76














For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Web site @ www.browncapital.com
                       or
Call   Our   Shareholder    Services   Group   Toll-Free   at    1-877-892-4BCM,
(1-877-892-4226)



Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Introduction

The recent calendar year, 2002, will certainly go down in the history books for reasons we are all painfully aware. Last year not only stands out on its own, but was especially painful when combined with 2000 and 2001. As the year progressed, I periodically asked our investment teams the following questions--(1) Do you feel sad, blue, unhappy or down in the dumps? (2) Do you feel tired, having little energy, unable to concentrate? (3) Do you feel uneasy, restless or irritable? (4) Do you have trouble sleeping or eating (too little or too much)? (5) Do you feel inadequate, like a failure or that nobody likes you anymore? (6) Do you feel that things always go or will go wrong no matter how hard you try? As you may have figured out, this line of questioning is part of a screening test for clinical depression. The possible responses range from "never" and "rarely" at one end of the spectrum, to "very often" and "most of the time" at the other end. There would have been cause for real concern if our team's responses had been at either extreme. Fortunately, the team members' answers, "sometimes," were in the safe zone. There are at least three explanations. First, I lived through the 1973-74 market debacle, a back-to-back decline of 37.3%, and was able to impart valuable wisdom and perspective. Second, we are well grounded with a consistent, disciplined, and proven (over time) investment approach. Third, we realize that over the past three years the market has favored the value style of investing over the growth style.

In a recent piece, Steve Galbraith of Morgan Stanley makes some noteworthy points that have not been commonly discussed. They add credence to 2002 deserving a place in the history books -- (1) 75% of all stocks in the S&P 500 declined, and 97% of all technology stocks declined; (2) risk premiums rose, and P/E multiples contracted. The market had previously enjoyed almost 20 years of multiple expansion. (3) There was no place to hide, as every single sector in the S&P 500 declined.1

You have undoubtedly heard, or read ad nauseam about the fact that there has only been one time in history when there were four consecutive years of decline in the U.S. stock market. However, the tables below offer perspective on the market performance over the past three years compared with the great depression and performance of growth versus value over the past three years. The Russell indices are used to illustrate the latter comparison. The gap is dramatic and traumatic!

________________________________________________________________________________
                      Consecutive Years of Market Declines

____________________________________    ________________________________________
       Year              Stocks              Year                S&P 500
____________________________________    ________________________________________
1929                      -8.40%        2000                      -9.40%
1930                     -24.90%        2001                     -11.87%
1931                     -43.30%        2002                     -22.11%
Cumulative '29 -'31      -61.00%        Cumulative '00 - '02     -37.87%
1932                      -8.20%        2003                        ?
____________________________________    ________________________________________

                                Growth Vs. Value
            _________________________________________________________
              Year     Russell 1000 Value         Russell 1000 Growth
            _________________________________________________________
            2000            7.01%                       -22.42%
            2001           -5.59%                       -20.42%
            2002          -15.52%                       -27.88%
            Cumulative    -14.65%                       -55.47%
            _________________________________________________________

The bottom-line: growth has been out of favor for the past three years. We are growth managers, but with the distinction, Growth At A Reasonable Price (GARP). It should be no surprise that with our investment style that we have lagged core market indices, like the S&P 500, and some customized benchmarks with a significant value component.

The month of November 2002 deserves special mention. A significant portion of the relative performance lost for the year occurred in this one month. The market experienced one of the most severe "sector rotations," and resurgence of stock prices of fundamentally weak companies, in our view. Health Care, one of the better performing sectors through October, suffered the most damage. One of the worst performing sectors to that point, Technology, was the star in November. There was no fundamental basis to support this rotation.

Even though we were not personally in a state of clinical depression last year, certainly the market took its toll on a lot of kindred spirits. We are not ecstatic about the prospects for 2003, but our spirits have certainly been lifted, thus elation is a good description for our outlook. We think a low double-digit equity investment return in 2003 is highly likely. The fundamental underpinnings are in place to support a positive view, favorable earnings comparisons, low inflation, improved psychology and confidence, and prospects for a tax cut.

There are two important issues that are likely to affect the stock market that we should comment on: (1) the impact of a low interest rate environment on corporate earnings growth, and (2) the impact of the potential elimination of double taxation of dividends. Galbraith of Morgan Stanley asked a very perceptive question in another recent piece: "What are the odds of the S&P generating 8% earnings growth in an environment that produces 4% long-term bond yields?"2 He goes on to present historical data going back to the 1930's of five year earnings growth achieved in various periods. When the long-term government bond yield has been in the 4 to 5% range (1959-66) S&P earnings grew at 6%. There have been numerous comments in the media that tax-free dividends will favor high yielding stocks. On the former, we do think that earnings growth will be harder to come by in a low interest rate environment, but that companies that can produce 12% earnings growth or better will be well-rewarded with premium valuations. On the latter point, we say, "Not so fast!" The last time we checked, stock prices are driven by a combination of earnings growth, dividend yield, and valuation. What companies are better positioned to start paying dividends or increase their payout ratios than companies that have healthy earnings growth, and healthy free cash flow?

In our view the potential for tax-free dividends bodes extremely well for growth companies. Managements attuned to increasing shareholder value will make the proper decisions regarding the use of free cash flow when deciding whether to increase dividends, repurchase their own shares, or make acquisitions.

Thank you for your continued confidence in our mutual funds during such a turbulent period. As long-term investors, the prospect of improving markets that allow us to best apply our stock picking skills excites us.

Balanced Fund

Performance

Your Balanced Fund trailed the blended unmanaged index, 75% S&P 500 and 25% Lehman Government/Credit Index and delivered mixed results against peer groups, Lipper's Flexible Portfolio Fund Index and Morningstar's Large Cap Growth Category, for the Fund's fiscal year ending March 31, 2003. Seventy-five percent of your Balanced Fund is invested similar to the Brown Capital Management Equity Fund ("Equity Fund") that struggled over the past twelve months contributing to your Fund's underperformance.

Benchmark/Peer Group Insights

As noted each year in this report, we do not agree with the way Morningstar and Lipper benchmark your fund. We recognize that our 75% equity and 25% fixed income weighting is aggressive in the parlance of balanced funds typically defined as 60% equity and 40% fixed income. However, we believe the Balanced Fund remains well positioned to provide the exposure many balanced investors seek. More challenging for your Fund was an equity market that favored value stocks over growth stocks. As noted earlier, 75% of your portfolio is invested similar to the Equity Fund which espouses a Growth at a Reasonable Price (GARP) approach, which is decidedly "growth."

Portfolio Review

Since the lion's share of assets in this product are managed like our Equity Fund, that fund's annual report is likely to provide insights on stock selection that are useful. Conversely, we continue to manage a high quality and intermediate fixed income portfolio that, when combined with the equity portfolio, potentially results in a reduction of the stock market's volatility for investors less prepared for more than 75% equity exposure.

A very interesting development occurred in the fixed income markets during the past twelve months, most evident in the third quarter of last year. A significant amount of money has sought safety resulting in interest rates declining in all maturity ranges much more than expected. Also, spreads, that had narrowed, widened again as the sustainability of the economic recovery was called into question. Therefore, rather than upgrade the portfolio, we will remain where we are and opportunistically look for attractively valued "investment grade" bonds further down the quality scale. Additionally, since we think the bias in interest rates will remain the same or rise in the next few quarters, intermediate term bonds are the ones of preference.

Outlook

Balanced Fund investors can expect that the Fund will be managed in 2003 as it has been historically. In what is clearly a less robust economy, we believe your Fund is favorably positioned to capitalize on the market's volatility.

                          THE BROWN CAPITAL MANAGEMENT
                                  BALANCED FUND

                     Performance Update - $10,000 Investment

              For the period from March 31, 1993 to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                     The Brown Capital           75% S&P 500 Total Return Index/
                   Management Balanced Fund      25% Lehman Gov't/CorpBond Index
--------------------------------------------------------------------------------
      3/31/1993            10,000                          10,000
      9/30/1993            10,403                          10,392
      3/31/1994            10,485                          10,180
      9/30/1994            10,806                          10,566
      3/31/1995            11,325                          11,483
      9/30/1995            13,552                          13,317
      3/31/1996            14,387                          14,599
      9/30/1996            15,172                          15,563
      3/31/1997            15,398                          17,042
      9/30/1997            18,678                          20,923
      3/31/1998            20,971                          24,110
      9/30/1998            19,446                          22,943
      3/31/1999            22,855                          28,143
      9/30/1999            22,275                          28,211
      3/31/2000            24,735                          32,585
      9/30/2000            26,044                          31,715
      3/31/2001            22,092                          26,824
      9/30/2001            19,579                          24,849
      3/31/2002            21,618                          27,069
      9/30/2002            16,601                          21,091
      3/31/2003            16,894                          22,070


This graph depicts the performance of The Brown Capital Management Balanced Fund (the "Fund") versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

              ----------------- ---------------- ----------------
                   One Year        Five Years        Ten Years
              ----------------- ---------------- ----------------
                  (21.85)%           (4.23)%           5.38 %
              ----------------- ---------------- ----------------



>> The graph assumes an initial $10,000 investment at March 31, 1993. All dividends and distributions are reinvested.

>> At March 31, 2003, the value of the Fund would have increased to $16,894 - a cumulative total investment return of 68.94% since March 31, 1993.

>> At March 31, 2003, the value of a similar investment in a combined index of 75% S&P Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $22,070 - a cumulative total investment return of 120.70% since March 31, 1993.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 72.22%

      Automobiles & Components - 0.65%
           Harley-Davidson, Inc. ...............................................                     1,750                $   69,492
                                                                                                                          ----------

      Banks - 2.41%
           Fifth Third Bancorp .................................................                     2,800                   140,392
           Wells Fargo & Company ...............................................                     2,600                   116,974
                                                                                                                          ----------
                                                                                                                             257,366
                                                                                                                          ----------
      Capital Goods - 4.97%
           Equifax Inc. ........................................................                     3,025                    60,470
        (a)Fiserv, Inc. ........................................................                     5,070                   159,604
           General Electric Company ............................................                     3,565                    90,907
           Illinois Tool Works Inc. ............................................                     2,225                   129,384
           Lockheed Martin Corporation .........................................                     1,900                    90,345
                                                                                                                          ----------
                                                                                                                             530,710
                                                                                                                          ----------
      Industrials - 0.47%
        (a)Concord EFS, Inc. ...................................................                     5,300                    49,820
                                                                                                                          ----------

      Diversified Financials - 9.40%
           Chubb Corporation ...................................................                     1,700                    75,344
           Citigroup Inc. ......................................................                     6,866                   236,534
           Legg Mason Inc. .....................................................                     1,900                    92,606
           Merrill Lynch & Company, Inc. .......................................                     4,600                   162,840
           SLM Corporation .....................................................                       975                   108,147
           The Charles Schwab Corporation ......................................                    10,830                    78,193
           The Goldman Sachs Group, Inc. .......................................                     1,800                   122,544
           T. Rowe Price Group Inc. ............................................                     4,725                   128,095
                                                                                                                          ----------
                                                                                                                           1,004,303
                                                                                                                          ----------
      Energy - 1.68%
        (a)Pioneer Natural Resources Company ...................................                     3,500                    87,850
        (a)Smith International, Inc. ...........................................                     2,600                    91,598
                                                                                                                          ----------
                                                                                                                             179,448
                                                                                                                          ----------
      Food, Beverage, & Tobacco - 0.87%
           Altria Group Inc. ...................................................                     3,100                    92,876
                                                                                                                          ----------

      Food & Drug Retailing - 1.38%
        (a)Costco Wholesale Corporation ........................................                     2,300                    69,069
        (a)Express Scripts Inc. ................................................                     1,400                    77,952
                                                                                                                          ----------
                                                                                                                             147,021
                                                                                                                          ----------




                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Health Care Equipment & Services - 7.78%
           AmerisourceBergen Corporation .......................................                     2,200                $  115,500
           Biomet, Inc. ........................................................                     3,300                   101,145
           HCA Inc. ............................................................                     2,900                   119,944
           Health Management Associates, Inc. ..................................                     9,300                   176,700
        (a)Quest Diagnostics Incorporated ......................................                     1,100                    65,659
           Stryker Corporation .................................................                     1,700                   116,705
        (a)Zimmer Holdings, Inc. ...............................................                     2,792                   135,775
                                                                                                                          ----------
                                                                                                                             831,428
                                                                                                                          ----------
      Hotels Restaurants & Leisure - 1.80%
        (a)Carnival Corporation ................................................                     8,000                   192,880
                                                                                                                          ----------

      Insurance - 1.62%
           American International Group, Inc. ..................................                     3,500                   173,075
                                                                                                                          ----------

      Media - 0.84%
           The Walt Disney Company .............................................                     5,300                    90,206
                                                                                                                          ----------

      Pharmaceuticals & Biotechnology - 8.36%
        (a)Airgas, Inc. ........................................................                     2,500                    46,275
           Amgen, Inc. .........................................................                     2,200                   126,610
           Chiron Corporation ..................................................                     2,100                    78,750
           Johnson & Johnson ...................................................                     4,650                   269,095
        (a)King Pharmaceuticals, Inc. ..........................................                     4,900                    58,457
           Pfizer, Inc. ........................................................                    10,100                   314,716
                                                                                                                          ----------
                                                                                                                             893,903
                                                                                                                          ----------
      Retailing - 13.31%
        (a)Bed Bath & Beyond Inc. ..............................................                     2,600                    89,804
           Family Dollar Stores, Inc. ..........................................                     3,000                    92,640
        (a)Kohl's Corporation ..................................................                     5,100                   288,558
           Lowe's Companies, Inc. ..............................................                     4,700                   191,854
           The Home Depot, Inc. ................................................                     8,800                   214,368
           The TJX Companies, Inc. .............................................                    14,600                   256,960
           Tiffany & Co. .......................................................                     4,700                   117,500
           Wal-Mart Stores, Inc. ...............................................                     3,300                   171,699
                                                                                                                          ----------
                                                                                                                           1,423,383
                                                                                                                          ----------
      Software & Services - 5.33%
        (a)Cerner Corporation ..................................................                     2,300                    74,474
        (a)Intuit Inc. .........................................................                     4,200                   156,240
           Microsoft Corporation ...............................................                    14,000                   338,940
                                                                                                                          ----------
                                                                                                                             569,654
                                                                                                                          ----------



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Technology Hardware & Equipment - 11.35%
        (a)Altera Corporation ......................................................                   4,400              $   59,576
        (a)Analog Devices, Inc. ....................................................                   4,400                 121,000
        (a)Applied Materials, Inc. .................................................                   4,400                  55,352
        (a)Celestica Inc. ..........................................................                   4,300                  49,149
        (a)Cisco Systems, Inc. .....................................................                  16,500                 212,850
        (a)Dell Computer Corporation ...............................................                   2,400                  65,544
        (a)EMC Corporation .........................................................                  14,500                 104,835
           Intel Corporation .......................................................                   9,700                 157,916
           International Business Machines Corporation .............................                   2,400                 188,232
        (a)Jabil Circuit, Inc. .....................................................                   4,400                  77,000
           Texas Instruments, Inc. .................................................                   3,600                  58,932
        (a)Xilinx, Inc. ............................................................                   2,700                  63,207
                                                                                                                          ----------
                                                                                                                           1,213,593
                                                                                                                          ----------

           Total Common Stocks (Cost $8,615,656) ...........................................................               7,719,158
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Interest             Maturity
                                                         Principal               Rate                 Date
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 4.10%

      United States Treasury Note .................       $100,000              7.500%              02/15/05                 111,148
      United States Treasury Note .................         20,000              8.000%              11/15/21                  27,871
      United States Treasury Note .................         20,000              6.250%              08/15/23                  23,508
      Federal Home Loan Bank ......................        100,000              5.330%              05/05/04                 104,392
      Federal Home Loan Mortgage Company ..........        155,000              5.950%              01/19/06                 171,239
                                                                                                                          ----------

           Total U.S. Government Obligations (Cost $395,431) ...............................................                 438,158
                                                                                                                          ----------

CORPORATE OBLIGATIONS - 19.07%

      AT&T Corporation ............................         75,000              5.625%              03/15/04                  77,238
      Boston Edison Company .......................         60,000              7.800%              05/15/10                  73,644
      Coca-Cola Co. ...............................        200,000              5.750%              03/15/11                 221,070
      Dow Chemical ................................        170,000              7.375%              11/01/29                 176,371
      Dow Chemical Capital Debentures .............         15,000              9.200%              06/01/10                  18,101
      El Paso Energy ..............................        200,000              6.950%              12/15/07                 168,000
      Enron Corporation ...........................        200,000              7.625%              09/10/04                  30,000
      Ford Motor Company ..........................        170,000              6.375%              02/01/29                 114,773
      ITT Corporation .............................         95,000              7.375%              11/15/15                  87,875
      J.P. Morgan Chase & Co. .....................         45,000              6.500%              08/01/05                  48,809



                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Interest             Maturity                Value
                                                         Principal               Rate                 Date                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - (Continued)

      Pharmacia Corporation .......................       $ 95,000              6.210%              02/05/08             $   106,887
      Nalco Chemical ..............................         50,000              6.250%              05/15/08                  54,666
      Nationsbank Corp. ...........................         15,000              6.875%              02/15/05                  16,366
      Procter & Gamble ............................        100,000              6.600%              12/15/04                 108,185
      R.J. Reynolds Tobacco Holdings, Inc. ........         30,000              8.750%              04/15/04                  30,975
      Safeway, Inc. ...............................        170,000              6.150%              03/01/06                 184,774
      Sears Roebuck Acceptance ....................        170,000              7.000%              02/01/11                 176,543
      Time Warner Inc. ............................         35,000              9.150%              02/01/23                  40,075
      U.S.F. & G. Corporation .....................         90,000              7.125%              06/01/05                  97,112
      Wachovia Corp. ..............................        100,000              7.450%              07/15/05                 111,886
      Wal-Mart Stores, Inc. .......................         80,000              8.070%              12/21/12                  95,056
                                                                                                                         -----------

           Total Corporate Obligations (Cost $2,158,965) ...................................................               2,038,406
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 4.44%

      Evergreen Select Money Market Fund Class I #495 .......................            474,061                             474,061
           (Cost $474,061)                                                                                               -----------


Total Value of Investments (Cost $11,644,113 (b)) .................................                    99.83 %           $10,669,783
Other Assets Less Liabilities .....................................................                     0.17 %                18,581
                                                                                                      ------             -----------
      Net Assets ..................................................................                   100.00 %           $10,688,364
                                                                                                      ======             ===========


      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $11,645,643. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:

           Unrealized appreciation .........................................................................            $   734,909
           Unrealized depreciation .........................................................................             (1,710,769)
                                                                                                                        -----------

                      Net unrealized depreciation ..........................................................            $  (975,860)
                                                                                                                        ============











See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $11,644,113) ..........................................................              $ 10,669,783
      Income receivable .................................................................................                    45,176
      Receivable for fund shares sold ...................................................................                     1,211
      Other asset .......................................................................................                     3,083
                                                                                                                       ------------

           Total assets .................................................................................                10,719,253
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ..................................................................................                    25,097
      Payable for fund shares redeemed ..................................................................                        73
      Disbursements in excess of cash on demand deposit .................................................                       612
      Other liabilities .................................................................................                     5,107
                                                                                                                       ------------

           Total liabilities ............................................................................                    30,889
                                                                                                                       ------------

NET ASSETS
      (applicable to 912,935 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ...........................................              $ 10,688,364
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER INSTITUTIONAL SHARE
      ($10,688,364 / 912,935 shares) ....................................................................              $      11.71
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital ...................................................................................              $ 14,074,017
      Undistributed net investment income ...............................................................                     2,504
      Accumulated net realized loss on investments ......................................................                (2,413,827)
      Net unrealized depreciation on investments ........................................................                  (974,330)
                                                                                                                       ------------
                                                                                                                       $ 10,688,364
                                                                                                                       ============

















See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2003


NET INVESTMENT INCOME

      Income
           Interest .....................................................................................               $   168,330
           Dividends ....................................................................................                    71,601
                                                                                                                        -----------

               Total income .............................................................................                   239,931
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    74,548
           Fund administration fees (note 2) ............................................................                    20,071
           Custody fees .................................................................................                     2,817
           Registration and filing administration fees (note 2) .........................................                     4,335
           Fund accounting fees (note 2) ................................................................                    28,147
           Audit fees ...................................................................................                    23,600
           Legal fees ...................................................................................                     7,588
           Securities pricing fees ......................................................................                     8,386
           Shareholder recordkeeping fees ...............................................................                    18,000
           Other accounting fees (note 2) ...............................................................                     3,935
           Shareholder servicing expenses ...............................................................                     4,857
           Registration and filing expenses .............................................................                     3,395
           Printing expenses ............................................................................                       898
           Trustee fees and meeting expenses ............................................................                     4,289
           Other operating expenses .....................................................................                     5,012
                                                                                                                        -----------

               Total expenses ...........................................................................                   209,878
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .....................................................                    (1,018)
                    Investment advisory fees waived (note 2) ............................................                   (71,197)
                                                                                                                        -----------

               Net expenses .............................................................................                   137,663
                                                                                                                        -----------

                    Net investment income ...............................................................                   102,268
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions ....................................................                (1,620,302)
      Decrease in unrealized appreciation on investments ................................................                (1,459,914)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (3,080,216)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(2,977,948)
                                                                                                                        ===========





See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years ended March 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment income ...................................................                 $   102,268          $   130,355
         Net realized loss from investment transactions ..........................                  (1,620,302)            (753,109)
         (Decrease) increase in unrealized appreciation on investments ...........                  (1,459,914)             340,838
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations ...............                  (2,977,948)            (281,916)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net investment income ...................................................                     (99,764)            (132,162)
         Net realized gain from investment transactions ..........................                           0                 (260)
                                                                                                   -----------          -----------

              Decrease in net assets resulting from distributions ................                     (99,764)            (132,422)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ....                     185,614              596,275
                                                                                                   -----------          -----------

                     Total (decrease) increase in net assets .....................                  (2,892,098)             181,937

NET ASSETS

     Beginning of year ...........................................................                  13,580,462           13,398,525
                                                                                                   -----------          -----------

     End of year (including undistributed net investment income of $2,504 in 2003)                 $10,688,364          $13,580,462
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                       2003                                       2002

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------

Shares sold ............................................      51,869          $   662,110               76,717          $ 1,170,855

Shares issued for reinvestment of distributions ........       8,020               97,403                8,707              130,366
                                                         -----------          -----------          -----------          -----------

                                                              59,889              759,513               85,424            1,301,221

Shares redeemed ........................................     (45,224)            (573,899)             (45,232)            (704,946)
                                                         -----------          -----------          -----------          -----------

     Net increase ......................................      14,665          $   185,614               40,192          $   596,275
                                                         ===========          ===========          ===========          ===========



See accompanying notes to financial statements


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                    For the Years ended March 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................   $     15.12   $     15.61   $     18.20   $     17.78   $     16.83

      (Loss) income from investment operations
           Net investment income ...........................          0.11          0.15          0.16          0.10          0.13
           Net realized and unrealized (loss) gain
               on investments ..............................         (3.41)        (0.49)        (2.04)         1.34          1.39
                                                               -----------   -----------   -----------   -----------   -----------

               Total from investment operations ............         (3.30)        (0.34)        (1.88)         1.44          1.52
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.11)        (0.15)        (0.16)        (0.10)        (0.13)
           Net realized gain from investment transactions ..          0.00         (0.00)        (0.55)        (0.92)        (0.44)
                                                               -----------   -----------   -----------   -----------   -----------

               Total distributions .........................         (0.11)        (0.15)        (0.71)        (1.02)        (0.57)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................   $     11.71   $     15.12   $     15.61   $     18.20   $     17.78
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................        (21.85)%       (2.15)%      (10.69)%        8.22 %        8.99 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $10,688,364   $13,580,462   $13,398,525   $14,278,472   $ 9,602,904
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ........     1.83 %        1.71 %        1.54 %        1.59 %        2.11 %
           After expense reimbursements and waived fees .........     1.20 %        1.20 %        1.20 %        1.20 %        1.20 %
      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees ........     0.26 %        0.48 %        0.59 %        0.21 %       (0.17)%
           After expense reimbursements and waived fees .........     0.89 %        0.99 %        0.92 %        0.60 %        0.74 %

      Portfolio turnover rate ...................................    44.22 %       27.95 %       46.05 %       45.01 %       58.38 %


See accompanying notes to financial statements



                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-ended management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

          Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               The Fund has capital loss carryforwards for federal income tax purposes of $2,286,573, of which $466,335 expires in the year 2010 and $1,820,238 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through
               October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

          The Advisor intends to voluntarily waive a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $71,197 ($0.08 per share) and reimbursed expenses amounting to $1,018 for the year ended March 31, 2003.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.



                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $5,407,423 and $4,828,664, respectively, for the year ended March 31, 2003.






























                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Balanced Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------











                                                                                                                         (Continued)


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------


                                                                                                                        (Continued)


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of the Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

Equity Fund

Performance

Your Fund trailed the broad market, S&P 500, stylized benchmark, Russell 1000 Growth and peer group, Morningstar's Large Cap Growth Category over the past year despite a solid start in the past fiscal year. Long-term shareholders likely remember our rebound in 2000 and 2001 following a difficult 1999 which drives very competitive three-year performance against the stylized index and peer group. Unfortunately, thanks to another year of solid performance by value stocks, being a growth manager, your fund trailed the broad market index over the longer-term three and five year measurement periods.

Benchmark/Peer Group Insights

Both stylized and peer group indices trailed the broad market over the past twelve months thanks to a strong rebound in value stocks. This is the third year in a row that value handily outperformed growth. Sectors contributing favorably to broad market returns such as Energy, Autos and Transportation, and Producer Durables are not sectors where most growth managers find companies growing faster than the economy. While this environment is difficult for equities, it is particularly difficult for large-cap, active, growth managers, as measured by the peer group, which trail both the stylized and broad market indices indicating the challenges active managers face selecting stocks in such a volatile market. Fortunately, the first three months of 2003 suggest a reversal in this trend may be forthcoming.

Portfolio Review

This time last year Enron lead the parade of companies who earned headlines for accounting irregularities that left investors and the economic landscape on unsteady ground. Corporate malfeasance reached an all-time high often resulting in excessive punishment of stock prices when companies reported profitability shortfalls. Your Fund, focused on fundamentals, was also negatively impacted by this trend, but ultimately suffered most due to stock selection. While some of the underperformance was offset by solid sector allocation, it was a very difficult environment in which to succeed given the volatility of individual stocks and growth companies being out of favor.

Securities in the technology area were the greatest detractors from your Fund's performance, but on a relative basis, stocks in Health Care and Consumer Discretionary likely offer sound prospects going forward. Johnson & Johnson (3.14% holding) and Loews (2.36% holding), in the aforementioned sectors, respectively, contributed favorably to performance over the past year and, we believe, are well positioned to deliver favorable "upside" to your portfolio.

As stated in this report every year, we remain committed to Growth at a Reasonable Price (GARP) investing and believe that fundamental, bottom-up research helps us understand the true drivers of growth in any company. Importantly, by developing company-specific risk premiums we are constantly aware of valuations for every security in the portfolio helping us reach thoughtful buy and sell decisions.

Outlook

On the heels of a war, high unemployment and questionable consumer confidence, it is difficult to determine the outlook for our economy. As noted earlier in this report, there has only been one time in history when there were four consecutive years of decline in the U.S. stock market. We trust the early signs of 2003 that, at times, show equity indices in positive territory is a favorable omen. You can be confident in our steadfast commitment to apply the time-tested GARP approach in the identification of companies that we believe will deliver above-average long-term performance for shareholders.

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                     Performance Update - $10,000 Investment

              For the period from March 31, 1993 to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                           The Brown Capital                S&P 500 Total
                        Management Equity Fund               Return Index
--------------------------------------------------------------------------------
      3/31/1993                10,000                           10,000
      9/30/1993                10,274                           10,308
      3/31/1994                10,449                           10,147
      9/30/1994                10,763                           10,688
      3/31/1995                11,379                           11,727
      9/30/1995                13,820                           13,868
      3/31/1996                14,820                           15,491
      9/30/1996                15,814                           16,687
      3/31/1997                16,141                           18,563
      9/30/1997                20,368                           23,436
      3/31/1998                23,353                           27,473
      9/30/1998                20,726                           25,557
      3/31/1999                25,534                           32,544
      9/30/1999                24,786                           32,662
      3/31/2000                28,958                           38,383
      9/30/2000                30,824                           37,001
      3/31/2001                24,077                           30,063
      9/30/2001                19,899                           27,151
      3/31/2002                23,120                           30,135
      9/30/2002                15,909                           21,589
      3/31/2003                16,091                           22,673



This graph depicts the performance of The Brown Capital Management Equity Fund (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.



                          Average Annual Total Returns

              ----------------- ---------------- -----------------
                  One Year        Five Years        Ten Years
              ----------------- ---------------- -----------------
                  (30.40)%          (7.18)%           4.87 %
              ----------------- ---------------- -----------------




>> The graph assumes an initial $10,000 investment at March 31, 1993. All dividends and distributions are reinvested.

>> At March 31, 2003, the value of the Fund would have increased to $16,091 - a cumulative total investment return of 60.91% since March 31, 1993.

>> At March 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have increased to $22,673 - a cumulative total investment return of 126.73% since March 31, 1993.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 97.45%

      Aerospace / Defense - 1.12%
           Lockheed Martin Corporation .........................................                     2,400               $   114,120
                                                                                                                         -----------

      Automobile & Components - 0.86%
           Harley-Davidson, Inc. ...............................................                     2,200                    87,362
                                                                                                                         -----------

      Banks - 2.88%
           Fifth Third Bancorp .................................................                     3,000                   150,420
           Wells Fargo & Company ...............................................                     3,200                   143,968
                                                                                                                         -----------
                                                                                                                             294,388
                                                                                                                         -----------
      Capital Goods - 6.91%
        (a)Airgas Inc. .........................................................                     3,500                    64,785
           Equifax Inc. ........................................................                     3,850                    76,962
        (a)Fiserv, Inc. ........................................................                     6,650                   209,342
           General Electric Company ............................................                     4,600                   117,300
           Illinois Tool Works Inc. ............................................                     4,100                   238,415
                                                                                                                         -----------
                                                                                                                             706,804
                                                                                                                         -----------
      Commercial Services & Supplies - 0.62%
        (a)Concord EFS, Inc. ...................................................                     6,800                    63,920
                                                                                                                         -----------

      Diversified Financials - 12.49%
           Citigroup Inc .......................................................                     9,000                   310,050
           Legg Mason, Inc. ....................................................                     2,900                   141,346
           Merrill Lynch & Company, Inc. .......................................                     7,000                   247,800
           SLM Corporation .....................................................                     1,200                   133,104
           T. Rowe Price Group Inc. ............................................                     6,500                   176,215
           The Charles Schwab Corporation ......................................                    13,700                    98,914
           The Goldman Sachs Group, Inc. .......................................                     2,500                   170,200
                                                                                                                         -----------
                                                                                                                           1,277,629
                                                                                                                         -----------
      Energy - 2.26%
        (a)Pioneer Natural Resources Company ...................................                     4,600                   115,460
        (a)Smith International, Inc. ...........................................                     3,300                   116,259
                                                                                                                         -----------
                                                                                                                             231,719
                                                                                                                         -----------
      Food & Drug Retailing - 0.98%
        (a)Express Scripts, Inc. ...............................................                     1,800                   100,224
                                                                                                                         -----------

      Food, Beverage & Tobacco - 1.17%
           Altria Group, Inc. ..................................................                     4,000                   119,840
                                                                                                                         -----------



                                                                                                                         (Continued)


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Health Care Equipment & Services - 12.11%
           AmerisourceBergen Corporation .........................................                    2,800              $   147,000
           Biomet, Inc. ..........................................................                    4,700                  144,055
        (a)Cerner Corporation ....................................................                    3,000                   97,140
           HCA Inc. ..............................................................                    3,800                  157,168
           Health Management Associates, Inc. ....................................                   13,500                  256,500
        (a)Quest Diagnostics Incorporated ........................................                    1,900                  113,411
           Stryker Corporation ...................................................                    2,200                  151,030
        (a)Zimmer Holdings, Inc. .................................................                    3,552                  172,734
                                                                                                                         -----------
                                                                                                                           1,239,038
                                                                                                                         -----------
      Hotels, Restaurants & Leisure - 2.43%
           Carnival Corporation ..................................................                   10,320                  248,815
                                                                                                                         -----------

      Insurance - 3.56%
           American International Group, Inc. ....................................                    5,400                  267,030
           Chubb Corporation .....................................................                    2,200                   97,504
                                                                                                                         -----------
                                                                                                                             364,534
                                                                                                                         -----------
      Media - 1.11%
           The Walt Disney Company ...............................................                    6,700                  114,034
                                                                                                                         -----------

      Pharmaceuticals & Biotechnology - 10.23%
        (a)Amgen Inc. ............................................................                    2,800                  161,140
        (a)Chiron Corporatin .....................................................                    2,700                  101,250
           Johnson & Johnson .....................................................                    5,700                  329,859
        (a)King Pharmaceuticals, Inc. ............................................                    6,200                   73,966
           Pfizer Inc. ...........................................................                   12,200                  380,152
                                                                                                                         -----------
                                                                                                                           1,046,367
                                                                                                                         -----------
      Retailing - 18.20%
        (a)Bed Bath & Beyond Inc. ................................................                    4,000                  138,160
        (a)Costco Wholesale Corporation ..........................................                    3,400                  102,102
           Family Dollar Stores, Inc. ............................................                    3,900                  120,432
        (a)Kohl's Corporation ....................................................                    6,500                  367,770
           Lowe's Companies, Inc. ................................................                    6,000                  244,920
           The Home Depot, Inc. ..................................................                   11,000                  267,960
           The TJX Companies, Inc. ...............................................                   13,800                  242,880
           Tiffany & Co. .........................................................                    6,600                  165,000
           Wal-Mart Stores, Inc. .................................................                    4,100                  213,323
                                                                                                                         -----------
                                                                                                                           1,862,547
                                                                                                                         -----------
      Software & Services - 5.98%
        (a)Intuit Inc. ...........................................................                    3,700                  137,640
           Microsoft Corporation .................................................                   19,600                  474,516
                                                                                                                         -----------
                                                                                                                             612,156
                                                                                                                         -----------


                                                                                                                         (Continued)


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Technology Hardware & Equipment - 14.54%
        (a)Altera Corporation ......................................................                   4,200             $    56,868
        (a)Analog Devices, Inc. ....................................................                   4,200                 115,500
        (a)Applied Materials, Inc. .................................................                   5,500                  69,190
        (a)Celestica Inc. ..........................................................                   5,700                  65,151
        (a)Cisco Systems, Inc. .....................................................                  21,200                 273,480
        (a)Dell Computer Corporation ...............................................                   3,700                 101,047
        (a)EMC Corporation .........................................................                  20,300                 146,769
           Intel Corporation .......................................................                  12,300                 200,244
           International Business Machines Corporation .............................                   3,000                 235,290
        (a)Jabil Circuit, Inc. .....................................................                   6,200                 108,500
           Texas Instruments, Inc. .................................................                   3,500                  57,295
        (a)Xilinx, Inc. ............................................................                   2,500                  58,525
                                                                                                                         -----------
                                                                                                                           1,487,859
                                                                                                                         -----------

           Total Common Stocks (Cost $11,339,331) ..........................................................               9,971,356
                                                                                                                         -----------

INVESTMENT COMPANY - 2.61%

           Evergreen Select Money Market Fund Class I #495 .........................                 267,090                 267,090
           (Cost $267,090)                                                                                               -----------


Total Value of Investments (Cost $11,606,421 (b)) ..................................                  100.06 %          $10,238,446
Liabilities In Excess of Other Assets ..............................................                   (0.06)%               (6,330)
                                                                                                      ------            -----------
      Net Assets ...................................................................                  100.00 %          $10,232,116
                                                                                                      ======            ===========


      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $11,717,652. Unrealized appreciation/ (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation .........................................................................            $   375,382
           Unrealized depreciation .........................................................................             (1,854,588)
                                                                                                                        -----------

                      Net unrealized depreciation ..........................................................            $(1,479,206)
                                                                                                                        ===========






See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $11,606,421) ...........................................................             $ 10,238,446
      Cash ...............................................................................................                    2,047
      Income receivable ..................................................................................                    7,956
      Receivable for fund shares sold ....................................................................                    4,235
      Other asset ........................................................................................                    2,435
                                                                                                                       ------------

           Total assets ..................................................................................               10,255,119
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ...................................................................................                   21,806
      Other liabilities ..................................................................................                    1,197
                                                                                                                       ------------

           Total liabilities .............................................................................                   23,003
                                                                                                                       ------------

NET ASSETS
      (applicable to 829,187 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ............................................             $ 10,232,116
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER INSTITUTIONAL CLASS SHARE
      ($10,232,116 / 829,187 shares) .....................................................................             $      12.34
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital ....................................................................................             $ 14,646,621
      Accumulated net realized loss on investments .......................................................               (3,046,530)
      Net unrealized depreciation on investments .........................................................               (1,367,975)
                                                                                                                       ------------
                                                                                                                       $ 10,232,116
                                                                                                                       ============





















See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends ....................................................................................               $    93,188
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ............................................................                    74,863
           Fund administration fees (note 2) ............................................................                    20,155
           Custody fees .................................................................................                     2,702
           Registration and filing administration fees (note 2) .........................................                     4,947
           Fund accounting fees (note 2) ................................................................                    28,152
           Audit fees ...................................................................................                    23,050
           Legal fees ...................................................................................                     8,588
           Securities pricing fees ......................................................................                     4,898
           Shareholder recordkeeping fees ...............................................................                    18,000
           Other accounting fees (note 2) ...............................................................                     3,911
           Shareholder servicing expenses ...............................................................                     5,515
           Registration and filing expenses .............................................................                    12,468
           Printing expenses ............................................................................                       422
           Trustee fees and meeting expenses ............................................................                     4,303
           Other operating expenses .....................................................................                     5,173
                                                                                                                        -----------

               Total expenses ...........................................................................                   217,147
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .....................................................                    (9,394)
                    Investment advisory fees waived (note 2) ............................................                   (69,414)
                                                                                                                        -----------

               Net expenses .............................................................................                   138,339
                                                                                                                        -----------

                    Net investment loss .................................................................                   (45,151)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions ....................................................                (2,161,964)
      Decrease in unrealized appreciation on investments ................................................                (2,236,933)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..............................................                (4,398,897)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .....................................               $(4,444,048)
                                                                                                                        ===========








See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years ended March 31,




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................       $   (45,151)         $   (59,719)
         Net realized loss from investment transactions ....................................        (2,161,964)            (788,794)
         (Decrease) increase in unrealized appreciation on investments .....................        (2,236,933)             580,873
                                                                                                   -----------          -----------

              Net decrease in net assets resulting from operations .........................        (4,444,048)            (267,640)
                                                                                                   -----------          -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................                 0              (27,840)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............           426,769            3,822,594
                                                                                                   -----------          -----------

                     Total (decrease) increase in net assets ...............................        (4,017,279)           3,527,114

NET ASSETS

     Beginning of year .....................................................................        14,249,395           10,722,281
                                                                                                   -----------          -----------

     End of year ...........................................................................       $10,232,116          $14,249,395
                                                                                                   ===========          ===========


(a) A summary of capital share activity follows:
                                                         ---------------------------------------------------------------------------
                                                                       2003                                       2002

                                                            Shares               Value                Shares               Value
                                                         ---------------------------------------------------------------------------


Shares sold ........................................         168,007          $ 2,466,063              295,454          $ 5,091,792

Shares issued for reinvestment of distributions ....               0                    0                1,535               27,223
                                                         -----------          -----------          -----------          -----------

                                                             168,007            2,466,063              296,989            5,119,015

Shares redeemed ....................................        (142,652)          (2,039,294)             (72,911)          (1,296,421)
                                                         -----------          -----------          -----------          -----------

     Net increase ..................................          25,355          $   426,769              224,078          $ 3,822,594
                                                         ===========          ===========          ===========          ===========






See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                    For the Years ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                   2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year .........................   $     17.73   $     18.49   $     24.26   $     23.24   $     21.87

      (Loss) income from investment operations
           Net investment loss .............................         (0.05)        (0.07)        (0.07)        (0.09)        (0.08)
           Net realized and unrealized (loss) gain
               on investments ..............................         (5.34)        (0.66)        (3.67)         3.13          2.14
                                                               -----------   -----------   -----------   -----------   -----------

               Total from investment operations ............         (5.39)        (0.73)        (3.74)         3.04          2.06
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions ..          0.00         (0.03)        (2.03)        (2.02)        (0.69)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................   $     12.34   $     17.73   $     18.49   $     24.26   $     23.24
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................        (30.40)%       (3.97)%      (16.85)%       13.41 %        9.34 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $10,232,116   $14,249,395   $10,722,281   $10,394,193   $ 9,822,169
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ..           1.89 %        1.75 %        1.75 %        1.75 %        1.88 %
           After expense reimbursements and waived fees ...           1.20 %        1.20 %        1.20 %        1.20 %        1.20 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ..          (1.08)%       (1.01)%       (0.93)%       (0.95)%       (1.07)%
           After expense reimbursements and waived fees ...          (0.39)%       (0.46)%       (0.37)%       (0.40)%       (0.39)%

      Portfolio turnover rate .............................          65.96 %       34.62 %       57.18 %       52.09 %       67.43 %



See accompanying notes to financial statements



                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-ended management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

          Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was redesignated as the Institutional Class Shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class Shares, was authorized. To date, only Institutional Class Shares have been issued by the Fund. The Institutional Class Shares are sold without a sales charge and bear no distribution and service fees. The Investor Class Shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class Shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               The Fund has capital loss carryforwards for federal income tax purposes of $2,574,831, of which $511,916 expires in the year 2010 and $2,062,915 expires in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



               As a result of the Fund's operating net investment loss, a reclassification adjustment of $45,151 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

          C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through
               October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million.

          The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $69,414 ($0.08 per share) and has reimbursed expenses in the amount of $9,394 for the year ended March 31, 2003.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.





                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $7,460,162 and $7,365,664, respectively, for the year ended March 31, 2003.































                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Equity Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------












                                                                                                                        (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------



                                                                                                                        (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of the Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

Small Company Fund

Performance

Some call it "the Sports Illustrated jinks." Sports fans are familiar with the phrase because, for some athletes and/or teams, a feature in the magazine meant an immediate decline in their level of performance. The trend surfaced enough to earn the name. Your Fund, as noted by Kiplinger Magazine in April 2002, was recognized as "one of only two mutual funds, out of all U.S. funds, to have seven consecutive years of positive double digit returns from 1995 through 2001." Some say the "jinks" now also applies to your Fund.

Your Small Company Fund trailed the broad market S&P 500 Index, stylized Russell 2000 Growth Index and applicable peer group indices, Morningstar's Small Cap Growth Category and Lipper's Small Cap Growth Universe, for the Fund's fiscal year end.

Benchmark/Peer Group Insights

This was a difficult year for small-cap growth stocks as measured by the stylized benchmark versus the broad market. However, applicable peer group indices slightly outpaced the Russell 2000 Growth but also trailed the S&P 500. Consistent with most equity segments, value stocks performed well. Small-Cap Value stocks, as measured by the Russell 2000 Value Index, handily outperformed the broad market and the Russell 2000 Growth Index.

Many shareholders familiar with the Fund understand that we do not manage to any benchmark. While other Brown Capital Management products remain familiar with select indices to make conscious decisions about security and sector weightings, as a firm of active managers we firmly believe that the market is inefficient and that we can best add value to your Fund through stock selection. Importantly, the market is most inefficient in the area of small companies justifying our belief that managing to any benchmark does not enhance our ability to provide you a well-diversified portfolio with above-average long-term returns.

Portfolio Review

For most of the past twelve months, we thought there was a complete disconnect between stock price erosion and our expectations for future progress for investments held in your Fund. The magnitude of the stock price decline prompted an intense review of each company in the portfolio. Consequently, we reviewed market share data and competitive posture. We met with a number of companies, reviewed balance sheet quality and reworked our projections. While a couple of investments remain on our challenge list, we believe the portfolio overall is well positioned to generate solid long-term out-performance.

While every sector contributed negatively to returns throughout the fiscal year, relative success was witnessed in the Industrial Products and Systems area and the Consumer Related area which continue to make progress in the first quarter of 2003. In recent months, your Fund's top performing securities represented a broad cross-section of our holdings. Our Industrial Products and Systems, Information/Knowledge Management, and Medical/Healthcare categories each provided a number of securities which appreciated over 10% in the quarter. In the Consumer Related area, American Italian Pasta (2.30% holding) showed a 20% price increase for the quarter, as it continued executing on its growth plan, achieving double digit growth in both its retail and institutional businesses, and reporting record levels for quarterly revenues and operating cash flow.

The Medical/Healthcare category in general continues to struggle providing several of our bottom performing securities for the fiscal year and most recent quarter. The slowdown in capital spending throughout corporate America still hinders the progress of companies in our Business Services and Information/Knowledge Management categories. Molecular Devices Corp. (2.27% holding) reported a 19% increase in revenue over the prior year period and a 43% increase in earnings per share, yet saw their stock price drop over 26% during the quarter, as they announced slightly reduced 2003 earnings guidance.

As mentioned in prior reports, we continue to periodically meet with senior management of our companies in order to further our insight and understanding during these volatile and uncertain market conditions. As a result of these meetings, and our ongoing research, we sometimes take a larger position in companies that we feel are undervalued with strong growth prospects and solid business models. At other times, we eliminate our position in a particular holding. While we continue to monitor and challenge our own investment decisions, we believe that the portfolio overall is well positioned to generate solid long-term out-performance.

Outlook

It is a daunting task, attempting to determine how long the American consumer will or can continue to support a tired and weakened economy battered by rising unemployment, falling consumer confidence, declining business expenditures, and rising federal and state deficit levels. As if this were not enough, the travel industry was further rocked by the pending bankruptcy talks of yet another airliner due to high fixed costs, the high price of oil and declining passenger loads, and the outbreak of severe acute respiratory syndrome (SARS). While this virus originated in Asia, it is adversely affecting commerce and travel around the globe.

While this fog of fear and uncertainty has caused the equity market to decline during the first quarter, we remain optimistic on the economy especially in the second half of the year. We believe that consumer spending will not disappear for several reasons. First, even though mortgage rates are as low as they are likely to go, the refinancing boom has continued through the first quarter of 2003. A drop in the price of oil per barrel to the low 20's (assuming a quick end to the Iraqi conflict) would infuse an additional $70-$100 billion into the economy this year. In addition, President George Bush's tax plan could provide another $100 billion to spend or save in the second half of 2003. We believe that business equipment expenditures should increase at an annualized rate of 5% in the second half of the year compared to 2002, and that government spending, especially on defense and homeland security, will be up this year. While this does not translate into a robust economy, it is certainly possible for the economy to grow 4.0% to 5.0% in the second half of the 2003.

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

                     Performance Update - $10,000 Investment

              For the period from March 31, 1993 to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                  The Brown Capital Management   Russell 2000      Russell 2000
                      Small Company Fund            Index          Growth Index
--------------------------------------------------------------------------------
      3/31/1993             10,000                  10,000           10,000
      9/30/1993             10,454                  11,036           11,249
      3/31/1994             10,445                  10,953           11,074
      9/30/1994             10,441                  11,174           11,345
      3/31/1995             12,229                  11,393           11,881
      9/30/1995             14,458                  13,658           14,545
      3/31/1996             16,265                  14,644           15,608
      9/30/1996             17,329                  15,448           16,380
      3/31/1997             16,519                  15,401           14,700
      9/30/1997             21,141                  20,538           20,205
      3/31/1998             23,431                  21,883           20,753
      9/30/1998             20,109                  16,657           15,187
      3/31/1999             21,962                  18,340           18,461
      9/30/1999             25,884                  19,843           20,142
      3/31/2000             39,279                  25,202           29,362
      9/30/2000             42,684                  24,529           26,117
      3/31/2001             34,843                  21,363           17,673
      9/30/2001             32,508                  19,362           14,995
      3/31/2002             43,807                  24,386           18,548
      9/30/2002             24,680                  17,565           12,272
      3/31/2003             25,856                  17,812           12,682


This graph depicts the performance of The Brown Capital Management Small Company Fund (the "Fund") versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

              ----------------- ---------------- ----------------
                  One Year        Five Years        Ten Years
              ----------------- ---------------- ----------------
                  (40.98)%          1.99 %           9.97 %
              ----------------- ---------------- ----------------

>> The graph assumes an initial $10,000 investment at March 31, 1993. All dividends and distributions are reinvested.

>> At March 31, 2003, the value of the Fund would have increased to $25,856 - a cumulative total investment return of 158.56% since March 31, 1993.

>> At March 31, 2003, the value of a similar investment in the Russell 2000 Index would have increased to $17,812 - a cumulative total investment return of 78.12%; and a similar investment in the Russell 2000 Growth Index would have increased to $12,682 - a cumulative total investment return of 26.82% since March 31, 1993.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 92.06%

      Business Services - 19.62%
        (a)Acxiom Corporation ..................................................                   624,800              $ 10,515,384
        (a)Catalina Marketing Corporation ......................................                   548,300                10,543,809
           Fair, Isaac and Company, Incorporated ...............................                   281,550                14,308,371
        (a)Manugistics Group, Inc. .............................................                 2,476,400                 5,646,192
        (a)Nuance Communications Inc. ..........................................                   316,072                   689,037
        (a)PDI, Inc. ...........................................................                   881,000                 6,519,400
        (a)QRS Corporation .....................................................                 1,003,850                 4,928,904
        (a)SPSS Inc. ...........................................................                   748,600                 8,474,152
        (a)SpeechWorks International Inc. ......................................                 2,015,600                 4,676,192
        (a)Transaction Systems Architects, Inc. ................................                 1,381,500                 8,206,110
                                                                                                                        ------------
                                                                                                                          74,507,551
                                                                                                                        ------------
      Consumer Related - 8.45%
        (a)American Italian Pasta Company ......................................                   213,109                 9,216,964
        (a)Green Mountain Coffee, Inc. .........................................                   389,997                 7,168,145
        (a)Panera Bread Company ................................................                   261,600                 7,976,184
        (a)Restoration Hardware, Inc. ..........................................                   298,400                   748,984
        (a)The Cheesecake Factory Incorporated .................................                   216,850                 6,997,749
                                                                                                                        ------------
                                                                                                                          32,108,026
                                                                                                                        ------------
      Industrial Products - 13.42%
        (a)ANSYS, Inc. .........................................................                   416,300                 9,970,385
        (a)Cognex Corporation ..................................................                   609,200                12,896,764
        (a)CUNO Incorporated ...................................................                   321,900                10,825,497
        (a)FEI Company .........................................................                   342,500                 5,466,300
        (a)Flow International Corporation ......................................                   150,300                   300,600
        (a)Symyx Technologies, Inc. ............................................                   766,747                11,508,872
                                                                                                                        ------------
                                                                                                                          50,968,418
                                                                                                                        ------------
      Information / Knowledge - 18.96%
        (a)Advent Software, Inc. ...............................................                   834,200                10,143,872
        (a)American Software, Inc. .............................................                   150,300                   464,427
        (a)Concord Communications, Inc. ........................................                   576,200                 4,938,034
        (a)Datastream Systems, Inc. ............................................                   438,500                 2,990,570
        (a)Dendrite International, Inc. ........................................                 1,021,950                 8,686,575
        (a)Manhattan Associates, Inc. ..........................................                   623,900                10,936,967
        (a)Medialink Worldwide Incorporated ....................................                   193,800                   581,400
        (a)Molecular Devices Corporation .......................................                   790,300                 9,562,630
        (a)NetScout Systems, Inc. ..............................................                   939,600                 2,612,088
        (a)RadiSys Corporation .................................................                   923,900                 6,125,457
        (a)The BISYS Group, Inc. ...............................................                   351,500                 5,736,480
        (a)Tollgrade Communications, Inc. ......................................                   590,600                 8,475,110
        (a)Tripos, Inc. ........................................................                   148,900                   751,945
                                                                                                                        ------------
                                                                                                                          72,005,555
                                                                                                                        ------------



                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Medical / Health Care - 21.91%
        (a)Affymetrix, Inc. ....................................................                   545,500              $ 14,183,000
        (a)BioReliance Corporation .............................................                   124,800                 2,411,136
        (a)Cerner Corporation ..................................................                    43,900                 1,421,482
        (a)Diagnostic Products Corporation .....................................                   239,700                 8,952,795
        (a)Dionex Corporation ..................................................                   401,000                13,245,030
        (a)Gene Logic Inc. .....................................................                 1,369,600                 6,943,872
        (a)Human Genome Sciences, Inc. .........................................                   878,100                 7,507,755
        (a)Incyte Genomics, Inc. ...............................................                 1,140,900                 3,411,291
        (a)Pharmacopeia, Inc. ..................................................                   906,753                 7,952,225
        (a)Specialty Laboratories, Inc. ........................................                   969,028                 8,139,835
        (a)Techne Corporation ..................................................                   438,800                 9,069,996
                                                                                                                        ------------
                                                                                                                          83,238,417
                                                                                                                        ------------
      Pharmaceuticals - 9.70%
        (a)aaiPharma Inc. ......................................................                   785,386                 6,770,027
        (a)Albany Molecular Research, Inc. .....................................                   812,800                12,118,848
        (a)Kendle International Inc. ...........................................                   163,500                   550,995
        (a)King Pharmaceuticals, Inc. ..........................................                   545,090                 6,502,924
        (a)Medicis Pharmaceutical Corporation ..................................                   195,900                10,890,081
                                                                                                                        ------------
                                                                                                                          36,832,875
                                                                                                                        ------------

           Total Common Stocks (Cost $495,635,010) .......................................................               349,660,842
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 2.18%

           General Electric - 1.26%, due 04/03/03 ..............................                $3,262,000                 3,262,000
           General Electric - 1.25%, due 04/02/03 ..............................                 5,022,000                 5,022,000
                                                                                                                        ------------

           Total Commercial Paper (Cost $8,284,000) ......................................................                 8,284,000
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 8.50%

           Evergreen Money Market Fund Class I #218 ............................                12,960,554                12,960,554
           Evergreen Institutional Money Market Fund Class I #495 ..............                19,355,135                19,355,135
                                                                                                                        ------------

           Total Investment Companies (Cost $32,315,689) .................................................                32,315,689
                                                                                                                        ------------







                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Value
                                                                                                                         (note 1)
------------------------------------------------------------------------------------------------------------------------------------

Total Value of Investments (Cost $536,234,699 (b)) ...................................               102.74 %          $390,260,531
Liabilities in Excess of Other Assets ................................................                (2.74)%           (10,422,632)
                                                                                                     ------            ------------
      Net Assets .....................................................................               100.00 %          $379,837,899
                                                                                                     ======            ============


      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $536,441,988.  Unrealized  appreciation/  (depreciation) of investments for federal income tax purposes is as follows:


           Unrealized appreciation ........................................................................           $  26,616,232
           Unrealized depreciation ........................................................................            (172,797,689)
                                                                                                                      -------------

                      Net unrealized depreciation .........................................................           $(146,181,457)
                                                                                                                      =============































See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $536,234,699) ..........................................................            $ 390,260,531
      Cash ...............................................................................................                      627
      Income receivable ..................................................................................                   34,075
      Receivable for investments sold ....................................................................                  215,994
      Receivable for fund shares sold ....................................................................                  913,740
      Other asset ........................................................................................                    4,961
                                                                                                                      -------------

           Total assets ..................................................................................              391,429,928
                                                                                                                      -------------

LIABILITIES
      Accrued expenses ...................................................................................                   43,827
      Payable for investment purchases ...................................................................                7,883,257
      Payable for fund shares redeemed ...................................................................                3,626,592
      Other liability ....................................................................................                   38,353
                                                                                                                      -------------

           Total liabilities .............................................................................               11,592,029
                                                                                                                      -------------

NET ASSETS
      (applicable to 18,969,658 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ............................................            $ 379,837,899
                                                                                                                      =============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER INSTITUTIONAL CLASS SHARE
      ($379,837,899 / 18,969,658 shares) .................................................................            $       20.02
                                                                                                                      =============

NET ASSETS CONSIST OF
      Paid-in capital ....................................................................................            $ 533,848,929
      Accumulated net realized loss on investments .......................................................               (8,036,862)
      Net unrealized depreciation on investments .........................................................             (145,974,168)
                                                                                                                      -------------
                                                                                                                      $ 379,837,899
                                                                                                                      =============
















See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2003


NET INVESTMENT LOSS

      Income
           Interest ...................................................................................               $      76,296
           Dividends ..................................................................................                     574,301
                                                                                                                      -------------

               Total income ...........................................................................                     650,597
                                                                                                                      -------------

      Expenses
           Investment advisory fees (note 2) ..........................................................                   3,719,906
           Fund administration fees (note 2) ..........................................................                     446,991
           Custody fees ...............................................................................                      51,621
           Registration and filing administration fees (note 2) .......................................                       8,465
           Fund accounting fees (note 2) ..............................................................                      64,199
           Audit fees .................................................................................                      24,550
           Legal fees .................................................................................                       9,088
           Securities pricing fees ....................................................................                       4,566
           Shareholder recordkeeping fees .............................................................                      33,920
           Shareholder servicing expenses .............................................................                      46,522
           Registration and filing expenses ...........................................................                      53,423
           Printing expenses ..........................................................................                      35,531
           Trustee fees and meeting expenses ..........................................................                       4,289
           Other operating expenses ...................................................................                      55,385
                                                                                                                      -------------

               Total expenses .........................................................................                   4,558,456
                                                                                                                      -------------

                    Net investment loss ...............................................................                  (3,907,859)
                                                                                                                      -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions ..................................................                  (7,742,628)
      Decrease in unrealized appreciation on investments ..............................................                (194,195,331)
                                                                                                                      -------------

           Net realized and unrealized loss on investments ............................................                (201,937,959)
                                                                                                                      -------------

               Net decrease in net assets resulting from operations ...................................               $(205,845,818)
                                                                                                                      =============












See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years ended March 31,




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                2002
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS

     Operations
         Net investment loss .............................................................         $ (3,907,859)       $ (2,114,296)
         Net realized (loss) gain from investment transactions ...........................           (7,742,628)          3,920,857
         (Decrease) increase in unrealized appreciation on investments ...................         (194,195,331)         51,099,604
                                                                                                   ------------        ------------

              Net (decrease) increase in net assets resulting from operations ............         (205,845,818)         52,906,165
                                                                                                   ------------        ------------

     Distributions to shareholders from
         Net realized gain from investment transactions ..................................              (11,605)         (2,098,511)
                                                                                                   ------------        ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ............          173,001,722         223,203,778
                                                                                                   ------------        ------------

                     Total (decrease) increase in net assets .............................          (32,855,701)        274,011,432

NET ASSETS

     Beginning of year ...................................................................          412,693,600         138,682,168
                                                                                                   ------------        ------------

     End of year .........................................................................         $379,837,899        $412,693,600
                                                                                                   ============        ============


(a) A summary of capital share activity follows:
                                                           -------------------------------------------------------------------------
                                                                          2003                                   2002

                                                              Shares               Value              Shares               Value
                                                           -------------------------------------------------------------------------

Shares sold ............................................     19,910,473        $467,710,923          12,991,963        $410,624,636

Shares issued for reinvestment of distributions ........            534              11,264              59,856           2,041,702
                                                           ------------        ------------        ------------        ------------

                                                             19,911,007         467,722,187          13,051,819         412,666,338

Shares redeemed ........................................    (13,109,703)       (294,720,465)         (5,991,057)       (189,462,560)
                                                           ------------        ------------        ------------        ------------

     Net increase ......................................      6,801,304        $173,001,722           7,060,762        $223,203,778
                                                           ============        ============        ============        ============






See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                    For the Years ended March 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                        2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............................      $  33.92     $  27.15     $  32.43     $  19.48     $  21.02

      (Loss) income from investment operations
           Net investment loss .................................         (0.21)       (0.17)       (0.04)       (0.18)       (0.12)
           Net realized and unrealized (loss) gain on investments       (13.69)        7.16        (3.43)       15.25        (1.19)
                                                                      --------     --------     --------     --------     --------

               Total from investment operations ................        (13.90)        6.99        (3.47)       15.07        (1.31)
                                                                      --------     --------     --------     --------     --------

      Distributions to shareholders from
           Net realized gain from investment transactions ......          0.00(a)     (0.22)       (1.81)       (2.12)       (0.23)
                                                                      --------     --------     --------     --------     --------

Net asset value, end of year ...................................      $  20.02     $  33.92     $  27.15     $  32.43     $  19.48
                                                                      ========     ========     ========     ========     ========

Total return ...................................................        (40.98)%      25.72 %     (11.29)%      78.85 %      (6.27)%
                                                                      ========     ========     ========     ========     ========

Ratios/supplemental data
      Net assets, end of year (000's) ..........................      $379,838     $412,694     $138,682     $ 61,020     $ 24,078
                                                                      ========     ========     ========     ========     ========


      Ratio of expenses to average net assets ..................          1.23 %       1.24 %       1.35 %       1.48 %       1.85 %

      Ratio of net investment loss to average net assets .......         (1.05)%      (0.83)%      (0.23)%      (0.99)%      (1.33)%

      Portfolio turnover rate ..................................          0.91 %       7.34 %       7.57 %      28.26 %      29.45 %


(a) The actual distribution is less than $0.01 per share.




See accompanying notes to financial statements


                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-ended management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

          Pursuant to a plan approved by the Board of Trustees of the Trust (the "Trustees"), the existing single class of shares of the Fund was re-designated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $887,113, which expire in the year 2011. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



               As a result of the Fund's operating net investment loss, a reclassification adjustment of $3,907,859 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and to decrease paid-in capital.

          C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through
               October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services, plus 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.



                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $180,696,608 and $3,137,544, respectively, for the year ended March 31, 2003.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

          For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total distributions for the year ended March 31, 2003, all represent long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.





























                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Small Company Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------









                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------


                                                                                                                        (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of the Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

International Equity Fund

Performance

Your Fund for the first time since its inception, trailed the international broad market indices the MSCI EAFE and MSCI AC world ex-US and peer groups, Lipper's International Funds Index and Morningstar' Foreign Stock Category for the fiscal year ending March 31, 2003. Your Fund's record remains competitive against each of the aforementioned indices/peer groups for the longer term three-year measurement period.

Benchmark/Peer Group Insights

Uncertainty is the dominant theme that exists in the markets and in the world today. The subsequent development and aftermath of the war with Iraq continues to be at the forefront of investors' minds. While the measure of international markets, the MSCI EAFE, slightly outpaced the measure of domestic U.S. markets, the S&P 500, over the past twelve months. The war with Iraq caused volatility in the marketplace with prices swinging wildly as the emotions from the certainly been evident in the markets.

For the most part, global markets were down for the last fiscal year ending in March as a result of the global uncertainty. The broad international market, represented by both the MSCI EAFE and All-Country (AC) World ex-US indices, was down 22.9% and 22.2%, respectively, for the last twelve months. A table containing these market indices is as follows:

------------------------------ ------------ ------------ ----------- -----------
Index Returns (in US$)         1Q03         YTD          1-Year      3-Year
------------------------------ ------------ ------------ ----------- -----------
MSCI EAFE                      -  8.1%      -  8.1%      -  22.9%    -  19.3%
------------------------------ ------------ ------------ ----------- -----------
MSCI AC World Ex-US            -  7.3%      -  7.3%      -  22.2%    -  18.7%
------------------------------ ------------ ------------ ----------- -----------
Emerging Markets               -  5.9%      -  5.9%      -  20.6%    -  16.4%
------------------------------ ------------ ------------ ----------- -----------
Japan                          -  7.8%      -  7.8%      -  18.4%    -  25.2%
------------------------------ ------------ ------------ ----------- -----------
S&P 500                        -  3.2%      -  3.2%      -  24.8%    -  16.1%
------------------------------ ------------ ------------ ----------- -----------

Portfolio Review

Over the last year your portfolio benefited from its overweight in the emerging markets, but was partly offset by its underweight in Japan, which slightly outperformed its international benchmarks. As shown above, Japan was down 18.4% over the last 12-months, compared to the MSCI EAFE index's decline of 22.9%. The low weighting in your portfolio is in response to the lack of exceptional companies trading at reasonable prices in Japan. Many Japanese companies continue to trade at high valuations, while at the same time offering poor returns to investors. In fact, Japan's Nikkei 225 Index stands at 52x next year's estimated earnings versus the S&P 500 at 17x and Europe at 14x. Moreover, between 1992 and 2002, earnings for the Japanese market grew at a -1% compounded annual growth rate versus the U.S. at +6% and Europe at +9%. From a sector perspective over the last year, we benefited from an overweight in healthcare. We found more opportunities in this segment over the past 12 months, as prices for growing medical businesses became very attractive. However, some of our gains were reduced by the underperformance of the finance sector, where our portfolio is overweight relative to the index. Longer term, we feel this industry will continue to benefit from the gathering of retirement assets, which is driven by the aging baby boomers in the developed countries.

Outlook

The global economy has certainly slowed in response to the war primarily from the reluctance of corporations and consumers to spend. Moreover, equities, as an investment, appear unattractive at best, given 3 years of negative performance. However, we feel that the outlook ahead is brighter. Barton Biggs, the famed strategist at Morgan Stanley, conducted a simple analysis, where modest world GDP growth coupled with 2% inflation and conservative forecasts for productivity, labor force growth, and the equity risk premium, yielded a global stockmarket return between 8-12% going forward. Further supporting our outlook is the easing of monetary policy around the world. Over the last year, the OECD governments continued to liquefy their economies with lower interest rates. This is combined with the large injection of fiscal spending by the U.S. government to support the war with Iraq and improve homeland security. Blend these activities with the possibility of lower oil prices and a reduction in world risk levels after the war and you will have the ingredients for a worldwide recovery.

Seeing past the war, Europe is expected to recover along with the US. We bought Swiss Reinsurance (1.94% holding), one of the largest insurance companies in the world. The company is well capitalized and maintains one of the best reinsurance franchises in the industry. Market volatility and recent fears drove the share price to a reasonable level, where we were able to initiate a position within the last year. Additionally, we bought Nobel Biocare (1.73% holding), a leading Swiss dental implant manufacturer. We expect the company to grow its revenues between 10-12% per annum. The growth comes partly from the aging population in the EU and the U.S., where tooth loss is on the rise, and partly from the increasing penetration of the dental implant market, where these tooth replacements have been proven to be superior to crowns and bridges.

In Japan, we remain underweight because the bottom-up fundamentals are lackluster and offer poor investment returns. Nevertheless, we are always in search of growth ideas. In fact, over the past 12 months we have added Origin Toshu (0.93% holding), a successful Japanese fast food chain with 280 stores, offering "bento (lunchbox)" takeout meals. The company is expanding its store base to meet demand, benefiting from the secular trend toward freshly cooked, inexpensive meals, particularly since more women are entering the workplace. Also we remain holders of Daito Trust (2.39% holding), a builder of apartments in Japan, where demand remains robust as older people downsize into smaller homes. Of all the developed countries, Japan has the fastest aging population.

In Latin America, Brazil's political and financial situation remains risky. The new president, Luiz Inacio "Lula" da Silva, has left-wing tendencies, which have traditionally slowed efforts for much needed market reforms. But, the overriding factor continues to be the $300 billion debt burden. As a result, Brazilian equities are very sensitive to poor political judgements and policy initiatives. We maintain a small exposure through Petrobras (1.52% holding), Brazil's leading oil company. Separately, in Mexico, the slowdown in the U.S. has directly impacted the country's growth through their close trading relationship. However, going forward, the possibility of an improving US economy after the war should bode well for Mexico. In our portfolio, we own Wal-Mart de Mexico (1.77% holding), the Wal-Mart division in Mexico, which continues to take market share away from local "mom and pop" stores and other established retailers, penetrating the country by expanding its storebase. Consequently, we expect earnings to grow 15-20% per year for the next five years.

In summary, we believe periods such as these present excellent long-term growth opportunities around the world. The recent market lows give us a rare opportunity to invest in exceptional companies that traditionally were too expensive to buy in the past. As a result, we feel the portfolio is in a great position to deliver the long-term outperformance that you expect from Brown Capital. We certainly appreciate your confidence in our GARP investment style and in our firm.

                   THE BROWN CAPITAL MANAGEMENT INTERNATIONAL
                                  EQUITY FUND

                     Performance Update - $10,000 Investment

                For the period from May 28, 1999 (Commencement of
                          Operations) to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                    The Brown Capital       MSCI All Country        MSCI EAFE
                Management International    World Free EX USA     International
                      Equity Fund              Gross Index         Gross Index
--------------------------------------------------------------------------------
      5/28/1999           10,000                 10,000               10,000
      6/30/1999           10,040                  9,968                9,859
      9/30/1999            9,840                 10,307               10,299
     12/31/1999           11,245                 12,178               12,055
      3/31/2000           11,856                 12,274               12,049
      6/30/2000           11,716                 11,773               11,579
      9/30/2000           11,315                 10,813               10,652
     12/31/2000           11,233                 10,341               10,373
      3/31/2001            9,998                  8,982                8,956
      6/30/2001           10,327                  8,970                8,879
      9/30/2001            8,320                  7,645                7,640
     12/31/2001            9,393                  8,325                8,173
      3/31/2002            9,352                  8,462                8,220
      6/30/2002            8,690                  8,238                8,060
      9/30/2002            6,621                  6,648                6,474
     12/31/2002            7,148                  7,104                6,893
      3/31/2003            6,538                  6,585                6,333

This graph depicts the performance of The Brown Capital Management International Equity Fund (the "Fund") versus the MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

      ----------------- ---------------- -------------------------------
          One Year        Three Years     Since 5/28/99 (Commencement
                                                of Operations)
      ----------------- ---------------- -------------------------------
          (30.09)%         (18.00)%                 (10.47)%
      ----------------- ---------------- -------------------------------

>>   The  graph  assumes  an  initial   $10,000   investment  at  May  28,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At March 31, 2003, the value of the Fund would have decreased to $6,538 - a cumulative total investment return of (34.62)% since May 28, 1999.

>> At March 31, 2003, the value of a similar investment in the MSCI All Country World Free EX USA Gross Index would have decreased to $6,585 - a cumulative total investment return of (34.15)% since May 28, 1999; while the value of a similar investment in the MSCI EAFE International Gross Index would have decreased to $6,333 - a cumulative total investment return of (36.67)% since May 28, 1999. The MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index replace the MSCI All Country World Free EX USA Price Index and the MSCI EAFE International Price Index used for illustrative purposes in prior annual reports. The MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index are used in the graph above to provide a better comparison to the Fund because the Gross indices take into account the value of dividends that would have been received by securities and the Price indices exclude those dividends. For the fiscal year ended March 31, 2003, the investment in The Brown Capital Management International Equity Fund would have decreased in value by $2,814; the similar investment in the MSCI All Country World Free EX USA Gross Index would have decreased in value by $1,877; the similar investment in the MSCI EAFE International Gross Index would have decreased in value by $1,886; the similar investment in the MSCI All Country World Free EX USA Price Index would have decreased in value by $2,073; and the similar investment in the MSCI EAFE International Price Index would have decreased in value by $2,093.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

>> Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies.
     Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 98.64%

  Australian Equities - 4.36%
     National Australia Bank Limited ...........................................                     4,700              $    90,740
     Westpac Banking Corporation Limited .......................................                    10,900                   99,324
                                                                                                                        -----------
                                                                                                                            190,064
                                                                                                                        -----------
  Belgium Equity - 1.58%
     Dexia .....................................................................                     7,520                   68,600

                                                                                                                        -----------
  Bermuda Equity - 2.00%
     XL Capital Ltd. - Class A .................................................                     1,230                   87,059
                                                                                                                        -----------
   Brazilian Equity - 1.52%
     Petroleo Brasileiro SA - Pfd - ADR ........................................                     4,800                   66,048

                                                                                                                        -----------

  British Equities - 13.01%
     Amvescap PLC ..............................................................                    10,200                   45,215
  (a)easyJet PLC ...............................................................                    18,272                   64,219
     Man Group PLC .............................................................                     6,400                   98,434
  (a)Powderject Pharmaceuticals PLC ............................................                    12,400                   81,960
     Royal Bank of Scotland Group PLC ..........................................                     4,133                   93,240
     SABMiller PLC .............................................................                     9,300                   58,305
  (a)Shire Pharmaceuticals Group PLC ...........................................                    13,200                   80,561
     United Business Media PLC .................................................                    13,038                   44,791
                                                                                                                        -----------
                                                                                                                            566,725
                                                                                                                        -----------
  Canadian Equities - 5.47%
  (a)JDS Uniphase Corporation ..................................................                   22,600                    64,410
  (a)Patheon Inc. ..............................................................                    6,600                    57,560
     Royal Bank of Canada ......................................................                    3,000                   116,070
                                                                                                                        -----------
                                                                                                                            238,040
                                                                                                                        -----------
   Danish Equity - 2.56%
     Danske Bank A/S ...........................................................                   6,000                    100,174
     Nordea ....................................................................                   2,540                     11,246
                                                                                                                        -----------
                                                                                                                            111,420
                                                                                                                        -----------
  Finnish Equity - 1.38%
     Nokia Oyj - ADR ...........................................................                   4,300                     60,243
                                                                                                                        -----------

  French Equities - 4.15%
     Aventis SA ................................................................                   1,700                     74,717
     Axa .......................................................................                   5,000                     59,104
     Hermes International ......................................................                     350                     47,032
                                                                                                                        -----------
                                                                                                                            180,853
                                                                                                                        -----------




                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

  German Equities - 2.93%
     Rhoen-Klinikum AG .........................................................                     2,600              $    78,909
     Schering AG ...............................................................                     1,200                   48,835
                                                                                                                        -----------
                                                                                                                            127,744
                                                                                                                        -----------
  Hong Kong Equity - 2.36%
     Esprit Holdings Limited ...................................................                    54,400                  102,882
                                                                                                                        -----------

  Indian Equity - 0.80%
  (a)Satyam Computer Services - ADR ............................................                     4,200                   34,776
                                                                                                                        -----------

  Isralian Equities - 5.27%
  (a)Check Point Software Technologies, Ltd. ...................................                     3,200                   46,304
  (a)Partner Communications Company Ltd. - ADR .................................                    12,300                   41,451
     Teva Pharmaceutical Industries Ltd. - ADR .................................                     3,400                  141,610
                                                                                                                        -----------
                                                                                                                            229,365
                                                                                                                        -----------
  Italian Equities - 5.04%
     Amplifon ..................................................................                     4,400                   69,654
     Tod's .....................................................................                     2,100                   52,309
     UniCredito Italiano .......................................................                    25,600                   97,609
                                                                                                                        -----------
                                                                                                                            219,572
                                                                                                                        -----------
  Japanese Equities - 3.34%
     Daito Trust Construction Co., Ltd. ........................................                     5,100                  104,620
     ORIGIN TOSHU Co., Ltd. ....................................................                     3,700                   40,773
                                                                                                                        -----------
                                                                                                                            145,393
                                                                                                                        -----------
  Korean Equity - 1.34%
     KT Corporation - ADR ......................................................                     3,400                   58,378
                                                                                                                        -----------

  Mexican Equities - 4.46%
     Fomento Economico Mexicano, SA de CV - ADR ................................                     1,800                   59,886
  (a)Grupo Aeroportuario del Sureste - ADR .....................................                     5,100                   56,865
     Walmart de Mexico SA de CV - Ser.V ........................................                    31,700                   77,380
                                                                                                                        -----------
                                                                                                                            194,131
                                                                                                                        -----------
  Netherland Equities - 10.85%
     ABN AMRO Holding NV .......................................................                     5,538                   81,074
     Akzo Nobel NV .............................................................                     2,530                   50,361
     DSM NV ....................................................................                     2,100                   81,079
     Euronext NV ...............................................................                     5,000                   89,257
  (a)Fox Kids Europe NV ........................................................                    20,000                  111,435
     Philips Electronics NV ....................................................                     3,776                   59,363
                                                                                                                        -----------
                                                                                                                            472,569
                                                                                                                        -----------
  Norwegian Equity - 0.80%
  (a)Tandberg ASA ..............................................................                    13,900                   34,977
                                                                                                                        -----------


                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value in US$
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

  Portugal Equity - 2.65%
       Portugal Telecom - Reg ..................................................                    16,666              $   115,619
                                                                                                                        -----------

  Singapore Equities - 5.49%
    (a)Flextronics International Ltd. ..........................................                     8,800                   76,736
       Informatics Holdings Limited ............................................                    84,200                   48,207
       Singapore Airlines ......................................................                     6,200                   30,752
       Venture Corporation Limited .............................................                    10,500                   83,329
                                                                                                                        -----------
                                                                                                                            239,024
                                                                                                                        -----------
  Spanish Equities - 5.61%
       Endesa ..................................................................                     5,900                   71,870
       Telefonica - ADR ........................................................                     2,699                   75,705
       Union Fenosa ............................................................                     7,600                   96,730
                                                                                                                        -----------
                                                                                                                            244,305
                                                                                                                        -----------
  Swedish Equities - 2.68%
       Clas Ohlson AB - B Shares ...............................................                     3,500                   53,875
       Nordea ..................................................................                    14,200                   62,883
                                                                                                                        -----------
                                                                                                                            116,758
                                                                                                                        -----------
  Swiss Equities - 8.99%
    (a)Nobel Biocare AG ........................................................                     1,420                   75,174
    (a)Swiss Re ................................................................                     1,725                   84,679
       Swisscom AG .............................................................                       355                  109,213
       Synthes-Stratec, Inc. ...................................................                       220                  122,331
                                                                                                                        -----------
                                                                                                                            391,397
                                                                                                                        -----------

       Total Common Stocks (Cost $5,261,299) .....................................................                        4,295,942
                                                                                                                        -----------

INVESTMENT COMPANIES - 1.34%

      Evergreen Select Money Market Fund Class I #495 ..........................                    17,358                   17,358
      Evergreen Select Money Market Fund .......................................                    41,065                   41,065
                                                                                                                        -----------

           Total Investment Companies (Cost $58,423) ............................................                            58,423
                                                                                                                        -----------


Total Value of Investments (Cost $5,319,722 (b)) ...................................                 99.98 %             $4,354,365
Other Assets Less Liabilities ......................................................                  0.02 %                  1,004
                                                                                                  --------               ----------
      Net Assets ...................................................................                100.00 %             $4,355,369
                                                                                                  ========               ==========







                                                                                                                         (Continued)


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003




     (a)  Non-income producing investment.

     (b) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation/ (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

          Unrealized appreciation ...............................................................                       $   260,138
          Unrealized depreciation ...............................................................                        (1,225,495)
                                                                                                                        -----------


          Net unrealized depreciation ...........................................................                       $  (965,357)
                                                                                                                        ===========

      The following acronyms and abbreviations are used in this portfolio:

           AB - Aktiebolag (Swedish)                       PLC - Public Limited Company (British)
           ADR - American Depositary Receipt               SA - Socieded Anonima (Spanish)
           AG - Aktiengesellschaft (German)                SA - Socieded Anonima (Portugal)
           ASA - Allmennaksjeselskap (Norwegian)           SA - Societe Anonyme (French)
           CV - Convertible Securities (Mexican)           SGPS - Sociedade Gestora De Participacoes (Portugal)
           NV - Naamloze Vennootschap (Dutch)              S.p.A. - Societa Per Azioni (Italian)




























See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $5,319,722) ...............................................................           $ 4,354,365
      Cash ..................................................................................................                 6,203
      Income receivable (cost $9,977) .......................................................................                10,027
      Other asset ...........................................................................................                 4,370
                                                                                                                        -----------


           Total assets .....................................................................................             4,374,965
                                                                                                                        -----------

LIABILITIES
      Accrued expenses ......................................................................................                19,426
      Other liabilities .....................................................................................                   170
                                                                                                                        -----------

           Total liabilities ................................................................................                19,596
                                                                                                                        -----------

NET ASSETS
      (applicable to 689,629 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ...............................................           $ 4,355,369
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($4,355,369 / 689,629 shares) .........................................................................           $      6.32
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital .......................................................................................           $ 7,008,597
      Accumated net investment loss .........................................................................                (1,326)
      Accumulated net realized loss on investments and foreign currency translations ........................            (1,686,595)
      Net unrealized depreciation on investments and translation of assets
           and liabilities in foreign currencies ............................................................              (965,307)
                                                                                                                        -----------
                                                                                                                        $ 4,355,369
                                                                                                                        ===========




















See accompanying notes to financial statements


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2003


NET INVESTMENT INCOME

      Income
           Dividends (net of foreign withholding tax) .......................................................           $   107,998
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) ................................................................                51,622
           Fund administration fees (note 2) ................................................................                 9,034
           Custody fees .....................................................................................                 7,699
           Registration and filing administration fees (note 2) .............................................                 2,094
           Fund accounting fees (note 2) ....................................................................                27,516
           Audit fees .......................................................................................                21,700
           Legal fees .......................................................................................                 9,388
           Securities pricing fees ..........................................................................                10,208
           Shareholder recordkeeping fees ...................................................................                18,000
           Other accounting fees (note 2) ...................................................................                14,988
           Shareholder servicing expenses ...................................................................                 4,257
           Registration and filing expenses .................................................................                 2,655
           Trustee fees and meeting expenses ................................................................                 4,289
           Other operating expenses .........................................................................                 4,033
                                                                                                                        -----------

               Total expenses ...............................................................................               187,483
                                                                                                                        -----------

               Less:
                    Expense reimbursements (note 2) .........................................................               (32,501)
                    Investment advisory fees waived (note 2) ................................................               (51,622)
                                                                                                                        -----------

               Net expenses .................................................................................               103,360
                                                                                                                        -----------

                    Net investment income ...................................................................                 4,638
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investments and foreign currency translations                                               (1,238,056)
      Increase in udepreciation on investments and translation of assets
           and liabilities in foreign currencies ............................................................              (626,910)
                                                                                                                        -----------

           Net realized and unrealized loss on investments ..................................................            (1,864,966)
                                                                                                                        -----------

               Net decrease in net assets resulting from operations .........................................           $(1,860,328)
                                                                                                                        ============








See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years ended March 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                 2002
------------------------------------------------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS

     Operations
        Net investment income ..........................................................           $     4,638          $    36,389
        Net realized loss from investment transactions and foreign currency translations            (1,238,056)            (432,247)
        Increase in unrealized depreciation on investments .............................              (626,910)            (119,888)
                                                                                                   -----------          -----------

            Net decrease in net assets resulting from operations .......................            (1,860,328)            (515,746)
                                                                                                   -----------          -----------
     Distributions to shareholders from
        Net investment income ..........................................................                     0              (17,064)
        Tax return of capital ..........................................................                     0              (12,156)
                                                                                                   -----------          -----------

            Decrease in net assets resulting from distributions ........................                     0              (29,220)
                                                                                                   -----------          -----------

     Capital share transactions
        Increase in net assets resulting from capital share transactions (a) ...........                 6,289            4,055,329
                                                                                                   -----------          -----------

               Total (decrease) increase in net assets .................................            (1,854,039)           3,510,363

NET ASSETS

     Beginning of year .................................................................             6,209,408            2,699,045
                                                                                                   -----------          -----------

     End of year .......................................................................           $ 4,355,369          $ 6,209,408
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:

                                                      ------------------------------------------------------------------------------
                                                                        2003                                      2002
                                                            Shares               Value                Shares               Value
                                                      ------------------------------------------------------------------------------


Shares sold .........................................        425,753          $ 2,946,787              419,939          $ 4,153,572

Shares issued for reinvestment of distributions .....              0                    0                2,910               26,298
                                                         -----------          -----------          -----------          -----------

                                                             425,753            2,946,787              422,849            4,179,870

Shares redeemed .....................................       (423,174)          (2,940,498)             (13,732)           (124,541)
                                                         -----------          -----------          -----------          -----------

     Net increase ...................................          2,579          $     6,289              409,117          $ 4,055,329
                                                         ===========          ===========          ===========          ===========



See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                   For the Periods ended March 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003            2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................     $      9.04     $      9.71     $     11.83     $     10.00

   (Loss) income from investment operations
        Net investment income .................................            0.01            0.05            0.03            0.02
        Net realized and unrealized (loss) gain on investments and
          foreign  currency translations ......................           (2.73)          (0.68)          (1.83)           1.83
                                                                    -----------     -----------     -----------     -----------
            Total from investment operations ..................           (2.72)          (0.63)          (1.80)           1.85
                                                                    -----------     -----------     -----------     -----------

   Distributions to shareholders from
        Net investment income .................................            0.00           (0.02)          (0.02)          (0.02)
        Tax return of capital .................................            0.00           (0.02)           0.00            0.00
        Net realized gain from investment transactions ........            0.00            0.00           (0.30)           0.00
                                                                    -----------     -----------     -----------     -----------
            Total distributions ...............................            0.00           (0.04)          (0.32)          (0.02)
                                                                    -----------     -----------     -----------     -----------

Net asset value, end of period ................................     $      6.32     $      9.04     $      9.71     $     11.83
                                                                    ===========     ===========     ===========     ===========


Total return ..................................................          (30.09)%         (6.46)%        (15.67)%         18.56 %
                                                                    ===========     ===========     ===========     ===========

Ratios/supplemental data
      Net assets, end of period ...............................   $   4,355,369    $  6,209,408     $ 2,699,045     $ 1,647,537
                                                                  =============    ============     ===========     ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......            3.63 %          3.55 %          6.26 %          9.23 %(b)
           After expense reimbursements and waived fees .......            2.00 %          2.00 %          2.00 %          2.00 %(b)
      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......           (1.54)%         (0.86)%         (3.95)%         (7.11)%(b)
           After expense reimbursements and waived fees .......            0.09 %          0.69 %          0.30 %          0.12 %(b)
      Portfolio turnover rate .................................           38.43 %          5.90 %         14.85 %         23.61 %

     (a)  For the period from May 28, 1999 (commencement of operations) to March 31, 2000.
     (b)  Annualized.

See accompanying notes to financial statements

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The Brown Capital Management International Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-ended management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.

          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has a capital loss carryforward for federal income tax purposes of $1,257,078, of which $38,628 expires in the year 2007, $92,211 of which expires in the year 2010, and $1,126,239 of which  expires in the year 2011.  It is the  intention  of the
               Trustees not to distribute any realized gains until the carryforward has been offset or expires.

          C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

          D.   Distributions   to   Shareholders   -  The  Fund   will   make  a
               determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.





                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2002

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

          F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

               The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

               Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

          The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $51,622 ($0.13 per share) and has voluntarily agreed to reimburse $32,501 of the Fund's operating expenses for the year ended March 31, 2003.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and recordkeeping services, plus 0.01% of annual average net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003


          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

          Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $1,999,350 and $2,003,471, respectively, for the year ended March 31, 2003.


























                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management International Equity Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $3,525 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------










                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------


                                                                                                                        (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of the Brown Capital Management International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the year then ended, and the financial highlights for each of the four years in the year and period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

Mid-Cap Institutional Fund
Mid-Cap Investor Class

Performance

Your Mid-Cap Fund, newly launched in 2002 with two share classes, trailed the broad market, S&P 500, stylized benchmark, Russell Midcap Growth and peer group index, Lipper's Midcap Growth Average, since its inception on September 30, 2002. We realize most Brown Capital Management investors place little credence in such a short-term performance, but believe it is important to note that we are still building a portfolio.

Benchmark/Peer Group Insights

The Brown Capital Management Mid-Cap Fund joins an increasingly competitive list of products in the mid capitalization asset class that, according to Morningstar's Principia Pro mutual fund database, offers over 1,300 products. Historically, underutilized mid-cap funds fell victim in asset allocation models to small-cap managers, who often allowed successful holdings to "drift" into mid-cap territory, and large cap managers, who often "identified early" fast growing companies in this area. Today, in light of limited access to small-cap funds that sometimes close due to capacity constraints, mid-cap products are garnering greater attention.

Unfortunately, the past twelve months did not favor mid-cap growth stocks in general when compared to the broad market's S&P 500. The Russell Midcap Growth trailed the broad market over the one, three and five year performance periods as of March 31, 2003. Importantly, Morningstar's Midcap Growth Category trailed the Russell Midcap Growth Index for twelve months ending March 31, 2003 suggesting that active managers found stock selection difficult over the past year.

Portfolio Review

For many reasons, barriers to entry in the mutual fund business are increasing. Building a competitive performance record and accumulating assets may be the greatest risks associated with the launch of a mutual fund. Our risk, in the launch of this product, was calculated. To improve the probability of asset accumulation in the fund, we created two share classes to provide shareholders a means of accessing this fund through different distribution channels. Brown Capital Management oversees one portfolio, but each share class is priced differently to accommodate underlying differences in the total expense ratios.

Since building a portfolio requires assets, our first six months does not reflect our stock selection capabilities. While we welcome cash flows, their sporadic nature often made it difficult to build positions when and how we like. As a growth manager, outpaced by value stocks for a third year in a row, identifying successful Growth at a Reasonable Price (GARP) investments with short-term upside potential is difficult. We remain committed to our time-tested approach recognizing that most investors seek superior long-term results, defined as three to five years or greater.

Outlook

Brown Capital Management seeks to leverage superior stock selection skills to generate above-average returns, but is "benchmark aware" meaning we will use our fundamental, bottom-up approach to determine favorable or unfavorable weightings, against the Russell Midcap Growth benchmark, in sectors and securities that, we believe, will generate above-average, long-term performance. As growth managers we typically focus on areas that, historically, deliver the best growth ideas: Consumer Discretionary, Financial Services, Health Care and Technology.

                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
                              Institutional Shares

                          Performance Update - $10,000
                  Investment For the period from September 30,
                              2002 (Date of Initial
                      Public Investment) to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                  The Brown Capital
               Management Mid-Cap Fund    Russell Mid-Cap       S&P 400 Mid-Cap
                 Institutional Shares      Growth Index             Index
--------------------------------------------------------------------------------
      9/30/2002        10,000                 10,000                10,000
     10/31/2002        10,640                 10,775                10,433
     11/30/2002        11,120                 11,618                11,036
     12/31/2002        10,480                 10,916                10,583
      1/31/2003        10,230                 10,809                10,274
      2/28/2003        10,150                 10,715                10,029
      3/31/2003        10,280                 10,914                10,113

This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the "Fund") Institutional Shares versus the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                            Cumulative Total Returns

                         -------------------------------
                             Since 09/30/02 (Date of
                           Initial Public Investment)
                         -------------------------------
                                     2.80 %
                         -------------------------------


>>   The graph assumes an initial $10,000 investment at September 30, 2002 (date
     of  initial  public  investment).   All  dividends  and  distributions  are
     reinvested.

>> At March 31, 2003, the value of the Fund's Institutional Shares would have increased to $10,280 - a cumulative total investment return of 2.80% since September 30, 2002 (date of initial public investment).

>> At March 31, 2003, the value of a similar investment in the Russell Mid-Cap Growth Index would have increased to $10,914 - a cumulative total investment return of 9.14%; and a similar investment in the S&P 400 Mid-Cap Index would have increased to $10,113 - a cumulative total investment return of 1.13% since September 30, 2002 (date of initial public investment).

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Cumulative total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND
                                 Investor Shares

                     Performance Update - $10,000 Investment
             For the period from September 30, 2002 (Date of Initial
                      Public Investment) to March 31, 2003

[Line Graph Here]:

--------------------------------------------------------------------------------
                  The Brown Capital
               Management Mid-Cap Fund    Russell Mid-Cap        S&P 400 Mid-Cap
                    Investor Shares        Growth Index               Index
--------------------------------------------------------------------------------
      9/30/2002        10,000                 10,000                 10,000
     10/31/2002        10,640                 10,775                 10,433
     11/30/2002        11,110                 11,618                 11,036
     12/31/2002        10,480                 10,916                 10,583
      1/31/2003        10,230                 10,809                 10,274
      2/28/2003        10,140                 10,715                 10,029
      3/31/2003        10,270                 10,914                 10,113



This graph depicts the performance of the The Brown Capital Management Mid-Cap Fund (the "Fund") Investor Shares versus the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                            Cumulative Total Returns

                         -------------------------------
                             Since 09/30/02 (Date of
                           Initial Public Investment)
                         -------------------------------
                                     2.70 %
                         -------------------------------


>>   The graph assumes an initial $10,000 investment at September 30, 2002 (date
     of  initial  public  investment).   All  dividends  and  distributions  are
     reinvested.

>> At March 31, 2003, the value of the Fund's Investor Shares would have increased to $10,270 - a cumulative total investment return of 2.70% since September 30, 2002 (date of initial public investment).

>> At March 31, 2003, the value of a similar investment in the Russell Mid-Cap Growth Index would have increased to $10,914 - a cumulative total investment return of 9.14%; and a similar investment in the S&P 400 Mid-Cap Index would have increased to $10,113 - a cumulative total investment return of 1.13% since September 30, 2002 (date of initial public investment).

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Cumulative total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                        Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 80.51%

      Automobiles & Components - 1.46%
        (a)Gentex Corporation ........................................................                    550             $   13,992
           Harley-Davidson, Inc. .....................................................                    450                 17,870
                                                                                                                          ----------
                                                                                                                              31,862
                                                                                                                          ----------
      Capital Goods - 1.91%
        (a)Airgas, Inc. Distributor ..................................................                  1,450                 26,839
           Danaher Corporation .......................................................                    225                 14,796
                                                                                                                          ----------
                                                                                                                              41,635
                                                                                                                          ----------
      Commercial Services & Supplies - 3.87%
        (a)Ceridian Corporation ......................................................                  1,275                 17,825
        (a)Concord EFS, Inc. .........................................................                  1,950                 18,330
           Equifax Inc. ..............................................................                    750                 14,992
        (a)Fiserv, Inc. ..............................................................                  1,050                 33,054
                                                                                                                          ----------
                                                                                                                              84,201
                                                                                                                          ----------
      Consumer Durables & Apparel - 1.22%
        (a)Fossil Inc. ...............................................................                    500                  8,610
        (a)Williams-Sonoma, Inc. .....................................................                    825                 17,985
                                                                                                                          ----------
                                                                                                                              26,595
                                                                                                                          ----------
      Diversified Financials - 6.22%
           Investors Financial Services Corporation ..................................                    850                 20,697
           Legg Mason Inc. ...........................................................                    625                 30,463
           SLM Corporation ...........................................................                    325                 36,049
           T. Rowe Price Group, Inc. .................................................                    950                 25,754
           W.W. Grainger, Inc. .......................................................                    525                 22,523
                                                                                                                          ----------
                                                                                                                             135,486
                                                                                                                          ----------
      Electronic Equipment and Instruments - 1.69%
        (a)Avnet, Inc. ...............................................................                  1,450                 15,196
           Molex Incorporated ........................................................                    400                  8,592
        (a)Waters Corporation ........................................................                    625                 13,225
                                                                                                                          ----------
                                                                                                                              37,013
                                                                                                                          ----------
      Energy - 2.57%
        (a)Pioneer Natural Resources Company .........................................                  1,175                 29,492
        (a)Smith International, Inc. .................................................                    750                 26,423
                                                                                                                          ----------
                                                                                                                              55,915
                                                                                                                          ----------
      Food & Drug Retailing - 3.26%
        (a)Express Scripts Inc. ......................................................                    525                 29,232
        (a)Whole Foods Market, Inc. ..................................................                    750                 41,730
                                                                                                                          ----------
                                                                                                                              70,962
                                                                                                                          ----------
      Food, Beverage, & Tobacco - 1.02%
        (a)Performance Food Group Company ............................................                    725                 22,229
                                                                                                                          ----------




                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Health Care Equipment and Services - 12.03%
           AmerisourceBergen Corporation ...........................................                     750              $   39,375
           Biomet, Inc. ............................................................                   1,275                  39,079
        (a)Cerner Corporation ......................................................                     875                  28,332
        (a)Covance Inc. ............................................................                   1,175                  27,166
           Health Management Associates, Inc. ......................................                   2,125                  40,375
        (a)Quest Diagnostics Incorporated ..........................................                     375                  22,384
        (a)St. Jude Medical, Inc. ..................................................                     400                  19,500
           Stryker Corporation .....................................................                     225                  15,446
        (a)Zimmer Holdings, Inc. ...................................................                     625                  30,394
                                                                                                                          ----------
                                                                                                                             262,051
                                                                                                                          ----------
      Health Care Providers and Services - 2.45%
        (a)AdvancePCS ..............................................................                   1,050                  29,757
        (a)Caremark Rx, Inc. .......................................................                     800                  14,520
        (a)Henry Schein Inc. .......................................................                     200                   9,020
                                                                                                                          ----------
                                                                                                                              53,297
                                                                                                                          ----------
      Home Furnishings - 0.32%
           La-Z-Boy Incorporated ...................................................                     400                   6,912
                                                                                                                          ----------

      Hotels Restaurants & Leisure - 1.85%
        (a)Panera Bread Company ....................................................                     525                  16,007
        (a)The Cheesecake Factory Incorporated .....................................                     750                  24,202
                                                                                                                          ----------
                                                                                                                              40,209
                                                                                                                          ----------
      Insurance - 0.46%
           Chubb Corporation .......................................................                     225                   9,972
                                                                                                                          ----------

      Pharmaceuticals & Biotechnology - 1.94%
        (a)Chiron Corporation ......................................................                     500                  18,750
        (a)King Pharmaceuticals Inc. ...............................................                   1,975                  23,562
                                                                                                                          ----------
                                                                                                                              42,312
                                                                                                                          ----------
      Retailing - 15.40%
        (a)Bed Bath & Beyond Inc. ..................................................                   1,275                  44,039
        (a)Chico's FAS's, Inc. .....................................................                   1,275                  25,500
        (a)Coach Inc. ..............................................................                     825                  31,622
        (a)Dollar Tree Stores Inc. .................................................                   1,900                  37,810
           Family Dollar Stores, Inc. ..............................................                   1,375                  42,460
           Fred's, Inc. ............................................................                   1,175                  32,724
        (a)Kohl's Corporation ......................................................                     500                  28,290
        (a)Staples Inc. ............................................................                   1,050                  19,246
           Tiffany & Co. ...........................................................                   1,375                  34,375
           TJX Companies ...........................................................                   2,225                  39,160
                                                                                                                          ----------
                                                                                                                             335,226
                                                                                                                          ----------


                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Software & Services - 8.32%
        (a)Acxiom Corporation ....................................................                      500               $    8,415
           Adobe Systems, Inc. ...................................................                      425                   13,103
        (a)BISYS Group, Inc. .....................................................                    2,450                   39,984
        (a)Checkfree Corporation .................................................                    1,275                   28,662
           Fair, Isaac & Co. .....................................................                      525                   26,681
        (a)Intuit Inc. ...........................................................                      825                   30,690
        (a)RSA Security Inc. .....................................................                    1,600                   11,360
        (a)Sungard Data Systems ..................................................                    1,050                   22,365
                                                                                                                          ----------
                                                                                                                             181,260
                                                                                                                          ----------
      Technology Hardware & Equipment - 12.09%
        (a)Altera Corporation ....................................................                    1,400                   18,956
        (a)Analog Devices, Inc. ..................................................                    1,275                   35,063
        (a)Celestica Inc. ........................................................                    2,750                   31,432
        (a)Flextronics International, Ltd. .......................................                    1,050                    9,156
        (a)Integrated Circuit Systems, Inc. ......................................                    1,175                   25,497
        (a)Jabil Circuit, Inc. ...................................................                    1,675                   29,312
        (a)Lam Research Corporation ..............................................                      700                    7,966
        (a)Lexmark International Group ...........................................                      350                   23,432
        (a)Network Appliance, Inc. ...............................................                    1,600                   17,904
        (a)Novellus Systems, Inc. ................................................                    1,100                   29,997
        (a)Synopsys, Inc. ........................................................                      425                   18,088
        (a)Xilinx, Inc. ..........................................................                      700                   16,387
                                                                                                                          ----------
                                                                                                                             263,190
                                                                                                                          ----------
      Telecommunication Services - 1.49%
           CenturyTel Inc. .......................................................                    1,175                   32,430
                                                                                                                          ----------

      Transportation - 0.94%
        (a)Swift Transportation Co., Inc. ........................................                    1,275                   20,400
                                                                                                                          ----------

           Total Common Stocks (Cost $1,726,477) ..........................................................                1,753,157
                                                                                                                          ----------

INVESTMENT COMPANY - 1.96%

           Evergreen Select Money Market Fund Class I #495 .......................                   42,560                  42,560
           (Cost $42,560)                                                                                                ----------









                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                                           (note 1)
------------------------------------------------------------------------------------------------------------------------------------

Total Value of Investments (Cost $1,769,037 (b)) .................................                82.47 %                 $1,795,717
Other Assets Less Liabilities ....................................................                17.53 %                    381,778
                                                                                                 ------                   ----------
      Net Assets .................................................................               100.00 %                 $2,177,495
                                                                                                 ======                   ==========

      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation/
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ....................................................................                   $ 117,434
           Unrealized depreciation ....................................................................                     (90,754)
                                                                                                                          ---------

                      Net unrealized appreciation .....................................................                   $  26,680
                                                                                                                          =========































See accompanying notes to financial statements



                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2003


ASSETS
      Investments, at value (cost $1,769,037) ..........................................................                $ 1,795,717
      Cash .............................................................................................                     18,997
      Income receivable ................................................................................                        486
      Receivable for fund shares sold ..................................................................                    374,989
      Other asset ......................................................................................                      5,010
      Due from advisor (note 2) ........................................................................                        934
                                                                                                                        -----------

           Total assets ................................................................................                  2,196,133

                                                                                                                        -----------

LIABILITIES
      Accrued expenses .................................................................................                     18,638
                                                                                                                        -----------

NET ASSETS .............................................................................................                $ 2,177,495
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital ..................................................................................                $ 2,153,779
      Accumulated net realized loss on investments .....................................................                     (2,964)
      Net unrealized appreciation on investments .......................................................                     26,680
                                                                                                                        -----------
                                                                                                                        $ 2,177,495
                                                                                                                        ===========
INSTITUTIONAL SHARES
      Net asset value, redemption and offering price per share
           ($1,635,414 / 159,068 shares) ...............................................................                $     10.28
                                                                                                                        ===========

INVESTOR SHARES
      Net asset value, redemption and offering price per share
           ($542,081 / 52,781 shares) ..................................................................                $     10.27
                                                                                                                        ===========



















See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                   Period ended March 31, 2003 (a)


NET INVESTMENT LOSS

      Income
           Interest ......................................................................................                $     305
           Dividends .....................................................................................                    2,330
                                                                                                                          ---------

               Total income ..............................................................................                    2,635
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) .............................................................                    5,643
           Fund administration fees (note 2) .............................................................                    1,317
           Distribution and service fees - Investor Shares (note 3) ......................................                      309
           Custody fees ..................................................................................                    2,952
           Registration and filing administration fees (note 2) ..........................................                    3,569
           Fund accounting fees (note 2) .................................................................                   18,075
           Audit fees ....................................................................................                   16,000
           Legal fees ....................................................................................                    5,292
           Securities pricing fees .......................................................................                    2,613
           Shareholder recordkeeping fees ................................................................                   12,000
           Other accounting fees (note 2) ................................................................                   10,683
           Shareholder servicing expenses ................................................................                    1,600
           Registration and filing expenses ..............................................................                   22,153
           Printing expenses .............................................................................                    2,729
           Trustee fees and meeting expenses .............................................................                    5,114
           Other operating expenses ......................................................................                    2,353
                                                                                                                          ---------

               Total expenses ............................................................................                  112,402
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ......................................................                  (96,712)
                    Investment advisory fees waived (note 2) .............................................                   (5,643)
                                                                                                                          ---------

               Net expenses ..............................................................................                   10,047
                                                                                                                          ---------

                    Net investment loss ..................................................................                   (7,412)
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized loss from investment transactions .....................................................                   (2,964)
      Increase in unrealized appreciation on investments .................................................                   26,680
                                                                                                                          ---------

           Net realized and unrealized gain on investments ...............................................                   23,716
                                                                                                                          ---------

               Net increase in net assets resulting from operations ......................................                $  16,304
                                                                                                                          =========


(a)   For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.


See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENT OF CHANGES IN NET ASSETS

                                               For the Period ended March 31, 2003 (a)


INCREASE IN NET ASSETS

     Operations
         Net investment loss ..............................................................................             $    (7,412)
         Net realized loss from investment transactions ...................................................                  (2,964)
         Increase in unrealized appreciation on investments ...............................................                  26,680
                                                                                                                        -----------

              Net increase in net assets resulting from operations ........................................                  16,304
                                                                                                                        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (b) .............................               2,161,191
                                                                                                                        -----------

                     Total increase in net assets .........................................................               2,177,495

NET ASSETS
     Beginning of period ..................................................................................                       0
                                                                                                                        -----------

     End of period ........................................................................................             $ 2,177,495
                                                                                                                        ===========


(a) For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.

(b) A summary of capital share activity follows:

                                                                                       ---------------------------------------------
                                                                                          Shares                           Value
------------------------------------------------------------------                     ---------------------------------------------
                      INSTITUTIONAL SHARES
-----------------------------------------------------------------
Shares sold ......................................................                         159,068                      $ 1,602,929
Shares redeemed ..................................................                               0                                0
                                                                                       -----------                      -----------

     Net increase ................................................                         159,068                      $ 1,602,929
                                                                                       ===========                      ===========

-----------------------------------------------------------------
                         INVESTOR SHARES
-----------------------------------------------------------------
Shares sold ......................................................                          52,790                      $   558,358
Shares redeemed ..................................................                              (9)                             (96)
                                                                                       -----------                      -----------

     Net increase ................................................                          52,781                      $   558,262
                                                                                       ===========                      ===========

-----------------------------------------------------------------
                           FUND SUMMARY
-----------------------------------------------------------------
Shares sold ......................................................                         211,858                      $ 2,161,287
Shares redeemed ..................................................                              (9)                             (96)
                                                                                       -----------                      -----------

     Net increase ................................................                         211,849                      $ 2,161,191
                                                                                       ===========                      ===========


See accompanying notes to financial statements


                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                               For the Period ended March 31, 2003 (a)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                              INSTITUTIONAL           INVESTOR
                                                                                                 SHARES                SHARES
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................                $     10.00           $     10.00

      Income from investment operations
           Net investment loss ...............................................                      (0.04)                (0.03)
           Net realized and unrealized gain on investments ...................                       0.32                  0.30
                                                                                              -----------           -----------

               Total from investment operations ..............................                       0.28                  0.27
                                                                                              -----------           -----------

Net asset value, end of period ...............................................                $     10.28           $     10.27
                                                                                              ===========           ===========

Total return .................................................................                       2.80 %                2.70 %
                                                                                              ===========           ===========

Ratios/supplemental data
      Net assets, end of period ..............................................                $ 1,635,414           $   542,081
                                                                                              ===========           ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................                      15.28 %(b)            13.67 %(b)
           After expense reimbursements and waived fees ......................                       1.30 %(b)             1.56 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .....................                     (14.92)%(b)           (13.36)%(b)
           After expense reimbursements and waived fees ......................                      (0.94)%(b)            (1.25)%(b)

      Portfolio turnover rate ................................................                      12.08 %               12.08 %




(a) For the period from September 30, 2002 (date of initial public investment) to March 31, 2003.

(b) Annualized.











See accompanying notes to financial statements



                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

          The Brown Capital Management Mid-Cap Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"), an open-ended management investment company. The Trust was organized on October 25, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Fund began operations on September 30, 2002. The Fund has an unlimited number of authorized shares, which are divided into two classes - Institutional Shares and Investor Shares.

          Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the "Trustees") determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.


          A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost, which approximates value.

          B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $7,412 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

          D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of net realized gains through
               October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

          E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the Fund's average daily net assets.

          The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.30% of the average daily net assets of the Fund's Institutional Shares and 1.55% of the daily net assets of the Fund's Investor Shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $5,643 ($0.04 per share) and has reimbursed expenses in the amount of $96,712 for the period ended March 31, 2003.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus an additional fee of 0.01% of the average annual net assets. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

          NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2003



          Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

          The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

          The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of Investor Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $309 of such expenses for the Investor Shares under the Plan for the year ended March 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $1,879,348 and $149,906, respectively, for the period ended March 31, 2003.






















                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                             ADDITIONAL INFORMATION

                                 March 31, 2003
                                   (Unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of The Brown Capital Management Mid-Cap Fund ("Fund") and The Nottingham Investment Trust II ("Trust") are managed under the direction of the Board of Trustees ("Trustees") of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Trustees received aggregate compensation of $2,425 during the fiscal year ended March 31, 2003 from the Fund for their services to the Fund and Trust.

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                      Independent Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Jack E. Brinson, 70        Trustee,    Since 1990   Retired;  Previously,   President        8       Independent   Trustee   of  the
                           Chairman                 of   Brinson    Investment    Co.                following:     Gardner    Lewis
                                                    (personal     investments)    and                Investment  Trust for the three
                                                    President  of Brinson  Chevrolet,                series  of  that   trust;   New
                                                    Inc. (auto dealership)                           Providence   Investment   Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust;      Hillman     Capital
                                                                                                     Management   Investment   Trust
                                                                                                     for  the  two  series  of  that
                                                                                                     trust;  and de Leon Funds Trust
                                                                                                     for  the  one  series  of  that
                                                                                                     trust      (all      registered
                                                                                                     investment companies)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
J. Buckley Strandberg, 43  Trustee     Since 1991   President  of Standard  Insurance        8       None
                                                    and   Realty    (insurance    and
                                                    property management)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
James H. Speed, Jr., 49    Trustee     Since        President  and  CEO  elect  of NC        8       Independent   Trustee   of  RBC
                                       September    Mutual     Insurance      Company                Funds,  Inc. for its six series
                                       2002         (insurance   company)  since  May                (all   registered    investment
                                                    2003;    President    of    Speed                companies)
                                                    Financial       Group,       Inc.
                                                    (consulting/private  investments)
                                                    since  March  2000;  Senior  Vice
                                                    President,     Chief    Financial
                                                    Officer &  Treasurer  of Hardee's
                                                    Food Systems,  Inc. (food service
                                                    retailer)   from   July  1997  to
                                                    March    2000;     Senior    Vice
                                                    President  Controller of Hardee's
                                                    Food  Systems,  Inc. from January
                                                    1995 to July 1997
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------











                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                       Interested Trustees
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Richard K. Bryant, 43      Trustee;    Trustee      President  of Capital  Investment        8                    None
Post Office Box 32249      President   since        Group,  Inc.  (distributor of the
Raleigh,  North  Carolina  and         September    Fund);  Vice President of Capital
27622                      Principal   2002;        Investment     Counsel,      Inc.
                           Executive   President    (advisor  of  the  Capital  Value
                           Officer,    since  1990; Fund);   President   of   Capital
                           Capital     Principal    Investment    Brokerage,     Inc.
                           Value Fund  Executive    (broker/dealer     firm);     and
                                       Officer      President of Capital  Value Fund;
                                       since 2002   Trustee   of  the   Trust   since
                                                    September    2002;    previously,
                                                    Trustee  of the  Trust  from 1990
                                                    until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Keith A. Lee, 43           Trustee;    Trustee      Senior  Vice  President  of Brown        8                    None
1201 N. Calvert Street     Vice        since June   Capital     Management,      Inc.
Baltimore, Maryland 21202  President   2002;        (advisor  of  the  Brown  Capital
                           and         Vice         Management    Funds)   and   Vice
                           Principal   President    President  of the  Brown  Capital
                           Executive   since  1992; Management Funds;  Trustee of the
                           Officer,    Principal    Trust since June 2002.
                           the Brown   Executive
                           Capital     Officer
                           Management  since 2002
                           Funds
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel, Inc., the advisor of the Capital Value Fund, and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested
Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                           Other Officers
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Eddie C. Brown, 62         President,  Since        President   of   Brown    Capital       n/a                    n/a
1201 N. Calvert Street     the Brown   1992         Management,  Inc. (advisor of the
Baltimore, Maryland  21202 Capital                  Brown Capital  Management Funds);
                           Management               previously,  Trustee of the Trust
                           Funds                    from  1992  until June 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Elmer O. Edgerton, Jr., 53 Vice        Since        President  of Capital  Investment       n/a                    n/a
Post Office Box  32249     President,  1990         Counsel,   Inc.,  Raleigh,  North
Raleigh, North Carolina    Capital                  Carolina;   Vice   President   of
27622                      Value Fund               Capital  Investment Group,  Inc.,
                                                    Raleigh,  North  Carolina;   Vice
                                                    President  of Capital  Investment
                                                    Brokerage, Inc.
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
R. Mark Fields, 50         Vice        Since        Partner   of   EARNEST   Partners       n/a                    n/a
119 S. President Street    President,  1992         Limited,   LLC  (advisor  of  the
2nd Floor                  EARNEST                  EARNEST   Partners  Fixed  Income
Jackson, MS 39201          Partners                 Trust),  since 1999;  previously,
                           Fixed                    Vice    President   of   Investek
                           Income                   Capital     Management,     Inc.,
                           Trust                    Jackson,    Mississippi   (former
                                                    advisor of the  EARNEST  Partners
                                                    Fixed Income Trust)
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Douglas S. Folk, 43        Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1998         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;  Vice  President  of
Atlanta, GA  30309         Partners                 Investek   Capital    Investment,
                           Fixed                    Inc., Jackson,  Mississippi, 1996
                           Income                   to 1999
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------



                                                                                                                        (Continued)

                                              THE BROWN CAPITAL MANAGEMENT MID-CAP FUND

                                                       ADDITIONAL INFORMATION

                                                           March 31, 2003
                                                             (Unaudited)

-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
                                                                                         Number of
                                                                                        Portfolios
                                                                                          in Fund
                           Position(s)                                                    Complex
        Name, Age,          held with   Length of       Principal Occupation(s)          Overseen by       Other Directorships
        And Address        Fund/Trust  Time Served        During Past 5 Years             Trustee            Held by Trustee
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
John M. Friedman, 59       Vice        Since        Partner and Portfolio  Manager of       n/a                    n/a
75 Fourteenth Street       President,  1992         EARNEST  Partners  Limited,  LLC,
Suite 2300                 EARNEST                  since  1999;   previously,   Vice
Atlanta, GA  30309         Partners                 President  of  Investek   Capital
                           Fixed                    Management,     Inc.,    Jackson,
                           Income                   Mississippi
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Michael T. McRee, 59       President   President    Partner  and  Manager  of EARNEST       n/a                    n/a
119 S. President Street    and         since        Partners   Limited,   LLC   since
2nd Floor                  Principal   1992;        1999;  previously,  President  of
Jackson, Mississippi 39201 Executive   Principal    Investek   Capital    Management,
                           Officer,    Executive    Inc.,    Jackson,    Mississippi;
                           EARNEST     Officer      President   of  Investek   Timber
                           Partners    since 2002   Management   (timber   management
                           Fixed                    and marketing)
                           Income
                           Trust
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
L. Norfleet Smith, Jr., 40 Principal   Since        Vice   President   of   Wilbanks,       n/a                    n/a
150 West Main Street       Executive   2002         Smith & Thomas Asset  Management,
Suite 1700                 Officer,                 LLC  (advisor  of the WST  Growth
Norfolk, Virginia  23510   WST Growth               Fund), Norfolk, Virginia
                           Fund
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Wayne F. Wilbanks, 42      President,  Since        President  of  Wilbanks,  Smith &       n/a                    n/a
150 West Main Street       WST Growth  1997         Thomas
Suite 1700                 Fund                     Asset  Management,  LLC, Norfolk,
Norfolk, Virginia  23510                            Virginia
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
C. Frank Watson III, 32    Secretary,  Since        President  and  Chief   Operating       n/a                    n/a
                           Treasurer,  1994;        Officer   (since   1999)  of  The
                           and         Treasurer    Nottingham                Company
                           Principal   and          (administrator   to  the   Fund);
                           Financial   Principal    previously,    Chief    Operating
                           Officer     Financial    Officer of The Nottingham Company
                           Officer
                           since 2002
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------
Julian G. Winters, 34      Assistant   Since        Vice         President-Compliance       n/a                    n/a
                           Secretary   2002         Administration  (since  1998)  of
                           and                      The      Nottingham      Company;
                           Assistant                previously,  Fund Accountant, The
                           Treasurer                Nottingham Company
-------------------------- ----------- ------------ ---------------------------------- ------------- -------------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.us.deloitte.com
                                                              Deloitte
                                                              & Touche


INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of the Nottingham Investment Trust II and Shareholders of The Brown Capital Management Mid-Cap Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Mid-Cap Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Mid-Cap Fund as of March 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 25, 2003



__________
Deloitte
Touche
Tohmatsu
__________

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

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II










For Shareholder Service Inquiries:            For Investment Advisor Inquiries:

Documented:                                   Documented:

NC Shareholder Services                       Brown Capital Management
116 South Franklin Street                     1201 North Calvert Street
Post Office Drawer 4365                       Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                          Toll-Free Telephone:

1-800-773-3863                                1-877-892-4BCM, 1-877-892-4226

World Wide Web @: World Wide Web @:

ncfunds.com                                   browncapital.com




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